UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4852

Victory Portfolios
(Exact name of registrant as specified in charter)

3435 Stelzer Rd Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services 3435 Stelzer Rd. Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2010

Item 1. Reports to Stockholders.

October 31, 2010

Annual Report

Institutional Money Market Fund

Federal Money Market Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

The Victory Portfolios

Shareholder Letter	3

Financial Statements

Schedules of Portfolio Investments	4

Statements of Assets and Liabilities	7

Statements of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	11

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	22

Supplemental Information

Trustee and Officer Information	23

Proxy Voting and Form N-Q Information	26

Expense Examples	26

Portfolio Holdings	27

The Funds are distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Money Market Fund and Federal Money Market Fund.

An investment in the Funds is not insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

1

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2

Letter to Our Shareholders

Domestic GDP has risen for four consecutive quarters, global conditions are improving and credit markets have stabilized. Signs of a slowly improving economy, low interest rates and better than expected corporate earnings have strengthened investor confidence in the market. Investors continue to migrate out of money market funds, depositing net flows of $247 billion in fixed income funds this year. To a lesser extent, investors are cautiously investing in foreign equities, depositing $28 billion in these funds.

Through October, U.S. equity markets outpaced international markets, with the S&P 500 Index returning 7.84% versus the MSCI EAFE Index 2.25% return. Fixed income has continued its strong performance, as measured by the Barclays U.S. Aggregate Bond Index 8.33% return year to date. Investors are encouraged by several factors in relation to the market rise. These include the Federal Reserve initiating a second round of quantitative easing, fading concerns of a "double-dip" recession, news that the Macondo well in the Gulf of Mexico was plugged, signs of progress in resolving the European sovereign debt crisis and diminished fears of a slowdown in China's growth rate heartened investors.

As the economic recovery continues to slowly occur, much of the improvement in equity returns can be credited to the improvement in the macro-economic backdrop. Valuations are attractive given the low inflation and interest rates. Credit spreads have returned to normal and corporate balance sheets remain strong. However, consumer confidence remains low, the unemployment rate remains high and housing continues to struggle. We remain attentive to destabilizing economic or political events which could mute further upward progress in the market. We are also watchful for signs of inflation given the massive federal budget deficit, the size of the Federal Reserve's balance sheet and the weak U.S. dollar.

We continue to believe that patient investors will be rewarded over the longer-term. As always, our portfolios are constructed based on the merits of an investment in any market cycle. We remain focused on valuation, financial strength and returns in pursuit of superior long-term performance. Victory maintains an overall positive longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1. Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2. Client Service Excellence

Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3. Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform wrought by the tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 1-800-539-3863 or via our website at www.VictoryConnect.com.

Michael Policarpo

President,
Victory Funds

3

The Victory Portfolios  Schedule of Portfolio Investments
Institutional Money Market Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Certificates of Deposit (8.0%)
Bank of Montreal, 0.24%, 11/9/10 (a)	$24,000	$24,000
Bank of Nova Scotia, 0.49% (b), 11/29/10	12,000	12,000
Barclays Bank PLC NY, 0.77%, 1/13/11	17,000	17,000
Canadian Imperial Bank of Commerce, 0.31% (b), 11/10/10	10,000	10,000
National Australia Bank Ltd. NY, 0.31% (b), 10/5/11	11,000	11,000
Royal Bank of Scotland PLC, 0.67% (b), 2/8/11	20,000	20,000
Toronto-Dominion Bank NY, 0.26% (b), 2/4/11	16,000	16,000
Total Certificates of Deposit (Amortized Cost $110,000)		110,000
Commercial Paper (22.2%)
Australia & New Zealand Banking Group Ltd., 0.28% (b), 12/16/10 (c)	14,500	14,500
Citigroup Funding, Inc., 0.27% (d), 11/1/10	47,500	47,500
Coca-Cola Co., 0.44% (d), 2/28/11 (c)	22,000	21,968
Dexia Delaware LLC, 0.45% (d), 11/12/10	65,000	64,991
Nordea North America, Inc., 0.47% (d), 1/14/11	25,000	24,976
Prudential Funding LLC, 0.30% (d), 11/15/10	32,000	31,996
Shell International Finance BV, 0.55% (d), 2/7/11 (c)	15,000	14,977
State Street Corp., 0.70% (d), 12/2/10	13,500	13,492
Straight-A Funding LLC, 0.27% (d), 11/4/10 (c)	58,000	57,999
Total Capital Canada Ltd., 0.30% (d), 2/25/11 (c)	13,000	12,987
Total Commercial Paper (Amortized Cost $305,386)		305,386
Corporate Bonds (4.6%)
Ballenisles Country Club, 0.40% (b), 12/1/22	10,000	10,000
Citigroup, Inc., 5.13%, 2/14/11 (e)	18,900	19,157
Goldman Sachs Group, Inc., 6.88%, 1/15/11	15,018	15,211
IBM International Group Capital LLC, 0.57% (b), 9/26/11 (c)	11,000	11,000
State Street Bank & Trust Co., 1.85%, 3/15/11	8,594	8,637
Total Corporate Bonds (Amortized Cost $64,005)		64,005
Municipal Bonds (9.6%)
California State Department of Water Resources Supply Revenue, Series C-1, 0.27% (b), 5/1/22, LOC Dexia Credit Local	6,980	6,980
Chattanooga Industrial Development Board Revenue, Bluecross Blueshield of Tennessee, Inc., 0.30% (b), 1/1/28, LOC Bank of America N.A.	28,000	28,000
Denver City & County Airport Revenue, Series C, 0.26% (b), 11/15/22, LOC JPMorgan Chase Bank	9,300	9,300
Illinois Finance Authority Revenue, Resurrection Health, Series C, 0.33% (b), 5/15/35, LOC Bank of America N.A.	12,260	12,260
New York City Transitional Finance Authority Revenue, Series D, 4.45%, 2/1/11	7,010	7,077
New York Liberty Development Corp. Revenue, World Trade Center LLC, Series A-1, 0.32% (b), 12/1/49,Callable 11/18/10 @ 100	18,000	18,000
San Jose Financing Authority Revenue, Series F, 0.24% (b), 6/1/34, LOC Bank of America N.A.	21,445	21,445
Savannah College of Art & Design, Inc., Revenue, Series 2004 BD, 0.31% (b), 4/1/24, LOC Bank of America N.A., AMT	9,400	9,400

See notes to financial statements.

4

The Victory Portfolios  Schedule of Portfolio Investments — continued
Institutional Money Market Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Wisconsin State Health & Educational Facilities Authority Revenue, University of Wisconsin Medical Foundation, 0.30% (b), 5/1/30, LOC JPMorgan Chase Bank	$19,900	$19,900
Total Municipal Bonds (Amortized Cost $132,362)		132,362
Repurchase Agreements (47.6%)
Deutsche Bank Securities, Inc., 0.23%, 11/1/10 (Date of agreement 10/29/10, Proceeds at maturity $175,003, collateralized by U.S. Government Agency Securities, 4.00%-4.50%, 9/1/24-9/1/40, market value $178,500)	175,000	175,000
Goldman Sachs Group, Inc., 0.23%, 11/1/10 (Date of agreement 10/29/10, Proceeds at maturity $170,703, collateralized by U.S. Government Agency Securities, 3.50%-7.00%, 11/1/13-11/1/40, market value $174,114)	170,700	170,700
RBS Securities, Inc., 0.24%, 11/1/10 (Date of agreement 10/29/10, Proceeds at maturity $135,003, collateralized by U.S. Treasury Obligations, 3.63%-4.50%, 2/15/20-8/15/39, market value $137,702)	135,000	135,000
UBS Securities LLC, 0.23%, 11/1/10 (Date of agreement 10/29/10, Proceeds at maturity $175,003, collateralized by U.S. Government Agency Securities, 0.70%-6.00%, 5/5/11-7/26/13, market value $178,502)	175,000	175,000
Total Repurchase Agreements (Amortized Cost $655,700)		655,700
U.S. Government Agency Securities (9.4%)
Federal Home Loan Mortgage Corp.
0.18% (b), 11/9/11	20,000	19,956
0.19% (b), 1/13/12	34,000	33,959
0.33% (b), 11/7/11, MTN	20,000	19,994
0.40%, 9/22/11, Callable 12/22/10 @ 100	35,000	35,000
Federal National Mortgage Assoc., 0.46% (d), 12/27/10	20,000	19,986
Total U.S. Government Agency Securities (Amortized Cost $128,895)		128,895
Total Investments (Amortized Cost $1,396,348) — 101.4%		1,396,348
Liabilities in excess of other assets — (1.4)%		(18,737)
NET ASSETS — 100.0%		$1,377,611

(a)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(b)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/10.

(c)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(d)  Rate represents the effective yield at purchase.

(e)  Security purchased on a "when-issued" basis.

AMT  Subject to alternative minimum tax

LLC    Limited Liability Co.

LOC  Letter of Credit

MTN  Medium Term Note

PLC    Public Liability Co.

See notes to financial statements.

5

The Victory Portfolios  Schedule of Portfolio Investments
Federal Money Market Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Corporate Bonds (0.8%)
State Street Bank & Trust Co., 1.85%, 3/15/11	$4,800	$4,824
Total Corporate Bonds (Amortized Cost $4,824)		4,824
U.S. Government Agency Securities (35.3%)
Federal Farm Credit Bank
0.27% (a), 11/3/10	20,000	20,000
0.38% (a), 6/9/11	50,000	50,000
0.31% (a), 8/26/11	125,000	124,990
Federal Home Loan Bank, 0.50%, 11/24/10	12,000	12,000
Federal National Mortgage Assoc., 0.46% (b), 12/27/10	10,000	9,993
Total U.S. Government Agency Securities (Amortized Cost $216,983)		216,983
Repurchase Agreements (59.8%)
Deutsche Bank Securities, Inc., 0.23%, 11/1/10 (Date of agreement 10/29/10, Proceeds at maturity $95,002, collateralized by U.S. Government Agency Securities, 7.00%, 10/1/38, market value $96,900)	95,000	95,000
Goldman Sachs Group, Inc., 0.23%, 11/1/10 (Date of agreement 10/29/10, Proceeds at maturity $82,402, collateralized by U.S. Government Agency Securities, 5.50%, 3/1/40, market value $84,048)	82,400	82,400
RBS Securities, Inc., 0.24%, 11/1/10 (Date of agreement 10/29/10, Proceeds at maturity $95,002, collateralized by U.S. Treasury Obligations, 4.50%, 8/15/39, market value $96,903)	95,000	95,000
UBS Securities LLC, 0.23%, 11/1/10 (Date of agreement 10/29/10, Proceeds at maturity $95,002, collateralized by U.S. Government Agency Securities, 5.00%-6.63%, 8/19/11-7/20/40, market value $96,900)	95,000	95,000
Total Repurchase Agreements (Amortized Cost $367,400)		367,400
Total Investments (Amortized Cost $589,207) (c) — 95.9%		589,207
Other assets in excess of liabilities — 4.1%		25,365
NET ASSETS — 100.0%		$614,572

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/10.

(b)  Rate represents the effective yield at purchase.

(c)  Represents cost for financial reporting and federal income tax purposes.

See notes to financial statements.

6

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2010

(Amounts in Thousands, Except Per Share Amounts)

	Institutional Money Market Fund	Federal Money Market Fund
ASSETS:
Investments, at amortized cost	$740,648	$221,807
Repurchase agreements, at value (a)	655,700	367,400
Total Investments	1,396,348	589,207
Cash	190	192
Interest receivable	852	162
Receivable for investments sold	—	25,188
Prepaid expenses	25	11
Total Assets	1,397,415	614,760
LIABILITIES:
Payable for investments purchased	19,363	—
Distributions payable	9	1
Accrued expenses and other payables:
Investment advisory fees	136	36
Administration fees	117	50
Custodian fees	16	7
Transfer agent fees	40	18
Trustee fees	5	2
Shareholder servicing fees	3	3
Other accrued expenses	115	71
Total Liabilities	19,804	188
NET ASSETS:
Capital	1,380,019	614,591
Undistributed (distributions in excess of) net investment income	440	(80)
Accumulated net realized gains (losses) from investments	(2,848)	61
Net Assets	$1,377,611	$614,572
Net Assets
Investor Shares	$1,334,760	$510,436
Select Shares	42,851	104,136
Total	$1,377,611	$614,572
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Investor Shares	1,337,348	510,446
Select Shares	42,820	104,143
Total	1,380,168	614,589
Net asset value, offering and redemption price per share
Investor Shares	$1.00	$1.00
Select Shares	$1.00	$1.00

(a)  Value is equal to amortized cost.

See notes to financial statements.

7

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2010

(Amounts in Thousands)

	Institutional Money Market Fund	Federal Money Market Fund
Investment Income:
Interest income	$7,042	$3,027
Total Income	7,042	3,027
Expenses:
Investment advisory fees	3,255	2,024
Administration fees	1,622	797
Shareholder servicing fees — Select Shares	262	298
Custodian fees	220	114
Transfer agent fees	303	149
Transfer agent fees — Investor Shares	117	55
Transfer agent fees — Select Shares	12	14
Trustees' fees	148	78
Legal and audit fees	222	101
State registration and filing fees	173	41
Other expenses	183	67
Recoupment of prior expenses waived/reimbursed by Adviser	—	40
Total Expenses	6,517	3,778
Shareholder servicing fees waived — Select Shares	(115)	(187)
Expenses waived/reimbursed by Adviser	(426)	(622)
Net Expenses	5,976	2,969
Net Investment Income	1,066	58
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	(6,466)	98
Net change in unrealized appreciation/depreciation on investments	3,962	—
Net realized/unrealized gains (losses) from investments	(2,504)	98
Net increase from payments by an affiliate for losses due to decline in the value of portfolio securities	3,869	—
Net increase from payment by the sub-administrator (note 3)	305	153
Change in net assets resulting from operations	$2,736	$309

See notes to financial statements.

8

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Money Market Fund		Federal Money Market Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
From Investment Activities:
Operations:
Net investment income	$1,066	$14,057	$58	$2,336
Net realized gains (losses) from investment transactions	(6,466)	23	98	(37)
Net change in unrealized appreciation/ depreciation on investments	3,962	(397)	—	—
Net increase from payments by an affiliate for losses due to decline in the value of portfolio securities	3,869	589	—	—
Net decrease from payments to an affiliate for recoupment of monies previously paid under an irrevocable letter of credit	—	(4,835)	—	—
Net increase from payment by the sub-administrator (note 3)	305	—	153	—
Change in net assets resulting from operations	2,736	9,437	309	2,299
Distributions to Shareholders:
From net investment income:
Investor Shares	(1,413)	(13,222)	(203)	(2,118)
Select Shares	(36)	(852)	(31)	(236)
From net realized gains:
Investor Shares	—	—	—	(168)
Select Shares	—	—	—	(66)
Change in net assets resulting from distributions to shareholders	(1,449)	(14,074)	(234)	(2,588)
Change in net assets from capital transactions	(776,568)	286,872	(461,645)	(844,685)
Change in net assets	(775,281)	282,235	(461,570)	(844,974)
Net Assets:
Beginning of period	2,152,892	1,870,657	1,076,142	1,921,116
End of period	$1,377,611	$2,152,892	$614,572	$1,076,142
Undistributed (distributions in excess of) net investment income	$440	$(55)	$(80)	$(57)

See notes to financial statements.

9

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Money Market Fund		Federal Money Market Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
Capital Transactions:
Investor Shares:
Proceeds from shares issued	$5,982,149	$11,854,781	$3,796,141	$3,821,667
Dividends reinvested	536	3,526	151	1,671
Cost of shares redeemed	(6,670,381)	(11,576,420)	(4,142,942)	(4,316,787)
Total Investor Shares	$(687,696)	$281,887	$(346,650)	$(493,449)
Select Shares:
Proceeds from shares issued	$1,111,068	$2,469,719	$831,409	$1,089,476
Dividends reinvested	35	738	30	290
Cost of shares redeemed	(1,199,975)	(2,465,472)	(946,434)	(1,441,002)
Total Select Shares	$(88,872)	$4,985	$(114,995)	$(351,236)
Change in net assets from capital transactions	$(776,568)	$286,872	$(461,645)	$(844,685)
Share Transactions:
Investor Shares:
Issued	5,982,149	11,854,781	3,796,141	3,821,667
Reinvested	536	3,526	151	1,671
Redeemed	(6,670,381)	(11,576,420)	(4,142,942)	(4,316,787)
Total Investor Shares	(687,696)	281,887	(346,650)	(493,449)
Select Shares:
Issued	1,111,068	2,469,719	831,409	1,089,476
Reinvested	35	738	30	290
Redeemed	(1,199,975)	(2,465,472)	(946,434)	(1,441,002)
Total Select Shares	(88,872)	4,985	(114,995)	(351,236)
Change in Shares	(776,568)	286,872	(461,645)	(844,685)

See notes to financial statements.

10

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Institutional Money Market Fund
	Investor Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000		$1.000
Investment Activities:
Net investment income	0.001	(a)	0.008	0.028	0.051		0.044
Net realized and unrealized gains (losses) on investments	—	(b)	— (b)	— (b)	—	(b)	—
Total from Investment Activities	0.001		0.008	0.028	0.051		0.044
Distributions:
Net investment income	(0.001)		(0.008)	(0.028)	(0.051)		(0.044)
Total Distributions	(0.001)		(0.008)	(0.028)	(0.051)		(0.044)
Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000		$1.000
Total Return	0.08	%(c)	0.77%	2.84%	5.18	%(d)	4.54%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,334,760		$2,021,341	$1,743,738	$1,636,897		$1,352,595
Ratio of net expenses to average net assets	0.36%		0.40%	0.36%	0.37%		0.38%
Ratio of net investment income to average net assets	0.07%		0.76%	2.80%	4.97%		4.45%
Ratio of gross expenses to average net assets (e)	0.38%		0.40%	0.36%	0.37%		0.38%
Ratio of net investment income to average net assets (e)	0.05%		0.76%	2.80%	4.97%		4.45%

(a)  A portion of the amount includes payments from an affiliate of the Adviser and/or the sub-administrator.

(b)  Rounds to less than $0.001 per share.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(d)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

11

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Institutional Money Market Fund
	Select Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000		$1.000
Investment Activities:
Net investment income	—	(a)(b)	0.005	0.025	0.048		0.042
Net realized and unrealized gains (losses) on investments	—	(a)	— (a)	— (a)	—	(a)	—
Total from Investment Activities	—	(a)	0.005	0.025	0.048		0.042
Distributions:
Net investment income	—	(a)	(0.005)	(0.025)	(0.048)		(0.042)
Total Distributions	—	(a)	(0.005)	(0.025)	(0.048)		(0.042)
Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000		$1.000
Total Return	0.03	%(c)	0.52%	2.57%	4.91	%(d)	4.28%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$42,851		$131,551	$126,919	$186,524		$157,785
Ratio of net expenses to average net assets	0.42%		0.66%	0.61%	0.62%		0.63%
Ratio of net investment income to average net assets	0.01%		0.55%	2.61%	4.70%		4.24%
Ratio of gross expenses to average net assets (e)	0.64%		0.66%	0.61%	0.62%		0.63%
Ratio of net investment income to average net assets (e)	(0.21)%		0.55%	2.61%	4.70%		4.24%

(a)  Rounds to less than $0.001 per share.

(b)  A portion of the amount includes payments by an affiliate of the Adviser and/or the sub-administrator.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(d)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

12

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Federal Money Market Fund
	Investor Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000		$1.000
Investment Activities:
Net investment income	—	(a)(b)	0.002	0.025	0.050		0.044
Net realized and unrealized gains (losses) on investments	—	(a)	— (a)	— (a)	—	(a)	— (a)
Total from Investment Activities	—	(a)	0.002	0.025	0.050		0.044
Distributions:
Net investment income	—	(a)	(0.002)	(0.025)	(0.050)		(0.044)
Net realized gains from investments	—		— (a)	—	—		—
Total Distributions	—	(a)	(0.002)	(0.025)	(0.050)		(0.044)
Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000		$1.000
Total Return	0.03	%(c)	0.19%	2.53%	5.07	%(d)	4.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$510,436		$857,020	$1,350,683	$1,356,283		$1,142,994
Ratio of net expenses to average net assets	0.37%		0.45%	0.40%	0.42%		0.43%
Ratio of net investment income to average net assets	0.01%		0.19%	2.52%	4.86%		4.35%
Ratio of gross expenses to average net assets (e)	0.43%		0.47%	0.40%	0.42%		0.43%
Ratio of net investment income to average net assets (e)	(0.05)%		0.17%	2.52%	4.86%		4.35%

(a)  Rounds to less than $0.001 per share.

(b)  A portion of the amount includes payments from an affiliate of the Adviser and/or the sub-administrator.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(d)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

13

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Federal Money Market Fund
	Select Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000		$1.000
Investment Activities:
Net investment income	—	(a)(b)	0.001	0.022	0.047		0.041
Net realized and unrealized gains (losses) on investments	—	(a)	— (a)	— (a)	—	(a)	— (a)
Total from Investment Activities	—	(a)	0.001	0.022	0.047		0.041
Distributions:
Net investment income	—	(a)	(0.001)	(0.022)	(0.047)		(0.041)
Net realized gains from investments	—		— (a)	—	—		—
Total Distributions	—	(a)	(0.001)	(0.022)	(0.047)		(0.041)
Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000		$1.000
Total Return	0.03	%(c)	0.06%	2.27%	4.81	%(d)	4.18%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$104,136		$219,122	$570,433	$497,207		$454,105
Ratio of net expenses to average net assets	0.37%		0.61%	0.65%	0.67%		0.69%
Ratio of net investment income to average net assets	0.01%		0.06%	2.23%	4.61%		4.14%
Ratio of gross expenses to average net assets (e)	0.69%		0.72%	0.65%	0.67%		0.69%
Ratio of net investment income to average net assets (e)	(0.31)%		(0.05)%	2.23%	4.61%		4.14%

(a)  Rounds to less than $0.001 per share.

(b)  A portion of the amount includes payments from an affiliate of the Adviser and/or the sub-administrator.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(d)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

14

Notes to Financial Statements

The Victory Portfolios  October 31, 2010

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2010, the Trust offered shares of 23 funds. The accompanying financial statements are those of the Institutional Money Market Fund and the Federal Money Market Fund (collectively, the "Funds" and individually, a "Fund").

The Funds are authorized to issue two classes of shares: Investor Shares and Select Shares. Each class of shares has substantially identical rights and privileges except with respect to fees paid under shareholder servicing plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Institutional Money Market Fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Federal Money Market Fund seeks to provide high current income to the extent consistent with the preservation of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Investments of the Funds are valued on the basis of amortized cost, which approximates market value. Under the amortized cost valuation method, discount or premium is accreted or amortized on a constant basis to the maturity of the security. In certain circumstances, securities may be valued at fair value determined pursuant to procedures approved by the Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

15

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

In accordance with Rule 2a-7 of the 1940 Act, the market values of the securities held in the Funds are determined at least once per week, unless the need arises to determine them more frequently, using prices supplied by the Funds' independent pricing services. These values are then compared to the securities' amortized cost. Securities whose market price varies from amortized cost by more than +/- 0.5% are indentified and validated with the pricing service. If Victory Capital Management, Inc. ("VCM" or the "Adviser") concludes that the price obtained from the pricing service is not reliable, or if the pricing service does not provide a price for a security, the Adviser will provide an independent dealer to supply a price. Absent a price from the pricing service or an independent dealer, the Adviser may supply a fair value for the security for the comparison, which will be determined pursuant to procedures approved by the Board. If the difference between the aggregate market price and aggregate amortized cost of all securities held by a Fund exceeds +/- 0.00375%, the Funds' administrator will notify a senior officer of the Funds who will call a meeting of the Board to fully advise the Funds' Trustees. If the difference exceeds +/- 0.0050%, a meeting of the Board will be convened to determine what action, if any, to initiate.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the inputs used to value the Funds' investments as of October 31, 2010 (in thousands):

Fund Name	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Significant Unobservable Inputs	Total
Institutional Money Market Fund
Certificates of Deposit	$—	$110,000	$—	$110,000
Commercial Paper	—	305,386	—	305,386
Corporate Bonds	—	64,005	—	64,005
Municipal Bonds	—	132,362	—	132,362
Repurchase Agreements	—	655,700	—	655,700
U.S. Government Agency Securities	—	128,895	—	128,895
Total	—	1,396,348	—	1,396,348
Federal Money Market Fund
Corporate Bonds	—	4,824	—	4,824
U.S. Government Agency Securities	—	216,983	—	216,983
Repurchase Agreements	—	367,400	—	367,400
Total	$—	$589,207	$—	$589,207

Reconciliation of Level 3 items

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

Institutional Money Market Fund	Investments In Securities
Balance as of 10/31/09	$6,046
Realized Gain (Loss)	(6,501)
Change in unrealized appreciation/depreciation (a)	3,962
Purchases	—
Sales	(3,507)
Transfers in and/or out of Level 3	—
Balance as of 10/31/10	$—

(a)  The change in unrealized appreciation/depreciation is attributable to investments which were disposed of during the year ended October 31, 2010.

16

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1 and 2 as of October 31, 2010.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with a value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited and/or result in additional costs. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying Statements of Assets and Liabilities. As of October 31, 2010, the Funds had no outstanding when-issued purchase commitments.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly by the Funds. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the accompanying Statements of Assets and Liabilities.

17

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each fund in the Trust on the basis of relative net assets or other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

3.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by VCM, a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid decrease at various asset levels as a Fund's assets grow. The investment advisory fees of the Institutional Money Market Fund are computed at rates ranging from 0.20% to 0.15% and of the Federal Money Market Fund at rates ranging from 0.25% to 0.15%. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

KeyBank serves as custodian of all the Trust's assets (except the assets of the International Fund, International Select Fund and Global Equity Fund, for which Citibank, N.A. ("Citibank") serves as custodian and receives a fee). For its custody services to the Trust, The Victory Variable Insurance Funds and The Victory Institutional Funds (the "Victory Trusts"), KeyBank receives fees at annualized rates ranging from 0.013% to 0.0025% of the aggregate average daily net assets, excluding the assets of the International Fund, International Select Fund and Global Equity Fund. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate ranging from 0.108% to 0.065% of the aggregate net assets of the Trust and The Victory Variable Insurance Funds (collectively, the "Trusts").

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Funds' transfer agent. Under the terms of the Transfer Agent Agreement, Citi receives for its services an annual fee at a rate ranging from 0.02% to 0.005% of the aggregate net assets of the Trusts. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

18

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

The Distributor or financial institutions (directly or through the Distributor) may receive from the Funds, pursuant to a Shareholder Servicing Plan, a fee of up to 0.25% of the average daily net assets of the Select Shares of the Funds for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. For the fiscal year ended October 31, 2010, affiliates of the Adviser earned $69 thousand.

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Funds. The Plan allows the Adviser, the administrator and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to this Plan. To the extent that any payments made by the Funds' administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan. No fees are currently being paid under the Plan.

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. These amounts are not available to be recouped at a future time.

The Funds have entered into a fee waiver and expense reimbursement agreement with the Adviser pursuant to which the Adviser has agreed to waive fees or reimburse expenses by amounts necessary to maintain a minimum yield of 0.01%. The Institutional Money Market Fund was added to this agreement effective March 1, 2010. The Funds have agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the yield of a class to fall below 0.01%.

The Adviser is contractually limiting fees and expenses until at least February 28, 2011. As of October 31, 2010, the following amounts are available to be repaid to the Adviser or have been repaid to the Adviser by the Fund:

Fund	Amount Waived or Reimbursed Available to Recoup	Amount Repaid to Adviser	Expires October 31,
Institutional Money Market Fund	$351,794	$—	2013
Federal Money Market Fund	247,229	39,697	2012
Federal Money Market Fund	622,073	—	2013

On December 1, 2006, VCM paid the Funds comprising the Trust approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services, Inc. ("BISYS") (BISYS' parent company, BISYS Group, Inc., was acquired by Citibank on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures required additional disclosure to the Board at the time incurred. On July 29, 2010, Citibank paid approximately $4.1 million after the Securities and Exchange Commission (the "SEC") approved the distribution plan that was in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. Further information, including the methodology of the Fair Fund Plan, is available on the SEC website at www.sec.gov/litigation/admin/2009/34-60011-pdp.pdf. The amounts are disclosed as "Net increase from payment by the sub-administrator" in the Statements of Operations and the Statements of Changes in Net Assets. The corresponding impact to the total return is disclosed in the Financial Highlights.

19

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

During the period November 1, 2009 through March 10, 2010, the Institutional Money Market Fund (the "IMM Fund") was a beneficiary of an irrevocable letter of credit issued by KeyCorp, the parent of the Adviser, to maintain the mark-to-market net asset value of the IMM Fund so that it would not fall below $0.9980 (or $0.9975 if the IMM Fund no longer was rated by Standard & Poor's Corporation). The letter of credit terminated by its terms on March 10, 2010. During the period, the IMM Fund drew on the letter of credit a total of $3.7 million.

From March 11, 2010 through the fiscal year ended October 31, 2010, KeyCorp made capital contributions to the IMM Fund in the amount of $183 thousand to maintain the mark-to-market net asset value of the IMM Fund so that it would not fall below $0.9980.

The letter of credit and capital contributions effectively maintained an amortized cost net asset value per share at $1.00.

4.  Risks:

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

5.  Line of Credit:

The Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $150 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.30% on $150 million for providing the Line of Credit. For the fiscal year ended October 31, 2010, KeyCorp earned approximately $450 thousand for the Line of Credit fee. Each Fund in the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding and average interest rate for each Fund during the fiscal year ended October 31, 2010 were as follows (dollar amounts in thousands):

Fund	Average Loan	Average Rate
Institutional Money Market Fund	$931	1.75%

6.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions Paid From Ordinary Income
Institutional Money Market Fund	$1,744
Federal Money Market Fund	231

20

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions Paid From Ordinary Income
Institutional Money Market Fund	$15,881
Federal Money Market Fund	3,900

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows (total distributions payable differ from the Statements of Assets and Liabilities because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Undistributed Ordinary Income	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ Deficit
Institutional Money Market Fund	$574	$(12)	$(2,848)	$(28)	$(2,314)
Federal Money Market Fund	69	(5)	—	—	64

*The differences between the book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the difference between book and tax recognition of income/losses on certain securities.

As of October 31, 2010, the following Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (in thousands):

Expiration Year
2017
Institutional Money Market Fund	$2,848

During the year ended October 31, 2010, the Institutional Money Market Fund and Federal Money Market Fund utilized $2,718 thousand and $37 thousand, respectively, of capital loss carryforwards.

The cost basis of investments of the IMM Fund for federal income tax purposes, gross unrealized appreciation, gross realized depreciation and net unrealized appreciation/depreciation as of October 31, 2010 were as follows (in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Institutional Money Market Fund	$1,396,376	$—	$(28)	$(28)

7.  Subsequent Events:

From November 1, 2010 through December 22, 2010, KeyCorp made capital contributions to the Institutional Money Market Fund in the amount of $3.1 million to maintain the mark-to-market net asset value of the Institutional Money Market Fund so that it would not fall below $0.9980, effectively maintaining an amortized cost net asset value per share at $1.00.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Victory Portfolios, constituting the Institutional Money Market Fund and the Federal Money Market Fund (the "Funds"), as of October 31, 2010, and the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the respective periods ended October 31, 2008 and prior were audited by another registered public accounting firm whose report dated December 22, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Portfolios as of October 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the two years then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2010

22

  Supplemental Information
The Victory Portfolios  October 31, 2010

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eleven Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 23 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees.

David Brooks Adcock, 59	Trustee	February 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System (1982-2006).	None.

Nigel D. T. Andrews, 63	Vice Chair and Trustee	August 2002	Retired.	Chemtura Corporation; Old Mutual plc.

Teresa C. Barger, 55	Trustee	December 2008	Chief Investment Officer/Chief Executive Officer, Cartica Capital LLC (asset management) (since 2007); Director, Corporate Governance and Capital Markets Advisory Department for the World Bank and International Finance Corporation (2004-2007).	None.

E. Lee Beard, 59	Trustee	February 2005	Principal Owner, (since 2005) The Henlee Group, LLC (consulting); President/Owner, ELB Consultants (2003-2005).	None.

John L. Kelly, 57	Trustee	May 2008	Private Investor (since 2009); Managing Director, JL Thornton & Co. (financial consultant) (2003-2009).	None.

23

  Supplemental Information — continued
The Victory Portfolios  October 31, 2010

(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
David L. Meyer, 53	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

Karen F. Shepherd, 70	Trustee	August 2002	Retired.	None.

Leigh A. Wilson, 65	Chair and Trustee	November 1994	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum.	None.

Interested Trustees.

David C. Brown, 38	Trustee	May 2008	President, Investments and Operations (since 2010) and Chief Operating Officer, the Adviser.	None.

Robert L. Wagner, 56	Trustee	December 2009	Chief Executive Officer, the Adviser.	None.

Messrs. Brown and Wagner are "Interested Persons" by reason of their relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 1-800-539-3863.

24

  Supplemental Information — continued
The Victory Portfolios  October 31, 2010

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael Policarpo, II, 36	President	May 2008	Senior Managing Director (since 2010) and Managing Director (2005-2010), the Adviser.

Derrick A. MacDonald, 40	Vice President	August 2010	Managing Director of the Adviser, Fund Administration, Technology & Operations (since 2008); Global Business Director, Avery Dennison (2004-2008).

Christopher K. Dyer, 48	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Jay G. Baris, 56	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Christopher E. Sabato, 42	Treasurer	May 2006	Senior Vice President, Treasurer Services, Citi Fund Services, Inc.

Eric B. Phipps, 39	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services, Inc. (since 2006); Staff Accountant, United States Securities and Exchange Commission (2004-2006).

Edward J. Veilleux, 67	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

25

  Supplemental Information — continued
The Victory Portfolios  October 31, 2010

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-539-3863. The information included in the Funds' Statement of Additional Information, which is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10-10/31/10	Expense Ratio During Period** 5/1/10-10/31/10
Institutional Money Market Fund
Investor Shares	$1,000.00	$1,000.30	$1.71	0.34%
Select Shares	1,000.00	1,000.30	1.76	0.35%
Federal Money Market Fund
Investor Shares	1,000.00	1,000.20	1.56	0.31%
Select Shares	1,000.00	1,000.20	1.56	0.31%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

26

  Supplemental Information — continued
The Victory Portfolios  October 31, 2010

  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10-10/31/10	Expense Ratio During Period** 5/1/10-10/31/10
Institutional Money Market Fund
Investor Shares	$1,000.00	$1,023.49	$1.73	0.34%
Select Shares	1,000.00	1,023.44	1.79	0.35%
Federal Money Market Fund
Investor Shares	1,000.00	1,023.64	1.58	0.31%
Select Shares	1,000.00	1,023.64	1.58	0.31%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

Portfolio Holdings

Institutional Money Market Fund

  Portfolio Holdings

  As a Percentage of Total Investments

Federal Money Market Fund

  Portfolio Holdings

  As a Percentage of Total Investments

Additional Federal Income Tax Information

The following Funds designated the following amount as qualified income interest distribution (in thousands):

Amount
Institutional Money Market Fund	$1,744
Federal Money Market Fund	228

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28

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29

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

VF-FIMMF-ANN (12/10)

October 31, 2010

Annual Report

Government Reserves Fund

Prime Obligations Fund

Financial Reserves Fund

Tax-Free Money Market Fund

Ohio Municipal Money Market Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

The Victory Portfolios

Shareholder Letter	3

Financial Statements

Schedules of Portfolio Investments	4

Statements of Assets and Liabilities	17

Statements of Operations	19

Statements of Changes in Net Assets	21

Financial Highlights	26

Notes to Financial Statements	28

Report of Independent Registered Public Accounting Firm	37

Supplemental Information

Trustee and Officer Information	38

Proxy Voting and Form N-Q Information	41

Expense Examples	41

Portfolio Holdings	42

Additional Federal Income Tax Information	43

The Funds are distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund.

An investment in the Funds is not insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

1

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2

Letter to Our Shareholders

Domestic GDP has risen for four consecutive quarters, global conditions are improving and credit markets have stabilized. Signs of a slowly improving economy, low interest rates and better than expected corporate earnings have strengthened investor confidence in the market. Investors continue to migrate out of money market funds, depositing net flows of $247 billion in fixed income funds this year. To a lesser extent, investors are cautiously investing in foreign equities, depositing $28 billion in these funds.

Through October, U.S. equity markets outpaced international markets, with the S&P 500 Index returning 7.84% versus the MSCI EAFE Index 2.25% return. Fixed income has continued its strong performance, as measured by the Barclays U.S. Aggregate Bond Index 8.33% return year to date. Investors are encouraged by several factors in relation to the market rise. These include the Federal Reserve initiating a second round of quantitative easing, fading concerns of a "double-dip" recession, news that the Macondo well in the Gulf of Mexico was plugged, signs of progress in resolving the European sovereign debt crisis and diminished fears of a slowdown in China's growth rate heartened investors.

As the economic recovery continues to slowly occur, much of the improvement in equity returns can be credited to the improvement in the macro-economic backdrop. Valuations are attractive given the low inflation and interest rates. Credit spreads have returned to normal and corporate balance sheets remain strong. However, consumer confidence remains low, the unemployment rate remains high and housing continues to struggle. We remain attentive to destabilizing economic or political events which could mute further upward progress in the market. We are also watchful for signs of inflation given the massive federal budget deficit, the size of the Federal Reserve's balance sheet and the weak U.S. dollar.

We continue to believe that patient investors will be rewarded over the longer-term. As always, our portfolios are constructed based on the merits of an investment in any market cycle. We remain focused on valuation, financial strength and returns in pursuit of superior long-term performance. Victory maintains an overall positive longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1. Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2. Client Service Excellence

Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3. Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform wrought by the tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 1-800-539-3863 or via our website at www.VictoryConnect.com.

Michael Policarpo

President,
Victory Funds

3

The Victory Portfolios  Schedule of Portfolio Investments
Government Reserves Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Corporate Bonds (0.5%)
State Street Bank & Trust Co., 1.85%, 3/15/11	$4,100	$4,121
Total Corporate Bonds (Amortized Cost $4,121)		4,121
U.S. Government Agency Securities (73.7%)
Federal Farm Credit Bank
0.15% (a), 11/1/10	113,869	113,869
0.23% (b), 2/14/11	25,000	25,004
0.78% (b), 2/17/11	75,000	74,998
0.36% (b), 12/21/11	25,000	24,994
Federal Home Loan Bank
0.10% (a), 11/1/10	206,320	206,320
0.50%, 11/24/10	7,000	7,000
0.22% (b), 5/26/11	25,000	24,981
Federal Home Loan Mortgage Corp.
0.17% (a), 12/8/10	23,300	23,296
0.40%, 9/22/11, Callable 12/22/10 @ 100	10,000	10,000
0.33% (b), 11/7/11, MTN	10,000	9,997
0.18% (b), 11/9/11	10,000	9,978
0.19% (b), 1/13/12	19,700	19,676
Federal National Mortgage Assoc., 0.46% (a), 12/27/10	10,000	9,993
Total U.S. Government Agency Securities (Amortized Cost $560,106)		560,106
U.S. Treasury Obligations (25.7%)
U.S. Treasury Bills
0.22% (a), 12/2/10	10,000	9,998
0.15% (a), 12/23/10	115,000	114,975
0.30% (a), 7/28/11	25,000	24,945
U.S. Treasury Notes, 0.88%, 5/31/11	45,000	45,164
Total U.S. Treasury Obligations (Amortized Cost $195,082)		195,082
Total Investments (Amortized Cost $759,309) (c) — 99.9%		759,309
Other assets in excess of liabilities — 0.1%		809
NET ASSETS — 100.0%		$760,118

(a)  Rate represents the effective yield at purchase.

(b)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/10.

(c)  Represents cost for financial reporting and federal income tax purposes.

MTN  Medium Term Note

See notes to financial statements.

4

The Victory Portfolios  Schedule of Portfolio Investments
Prime Obligations Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Certificates of Deposit (7.9%)
Bank of Montreal, 0.24%, 11/9/10	$7,000	$7,000
Bank of Nova Scotia, 0.49% (a), 11/29/10	4,000	4,000
Barclays Bank PLC NY, 0.77%, 1/13/11	5,000	5,000
Canadian Imperial Bank of Commerce, 0.31% (a), 11/10/10	3,000	3,000
National Australia Bank Ltd. NY, 0.31% (a), 10/5/11	3,000	3,000
Royal Bank of Scotland PLC, 0.67% (a), 2/8/11	5,000	5,000
Toronto-Dominion Bank NY, 0.26% (a), 2/4/11	5,000	5,000
Total Certificates of Deposit (Amortized Cost $32,000)		32,000
Commercial Paper (21.1%)
Australia & New Zealand Banking Group Ltd., 0.28% (a), 12/16/10 (b)	5,000	5,000
Citigroup Funding, Inc., 0.27% (c), 11/1/10	13,000	13,000
Coca-Cola Co., 0.44% (c), 2/28/11 (b)	6,000	5,991
Dexia Delaware LLC, 0.45% (c), 11/12/10	17,000	16,998
Nordea North America, Inc., 0.47% (c), 1/14/11	7,000	6,993
Prudential Funding LLC, 0.30% (c), 11/15/10	9,000	8,999
Shell International Finance BV, 0.55% (c), 2/7/11 (b)	4,000	3,994
State Street Corp., 0.70% (c), 12/2/10	3,500	3,498
Straight-A Funding, 0.27% (c), 11/4/10 (b)	17,000	17,000
Total Capital Canada Ltd., 0.30% (c), 2/25/11 (b)	4,000	3,996
Total Commercial Paper (Amortized Cost $85,469)		85,469
Corporate Bonds (4.7%)
Citigroup, Inc., 5.13%, 2/14/11 (d)	5,200	5,271
Goldman Sachs Group, Inc., 6.88%, 1/15/11	4,000	4,051
IBM International Group Capital LLC, 0.57% (a), 9/26/11 (b)	7,000	7,000
State Street Bank & Trust Co., 1.85%, 3/15/11	2,800	2,814
Total Corporate Bonds (Amortized Cost $19,136)		19,136
Municipal Bonds (10.8%)
California State Department of Water Resources Supply Revenue, Series C-1, 0.27% (a), 5/1/22, LOC Dexia Credit Local	2,715	2,715
Chattanooga Industrial Development Board Revenue, Bluecross Blueshield of Tennessee, Inc., 0.30% (a), 1/1/28, LOC Bank of America N.A.	15,000	15,000
Denver City & County Airport Revenue, Series C, 0.26% (a), 11/15/22, LOC JPMorgan Chase Bank	3,000	3,000
New Jersey Housing & Mortgage Finance Agency Multi-family Revenue, Series C, 0.38% (a), 11/1/39, LOC Bank of America N.A.	1,945	1,945
New York City Housing Development Corp., Multifamily Mortgage Revenue, QFC Owner LLC, Series A, 0.30% (a), 6/1/42, LOC Citibank N.A., AMT	6,000	6,000
New York City Transitional Finance Authority Revenue, Series D, 4.45%, 2/1/11	1,700	1,716
New York Liberty Development Corp. Revenue, World Trade Center LLC, Series A-1, 0.32% (a), 12/1/49,Callable 11/18/10 @ 100	5,000	5,000
San Jose Financing Authority Revenue, Series F, 0.24% (a), 6/1/34, LOC Bank of America N.A.	5,000	5,000
Savannah College of Art & Design, Inc., Revenue, Series 2004 BD, 0.31% (a), 4/1/24, LOC Bank of America N.A., AMT	3,500	3,500
Total Municipal Bonds (Amortized Cost $43,876)		43,876

See notes to financial statements.

5

The Victory Portfolios  Schedule of Portfolio Investments — continued
Prime Obligations Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Repurchase Agreements (48.3%)
Deutsche Bank Securities, Inc., 0.23%, 11/1/10 (Date of agreement 10/29/10, Proceeds at maturity $50,001, collateralized by U.S. Government Agency Securities, 6.50%-7.00%, 8/1/38-10/1/40, market value $51,000)	$50,000	$50,000
Goldman Sachs Group, Inc., 0.23%, 11/1/10 (Date of agreement 10/29/10, Proceeds at maturity $50,801, collateralized by U.S. Government Agency Securities, 5.00%-6.00%, 1/1/21-4/1/38, market value $51,816)	50,800	50,800
RBS Securities, Inc., 0.24%, 11/1/10 (Date of agreement 10/29/10, Proceeds at maturity $45,001, collateralized by U.S. Treasury Obligations, 4.00%, 8/15/39, market value $45,904)	45,000	45,000
UBS Securities LLC, 0.23%, 11/1/10 (Date of agreement 10/29/10, Proceeds at maturity $50,001, collateralized by U.S. Government Agency Securities, 3.50%-6.00%, 1/15/25-10/15/40, market value $51,000)	50,000	50,000
Total Repurchase Agreements (Amortized Cost $195,800)		195,800
U.S. Government Agency Securities (8.5%)
Federal Home Loan Mortgage Corp.
0.18% (a), 11/9/11	5,000	4,989
0.19% (a), 1/13/12	9,400	9,389
0.33% (a), 11/7/11, MTN (e)	6,000	5,998
0.40%, 9/22/11, Callable 12/22/10 @ 100	7,000	7,000
Federal National Mortgage Assoc., 0.46% (c), 12/27/10	7,000	6,995
Total U.S. Government Agency Securities (Amortized Cost $34,371)		34,371
Total Investments (Amortized Cost $410,652) — 101.3%		410,652
Liabilities in excess of other assets — (1.3)%		(5,126)
NET ASSETS — 100.0%		$405,526

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/10.

(b)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Rate represents the effective yield at purchase.

(d)  Security purchased on a "when-issued" basis.

(e)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

AMT  Subject to alternative minimum tax

LLC    Limited Liability Co.

LOC  Letter of Credit

MTN  Medium Term Note

PLC    Public Liability Co.

See notes to financial statements.

6

The Victory Portfolios  Schedule of Portfolio Investments
Financial Reserves Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Certificates of Deposit (6.7%)
Bank of Montreal, 0.24%, 11/9/10	$7,000	$7,000
Bank of Nova Scotia, 0.49% (a), 11/29/10	4,000	4,000
Barclays Bank PLC NY, 0.77%, 1/13/11	4,000	4,000
Canadian Imperial Bank of Commerce, 0.31% (a), 11/10/10	3,000	3,000
National Australia Bank Ltd. NY, 0.31% (a), 10/5/11	3,000	3,000
Royal Bank of Scotland PLC, 0.67% (a), 2/8/11	4,000	4,000
Toronto-Dominion Bank NY, 0.26% (a), 2/4/11	4,000	4,000
Total Certificates of Deposit (Amortized Cost $29,000)		29,000
Commercial Paper (19.9%)
Australia & New Zealand Banking Group Ltd., 0.28% (a), 12/16/10 (b)	4,000	4,000
Citigroup Funding, Inc., 0.27% (c), 11/1/10	13,000	13,000
Coca-Cola Co., 0.44% (c), 2/28/11 (b)	7,000	6,990
Dexia Delaware LLC, 0.45% (c), 11/12/10	18,000	17,997
Nordea North America, Inc., 0.47% (c), 1/14/11	7,000	6,993
Prudential Funding LLC, 0.30% (c), 11/15/10	9,000	8,999
Shell International Finance BV, 0.55% (c), 2/7/11 (b)	5,000	4,992
State Street Corp., 0.70% (c), 12/2/10	4,000	3,998
Straight-A Funding LLC, 0.27% (c), 11/4/10 (b)	15,000	15,000
Total Capital Canada Ltd., 0.30% (c), 2/25/11 (b)	4,000	3,996
Total Commercial Paper (Amortized Cost $85,965)		85,965
Corporate Bonds (3.4%)
Citigroup, Inc., 5.13%, 2/14/11 (d)	5,300	5,372
Goldman Sachs Group, Inc., 6.88%, 1/15/11	3,000	3,038
IBM International Group Capital LLC, 0.57% (a), 9/26/11 (b)	4,000	4,000
State Street Bank & Trust Co., 1.85%, 3/15/11	2,500	2,513
Total Corporate Bonds (Amortized Cost $14,923)		14,923
Municipal Bonds (9.1%)
California State Department of Water Resources Supply Revenue, Series C-1, 0.27% (a), 5/1/22, LOC Dexia Credit Local	2,375	2,375
Chattanooga Industrial Development Board Revenue, Bluecross Blueshield of Tennessee, Inc., 0.30% (a), 1/1/28, LOC Bank of America N.A.	15,000	15,000
Denver City & County Airport Revenue, Series C, 0.26% (a), 11/15/22, LOC JPMorgan Chase Bank	2,700	2,700
New York City Housing Development Corp., Multifamily Mortgage Revenue, QFC Owner LLC, Series A, 0.30% (a), 6/1/42, LOC Citibank N.A., AMT	5,000	5,000
New York City Transitional Finance Authority Revenue, Series D, 4.45%, 2/1/11	1,300	1,313
New York Liberty Development Corp. Revenue, World Trade Center LLC, Series A-1, 0.32% (a), 12/1/49, Callable 11/18/10 @ 100	6,000	6,000
San Jose Financing Authority Revenue, Series F, 0.24% (a), 6/1/34, LOC Bank of America N.A.	4,000	4,000
Savannah College of Art & Design, Inc., Revenue, Series 2004 BD, 0.31% (a), 4/1/24, LOC Bank of America N.A., AMT	3,100	3,100
Total Municipal Bonds (Amortized Cost $39,488)		39,488

See notes to financial statements.

7

The Victory Portfolios  Schedule of Portfolio Investments — continued
Financial Reserves Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
U.S. Government Agency Securities (9.6%)
Federal Home Loan Mortgage Corp.
0.18% (a), 11/9/11	$10,000	$9,978
0.19% (a), 1/13/12	9,600	9,588
0.33% (a), 11/7/11, MTN (e)	6,000	5,998
0.40%, 9/22/11, Callable 12/22/10 @ 100	11,000	11,000
Federal National Mortgage Assoc., 0.46% (c), 12/27/10	5,000	4,997
Total U.S. Government Agency Securities (Amortized Cost $41,561)		41,561
Repurchase Agreements (52.5%)
Deutsche Bank Securities, Inc., 0.23%, 11/1/10 (Date of agreement 10/29/10, Proceeds at maturity $55,001, collateralized by U.S. Government Agency Securities, 6.50%, 10/1/40, market value $56,100)	55,000	55,000
Goldman Sachs Group, Inc., 0.23%, 11/1/10 (Date of agreement 10/29/10, Proceeds at maturity $66,901, collateralized by U.S. Government Agency Securities, 4.00%-4.89%, 4/1/12-9/1/19, market value $68,238)	66,900	66,900
RBS Securities, Inc., 0.24%, 11/1/10 (Date of agreement 10/29/10, Proceeds at maturity $50,001, collateralized by U.S. Treasury Obligations, 4.50%, 8/15/39, market value $51,005)	50,000	50,000
UBS Securities LLC, 0.23%, 11/1/10 (Date of agreement 10/29/10, Proceeds at maturity $55,001, collateralized by U.S. Government Agency Securities, 4.00%-6.00%, 11/15/33-8/20/40, market value $56,100)	55,000	55,000
Total Repurchase Agreements (Amortized Cost $226,900)		226,900
Total Investments (Amortized Cost $437,837) — 101.2%		437,837
Liabilities in excess of other assets — (1.2)%		(5,291)
NET ASSETS — 100.0%		$432,546

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/10.

(b)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Rate represents the effective yield at purchase.

(d)  Security purchased on a "when-issued" basis.

(e)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

AMT  Subject to alternative minimum tax

LLC    Limited Liability Co.

LOC  Letter of Credit

MTN  Medium Term Note

PLC    Public Liability Co.

See notes to financial statements.

8

The Victory Portfolios  Schedule of Portfolio Investments
Tax-Free Money Market Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Municipal Bonds (92.8%)
Alabama (1.5%):
Mobile Industrial Development Board Dock & Wharf Revenue, Holnam, Inc. Project, Series A, 0.27% (a), 6/1/32, LOC Bayerische Landesbank	$3,200	$3,200
California (7.1%):
California Health Facilities Financing Authority Revenue, Stanford Hospital & Clinics, Series A-2, 0.27% (a), 11/15/40, LOC Bank of America N.A.	7,000	7,000
California Infrastructure & Economic Development Bank Revenue, Los Angeles County Museum of Natural History Foundation, Series B, 0.25% (a), 9/1/37, LOC Bank of New York Mellon	3,000	3,000
California Statewide Communities Development Authority Revenue, Rady Children's Hospital, Series C, 0.25% (a), 8/15/36, LOC Northern Trust Co.	5,000	5,000
		15,000
Colorado (2.4%):
Commerce City, Northern Infrastructure General Improvement, GO, 0.29% (a), 12/1/28, LOC U.S. Bank N.A.	5,000	5,000
District of Columbia (0.1%):
State Revenue, Lowell School, Inc. Project, 0.42% (a), 10/1/23, LOC Wachovia Bank N.A.	300	300
Florida (8.9%):
Florida Development Finance Corp., IDR, 4504 30th Street West LLC Project, 0.48% (a), 9/1/27, LOC Branch Banking & Trust, AMT	3,035	3,035
Hillsborough County, IDR, Tampa Metropolitan Area YMCA, Inc. Project, 0.40% (a), 3/1/25, LOC Bank of America N.A.	3,250	3,250
North Broward Hospital District Revenue, Series A, 0.23% (a), 1/15/31, LOC TD Bank N.A.	6,025	6,025
Orange County, IDR, Lake Highland School, Inc., 0.35% (a), 8/1/32, LOC Bank of America N.A.	1,450	1,450
Sarasota County Public Hospital District Revenue, Sarasota Memorial Hospital, Series A, 0.27% (a), 7/1/37, LOC Northern Trust Co.	5,000	5,000
		18,760
Illinois (4.7%):
Finance Authority Revenue, Kohl Children's Museum, 0.34% (a), 7/1/34, LOC Northern Trust Co.	1,100	1,100
Finance Authority Revenue, YMCA Metro Chicago Project, 0.28% (a), 6/1/34, LOC Harris Trust & Savings Bank	2,500	2,500
Glendale Heights, IDR, Hudapack Metal Project, 0.80% (a), 9/1/18, LOC Bank One Wisconsin, AMT	1,550	1,550
Hanover Park, IDR, Spectra-Tech, Inc. Project, 1.00% (a), 8/1/17, LOC Harris Trust & Savings Bank, AMT	605	605
International Port District Revenue, 0.38% (a), 1/1/23, LOC LaSalle National Bank N.A.	2,000	2,000
Lake County, IDR, Northpoint Associates LLC Project, 0.38% (a), 7/1/29, LOC Northern Trust Co., AMT	2,200	2,200
		9,955

See notes to financial statements.

9

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Indiana (2.8%):
Fort Wayne, EDR, PHD, Inc. Project, 0.88% (a), 5/1/15, LOC Wells Fargo Bank N.A., AMT	$1,200	$1,200
Municipal Power Agency, Power Supply Systems Revenue, Series A, 0.29% (a), 1/1/18, LOC Dexia Credit Local	2,000	2,000
State Development Finance Authority Revenue, Educational Facilities, Model Aeronautics, 0.58% (a), 1/1/21, LOC Bank One Indiana N.A.	2,600	2,600
		5,800
Kentucky (5.6%):
Fulton County Industrial Building Revenue, Burke-Parsons-Bowlby Corp., 0.48% (a), 7/1/26, LOC Branch Banking & Trust, AMT	3,700	3,700
Kentucky Economic Development Finance Authority Hospital Facilities Revenue, Baptist Healthcare System, Inc., Series B-3, 0.26% (a), 8/15/38, LOC Branch Banking & Trust	8,000	8,000
		11,700
Louisiana (1.2%):
Public Facilities Authority Revenue, Christus Health, Series B2, 0.27% (a), 7/1/47, LOC Bank of New York Mellon	2,500	2,500
Maryland (1.6%):
State Health & Higher Educational Facilities Authority Revenue, Glen Meadows Retirement Community, Series A, 0.37% (a), 7/1/29, LOC Wachovia Bank N.A.	3,340	3,340
Massachusetts (4.4%):
State Department of Transportation, Metropolitan Highway System Revenue, Series A-1, 0.24% (a), 1/1/37, LOC Citibank N.A.	7,800	7,800
State Health & Educational Facilities Authority Revenue, The Children's Hospital Corp., Series N-1, 0.24% (a), 10/1/29, LOC TD Bank N.A.	1,500	1,500
		9,300
Michigan (10.6%):
Saginaw County Economic Development Corp. Limited Obligation Revenue, Peace Lutheran School Project, 0.28% (a), 1/1/33, LOC Federal Home Loan Bank	4,750	4,750
State Higher Educational Facilities, 0.29% (a), 5/1/33, LOC Comerica Bank	2,265	2,265
State Hospital Financial Authority Revenue, Crittenton Hospital Medical Center, Series A, 0.31% (a), 3/1/30, LOC Comerica Bank	6,300	6,300
State Hospital Financial Authority Revenue, St. Vincent's Hospital, Sub-Series F-2, 0.26% (a), 11/15/47	7,000	7,000
State Strategic Fund Limited Obligation Revenue, 0.29% (a), 7/1/27, LOC Comerica Bank	1,055	1,055
State Strategic Fund Limited Obligation Revenue, Non-Ferrous Cast Alloys Project, 0.86% (a), 3/1/19, LOC Bank One Michigan, AMT	800	800
		22,170

See notes to financial statements.

10

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Minnesota (0.5%):
New Brighton, IDR, Donatelle Holdings Project, 0.49% (a), 5/1/12, LOC Wells Fargo Bank N.A., AMT	$975	$975
Mississippi (1.9%):
Mississippi Business Finance Commission Revenue, Gulf Opportunity Zone, Chevron U.S.A., Inc. Project, Series F, 0.26% (a), 12/1/30, Guaranteed by Chevron Corp.	4,000	4,000
Missouri (3.1%):
Kansas City Special Obligation, Series F, 0.29% (a), 4/15/25, LOC Dexia Credit Local	4,965	4,965
St. Charles County, IDR, Cedar Ridge Project, 0.28% (a), 5/15/31, FNMA	1,480	1,480
		6,445
New Jersey (1.6%):
Visiting Nurse Association, EDR, 0.52% (a), 6/1/31, LOC Sun Bank N.A.	3,400	3,400
New York (2.2%):
Long Island Power Authority, Electricity Systems Revenue, Series 2 Sub-Series 2B, 0.30% (a), 5/1/33, LOC Bayerische Landesbank	4,605	4,605
North Carolina (0.6%):
Capital Facilities Finance Agency Revenue, Goodwill Industries of Central North Carolina, Inc., 0.55% (a), 12/1/24, LOC Bank of America N.A.	1,155	1,155
Ohio (11.9%):
Canal Winchester Local School District, GO, BAN, Series A, 2.50%, 11/23/10	1,770	1,771
Lyndhurst, EDR, Hawken School Project, 0.27% (a), 5/1/27, LOC National City Bank	4,560	4,560
Lyndhurst, GO, BAN, 1.25%, 8/18/11	650	652
Mentor, GO, BAN, 1.50%, 8/26/11	2,740	2,754
Montgomery Country Cultural Facilities Revenue, Dayton Art Institute Project, 0.30% (a), 9/1/21, LOC U.S. Bank N.A.	2,880	2,880
Ohio State Higher Educational Facility Revenue, Case Western Reserve University, Series B-1, 0.29% (a), 12/1/44, LOC Bank of America N.A.	3,650	3,650
Ohio State Water Development Authority Revenue, Timken Co., 0.25% (a), 11/1/25, LOC Northern Trust Co.	3,500	3,500
Portage County Health Care Facilities Revenue, 0.80% (a), 2/1/17, LOC National City Bank	1,395	1,395
Warren County Health Care Facilities Revenue, Otterbein Homes Project, 0.25% (a), 7/1/39, LOC U.S. Bank N.A.	3,900	3,900
		25,062
Pennsylvania (6.1%):
Economic Development Financing Authority Revenue, Philadelphia Area, Series J1, 0.27% (a), 11/1/30, LOC PNC Bank N.A.	1,700	1,700
Luzerne County, IDR, YMCA Wilkes-Barre Project, 0.30% (a), 10/1/31, LOC PNC Bank N.A.	4,210	4,210
Philadelphia Airport Revenue, Series C, 0.26% (a), 6/15/25, LOC TD Bank N.A., AMT	4,800	4,800
Pittsburgh Water & Sewer System Authority Revenue, Series B2, 0.25% (a), 9/1/39, LOC PNC Bank N.A.	2,000	2,000
		12,710

See notes to financial statements.

11

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
South Carolina (1.2%):
Jobs Economic Development Authority, EDR, Community YMCA of Rock Hill Project, 0.40% (a), 11/1/24, LOC Bank of America N.A.	$2,535	$2,535
Texas (3.5%):
Austin Hotel Occupancy Tax Revenue, Sub-Series A, 0.29% (a), 11/15/29, LOC Dexia Credit Local	7,400	7,400
Vermont (2.1%):
Vermont Educational & Health Buildings Financing Agency Revenue, Fletcher Allen Health Care, Inc., Series A, 0.23% (a), 12/1/30, LOC TD Banknorth N.A.	4,490	4,490
Virginia (2.9%):
Virginia College Building Authority Educational Facilities Revenue, Shenandoah University Project, 0.20% (a), 11/1/36, LOC Branch Banking & Trust	4,000	4,000
Virginia Commonwealth University Health System Authority Revenue, Series B, 0.28% (a), 7/1/37, LOC Branch Banking & Trust	2,100	2,100
		6,100
Washington (1.4%):
Washington State Economic Development Finance Authority Revenue, Woods Realty LLC Project, Series D, 0.44% (a), 1/1/33, LOC U.S. Bank N.A., AMT	3,000	3,000
West Virginia (2.2%):
Weirton Municipal Hospital Building Commission Hospital Revenue, Weirton Medical Center, Inc., 0.27% (a), 12/1/31, LOC PNC Bank N.A.	4,715	4,715
Wisconsin (0.7%):
Waunakee Community School District Revenue, BAN, 1.75%, 4/1/11, Callable 11/1/10 @ 100	1,525	1,525
Total Municipal Bonds (Amortized Cost $195,142)		195,142
Investment Companies (7.1%)
BlackRock Liquidity Funds MuniFund Portfolio, 0.14% (b)	14,827,431	14,827
Total Investment Companies (Amortized Cost $14,827)		14,827
Total Investments (Amortized Cost $209,969) (c) — 99.9%		209,969
Other assets in excess of liabilities — 0.1%		106
NET ASSETS — 100.0%		$210,075

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/10.

(b)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/10.

(c)  Represents cost for financial reporting and federal income tax purposes.

AMT  Subject to alternative minimum tax

BAN  Bond Anticipation Note

EDR  Economic Development Revenue

See notes to financial statements.

12

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2010

(Amounts in Thousands)

FNMA  Insured by Federal National Mortgage Association

GO    General Obligation

IDR    Industrial Development Revenue

LLC    Limited Liability Co.

LOC  Letter of Credit

See notes to financial statements.

13

The Victory Portfolios  Schedule of Portfolio Investments
Ohio Municipal Money Market Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Municipal Bonds (96.8%)
Ohio (96.8%):
Akron Bath Copley, Joint Township Hospital District Revenue, Hospital Facilities, Summa Health Systems, Series B, 0.25% (a), 11/1/34, LOC Bank One N.A.	$11,865	$11,865
Allen County, Hospital Facilities Revenue, Catholic Healthcare Partners, Series E
Series A, 0.27% (a), 10/1/31, LOC Bank of America N.A.	7,835	7,835
Series B, 0.27% (a), 10/1/31, LOC JPMorgan Chase & Co.	1,950	1,950
Series D, 0.29% (a), 10/1/31, LOC Wachovia Bank N.A.	6,500	6,500
Series E, 0.24% (a), 10/1/31, LOC Wachovia Bank N.A.	5,000	5,000
Butler County, Health Care Facilities Revenue, Colonial Senior Services, Inc. Project, 0.29% (a), 7/1/24, LOC U.S. Bank N.A.	2,100	2,100
Circleville City School District, GO, 2.00%, 11/23/10	5,000	5,003
Columbus Regional Airport Authority Capital Funding Revenue, OASBO Program, Series A, 0.29% (a), 3/1/34, LOC U.S. Bank N.A.	1,410	1,410
Columbus Sewer Revenue, Series B, 0.24% (a), 6/1/32	7,210	7,210
Englewood, IDR, YMCA Dayton Project, Series A, 0.55% (a), 3/1/27, LOC Bank One N.A.	3,430	3,430
Forest Park, GO, BAN, Series B, 1.35%, 10/27/11	1,645	1,655
Forest Park, GO, BAN, 1.65%, 11/1/10	2,500	2,500
Franklin County Hospital Revenue, Nationwide Children's Hospital, Inc. Project, Series B, 0.24% (a), 11/1/40	3,250	3,250
Franklin County Hospital Revenue, U.S. Health Corp., Series B, 0.25% (a), 12/1/20, LOC U.S. Bank N.A.	6,640	6,640
Franklin County, EDR, Columbus Electric Funded Project, 0.29% (a), 4/1/21, LOC Bank One N.A.	1,060	1,060
Franklin County, IDR, Bricker & Eckler, 0.29% (a), 11/1/14, LOC Bank One Columbus N.A.	205	205
Hamilton County, Health Care Revenue, Life Enriching Communities Project, Series B, 0.27% (a), 1/1/37, LOC PNC Bank N.A.	3,300	3,300
Hamilton County, Hospital Facilities Revenue, Children's Hospital Medical Center, 0.29% (a), 5/15/28, LOC U.S. Bank N.A.	390	390
Hilliard, IDR, National Sign, 0.78% (a), 12/1/19, LOC Bank One N.A., AMT	1,650	1,650
Lake County, GO, BAN, 1.25%, 8/4/11	2,165	2,171
Lorain County, IDR, Malt Properties Ltd. Project, 0.28% (a), 4/1/34, LOC Bank One N.A., AMT	3,420	3,420
Mason, IDR, Crane Plastics Co., 0.35% (a), 2/1/33, LOC U.S. Bank N.A., AMT	3,400	3,400
Monroe, Tax Increment Revenue, Corridor 75 Park Ltd. Project, 0.29% (a), 12/1/18, LOC National City Bank	1,850	1,850
Montgomery County, EDR, Benjamin & Marian Project, Series B, 0.30% (a), 8/1/16, LOC National City Bank	1,300	1,300
Montgomery County, Multifamily Housing Revenue, Cambridge Commons Apartments, Series A, 0.31% (a), 4/1/38, FHLB	4,155	4,155
Ohio State
GO, 0.24% (a), 3/15/24	2,300	2,300
GO, Series B, 0.24% (a), 8/1/17	1,500	1,500
GO, Series B, 0.26% (a), 8/1/21	1,000	1,000
GO, Series B, 0.26% (a), 3/15/25, State of Ohio Enhanced	1,085	1,085
0.26% (a), 3/15/25, State of Ohio Enhanced	4,800	4,800
Ohio State Air Quality Development Authority Revenue, Valley Electric Corp., Series B, 0.25% (a), 2/1/26, LOC Bank of Nova Scotia	4,600	4,600

See notes to financial statements.

14

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Money Market Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Ohio State Higher Educational Facility Commission Revenue, Cleveland Clinic Foundation, Series B-4, 0.26% (a), 1/1/43	$8,520	$8,520
Ohio State Higher Educational Facility Commission Revenue, University Hospitals Health System, Inc., Series C, 0.23% (a), 1/15/35, LOC Wells Fargo Bank N.A.	2,850	2,850
Ohio State University General Receipts
0.28% (a), 12/1/27	2,200	2,200
0.24% (a), 12/1/28	3,200	3,200
0.24% (a), 6/1/35	7,100	7,100
Ohio State Water Development Authority Revenue, Timken Co., 0.25% (a), 11/1/25, LOC Northern Trust Co.	3,200	3,200
Seven Hills, GO, BAN, 1.50%, 8/16/11	2,850	2,866
Shaker Heights City School District, GO, BAN, 1.00%, 10/4/11	600	602
Solon, GO, BAN, 1.13%, 11/18/10	1,175	1,175
State EDR, YMCA Greater Cincinnati Project, 0.25% (a), 11/1/21, LOC Bank One N.A.	1,410	1,410
State Refunding & Improvement Infrastructure, GO, Series D, 0.24% (a), 2/1/19	400	400
State Water Development Authority Pollution Control Facilities Revenue, FirstEnergy Nuclear Generation Corp. Project, Series A, 0.31% (a), 8/1/33, LOC Barclays Bank PLC, AMT	10,000	10,000
State Water Development Authority, Environmental Improvement Revenue, Waste Management Project, Series B, 0.33% (a), 7/1/20, LOC Bank of America N.A., AMT	1,700	1,700
State Water Development Authority, Pollution Control Facilities Revenue, FirstEnergy Generation Corp., Series A, 0.25% (a), 5/15/19, LOC Barclays Bank PLC	200	200
Toledo, City Services Special Assessment Notes, 0.27% (a), 12/1/10, LOC State Street B&T Co.	4,000	4,000
University of Toledo General Receipts, Series B, 0.31% (a), 6/1/32, LOC JPMorgan Chase & Co.	1,000	1,000
Wood County, Hospital Facilities Revenue, Refunding & Improvement, Hospital Association Project, 0.30% (a), 3/1/39, LOC JPMorgan Chase Bank	4,900	4,900
Total Municipal Bonds (Amortized Cost $159,857)		159,857
Investment Companies (3.1%)
BlackRock Ohio Municipal Money Market, 0.00% (b)	5,116,202	5,116
Total Investment Companies (Amortized Cost $5,116)		5,116
Total Investments (Amortized Cost $164,973) (c) — 99.9%		164,973
Other assets in excess of liabilities — 0.1%		146
NET ASSETS — 100.0%		$165,119

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/10.

(b)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/10.

(c)  Represents cost for financial reporting and federal income tax purposes.

AMT  Subject to alternative minimum tax

BAN  Bond Anticipation Note

See notes to financial statements.

15

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Money Market Fund  October 31, 2010

(Amounts in Thousands)

EDR  Economic Development Revenue

FHLB  Insured by Federal Home Loan Bank

GO    General Obligation

IDR    Industrial Development Revenue

LOC  Letter of Credit

PLC    Public Liability Co.

See notes to financial statements.

16

Statements of Assets and Liabilities

The Victory Portfolios   October 31, 2010

(Amounts in Thousands, Except Per Share Amounts)

	Government Reserves Fund	Prime Obligations Fund	Financial Reserves Fund
ASSETS:
Investments, at amortized cost	$759,309	$214,852	$210,937
Repurchase agreements, at value (a)	—	195,800	226,900
Total Investments	759,309	410,652	437,837
Cash	639	65	58
Interest receivable	356	241	207
Prepaid expenses	24	9	9
Total Assets	760,328	410,967	438,111
LIABILITIES:
Payable for investments purchased	—	5,328	5,430
Distributions payable	4	—	4
Accrued expenses and other payables:
Investment advisory fees	52	23	41
Administration fees	71	32	35
Custodian fees	9	6	6
Transfer agent fees	26	27	11
Trustee fees	3	1	1
Other accrued expenses	45	24	37
Total Liabilities	210	5,441	5,565
NET ASSETS:
Capital	760,192	406,447	433,631
Accumulated undistributed (distributions in excess of) net investment income	(37)	316	166
Accumulated net realized losses from investments	(37)	(1,237)	(1,251)
Net Assets	$760,118	$405,526	$432,546
Net Assets
Class A Shares	—	$405,526	$432,546
Trust Shares	$195,296	—	—
Select Shares	564,822	—	—
Total	$760,118	$405,526	$432,546
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Class A Shares	—	406,496	433,528
Trust Shares	195,271	—	—
Select Shares	564,734	—	—
Total	760,005	406,496	433,528
Net asset value, offering price & redemption price per share
Class A Shares	—	$1.00	$1.00
Trust Shares	$1.00	—	—
Select Shares	$1.00	—	—

(a)  Value is equal to amortized cost.

See notes to financial statements.

17

Statements of Assets and Liabilities

The Victory Portfolios   October 31, 2010

(Amounts in Thousands, Except Per Share Amounts)

	Tax-Free Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments, at amortized cost	$209,969	$164,973
Cash	50	50
Interest and dividends receivable	115	135
Prepaid expenses	7	10
Total Assets	210,141	165,168
LIABILITIES:
Distributions payable	1	—	(a)
Accrued expenses and other payables:
Investment advisory fees	20	15
Administration fees	18	14
Custodian fees	2	2
Transfer agent fees	7	5
Trustee fees	1	1
Other accrued expenses	17	12
Total Liabilities	66	49
NET ASSETS:
Capital	210,108	165,138
Distributions in excess of net investment income	(20)	(19)
Accumulated net realized gains (losses) from investment transactions	(13)	—	(a)
Net Assets	$210,075	$165,119
Net Assets
Class A Shares	$210,075	$165,119
Total	$210,075	$165,119
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Class A Shares	210,209	165,143
Total	210,209	165,143
Net asset value, offering price & redemption price per share
Class A Shares	$1.00	$1.00

(a)  Rounds to less than $1.

See notes to financial statements.

18

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2010

(Amounts in Thousands)

	Government Reserves Fund	Prime Obligations Fund	Financial Reserves Fund
Investment Income:
Interest income	$2,714	$2,194	$2,059
Total Income	2,714	2,194	2,059
Expenses:
Investment advisory fees	3,185	1,616	2,219
Administration fees	785	458	441
Shareholder servicing fees — Class A Shares	—	1,154	—
Shareholder servicing fees — Select Shares	1,424	—	—
Custodian fees	104	68	66
Transfer agent fees	146	157	117
Transfer agent fees — Trust Shares	18	—	—
Transfer agent fees — Select Shares	52	—	—
Trustees' fees	72	43	42
Legal and audit fees	106	61	63
State registration and filing fees	33	20	21
Other expenses	71	58	35
Recoupment of prior expenses waived/reimbursed by adviser	16	—	—
Total Expenses	6,012	3,635	3,004
Expenses waived/reimbursed by adviser	(2,054)	(755)	(1,092)
Shareholder servicing fees waived — Class A Shares	—	(745)	—
Shareholder servicing fees waived — Select Shares	(1,310)	—	—
Net Expenses	2,648	2,135	1,912
Net Investment Income	66	59	147
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	4	(6,912)	(2,143)
Net change in unrealized appreciation/depreciation on investments	—	4,226	1,321
Net realized/unrealized gains (losses) from investments	4	(2,686)	(822)
Net increase from payments by an affiliate for losses due to decline in the value of portfolio securities	—	3,935	1,018
Net increase from payment by the sub-administrator (note 3)	767	727	247
Change in net assets resulting from operations	$837	$2,035	$590

See notes to financial statements.

19

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2010

(Amounts in Thousands)

	Tax-Free Money Market Fund	Ohio Municipal Money Market Fund
Investment Income:
Interest income	$779	$570
Dividend income	22	13
Total Income	801	583
Expenses:
Investment advisory fees	824	840
Administration fees	245	194
Shareholder servicing fees — Class A Shares	588	466
Custodian fees	31	25
Transfer agent fees	65	49
Trustees' fees	21	17
Legal and audit fees	31	25
State registration and filing fees	20	19
Other expenses	24	23
Total Expenses	1,849	1,658
Expenses waived/reimbursed by adviser	(535)	(623)
Shareholder servicing fees waived — Class A Shares	(531)	(466)
Net Expenses	783	569
Net Investment Income	18	14
Realized/Unrealized Gains from Investment Transactions:
Net realized gain distributions from investment company shares	—	— (a)
Net increase from payment by the sub-administrator (note 3)	261	300
Change in net assets resulting from operations	$279	$314

(a)  Rounds to less than $1.

See notes to financial statements.

20

The Victory Portfolios   Statements of Changes in Net Assets

(Amounts in Thousands)

	Government Reserves Fund		Prime Obligations Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
From Investment Activities:
Operations:
Net investment income	$66	$1,494	$59	$3,205
Net realized gains (losses) from investment transactions	4	(41)	(6,912)	(9)
Net change in unrealized appreciation/ depreciation on investments	—	—	4,226	(423)
Net increase from payments by an affiliate for losses due to decline in the value of portfolio securities	—	—	3,935	697
Net increase from payment by the sub-administrator (note 3)	767	—	727	—
Change in net assets resulting from operations	837	1,453	2,035	3,470
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	(1,059)	(3,214)
Trust Shares	(272)	(565)	—	—
Select Shares	(631)	(941)	—	—
From net realized gains:
Trust Shares	—	(28)	—	—
Select Shares	—	(97)	—	—
Change in net assets resulting from distributions to shareholders	(903)	(1,631)	(1,059)	(3,214)
Change in net assets from capital transactions	(13,693)	(282,254)	(143,253)	(297,501)
Change in net assets	(13,759)	(282,432)	(142,277)	(297,245)
Net Assets:
Beginning of period	773,877	1,056,309	547,803	845,048
End of period	$760,118	$773,877	$405,526	$547,803
Accumulated undistributed (distributions in excess of) net investment income	$(37)	$31	$316	$(31)

See notes to financial statements.

21

The Victory Portfolios   Statements of Changes in Net Assets

(Amounts in Thousands)

	Government Reserves Fund		Prime Obligations Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
Capital Transactions:
Class A Shares
Proceeds from shares issued	—	—	$884,668	$1,068,876
Dividends reinvested	—	—	979	2,874
Cost of shares redeemed	—	—	(1,028,900)	(1,369,251)
Total Class A Shares	—	—	$(143,253)	$(297,501)
Trust Shares
Proceeds from shares issued	$503,853	$529,601	—	—
Dividends reinvested	3	1	—	—
Cost of shares redeemed	(582,600)	(502,322)	—	—
Total Trust Shares	$(78,744)	$27,280	—	—
Select Shares
Proceeds from shares issued	$2,524,430	$1,920,728	—	—
Dividends reinvested	375	787	—	—
Cost of shares redeemed	(2,459,754)	(2,231,049)	—	—
Total Select Shares	$65,051	$(309,534)	—	—
Change in net assets from capital transactions	$(13,693)	$(282,254)	$(143,253)	$(297,501)
Share Transactions:
Class A Shares
Issued	—	—	884,668	1,068,876
Reinvested	—	—	979	2,874
Redeemed	—	—	(1,028,900)	(1,369,251)
Total Class A Shares	—	—	(143,253)	(297,501)
Trust Shares
Issued	503,853	529,601	—	—
Reinvested	3	1	—	—
Redeemed	(582,600)	(502,322)	—	—
Total Trust Shares	(78,744)	27,280	—	—
Select Shares
Issued	2,524,430	1,920,728	—	—
Reinvested	375	787	—	—
Redeemed	(2,459,754)	(2,231,049)	—	—
Total Select Shares	65,051	(309,534)	—	—
Change in Shares	(13,693)	(282,254)	(143,253)	(297,501)

See notes to financial statements.

22

The Victory Portfolios   Statements of Changes in Net Assets

(Amounts in Thousands)

	Financial Reserves Fund		Tax-Free Money Market Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
From Investment Activities:
Operations:
Net investment income	$147	$3,665	$18	$737
Net realized gains (losses) from investment transactions	(2,143)	(11)	—	—
Net change in unrealized appreciation/ depreciation on investments	1,321	(133)	—	—
Net increase from payments by an affiliate for losses due to decline in the value of portfolio securities	1,018	—	—	—
Net increase from payment by the sub-administrator (note 3)	247	—	261	—
Change in net assets resulting from operations	590	3,521	279	737
Distributions to Shareholders:
From net investment income:
Class A Shares	(404)	(3,671)	(284)	(741)
Change in net assets resulting from distributions to shareholders	(404)	(3,671)	(284)	(741)
Change in net assets from capital transactions	(62,592)	(196,402)	(43,685)	(166,875)
Change in net assets	(62,406)	(196,552)	(43,690)	(166,879)
Net Assets:
Beginning of period	494,952	691,504	253,765	420,644
End of period	$432,546	$494,952	$210,075	$253,765
Accumulated undistributed (distributions in excess of) net investment income	$166	$111	$(20)	$(15)
Capital Transactions:
Class A Shares
Proceeds from shares issued	$574,987	$477,700	$572,446	$608,852
Dividends reinvested	2	26	126	359
Cost of shares redeemed	(637,581)	(674,128)	(616,257)	(776,086)
Change in net assets from capital transactions	$(62,592)	$(196,402)	$(43,685)	$(166,875)
Share Transactions:
Class A Shares
Issued	574,987	477,700	572,446	608,852
Reinvested	2	26	126	359
Redeemed	(637,581)	(674,128)	(616,257)	(776,086)
Change in Shares	(62,592)	(196,402)	(43,685)	(166,875)

See notes to financial statements.

23

The Victory Portfolios   Statements of Changes in Net Assets

(Amounts in Thousands)

	Ohio Municipal Money Market Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009
From Investment Activities:
Operations:
Net investment income	$14	$595
Net realized gain distribution from investment company shares	— (a)	4
Net increase from payment by the sub-administrator (note 3)	300	—
Change in net assets resulting from operations	314	599
Distributions to Shareholders:
From net investment income:
Class A Shares	(319)	(599)
From net realized gains:
Class A Shares	(3)	—
Change in net assets resulting from distributions to shareholders	(322)	(599)
Change in net assets from capital transactions	(41,132)	(170,861)
Change in net assets	(41,140)	(170,861)
Net Assets:
Beginning of period	206,259	377,120
End of period	$165,119	$206,259
Distributions in excess of net investment income	$(19)	$(14)
Capital Transactions:
Class A Shares
Proceeds from shares issued	$217,651	$305,369
Dividends reinvested	238	397
Cost of shares redeemed	(259,021)	(476,627)
Change in net assets from capital transactions	$(41,132)	$(170,861)
Share Transactions:
Class A Shares
Issued	217,651	305,369
Reinvested	238	397
Redeemed	(259,021)	(476,627)
Change in Shares	(41,132)	(170,861)

(a)  Rounds to less than $1.

See notes to financial statements.

24

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25

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments		Distributions from Net Investment Income	Distributions from Net Realized Gains from Investments		Net Asset Value, End of Period
Government Reserves Fund — Trust Shares
Year Ended 10/31/10	$1.000	0.001	(b)	—	(c)	(0.001)	—		$1.000
Year Ended 10/31/09	$1.000	0.002		—	(c)	(0.002)	—	(c)	$1.000
Year Ended 10/31/08	$1.000	0.024		—	(c)	(0.024)	—		$1.000
Year Ended 10/31/07	$1.000	0.047		—	(c)	(0.047)	—		$1.000
Year Ended 10/31/06	$1.000	0.041		—	(c)	(0.041)	—		$1.000
Government Reserves Fund — Select Shares
Year Ended 10/31/10	$1.000	0.001	(b)	—	(c)	(0.001)	—		$1.000
Year Ended 10/31/09	$1.000	0.001		—	(c)	(0.001)	—	(c)	$1.000
Year Ended 10/31/08	$1.000	0.022		—	(c)	(0.022)	—		$1.000
Year Ended 10/31/07	$1.000	0.045		—	(c)	(0.045)	—		$1.000
Year Ended 10/31/06	$1.000	0.039		—	(c)	(0.039)	—		$1.000
Prime Obligations Fund — Class A Shares
Year Ended 10/31/10	$1.000	0.002	(b)	—	(c)	(0.002)	—		$1.000
Year Ended 10/31/09	$1.000	0.004		—	(c)	(0.004)	—		$1.000
Year Ended 10/31/08	$1.000	0.024		—	(c)	(0.024)	—		$1.000
Year Ended 10/31/07	$1.000	0.047		—	(c)	(0.047)	—		$1.000
Year Ended 10/31/06	$1.000	0.040		—	(c)	(0.040)	—		$1.000
Financial Reserves Fund — Class A Shares
Year Ended 10/31/10	$1.000	0.001	(b)	—	(c)	(0.001)	—		$1.000
Year Ended 10/31/09	$1.000	0.006		—	(c)	(0.006)	—		$1.000
Year Ended 10/31/08	$1.000	0.025		—	(c)	(0.025)	—		$1.000
Year Ended 10/31/07	$1.000	0.048		—		(0.048)	—		$1.000
Year Ended 10/31/06	$1.000	0.041		—	(c)	(0.041)	—		$1.000
Tax-Free Money Market Fund — Class A Shares
Year Ended 10/31/10	$1.000	0.001	(b)	—		(0.001)	—		$1.000
Year Ended 10/31/09	$1.000	0.002		—		(0.002)	—		$1.000
Year Ended 10/31/08	$1.000	0.020		—		(0.020)	—		$1.000
Year Ended 10/31/07	$1.000	0.030		—	(c)	(0.030)	—		$1.000
Year Ended 10/31/06	$1.000	0.026		—	(c)	(0.026)	—		$1.000
Ohio Municipal Money Market Fund — Class A Shares
Year Ended 10/31/10	$1.000	0.002	(b)	—	(c)	(0.002)	—	(c)	$1.000
Year Ended 10/31/09	$1.000	0.002		—	(c)	(0.002)	—		$1.000
Year Ended 10/31/08	$1.000	0.019		—		(0.019)	—		$1.000
Year Ended 10/31/07	$1.000	0.029		—		(0.029)	—		$1.000
Year Ended 10/31/06	$1.000	0.025		—	(c)	(0.025)	—		$1.000

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(b)  A portion of the amount includes payments from an affiliate of the Adviser and/or the sub-administrator

(c)  Rounds to less than $0.001 per share.

(d)  During the year ended October 31, 2010, the following Funds received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported the distribution of each Fund's shares. Had this payment not been received, the total returns for each of the Funds would have been lower by the amounts indicated below:

Government Reserves Fund — Trust and Select Shares	0.09%
Prime Obligations Fund — Class A Shares	0.17%
Financial Reserves Fund — Class A Shares	0.06%
Tax-Free Money Market Fund — Class A Shares	0.11%
Ohio Municipal Money Market Fund — Class A Shares	0.18%

(e)  During the year ended October 31, 2007, Victory Capital Management, Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007 BISYS' parent company, BISYS Group, Inc., was acquired by Citibank, N.A.) and VCM relating to

See notes to financial statements.

26

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Total Return		Net Assets at End of Period (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(a)	Ratio of Net Investment Income to Average Net Assets(a)
Government Reserves Fund — Trust Shares
Year Ended 10/31/10	0.11	%(d)	$195,296	0.34%	0.01%	0.58%	(0.23)%
Year Ended 10/31/09	0.22%		$274,060	0.59%	0.20%	0.61%	0.18%
Year Ended 10/31/08	2.43%		$246,828	0.56%	2.34%	0.56%	2.34%
Year Ended 10/31/07	4.84	%(e)	$213,467	0.57%	4.63%	0.57%	4.63%
Year Ended 10/31/06	4.21%		$180,866	0.58%	4.13%	0.58%	4.13%
Government Reserves Fund — Select Shares
Year Ended 10/31/10	0.11	%(d)	$564,822	0.33%	0.01%	0.83%	(0.49)%
Year Ended 10/31/09	0.13%		$499,817	0.71%	0.15%	0.86%	0.00	%(f)
Year Ended 10/31/08	2.18%		$809,481	0.81%	2.19%	0.81%	2.19%
Year Ended 10/31/07	4.58	%(e)	$737,578	0.82%	4.39%	0.82%	4.39%
Year Ended 10/31/06	3.95%		$1,250,288	0.84%	3.85%	0.84%	3.85%
Prime Obligations Fund — Class A Shares
Year Ended 10/31/10	0.25	%(d)(g)	$405,526	0.46%	0.01%	0.79%	(0.32)%
Year Ended 10/31/09	0.44	%(g)	$547,803	0.85%	0.46%	0.85%	0.46%
Year Ended 10/31/08	2.45	%(g)	$845,048	0.77%	2.46%	0.77%	2.46%
Year Ended 10/31/07	4.77	%(e)	$987,738	0.77%	4.58%	0.77%	4.58%
Year Ended 10/31/06	4.12%		$991,096	0.79%	4.03%	0.79%	4.03%
Financial Reserves Fund — Class A Shares
Year Ended 10/31/10	0.09	%(d)(h)	$432,546	0.43%	0.03%	0.68%	(0.22)%
Year Ended 10/31/09	0.57%		$494,952	0.71%	0.59%	0.71%	0.59%
Year Ended 10/31/08	2.53%		$691,504	0.66%	2.45%	0.66%	2.45%
Year Ended 10/31/07	4.86	%(e)	$583,842	0.67%	4.66%	0.67%	4.66%
Year Ended 10/31/06	4.22%		$460,955	0.69%	4.13%	0.69%	4.13%
Tax-Free Money Market Fund — Class A Shares
Year Ended 10/31/10	0.12	%(d)	$210,075	0.33%	0.01%	0.79%	(0.45)%
Year Ended 10/31/09	0.17%		$253,765	0.76%	0.20%	0.83%	0.13%
Year Ended 10/31/08	1.99%		$420,644	0.77%	1.95%	0.77%	1.95%
Year Ended 10/31/07	3.07	%(e)	$362,330	0.77%	2.94%	0.77%	2.94%
Year Ended 10/31/06	2.61%		$426,065	0.79%	2.57%	0.79%	2.57%
Ohio Municipal Money Market Fund — Class A Shares
Year Ended 10/31/10	0.19	%(d)	$165,119	0.31%	0.01%	0.89%	(0.57)%
Year Ended 10/31/09	0.15%		$206,259	0.79%	0.19%	0.93%	0.05%
Year Ended 10/31/08	1.88%		$377,120	0.87%	1.84%	0.87%	1.84%
Year Ended 10/31/07	2.96	%(e)	$334,090	0.87%	2.83%	0.87%	2.83%
Year Ended 10/31/06	2.49%		$488,431	0.89%	2.46%	0.89%	2.46%

certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(f)  Rounds to less than 0.01%.

(g)  During the years ended October 31, 2010, 2009 and 2008, KeyCorp, an affiliate of the Adviser, made contributions to the Fund in accordance with an irrevocable letter of credit (See Note 3 in Notes to Financial Statements). Had these payments not been made, the total return of the Fund would have been lower by 0.85%, 0.10% and 0.16%, respectively.

(h)  During the year ended October 31, 2010, KeyCorp, an affiliate of the Adviser, made contributions to the Fund in accordance with an irrevocable letter of credit (See Note 3 in Notes to Financial Statements). Had these payments not been made, the total return of the Fund would have been 0.23% lower.

See notes to financial statements.

27

Notes to Financial Statements

The Victory Portfolios  October 31, 2010

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2010, the Trust offered shares of 23 funds. The accompanying financial statements are those of the Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund (collectively, the "Funds" and individually, a "Fund").

The Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund are authorized to issue one class of shares: Class A Shares. The Government Reserves Fund is authorized to issue two classes of shares: Trust Shares and Select Shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

The Government Reserves Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Prime Obligations Fund seeks to provide current income consistent with liquidity and stability of principal. The Financial Reserves Fund seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity. The Tax-Free Money Market Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal. The Ohio Municipal Money Market Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants and measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

28

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Investments of the Funds are valued on the basis of amortized cost, which approximates market value. Under the amortized cost valuation method, discount or premium is accreted or amortized on a constant basis to the maturity of the security. In certain circumstances, securities may be valued at fair value determined pursuant to procedures approved by the Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In accordance with Rule 2a-7 of the 1940 Act, the market values of the securities held in the Funds are determined at least once per week, unless the need arises to determine them more frequently, using prices supplied by the Funds' independent pricing services. These values are then compared to the securities' amortized cost. Securities whose market price varies from amortized cost by more than +/- 0.5% are indentified and validated with the pricing service. If Victory Capital Management, Inc. ("VCM" or the "Adviser") concludes that the price obtained from the pricing service is not reliable, or if the pricing service does not provide a price for a security, the Adviser will provide an independent dealer to supply a price. Absent a price from the pricing service or an independent dealer, the Adviser may supply a fair value for the security for the comparison, which will be determined pursuant to procedures approved by the Board. If the difference between the aggregate market price and aggregate amortized cost of all securities held by a Fund exceeds +/- 0.00375%, the Funds' administrator will notify a senior officer of the Funds who will call a meeting of the Board to fully advise the Funds' Trustees. If the difference exceeds +/- 0.0050%, a meeting of the Board will be convened to determine what action, if any, to initiate.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the inputs used to value the Funds' investments as of October 31, 2010 (in thousands):

Fund Name	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Significant Unobservable Inputs	Total
Government Reserves Fund
Corporate Bonds	$—	$4,121	$—	$4,121
U.S. Government Agency Securities	—	560,106	—	560,106
U.S. Treasury Obligations	—	195,082	—	195,082
Total	—	759,309	—	759,309
Prime Obligations Fund
Certificates of Deposit	—	32,000	—	32,000
Commerical Paper	—	85,469	—	85,469
Corporate Bonds	—	19,136	—	19,136
Municipal Bonds	—	43,876	—	43,876
Repurchase Agreements	—	195,800	—	195,800
U.S. Government Agency Securities	—	34,371	—	34,371
Total	—	410,652	—	410,652
Financial Reserves Fund
Certificates of Deposit	—	29,000	—	29,000
Commercial Paper	—	85,965	—	85,965
Corporate Bonds	—	14,923	—	14,923
Municipal Bonds	—	39,488	—	39,488
U.S. Government Agency Securities	—	41,561	—	41,561
Repurchase Agreements	—	226,900	—	226,900
Total	—	437,837	—	437,837

29

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

Fund Name	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Significant Unobservable Inputs	Total
Tax-Free Money Market Fund
Muncipal Bonds	$—	$195,142	$—	$195,142
Investment Companies	—	14,827	—	14,827
Total	—	209,969	—	209,969
Ohio Municipal Money Market Fund
Muncipal Bonds	—	159,857	—	159,857
Investment Companies	—	5,116	—	5,116
Total	$—	$164,973	$—	$164,973

Reconciliation of Level 3 items

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

Prime Obligations	Investments In Securities
Balance as of 10/31/09	$6,450
Realized Gain (Loss)	(6,935)
Change in unrealized appreciation/depreciation (a)	4,226
Purchases	—
Sales	(3,741)
Transfers in and/or out of Level 3	—
Balance as of 10/31/10	$—
Financial Reserves	Investments In Securities
Balance as of 10/31/09	$2,015
Realized Gain (Loss)	(2,167)
Change in unrealized appreciation/depreciation (a)	1,321
Purchases	—
Sales	(1,169)
Transfers in and/or out of Level 3	—
Balance as of 10/31/10	$—

(a)  The change in unrealized appreciation/depreciation is attributable to investments which were disposed of during the year ended October 31, 2010.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1 and 2 as of October 31, 2010.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

30

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with a value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited and/or result in additional costs. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Securities Purchased on a When-Issued Basis:

All Funds may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying Statements of Assets and Liabilities. As of October 31, 2010, the Funds had outstanding when-issued purchase commitments covered by segregated assets as identified on the Schedules of Portfolio Investments.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the Funds. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the accompanying Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

31

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each fund in the Trust on the basis of relative net assets or other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

3.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by VCM, a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid decrease at various asset levels as a Fund's assets grow (except for Financial Reserves Fund). The investment advisory fees of the Government Reserves Fund are computed at rates ranging from 0.40% to 0.25%; of the Prime Obligations Fund at rate ranging from 0.35% to 0.20%; of Financial Reserves Fund at an annual rate of 0.50%; of Tax-Free Money Market Fund at rates ranging from 0.35% to 0.25% and of the Ohio Municipal Money Market Fund at rates ranging from 0.45% to 0.25%. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

KeyBank serves as custodian of all the Trust's assets (except the assets of the International Fund, International Select Fund and Global Equity Fund, for which Citibank, N.A. ("Citibank") serves as custodian and receives a fee). For its custody services to the Trust, The Victory Variable Insurance Funds and The Victory Institutional Funds (the "Victory Trusts"), KeyBank receives fees at annualized rates ranging from 0.013% to 0.0025% of the aggregate average daily net assets, excluding the assets of the International Fund, International Select Fund and Global Equity Fund. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate ranging from 0.108% to 0.065% of the aggregate net assets of the Trust and The Victory Variable Insurance Funds (collectively, the "Trusts").

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Funds' transfer agent. Under the terms of the Transfer Agent Agreement, Citi receives for its services an annual fee at a rate ranging from 0.02% to 0.005% of the aggregate net assets of the Trusts. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

The Distributor or financial institutions (directly or through the Distributor) may receive from the Funds (other than the Trust Shares of the Government Reserves Fund), pursuant to a Shareholder Servicing Plan, a fee of up to 0.25% of the average daily net assets of the Funds for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange, and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. Currently, the Financial Reserves Fund is not paying this fee. For the fiscal year ended October 31, 2010, affiliates of the Adviser earned $88 thousand.

32

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Funds (excluding Prime Obligations Fund and Tax-Free Money Market Fund). The Plan allows the Adviser, the administrator and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to this Plan. To the extent that any payments made by the Funds' administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan. No fees are currently being paid under the Plan.

The Adviser, Citi, or other service providers may waive or reimburse fees to assist the Funds in maintaining competitive expense ratios. The amounts are not available to be recouped at a future time.

The Funds have entered into a fee waiver and expense reimbursement agreement with the Adviser pursuant to which the Adviser has agreed to waive fees or reimburse expenses by amounts necessary to maintain a minimum yield of 0.01%. The Prime Obligations Fund and Financial Reserves Fund were added to this agreement effective March 1, 2010. The Funds have agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the yield of a class to fall below 0.01%.

The Adviser is contractually limiting fees and expenses until at least February 28, 2011. As of October 31, 2010, the following amounts are available to be repaid to the Adviser or have been repaid to the Adviser by the Fund:

Fund	Amount Waived or Reimbursed Available to Recoup	Amount Repaid to Adviser	Expires October 31,
Government Reserves Fund	$512,236	$15,695	2012
Government Reserves Fund	2,053,262	—	2013
Prime Obligations Fund	602,647	—	2013
Financial Reserves Fund	929,776	—	2013
Tax-Free Money Market Fund	117,104	—	2012
Tax-Free Money Market Fund	535,187	—	2013
Ohio Municipal Money Market Fund	235,710	—	2012
Ohio Municipal Money Market Fund	622,894	—	2013

On December 1, 2006, VCM paid the Funds comprising the Trust approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services, Inc. ("BISYS") (BISYS' parent company, BISYS Group, Inc., was acquired by Citibank on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures required additional disclosure to the Board at the time incurred. On July 29, 2010, Citibank paid approximately $4.1 million after the Securities and Exchange Commission (the "SEC") approved the distribution plan that was in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. Further information, including the methodology of the Fair Fund Plan, is available on the SEC website at www.sec.gov/litigation/admin/2009/34-60011-pdp.pdf. The amounts are disclosed as "Net increase from payment by the sub-administrator" in the Statements of Operations and the Statements of Changes in Net Assets. The corresponding impact to the total return is disclosed in the Financial Highlights.

During the period November 1, 2009 through March 10, 2010, the Financial Reserves Fund (the "FR Fund") and Prime Obligations Fund (the "PO Fund") each were beneficiaries of an irrevocable letter of credit issued by KeyCorp, the parent of the Adviser, to maintain the mark-to-market net asset values of the FR Fund and the PO Fund so that they would not fall below $0.9975. During this period, the PO Fund drew on the letter of credit a total of $3.3 million, and the FR Fund drew on the letter of credit a total of $768 thousand. The letter of credit terminated by its terms on March 10, 2010.

33

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

From March 11, 2010 through the period ended October 31, 2010, KeyCorp made capital contributions to the PO Fund and the FR Fund in the amounts of $633 thousand and $250 thousand, respectively, to maintain the mark-to-market net asset values of the FR Fund and the PO Fund so that they would not fall below $0.9975.

The letter of credit and capital contributions effectively maintained an amortized cost net asset value per share at $1.00.

4.  Risks:

The Ohio Municipal Money Market Fund invests primarily in municipal debt obligations issued by the state of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. This Fund is more susceptible to economic and political factors, which might adversely affect municipalities and companies within the state of Ohio than are other types of funds which are not geographically concentrated to the same extent.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

5.  Line of Credit:

The Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $150 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.30% on $150 million for providing the Line of Credit. For the fiscal year ended October 31, 2010, KeyCorp earned approximately $450 thousand for the Line of Credit fee. Each Fund in the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average daily loan outstanding and average interest rate for each Fund for the fiscal year ended October 31, 2010 were as follows (dollar amounts in thousands).

Fund	Average Loan	Average Rate
Tax-Free Money Market Fund	$3	1.54%

As of October 31, 2010 the Funds had no loans outstanding with KeyCorp.

6.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid)(in thousands):

	Distributions Paid from Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Government Reserves Fund	$899	$—	$899	$—	$899
Prime Obligations Fund	1,060	—	1,060	—	1,060
Financial Reserves Fund	519	—	519	—	519
Tax-Free Money Market Fund	21	—	21	263	284
Ohio Municipal Money Market Fund	31	3	34	286	320

34

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid)(in thousands):

	Distributions Paid From Ordinary Income		Total Taxable Distributions		Tax-Exempt Distributions	Total Distributions Paid
Government Reserves Fund	$2,562		$2,562		$—	$2,562
Prime Obligations Fund	3,967		3,967		—	3,967
Financial Reserves Fund	4,190		4,190		—	4,190
Tax-Free Money Market Fund	—		—		1,716	1,716
Ohio Municipal Money Market Fund	—	(a)	—	(a)	1,474	1,474

(a)  Rounds to less than $1.

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows (total distributions payable may differ from the Statements of Assets and Liabilities because, for tax purposes, dividends are recognized when actually paid)(in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation *	Total Accumulated Earnings/ Deficit
Government Reserves Fund	$—	$15	$—	$15	$(7)	$(36)	$—	$(28)
Prime Obligations Fund	—	397	—	397	(3)	(1,238)	(34)	(878)
Financial Reserves Fund	—	210	—	210	(4)	(1,250)	(10)	(1,054)
Tax-Free Money Market Fund	4	—	—	4	(2)	(13)	—	(11)
Ohio Municipal Money Market Fund	3	—	—	3	(1)	— (a)	—	2

(a)  Rounds to less than $1.

*  The differences between the book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the difference between book and tax recognition of income/losses on certain securities.

As of October 31, 2010, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (in thousands):

	2014	2015	2016	2017	2018		Total
Government Reserves Fund	$—	$—	$—	$36	$—		$36
Prime Obligations Fund	—	—	1,238	—	—		1,238
Financial Reserves Fund	—	—	1,239	11	—		1,250
Tax Free Money Market Fund	11	2	—	—	—		13
Ohio Municipal Money Market Fund	—	—	—	—	—	(a)	—	(a)

(a)  Rounds to less than $1.

35

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

During the year ended October 31, 2010, the Government Reserves Fund, Prime Obligations Fund and Financial Reserves Fund utilized $4, 2,691 and 646 (in thousands), respectively, of capital loss carryforwards.

The cost basis of investments of the PO Fund and the FR Fund for federal income tax purposes, gross unrealized appreciation, gross realized depreciation and net unrealized appreciation/depreciation as of October 31, 2010 were as follows (in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Prime Obligations Fund	$410,686	$—	$(34)	$(34)
Financial Reserves Fund	437,847	—	(10)	(10)

7.  Subsequent Events

From November 1, 2010 through December 22, 2010, KeyCorp made capital contributions to the Prime Obligations Fund and Financial Reserves Fund in the amounts of $1.3 million and $1.2 million, respectively, to maintain the mark-to-market net asset value of the Prime Obligations Fund and Financial Reserves Fund so that they would not fall below $0.9975, effectively maintaining an amortized cost net asset value per share at $1.00.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
the Victory Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Victory Portfolios, constituting the Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund, and the Ohio Municipal Money Market Fund (the "Funds"), as of October 31, 2010, and the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the respective periods ended October 31, 2008 and prior were audited by another registered public accounting firm whose report dated December 22, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Portfolios as of October 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the two years then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2010

37

Supplemental Information
The Victory Portfolios  October 31, 2010

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eleven Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 23 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees.

David Brooks Adcock, 59	Trustee	February 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System (1982-2006).	None.

Nigel D. T. Andrews, 63	Vice Chair and Trustee	August 2002	Retired.	Chemtura Corporation; Old Mutual plc.

Teresa C. Barger, 55	Trustee	December 2008	Chief Investment Officer/Chief Executive Officer, Cartica Capital LLC (asset management) (since 2007); Director, Corporate Governance and Capital Markets Advisory Department for the World Bank and International Finance Corporation (2004-2007).	None.

E. Lee Beard, 59	Trustee	February 2005	Principal Owner, (since 2005) The Henlee Group, LLC (consulting); President/Owner, ELB Consultants (2003-2005).	None.

John L. Kelly, 57	Trustee	May 2008	Private Investor (since 2009); Managing Director, JL Thornton & Co. (financial consultant) (2003-2009).	None.

38

Supplemental Information — continued
The Victory Portfolios  October 31, 2010

(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
David L. Meyer, 53	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

Karen F. Shepherd, 70	Trustee	August 2002	Retired.	None.

Leigh A. Wilson, 65	Chair and Trustee	November 1994	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum.	None.

Interested Trustees.

David C. Brown, 38	Trustee	May 2008	President, Investments and Operations (since 2010) and Chief Operating Officer, the Adviser.	None.

Robert L. Wagner, 56	Trustee	December 2009	Chief Executive Officer, the Adviser.	None.

Messrs. Brown and Wagner are "Interested Persons" by reason of their relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 1-800-539-3863.

39

Supplemental Information — continued
The Victory Portfolios  October 31, 2010

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael Policarpo, II, 36	President	May 2008	Senior Managing Director (since 2010) and Managing Director (2005-2010), the Adviser.

Derrick A. MacDonald, 40	Vice President	August 2010	Managing Director of the Adviser, Fund Administration, Technology & Operations (since 2008); Global Business Director, Avery Dennison (2004-2008).

Christopher K. Dyer, 48	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Jay G. Baris, 56	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Christopher E. Sabato, 42	Treasurer	May 2006	Senior Vice President, Treasurer Services, Citi Fund Services, Inc.

Eric B. Phipps, 39	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services, Inc. (since 2006); Staff Accountant, United States Securities and Exchange Commission (2004-2006).

Edward J. Veilleux, 67	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

40

Supplemental Information — continued
The Victory Portfolios  October 31, 2010

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-539-3863. The information included in the Funds' Statement of Additional Information, which is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10-10/31/10	Expense Ratio During Period** 5/1/10-10/31/10
Government Reserves Fund
Trust Shares	$1,000.00	$1,001.10	$1.36	0.27%
Select Shares	1,000.00	1,001.10	1.36	0.27%
Prime Obligations Fund
Class A Shares	1,000.00	1,002.40	1.77	0.35%
Financial Reserves Fund
Class A Shares	1,000.00	1,000.60	1.71	0.34%
Tax-Free Money Market Fund
Class A Shares	1,000.00	1,001.20	1.61	0.32%
Ohio Municipal Money Market Fund
Class A Shares	1,000.00	1,001.90	1.51	0.30%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

41

Supplemental Information — continued
The Victory Portfolios  October 31, 2010

(Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10-10/31/10	Expense Ratio During Period** 5/1/10-10/31/10
Government Reserves Fund
Trust Shares	$1,000.00	$1,023.84	$1.38	0.27%
Select Shares	1,000.00	1,023.84	1.38	0.27%
Prime Obligations Fund
Class A Shares	1,000.00	1,023.44	1.79	0.35%
Financial Reserves Fund
Class A Shares	1,000.00	1,023.49	1.73	0.34%
Tax-Free Money Market Fund
Class A Shares	1,000.00	1,023.59	1.63	0.32%
Ohio Municipal Money Market Fund
Class A Shares	1,000.00	1,023.69	1.53	0.30%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

Portfolio Holdings

Government Reserves Fund	Prime Obligations Fund

Portfolio Holdings As a Percentage of Total Investments	Portfolio Holdings As a Percentage of Total Investments

42

Supplemental Information — continued
The Victory Portfolios  October 31, 2010

(Unaudited)

Financial Reserves Fund	Tax-Free Money Market Fund

Portfolio Holdings As a Percentage of Total Investments	Portfolio Holdings As a Percentage of Total Investments

Ohio Municipal Money Market Fund

Portfolio Holdings As a Percentage of Total Investments

Additional Federal Income Tax Information

For the year ended October 31, 2010, the following Funds designated tax-exempt income distributions of (in thousands):

Amount
Tax-Free Money Market Fund	$263
Ohio Municipal Money Market Fund	286

The Ohio Municipal Money Market Fund designated $3 thousand as long-term capital gain distribution.

For the year ended October 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following Funds designated the following amounts as qualified interest income distribution (in thousands):

Amount
Government Reserves Fund	$654
Prime Obligations Fund	736
Financial Reserves Fund	292

43

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44

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45

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

VF-MMMF-ANN (12/10)

October 31, 2010

Annual Report

Diversified Stock Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

The Victory Portfolios

Shareholder Letter	3

Fund Review and Commentary	4

Financial Statements

Schedule of Portfolio Investments	6

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	13

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	25

Supplemental Information

Trustee and Officer Information	26

Proxy Voting and Form N-Q Information	29

Expense Examples	29

Additional Federal Income Tax Information	30

The Funds are distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Diversified Stock Fund.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

1

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2

Letter to Our Shareholders

Domestic GDP has risen for four consecutive quarters, global conditions are improving and credit markets have stabilized. Signs of a slowly improving economy, low interest rates and better than expected corporate earnings have strengthened investor confidence in the market. Investors continue to migrate out of money market funds, depositing net flows of $247 billion in fixed income funds this year. To a lesser extent, investors are cautiously investing in foreign equities, depositing $28 billion in these funds.

Through October, U.S. equity markets outpaced international markets, with the S&P 500 Index returning 7.84% versus the MSCI EAFE Index 2.25% return. Fixed income has continued its strong performance, as measured by the Barclays U.S. Aggregate Bond Index 8.33% return year to date. Investors are encouraged by several factors in relation to the market rise. These include the Federal Reserve initiating a second round of quantitative easing, fading concerns of a "double-dip" recession, news that the Macondo well in the Gulf of Mexico was plugged, signs of progress in resolving the European sovereign debt crisis and diminished fears of a slowdown in China's growth rate heartened investors.

As the economic recovery continues to slowly occur, much of the improvement in equity returns can be credited to the improvement in the macro-economic backdrop. Valuations are attractive given the low inflation and interest rates. Credit spreads have returned to normal and corporate balance sheets remain strong. However, consumer confidence remains low, the unemployment rate remains high and housing continues to struggle. We remain attentive to destabilizing economic or political events which could mute further upward progress in the market. We are also watchful for signs of inflation given the massive federal budget deficit, the size of the Federal Reserve's balance sheet and the weak U.S. dollar.

We continue to believe that patient investors will be rewarded over the longer-term. As always, our portfolios are constructed based on the merits of an investment in any market cycle. We remain focused on valuation, financial strength and returns in pursuit of superior long-term performance. Victory maintains an overall positive longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1. Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2. Client Service Excellence

Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3. Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform wrought by the tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 1-800-539-3863 or via our website at www.VictoryConnect.com.

Michael Policarpo

President,
Victory Funds

3

The Victory Equity Funds

Diversified Stock Fund

Investment Considerations

Equity securites (stock) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

Equity markets appreciated meaningfully in fiscal 2010 as higher corporate earnings and supportive monetary policy overcame Health Care/Financial reform, the European debt crisis and stubbornly weak labor/housing markets, which pressured equity prices in the summer months. The Fund (Class A Shares at net asset value) returned 12.9% for the fiscal year, lagging the S&P 500 Index return of 16.5%.

Every sector appreciated during the fiscal year, however, the leading sectors were Basic Industry, Capital Goods and Consumer Cyclical. Higher commodity prices boosted earnings for those companies leveraged to their mining and extraction businesses, and early cycle consumer businesses benefitted from meaningful capacity reduction during the downturn, which helped boost profitability levels in the recovery. Financials were the worst performing sector for the fourth consecutive year as the improving credit cycle was overwhelmed by the impact of financial reform to future revenue and returns.

Three of the top five performing securities were in the Technology sector, including Oracle, Qualcomm and EMC. A rebound in enterprise spending and Oracle's ability to provide all in one solutions for corporations helped their shares, while EMC has been well positioned as corporations allocate a significant amount of spending dollars on storage. Qualcomm has benefitted from increasing penetration of SmartPhones, both in the royalties they receive and the chipsets they sell into the market. The Fund was negatively impacted by holdings within the Financial sector, as Bank of America, MasterCard and Charles Schwab detracted from performance. Financial reform has been a headwind for Bank of America and MasterCard, while the low interest rate environment has hurt Charles Schwab as the company is unable to charge fees on its money market funds.

Portfolio Holdings

As a Percentage of Total Investments

4

The Victory Equity Funds

Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2010

	Diversified Stock Fund Class A		Diversified Stock Fund Class C		Diversified Stock Fund Class R	Diversified Stock Fund Class I
INCEPTION DATE	10/20/89		2/28/02		3/26/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	12.87%	6.37%	11.89%	10.89%	12.61%	13.21%
Three Year	–7.16%	–8.98%	–7.92%	–7.92%	–7.40%	–6.91
Five Year	2.23%	1.02%	1.39%	1.39%	1.97%	N/A
Ten Year	2.51%	1.91%	N/A	N/A	2.16%	N/A
Since Inception	9.77%	9.46%	2.58%	2.58%	3.63%	–4.50%

Expense Ratios

Gross	1.07%	1.88%	1.33%	0.78%
With Applicable Waivers	1.07%	1.88%	1.33%	0.78%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2010. Additional information pertaining to the Fund's expense ratio as of October 31, 2010 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Diversified Stock Fund — Growth of $10,000

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

The Victory Portfolios  Schedule of Portfolio Investments
Diversified Stock Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (0.3%)
BNP Paribas Finance, Inc., 0.21% (a), 11/1/10	$11,121	$11,121
Total Commercial Paper (Amortized Cost $11,121)		11,121
Common Stocks (99.4%)
Aerospace/Defense (1.4%):
Raytheon Co. (b)	1,100,100	50,693
Airlines (1.5%):
Southwest Airlines Co. (b)	3,774,500	51,937
Automotive (2.6%):
Ford Motor Co. (b) (c)	3,866,100	54,628
PACCAR, Inc. (b)	731,147	37,479
		92,107
Banks (3.8%):
Bank of America Corp.	4,254,900	48,676
JPMorgan Chase & Co.	2,295,200	86,368
		135,044
Beverages (1.5%):
Dr Pepper Snapple Group, Inc.	1,436,100	52,489
Biotechnology (0.2%):
Amgen, Inc. (c)	137,298	7,852
Brokerage Services (2.5%):
Charles Schwab Corp. (b)	5,717,770	88,054
Chemicals (0.9%):
Monsanto Co. (b)	558,020	33,158
Commercial Services (1.5%):
Paychex, Inc. (b)	1,918,429	53,140
Computers & Peripherals (4.0%):
EMC Corp. (b) (c)	6,640,515	139,517
Electronics (2.8%):
General Electric Co.	688,638	11,032
Johnson Controls, Inc.	2,537,200	89,106
		100,138
Engineering (1.6%):
ABB Ltd., Sponsored ADR	2,741,900	56,730
Environmental Control (0.9%):
Waste Management, Inc. (b)	855,000	30,541
Financial Services (3.2%):
Morgan Stanley	2,733,100	67,972
Western Union Co.	2,482,561	43,693
		111,665

See notes to financial statements.

6

The Victory Portfolios  Schedule of Portfolio Investments — continued
Diversified Stock Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Food Processing & Packaging (3.5%):
Kraft Foods, Inc., Class A	2,594,599	$83,728
Nestle SA, Sponsored ADR	693,794	38,054
		121,782
Health Care (1.1%):
Medtronic, Inc.	1,089,000	38,344
Home Builders (0.8%):
Toll Brothers, Inc. (b) (c)	1,543,814	27,696
Insurance (5.0%):
MetLife, Inc. (b)	1,958,085	78,970
The Chubb Corp.	728,800	42,285
The Travelers Cos., Inc.	980,562	54,127
		175,382
Internet Business Services (5.1%):
eBay, Inc. (b) (c)	239,825	7,149
Google, Inc., Class A (c)	282,100	172,925
		180,074
Investment Companies (0.9%):
Invesco Ltd. (b)	1,328,452	30,554
Manufacturing — Diversified (0.5%):
Ingersoll-Rand PLC	466,000	18,318
Office Equipment & Supplies (2.1%):
Staples, Inc. (b)	3,643,200	74,576
Oil & Gas Exploration — Production & Services (1.8%):
Anadarko Petroleum Corp.	729,438	44,912
ENSCO International PLC, Sponsored ADR	394,800	18,295
		63,207
Oil Companies — Integrated (3.7%):
Exxon Mobil Corp.	1,953,100	129,823
Oilfield Services & Equipment (7.5%):
Halliburton Co. (b)	3,892,621	124,019
Schlumberger Ltd. (b)	1,985,157	138,742
		262,761
Pharmaceuticals (10.0%):
Abbott Laboratories	973,700	49,970
Johnson & Johnson (b)	600,000	38,202
Merck & Co., Inc.	2,469,800	89,605
Pfizer, Inc.	6,479,600	112,745
Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,155,800	59,986
		350,508
Retail (2.1%):
Target Corp. (b)	1,439,376	74,761
Retail — Department Stores (1.7%):
Macy's, Inc. (b)	2,507,700	59,282

See notes to financial statements.

7

The Victory Portfolios  Schedule of Portfolio Investments — continued
Diversified Stock Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Retail — Specialty Stores (3.1%):
Lowe's Cos., Inc.	5,171,076	$110,299
Semiconductors (0.3%):
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (b)	992,271	10,826
Software & Computer Services (6.3%):
Autodesk, Inc. (c)	1,050,000	37,989
Microsoft Corp.	2,570,331	68,473
Oracle Corp. (b)	3,859,990	113,484
		219,946
Steel (1.9%):
Nucor Corp. (b)	1,740,393	66,518
Telecommunications (1.3%):
Qwest Communications International, Inc.	6,813,154	44,967
Telecommunications — Services & Equipment (4.7%):
QUALCOMM, Inc.	3,654,900	164,946
Transportation Services (3.0%):
United Parcel Service, Inc., Class B	1,567,848	105,579
Utilities — Electric (1.5%):
Exelon Corp. (b)	1,318,600	53,825
Utilities — Telecommunications (3.1%):
Verizon Communications, Inc.	3,301,200	107,190
Total Common Stocks (Cost $3,050,418)		3,494,229
Short-Term Securities Held as Collateral for Securities Lending (6.4%)
Pool of various securities for Victory Funds	$223,591	223,591
Total Short-Term Securities Held as Collateral for Securities Lending (Amortized Cost $223,591)		223,591
Total Investments (Cost $3,285,130) — 106.1%		3,728,941
Liabilities in excess of other assets — (6.1)%		(214,315)
NET ASSETS — 100.0%		$3,514,626

(a)  Rate represents the effective yield at purchase.

(b)  A portion or all of the security was held on loan.

(c)  Non-income producing security.

ADR  American Depositary Receipt

PLC  Public Liability Co.

See notes to financial statements.

8

Statement of Assets and Liabilities

The Victory Portfolios   October 31, 2010

(Amounts in Thousands, Except Per Share Amounts)

Diversified Stock Fund
ASSETS:
Investments, at value (Cost $3,285,130) (a)	$3,728,941
Cash	50
Interest and dividends receivable	4,763
Receivable for capital shares issued	2,497
Receivable for investments sold	25,718
Prepaid expenses	51
Total Assets	3,762,020
LIABILITIES:
Payable for investments purchased	10,755
Payable for capital shares redeemed	9,022
Payable for return of collateral received	223,863
Accrued expenses and other payables:
Investment advisory fees	1,794
Administration fees	300
Custodian fees	40
Transfer agent fees	396
Trustee fees	12
Shareholder servicing fees	641
12b-1 fees	167
Other accrued expenses	404
Total Liabilities	247,394
NET ASSETS:
Capital	3,958,825
Accumulated undistributed net investment income	1,544
Accumulated net realized losses from investments	(889,554)
Net unrealized appreciation on investments	443,811
Net Assets	$3,514,626
Net Assets
Class A Shares	$2,966,629
Class C Shares	110,194
Class R Shares	173,005
Class I Shares	264,798
Total	$3,514,626
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Class A Shares	205,056
Class C Shares	7,803
Class R Shares	12,074
Class I Shares	18,313
Total	243,246
Net asset value, offering (except Class A Shares) and redemption price per share
Class A Shares	$14.47
Class C Shares (b)	$14.12
Class R Shares	$14.33
Class I Shares	$14.46
Maximum sales charge — Class A Shares	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$15.35

(a)  Includes securities on loan of $214,492.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

9

Statement of Operations

The Victory Portfolios  For the Year Ended October 31, 2010

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Interest income	$155
Dividend income	74,809
Income from securities lending, net	209
Total Income	75,173
Expenses:
Investment advisory fees	23,099
Administration fees	3,826
Shareholder servicing fees — Class A Shares	8,283
12b-1 fees — Class C Shares	1,202
12b-1 fees — Class R Shares	885
Custodian fees	504
Transfer agent fees	718
Transfer agent fees — Class A Shares	1,314
Transfer agent fees — Class C Shares	111
Transfer agent fees — Class R Shares	83
Transfer agent fees — Class I Shares	23
Trustees' fees	359
Legal and audit fees	454
State registration and filing fees	141
Other expenses	960
Total Expenses	41,962
Net Investment Income	33,211
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	368,040
Net realized gains from redemptions in-kind	16,931
Net change in unrealized appreciation/depreciation on investments	24,607
Net realized/unrealized gains from investments	409,578
Net increase from payment by the sub-administrator (note 4)	568
Change in net assets resulting from operations	$443,357

See notes to financial statements.

10

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009
From Investment Activities:
Operations:
Net investment income	$33,211	$35,182
Net realized gains (losses) from investment transactions	368,040	(918,235)
Net realized gains from redemptions in-kind	16,931	20,723
Net change in unrealized appreciation/depreciation on investments	24,607	1,189,765
Net increase from payment by the sub-administrator (note 4)	568	—
Change in net assets resulting from operations	443,357	327,435
Distributions to Shareholders:
From net investment income:
Class A Shares	(27,048)	(31,476)
Class C Shares	(178)	(297)
Class R Shares	(1,141)	(1,173)
Class I Shares	(3,527)	(3,269)
Change in net assets resulting from distributions to shareholders	(31,894)	(36,215)
Change in net assets from capital transactions	(733,259)	167,614
Change in net assets	(321,796)	458,834
Net Assets:
Beginning of period	3,836,422	3,377,588
End of period	$3,514,626	$3,836,422
Accumulated undistributed (distributions in excess of) net investment income	$1,544	$(179)

See notes to financial statements.

11

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009
Capital Transactions:
Class A Shares
Proceeds from shares issued	$672,855	$1,347,406
Dividends reinvested	22,187	24,230
Cost of shares redeemed	(1,382,301)	(1,200,750)
Total Class A Shares	$(687,259)	$170,886
Class C Shares
Proceeds from shares issued	$14,653	$23,711
Dividends reinvested	108	172
Cost of shares redeemed	(40,591)	(35,604)
Total Class C Shares	$(25,830)	$(11,721)
Class R Shares
Proceeds from shares issued	$32,805	$56,233
Dividends reinvested	1,027	1,045
Cost of shares redeemed	(47,955)	(41,272)
Total Class R Shares	$(14,123)	$16,006
Class I Shares
Proceeds from shares issued	$213,507	$139,264
Dividends reinvested	2,439	2,669
Cost of shares redeemed	(221,993)	(149,490)
Total Class I Shares	$(6,047)	$(7,557)
Change in net assets from capital transactions	$(733,259)	$167,614
Share Transactions:
Class A Shares
Issued	48,741	120,005
Reinvested	1,626	2,129
Redeemed	(100,850)	(103,412)
Total Class A Shares	(50,483)	18,722
Class C Shares
Issued	1,078	2,119
Reinvested	8	16
Redeemed	(3,023)	(3,213)
Total Class C Shares	(1,937)	(1,078)
Class R Shares
Issued	2,400	5,063
Reinvested	76	93
Redeemed	(3,541)	(3,707)
Total Class R Shares	(1,065)	1,449
Class I Shares
Issued	15,413	12,435
Reinvested	179	237
Redeemed	(15,896)	(12,043)
Total Class I Shares	(304)	629
Change in Shares	(53,789)	19,722

See notes to financial statements.

12

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class A Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$12.93		$12.20	$20.68	$18.52		$16.68
Investment Activities:
Net investment income	0.12		0.12	0.14	0.14		0.07
Net realized and unrealized gains (losses) on investments	1.54		0.73	(6.48)	3.32		2.59
Total from Investment Activities	1.66		0.85	(6.34)	3.46		2.66
Distributions:
Net investment income	(0.12)		(0.12)	(0.14)	(0.15)		(0.08)
Net realized gains from investments	—		—	(2.00)	(1.15)		(0.74)
Total Distributions	(0.12)		(0.12)	(2.14)	(1.30)		(0.82)
Net Asset Value, End of Period	$14.47		$12.93	$12.20	$20.68		$18.52
Total Return (excludes sales charge)	12.87	%(a)	7.12%	(33.82)%	19.74	%(b)	16.52%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,966,629		$3,304,413	$2,888,131	$3,909,527		$3,385,643
Ratio of net expenses to average net assets	1.06%		1.07%	1.04%	1.04%		1.07%
Ratio of net investment income to average net assets	0.86%		1.02%	0.89%	0.73%		0.39%
Portfolio turnover (c)	87%		104%	118%	102%		103%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

13

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class C Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$12.64		$11.92	$20.28	$18.22		$16.49
Investment Activities:
Net investment income (loss)	—	(a)	0.03	0.02	(0.01)		(0.08)
Net realized and unrealized gains (losses) on investments	1.50		0.72	(6.35)	3.26		2.55
Total from Investment Activities	1.50		0.75	(6.33)	3.25		2.47
Distributions:
Net investment income	(0.02)		(0.03)	(0.03)	(0.04)		—
Net realized gains from investments	—		—	(2.00)	(1.15)		(0.74)
Total Distributions	(0.02)		(0.03)	(2.03)	(1.19)		(0.74)
Net Asset Value, End of Period	$14.12		$12.64	$11.92	$20.28		$18.22
Total Return (excludes contingent deferred sales charge)	11.89	%(b)	6.32%	(34.38)%	18.81	%(c)	15.51%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$110,194		$123,091	$128,934	$207,513		$188,157
Ratio of net expenses to average net assets	1.87%		1.88%	1.84%	1.83%		1.92%
Ratio of net investment income (loss) to average net assets	0.05%		0.24%	0.09%	(0.07)%		(0.47)%
Ratio of gross expenses to average net assets (d)	1.87%		1.88%	1.84%	1.83%		1.93%
Ratio of net investment income (loss) to average net assets (d)	0.05%		0.24%	0.09%	(0.07)%		(0.48)%
Portfolio turnover (e)	87%		104%	118%	102%		103%

(a)  Rounds to less than $0.01 per share.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

14

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class R Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$12.81		$12.08	$20.51	$18.38		$16.55
Investment Activities:
Net investment income	0.09		0.09	0.09	0.09		0.01
Net realized and unrealized gains (losses) on investments	1.52		0.73	(6.43)	3.29		2.58
Total from Investment Activities	1.61		0.82	(6.34)	3.38		2.59
Distributions:
Net investment income	(0.09)		(0.09)	(0.09)	(0.10)		(0.02)
Net realized gains from investments	—		—	(2.00)	(1.15)		(0.74)
Total Distributions	(0.09)		(0.09)	(2.09)	(1.25)		(0.76)
Net Asset Value, End of Period	$14.33		$12.81	$12.08	$20.51		$18.38
Total Return	12.61	%(a)	6.91%	(34.05)%	19.42	%(b)	16.25%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$173,005		$168,316	$141,263	$227,392		$220,783
Ratio of net expenses to average net assets	1.27%		1.33%	1.33%	1.30%		1.36%
Ratio of net investment income to average net assets	0.65%		0.75%	0.60%	0.46%		0.11%
Portfolio turnover (c)	87%		104%	118%	102%		103%

(a)  During the year ended October 31, 2010, the Fund received monies related to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

15

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class I Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$12.92		$12.19	$20.68	$19.37
Investment Activities:
Net investment income	0.16		0.16	0.19	0.03
Net realized and unrealized gains (losses) on investments	1.54		0.73	(6.49)	1.35
Total from Investment Activities	1.70		0.89	(6.30)	1.38
Distributions:
Net investment income	(0.16)		(0.16)	(0.19)	(0.07)
Net realized gains from investments	—		—	(2.00)	—
Total Distributions	(0.16)		(0.16)	(2.19)	(0.07)
Net Asset Value, End of Period	$14.46		$12.92	$12.19	$20.68
Total Return (b)	13.21	%(c)	7.45%	(33.69)%	7.16%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$264,798		$240,602	$219,260	$120,484
Ratio of net expenses to average net assets (d)	0.76%		0.78%	0.75%	0.75%
Ratio of net investment income to average net assets (d)	1.18%		1.33%	1.24%	1.07%
Portfolio turnover (e)	87%		104%	118%	102%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2010, the Fund received monies related to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

16

Notes to Financial Statements

The Victory Portfolios  October 31, 2010

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2010, the Trust offered shares of 23 funds. The accompanying financial statements are those of the Diversified Stock Fund (the "Fund").

The Fund is authorized to issue four classes of shares: Class A Shares, Class C Shares, Class R Shares and Class I Shares. Each class of shares has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by

17

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2010, while the breakdown, by category, of common stocks is disclosed in the Schedule of Portfolio Investments (in thousands):

Fund Name	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Significant Unobservable Inputs	Total
Diversified Stock Fund
Commerical Paper	$—	$11,121	$—	$11,121
Common Stocks	3,494,229	—	—	3,494,229
Short-Term Securities Held as Collateral for Securitied Lending	—	223,591	—	223,591
Total	$3,494,229	$234,712	$—	$3,728,941

Reconciliation of Level 3 Items

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

Diversified Stock Fund	Investments In Securities
Balance as of 10/31/09	$2,390
Realized Gain (Loss)	(272)
Change in unrealized appreciation/depreciation (a)	525
Purchases	—
Sales	(2,643)
Transfers in and/or out of Level 3	—
Balance as of 10/31/10	$—

(a)  The change in unrealized appreciation/depreciation is attributable to investments which were disposed of during the year ended October 31, 2010.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1 and 2 as of October 31, 2010.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

18

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

Repurchase Agreements:

The Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with a value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited and/or result in additional costs. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Securities Lending:

The Fund may, from time to time, lend securities from its portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Fund will limit its securities lending activity to 33 1/3% of its total assets. KeyBank National Association ("KeyBank"), the Fund's custodian and an affiliate of Victory Capital Management Inc., the Fund's investment adviser ("VCM" or the "Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which it receives a fee. KeyBank's fee is computed monthly in arrears and is 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the fiscal year ended October 31, 2010, KeyBank received $255 thousand in total from the Trust, The Victory Variable Insurance Funds and/or The Victory Institutional Funds (collectively, the "Victory Trusts") for its services as lending agent. Under guidelines established by the Board, the Fund must maintain loan collateral from the borrower (at KeyBank) at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities.

Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, consistent with the Trust's securities lending guidelines, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as an asset of the Fund, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Loans are subject to termination by the Trust or the borrower at any time.

The Fund loaned securities and received cash collateral with the following values as of October 31, 2010 (in thousands):

	Value of Loaned Securities	Value of Collateral	Average Loan Outstanding During the Year	Income Received by KeyBank from Securities Lending
Diversified Stock Fund	$214,492	$223,591	$216,055	$67

19

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

The cash collateral received by the Funds in the Victory Trusts on October 31, 2010 was pooled together and invested in the following securities (amounts in thousands):

Value of Collateral
Commercial Paper
Abbey National North America, 0.21% 11/3/10 (a)	$24,997
Money Market Funds
Fund For Institutions Select Institutional Fund, 0.26% (a)	100,000
Morgan Stanley Institutional Liquidity Fund Prime Money Market Fund, 0.21% (a)	32,900
Repurchase Agreements
Bank of America, 0.22%, 11/1/10 (Date of Agreement, 10/29/10, Proceeds at maturity $120,002 collateralized by $122,242 various government agencies, 0.00%-1.30%, 4/13/11-7/26/13, market value $122,400)	120,000
Dean Witter, 0.47%, 11/1/10 (Date of Agreement, 10/29/10, Proceeds at maturity $120,005 collateralized by $141,333 various corporate securities and government agencies, 0.00%-9.60%, 11/2/10-12/15/66, market value $123,442)	120,000
Deutsche Bank, 0.21%, 11/1/10 (Date of Agreement, 10/29/10, Proceeds at maturity $120,002 collateralized by $122,436 various government agencies, 0.00%, 11/26/10-1/18/11, market value $122,401)	120,000
RBS Securities, Inc, 0.32%, 11/1/10 Date of Agreement, 10/29/10, Proceeds at maturity $120,003 collateralized by $132,628 various corporate securities and government agencies, 0.00%-6.50%, 1/13/12-9/1/40, market value $132,315)	120,000
Wachovia, 0.32%, 11/1/10 (Date of Agreement, 10/29/10, Proceeds at maturity $120,003 collateralized by $126,077 various corporate securities, 0.00%-5.21%, 3/4/11-4/25/23, market value $123,600)	120,000
Total Value	$757,897

(a)  Rate disclosed is the one-day yield as of 10/31/10.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclass of market discounts and gain/loss) such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying statement of assets and liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

20

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

In-Kind Redemptions:

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund recognizes a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (losses) to paid-in capital. During the fiscal years ended October 31, 2010 and October 31, 2009, the Fund realized $16,931 of net gain on $71,146 and $20,723 of net gain on $69,240 of in-kind redemptions, respectively (in thousands).

Other:

Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Trust are prorated to each fund in the Trust on the basis of relative net assets or other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2010 were as follows (in thousands):

Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
$3,247,606	$3,790,223	$—	$—

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by VCM, a wholly owned subsidiary of KeyBank. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the Fund's average daily net assets. The rate at which the Adviser is paid decreases at various levels as the Fund's assets grow. The investment advisory fees of the Fund are computed at rates ranging from 0.65% to 0.55%. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

KeyBank serves as custodian of all the Trust's assets except the assets of the International Fund, International Select Fund and Global Equity Fund, for which Citibank, N.A. ("Citibank") serves as custodian and receives a fee. For its custody services to the Trust, The Victory Variable Insurance Funds and The Victory Institutional Funds (the "Victory Trusts"), KeyBank receives fees at annualized rates ranging from 0.013% to 0.0025% of the aggregate average daily net assets, excluding the assets of the International Fund, International Select Fund and Global Equity Fund.

21

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate ranging from 0.108% to 0.065% of the aggregate net assets of the Trust and The Victory Variable Insurance Funds (collectively, the "Trusts").

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Funds' transfer agent. Under the terms of the Transfer Agent Agreement, Citi receives for its services an annual fee at a rate ranging from 0.02% to 0.005% of the aggregate net assets of the Trusts. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Trust's 12b-1 Plan, the Distributor may receive a monthly distribution and service fee, at an annual rate of 0.50% of the average daily net assets of Class R Shares of the Fund and 1.00% of the average daily net assets of Class C Shares of the Fund. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class R and Class C Shares of the Fund. For the fiscal year ended October 31, 2010, affiliates of the Adviser or the Fund earned $5 thousand.

The Distributor or financial institutions (directly or through the Distributor), pursuant to a Shareholder Servicing Plan, may receive from Class A Shares of the Fund a fee of up to 0.25% of the average daily net assets of the Class A Shares of the Fund for providing support services to shareholders of the Fund, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. For the fiscal year ended October 31, 2010, affiliates of the Adviser or the Fund earned $279 thousand.

In addition, the Distributor and the transfer agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Fund. For the fiscal year ended October 31, 2010, the Distributor received approximately $40 thousand from commissions earned on sales of Class A Shares and the transfer agent received $9 thousand from redemptions of Class C Shares of the Fund. A portion of the commissions earned on Class A Shares were reallowed to dealers who sold the Fund's shares, including approximately $342 to affiliates of the Fund.

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Class A Shares of the Fund. The Plan allows the Adviser, the administrator and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. No separate payments are authorized to be made by the Fund pursuant to this Plan. To the extent that any payments made by the Fund's administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

The Adviser has entered into an expense limitation agreement with the Fund. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by the Fund in any fiscal

22

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

year exceed the expense limit for the Fund, such excess amounts will be the liability of the Adviser. As of October 31, 2010, the expense limits were as follows:

Fund	Class	Expense Limit
Diversified Stock Fund	Class C Shares	2.00	%*

*  In effect until at least February 28, 2014.

The Adviser, Citi or other service providers may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

On December 1, 2006, VCM paid the Funds comprising the Trust approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services, Inc. ("BISYS") (BISYS' parent company, BISYS Group, Inc., was acquired by Citibank on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures required additional disclosure to the Board at the time incurred. On July 29, 2010, Citibank paid approximately $4.1 million after the Securities and Exchange Commission (the "SEC") approved the distribution plan that was in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. Further information, including the methodology of the Fair Fund Plan, is available on the SEC website at www.sec.gov/litigation/admin/2009/34-60011-pdp.pdf. The amounts are disclosed as "Net increase from payment by the sub-administrator" in the Statements of Operations and the Statements of Changes in Net Assets. The corresponding impact to the total return is disclosed in the Financial Highlights.

5.  Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $150 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.30% on $150 million for providing the Line of Credit. For the fiscal year ended October 31, 2010, KeyCorp earned approximately $450 thousand for the Line of Credit fee. Each fund of the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding for the Fund for the fiscal year ended October 31, 2010 was $163 thousand. The average interest rate for the fiscal year ended October 31, 2010 was 1.65%. As of October 31, 2010, the Fund had no loans outstanding with KeyCorp.

23

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

7.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$31,894	$—	$31,894

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Diversified Stock Fund	$35,743	$—	$472	$36,215

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ Deficit
Diversified Stock Fund	$1,759	$(850,381)	$404,637	$(443,985)

*The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral on wash sales.

As of October 31, 2010, the Fund has capital loss carryforwards to offset future gains, if any, to the extent provided by Treasury obligations of $850,381 thousand expiring in 2017.

During the year ended October 31, 2010, the Fund utilized $326,406 thousand of capital loss carryforwards.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of October 31, 2010 were as follows (in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Diversified Stock Fund	$3,324,304	$492,764	$(88,127)	$404,637

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Victory Portfolios:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Portfolios, constituting the Diversified Stock Fund (the "Fund"), as of October 31, 2010, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights presented herein for each of the respective periods ended October 31, 2008 and prior were audited by another registered public accounting firm whose report dated December 22, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Portfolios as of October 31, 2010, the results of their operations for the year then ended, the change in its net assets and financial highlights for the two years then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2010

25

  Supplemental Information
The Victory Portfolios  October 31, 2010

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently eleven Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 23 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees.

David Brooks Adcock, 59	Trustee	February 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System (1982-2006).	None.

Nigel D. T. Andrews, 63	Vice Chair and Trustee	August 2002	Retired.	Chemtura Corporation; Old Mutual plc.

Teresa C. Barger, 55	Trustee	December 2008	Chief Investment Officer/Chief Executive Officer, Cartica Capital LLC (asset management) (since 2007); Director, Corporate Governance and Capital Markets Advisory Department for the World Bank and International Finance Corporation (2004-2007).	None.

E. Lee Beard, 59	Trustee	February 2005	Principal Owner, (since 2005) The Henlee Group, LLC (consulting); President/Owner, ELB Consultants (2003-2005).	None.

John L. Kelly, 57	Trustee	May 2008	Private Investor (since 2009); Managing Director, JL Thornton & Co. (financial consultant) (2003-2009).	None.

26

  Supplemental Information — continued
The Victory Portfolios  October 31, 2010

(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
David L. Meyer, 53	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

Karen F. Shepherd, 70	Trustee	August 2002	Retired.	None.

Leigh A. Wilson, 65	Chair and Trustee	November 1994	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum.	None.

Interested Trustees.

David C. Brown, 38	Trustee	May 2008	President, Investments and Operations (since 2010) and Chief Operating Officer, the Adviser.	None.

Robert L. Wagner, 56	Trustee	December 2009	Chief Executive Officer, the Adviser.	None.

Messrs. Brown and Wagner are "Interested Persons" by reason of their relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 1-800-539-3863.

27

  Supplemental Information — continued
The Victory Portfolios  October 31, 2010

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael Policarpo, II, 36	President	May 2008	Senior Managing Director (since 2010) and Managing Director (2005-2010), the Adviser.

Derrick A. MacDonald, 40	Vice President	August 2010	Managing Director of the Adviser, Fund Administration, Technology & Operations (since 2008); Global Business Director, Avery Dennison (2004-2008).

Christopher K. Dyer, 48	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Jay G. Baris, 56	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Christopher E. Sabato, 42	Treasurer	May 2006	Senior Vice President, Treasurer Services, Citi Fund Services, Inc.

Eric B. Phipps, 39	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services, Inc. (since 2006); Staff Accountant, United States Securities and Exchange Commission (2004-2006).

Edward J. Veilleux, 67	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

28

  Supplemental Information — continued
The Victory Portfolios  October 31, 2010

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-539-3863. The information included in the Fund's Statement of Additional Information, which is available on the Fund's website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Fund's website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10-10/31/10	Expense Ratio During Period** 5/1/10-10/31/10
Diversified Stock Fund
Class A Shares	$1,000.00	$988.00	$5.36	1.07%
Class C Shares	1,000.00	984.20	9.35	1.87%
Class R Shares	1,000.00	986.90	6.36	1.27%
Class I Shares	1,000.00	989.70	3.86	0.77%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

29

  Supplemental Information — continued
The Victory Portfolios  October 31, 2010

(Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10-10/31/10	Expense Ratio During Period** 5/1/10-10/31/10
Diversified Stock Fund
Class A Shares	$1,000.00	$1,019.81	$5.45	1.07%
Class C Shares	1,000.00	1,015.78	9.50	1.87%
Class R Shares	1,000.00	1,018.80	6.46	1.27%
Class I Shares	1,000.00	1,021.32	3.92	0.77%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

Additional Federal Income Tax Information

For the year ended October 31, 2010, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Diversified Stock Fund	100%

Dividends qualifying for corporate dividends received deduction of:

Amount
Diversified Stock Fund	100%

30

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32

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33

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34

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35

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36

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37

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

VF-DSTK-ANN (12/10)

October 31, 2010

Annual Report

Value Fund

Stock Index Fund

Established Value Fund

Special Value Fund

Small Company Opportunity Fund

Large Cap Growth Fund

Balanced Fund

Investment Grade Convertible Fund

Core Bond Index Fund
(formerly Core Bond Fund)

Fund for Income

National Municipal Bond Fund

Ohio Municipal Bond Fund

International Fund

International Select Fund

Global Equity Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

The Victory Portfolios

Shareholder Letter	5

Fund Review and Commentary	6

Financial Statements

The Victory Equity Funds

Value Fund

Schedule of Portfolio Investments	42

Statement of Assets and Liabilities	66

Statement of Operations	67

Statements of Changes in Net Assets	68-69

Financial Highlights	70-73

Stock Index Fund

Schedule of Portfolio Investments	46

Statement of Assets and Liabilities	66

Statement of Operations	67

Statements of Changes in Net Assets	68-69

Financial Highlights	74-75

Established Value Fund

Schedule of Portfolio Investments	62

Statement of Assets and Liabilities	66

Statement of Operations	67

Statements of Changes in Net Assets	68-69

Financial Highlights	76-78

Special Value Fund

Schedule of Portfolio Investments	79

Statement of Assets and Liabilities	90

Statement of Operations	91

Statements of Changes in Net Assets	92-93

Financial Highlights	94-97

Small Company Opportunity Fund

Schedule of Portfolio Investments	83

Statement of Assets and Liabilities	90

Statement of Operations	91

Statements of Changes in Net Assets	92-93

Financial Highlights	98-100

Large Cap Growth Fund

Schedule of Portfolio Investments	88

Statement of Assets and Liabilities	90

Statement of Operations	91

Statements of Changes in Net Assets	92-93

Financial Highlights	101-103

The Victory Hybrid Funds

Balanced Fund

Schedule of Portfolio Investments	104

Statement of Assets and Liabilities	116

Statement of Operations	117

Statements of Changes in Net Assets	118-119

Financial Highlights	120-123

Table of Contents (continued)

Investment Grade Convertible Fund

Schedule of Portfolio Investments	112

Statement of Assets and Liabilities	116

Statement of Operations	117

Statements of Changes in Net Assets	118-119

Financial Highlights	124-125

The Victory Taxable Fixed Income Funds

Core Bond Index Fund

Schedule of Portfolio Investments	126

Statement of Assets and Liabilities	134

Statement of Operations	135

Statements of Changes in Net Assets	136-137

Financial Highlights	138-139

Fund for Income

Schedule of Portfolio Investments	131

Statement of Assets and Liabilities	134

Statement of Operations	135

Statements of Changes in Net Assets	136-137

Financial Highlights	140-142

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund

Schedule of Portfolio Investments	143

Statement of Assets and Liabilities	153

Statement of Operations	154

Statements of Changes in Net Assets	155

Financial Highlights	156

Ohio Municipal Bond Fund

Schedule of Portfolio Investments	149

Statement of Assets and Liabilities	153

Statement of Operations	154

Statements of Changes in Net Assets	155

Financial Highlights	157

The Victory International Equity Funds

International Fund

Schedule of Portfolio Investments	158

Statement of Assets and Liabilities	178

Statement of Operations	179

Statements of Changes in Net Assets	180-181

Financial Highlights	182-184

International Select Fund

Schedule of Portfolio Investments	165

Statement of Assets and Liabilities	178

Statement of Operations	179

Statements of Changes in Net Assets	180-181

Financial Highlights	185-187

Table of Contents (continued)

Global Equity Fund

Schedule of Portfolio Investments	170

Statement of Assets and Liabilities	178

Statement of Operations	179

Statements of Changes in Net Assets	180-181

Financial Highlights	188-190

Notes to Financial Statements	191

Report of Independent Registered Public Accounting Firm	213

Supplemental Information	214

Trustee and Officer Information	214

Proxy Voting and Form N-Q Information	217

Expense Examples	217

Additional Federal Income Tax Information	221

The Funds are distributed by Victory Capital Advisers, Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment adviser to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at VictoryConnect.com or call 1-800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Victory Capital Management Inc. and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report. Past investment performance of markets or securities mentioned herein should not be considered to be indicative of future results.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

This page is intentionally left blank.

Letter to Our Shareholders

Domestic GDP has risen for four consecutive quarters, global conditions are improving and credit markets have stabilized. Signs of a slowly improving economy, low interest rates and better than expected corporate earnings have strengthened investor confidence in the market. Investors continue to migrate out of money market funds, depositing net flows of $247 billion in fixed income funds this year. To a lesser extent, investors are cautiously investing in foreign equities, depositing $28 billion in these funds.

Through October, U.S. equity markets outpaced international markets, with the S&P 500 Index returning 7.84% versus the MSCI EAFE Index 2.25% return. Fixed income has continued its strong performance, as measured by the Barclays U.S. Aggregate Bond Index 8.33% return year to date. Investors are encouraged by several factors in relation to the market rise. These include the Federal Reserve initiating a second round of quantitative easing, fading concerns of a "double-dip" recession, news that the Macondo well in the Gulf of Mexico was plugged, signs of progress in resolving the European sovereign debt crisis and diminished fears of a slowdown in China's growth rate heartened investors.

As the economic recovery continues to slowly occur, much of the improvement in equity returns can be credited to the improvement in the macro-economic backdrop. Valuations are attractive given the low inflation and interest rates. Credit spreads have returned to normal and corporate balance sheets remain strong. However, consumer confidence remains low, the unemployment rate remains high and housing continues to struggle. We remain attentive to destabilizing economic or political events which could mute further upward progress in the market. We are also watchful for signs of inflation given the massive federal budget deficit, the size of the Federal Reserve's balance sheet and the weak U.S. dollar.

We continue to believe that patient investors will be rewarded over the longer-term. As always, our portfolios are constructed based on the merits of an investment in any market cycle. We remain focused on valuation, financial strength and returns in pursuit of superior long-term performance. Victory maintains an overall positive longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1. Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2. Client Service Excellence

Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3. Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform wrought by the tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 1-800-539-3863 or via our website at www.VictoryConnect.com.

Michael Policarpo

President,
Victory Funds

The Victory Equity Funds

Value Fund

Investment Considerations

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

For the fiscal year ended October 31, 2010, the Fund (Class A Shares at net asset value) performed just shy of the Fund's objective by posting an increase of 13.7% versus the Russell 1000 Value Index increase of 15.7%. Stock selection in the consumer cyclical and the energy sectors was particularly weak, hurting the relative performance of the Fund. The Fund's overweight position and stock selection in the basic industry sector was an important contributor to returns. The Fund's overweight position in energy was impacted by the oil spill in the Gulf of Mexico.

Our expectations for the stock market and the U.S. economy are somewhat more optimistic than the general consensus. Recent data suggests the economy to be pulling out at a slower pace of recovery than it experienced during the spring and summer months. The additional stimulus provided by the Federal Reserve is likely to further support economic growth. Market valuations are reasonable and corporate earnings remain fairly strong. Bank balance sheets are much stronger than two years ago and bank lending to the commercial and industrial sectors clearly appears to be showing signs of growth from very depressed levels. Stronger gains in private sector jobs remains the most critical factor for a broader, more sustained economic recovery. The most pressing concerns, in our view, relate to the public sector, both federal and state. The large budget deficits at the federal level are a dark cloud that hangs over the economy and the financial markets. The challenged fiscal position of many states remains a significant impediment to sustainable economic expansion.

Growth in developing economies, such as China and India, are a significant contributor to global economic growth. These economies are experiencing very rapid growth that requires large volumes of commodities and industrial goods. The portfolio is presently constructed to benefit from international growth with significant investments in basic industry, energy and capital goods sectors. Our mixed outlook on the U.S. economy (stronger economic growth, but lingering weakness in the consumer sector) is reflected by our significant underweight in consumer cyclical stocks.

Finally, our biggest concern for the coming year relates to inflation. Developing economies are already dealing with rising inflationary pressures. We believe these economies could "export" some of their inflation to the United States. Our overweight positions in energy and basic industry should provide solid support against these potential inflationary pressures should they become an important factor in our financial markets.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Value Fund (continued)

Average Annual Total Return

Year Ended October 31, 2010

	VALUE Class A		VALUE Class C		VALUE Class R	VALUE Class I
INCEPTION DATE	12/3/93		3/1/03		12/15/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	13.72%	7.15%	12.78%	11.78%	13.27%	14.13%
Three Year	–8.17%	–9.96%	–8.89%	–8.89%	–8.50%	–7.89%
Five Year	1.50%	0.30%	0.69%	0.69%	1.11%	N/A
Ten Year	0.88%	0.29%	N/A	N/A	0.54%	N/A
Since Inception	7.55%	7.17%	6.00%	6.00%	1.23%	–5.96%

Expense Ratios

Gross	1.25%	3.04%	1.90%	0.95%
With Applicable Waivers	1.25%	2.00%	1.60%	0.93%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2010. Additional information pertaining to the Fund's expense ratio as of October 31, 2010 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Value Fund — Growth of $10,000

1The Russell 1000 Value Index is an unmanaged index comprised of companies in the Russell 1000 Index chosen for their value orientation. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Stock Index Fund

Investment Considerations

The performance of the Fund is expected to be lower than that of its benchmark index, the S&P 500 Index1, because of fees and expenses. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

As an index fund, the Fund's objective is to match the performance of its benchmark index. Our full replication strategy improved cost control, and cash flow management has minimized tracking error (before expenses). For the fiscal year ended October 31, 2010, the Fund (Class A Shares at net asset value) performed just shy of the Fund's objective by posting an increase of 15.9% versus the S&P 500 Index increase of 16.5%. In addition, three-year and five-year return data is consistent with the Fund's objective (three-year: -18.3% vs. -18.3% for the S&P 500, five-year: 8.6% vs. 9.0% for the S&P 500).

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Stock Index Fund (continued)

Average Annual Total Return

Year Ended October 31, 2010

	STOCK INDEX Class A		STOCK INDEX Class R
INCEPTION DATE	12/3/93		7/2/99
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	15.88%	9.22%	15.61%
Three Year	–6.52%	–8.35%	–6.71%
Five Year	1.67%	0.47%	1.48%
Ten Year	–0.41%	–1.00%	–0.61%
Since Inception	7.17%	6.80%	–0.26%

Expense Ratios

Gross	0.80%	1.00%
With Applicable Waivers	0.70%	0.90%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2010. Additional information pertaining to the Fund's expense ratio as of October 31, 2010 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Stock Index Fund — Growth of $10,000

1The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Established Value Fund

Investment Considerations

Mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

The fiscal year exhibited continued strong momentum within the domestic equity markets as global economic conditions improved and investor risk appetites expanded. However, the fiscal year proved to be a volatile year as the recovery in equity markets has not followed a straight line with 4 of the 12 months producing negative returns for the benchmark. Nonetheless, the market was resilient despite numerous challenges, such as credit concerns within the Eurozone area, sustained high levels of unemployment and depressed real estate markets. While challenges remain on the horizon, corporate balance sheets remain in sound condition and operating leverage has been significant given the large reduction of cost structures by U.S. companies throughout the economic downturn. While challenges remain on the horizon, equities remain an attractive asset class for long-term investors.

The Fund's (Class A shares at net asset value) returned 22.7% for the twelve months ended October 31, 2010, which underperformed the benchmark Russell Midcap Value Index return of 27.5% over the same period.

The Fund's relative underperformance during the fiscal year can be attributed primarily to stock selection as sector allocation outside of cash holdings was generally positive for the fiscal year. Regarding sector allocation, the most meaningful impact came from the portfolio's relative underweighting of both the Financial and Energy/Utilities sectors, which represented the weakest absolute returns within the benchmark. The Fund's holdings outpaced the benchmark in 2 of the 7 economic sectors (Capital Goods and Consumer Staples) and underperformed in 5 of the other 7 economic sectors. Stock selection in the Technology, Basic Industry and Financial sectors accounted for the majority of the underperformance.

Top performers for the Fund came from various sectors, including Pet Smart in Consumer Cyclicals, Johnson Controls in automotive and building and toy manufacturer Hasbro, all of which benefitted from improving fundamentals and depressed valuations. The shares of Black & Decker were included among the top performers as the manufacturer of power tools was acquired by Stanley Works. Other top contributors to the Fund's overall performance included Cimarex Energy and Darden Restaurants, which operates a chain of various brands including Red Lobster and Olive Garden. Diversified industrial companies Parker Hannifin and Eaton were also among the top contributors during the fiscal year.

Primary detractors to performance were also diversified among sectors and included shares of medical products producer Zimmer Holdings and pharmaceutical provider Endo Pharmaceuticals within the Consumer Staples sector and retailer Kohl's within the Consumer Cyclical sector. Defense related companies such as Raytheon and ITT Industries weighed on performance within the Capital Goods sector. Within the technology sector, performance of semiconductor producer Intersil and software provider Symantec pressured returns.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Established Value Fund (continued)

Average Annual Return

Year Ended October 31, 2010

	ESTABLISHED VALUE Class A		ESTABLISHED VALUE Class R	ESTABLISHED VALUE Class I
INCEPTION DATE	5/5/00		8/16/83	3/1/10
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value
One Year	22.69%	15.66%	22.48%	N/A
Three Year	0.78%	–1.19%	0.64%	N/A
Five Year	6.95%	5.69%	6.81%	N/A
Ten Year	7.38%	6.74%	7.18%	N/A
Since Inception	8.04%	7.43%	11.49%	10.48%

Expense Ratios

Gross	1.24%	1.31%	1.00%
With Applicable Waivers	1.24%	1.31%	0.95%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2010. Additional information pertaining to the Fund's expense ratio as of October 31, 2010 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Established Value Fund — Growth of $10,000

1The Russell Midcap Value Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000 Index chosen for their value orientation. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Special Value Fund

Investment Considerations

Small and mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

The Fund (Class A Shares at net asset value) returned 22.0% for the year ended October 31, 2010. The Fund's benchmark, the Russell Midcap Index1, returned 27.5%. The Fund underperformed its benchmark by 5.5%.

The underperformance was primarily generated in the latter part of the first quarter of 2010, as the Fund failed to participate in the sentiment driven rally in the equity markets. The rally was particularly significant within the midcap asset class and characterized by the noticeably strong performance of securities with lower quality balance sheets, lower market capitalizations and higher betas. As the economy continues to recover, the Fund's thematic approach and focus on quality companies with attractive valuations will benefit performance.

With respect to our investment thematic positioning, we focused on areas that would benefit from an improvement in economic conditions and industries undergoing structural change. During the year, we continued developing the Fund's expanding economy theme, with an emphasis on companies with global exposure, primarily in the Capital Goods sector. Within the Fund's Technology theme, our focus was on both traditional areas, such as semiconductors, software and hardware, along with non-traditional applications, such as automobiles and health care. Another area of focus was our diversified Infrastructure theme, which encompassed transportation, energy and technology. During the year, the Fund continued to maintain a significant exposure to our Demographic theme, incorporating both domestic and international sub-themes.

While the Fund generated positive performance in the Electronics industry through its overweight stance and good stock selection, particularly in its holdings of Altera Corp. and Cypress Semiconductor, it was not sufficient to offset the Fund's weak stock selection in the Communications and Computer Software/Hardware industries. The most significant detractor from performance during the year was the Fund's Technology holdings. In Communications, the Fund's holdings of Harris Corp. and Equinix were its weakest performers. In Computer Software/Hardware, a combination of an underweight position and stock selection resulted in underperformance. Also detracting from performance were the Fund's Basic Industry holdings of Owens-Illinois and AK Steel in the Paper/Forest products and Metals/Mining industries, respectively.

On a positive note, the Fund's holding in Software company McAfee, which specializes in security applications, is in the process of being acquired by Intel. This holding was a key component in the Fund's cyber-security sub-theme. The Fund's Consumer Cyclical holdings outperformed with positive results from the Automobiles, Misc. Consumer and Media industries. In Autos, the Fund's holding of Borg-Warner, a key component of the Fund's global theme, was one of the best performers in the group. In Misc. Consumer and Media, the Fund's holdings of Hasbro, Starwood Hotels and Discovery Communications, representing some of our major ideas in our demographic themes and the rise of the middle class in emerging markets, all beat the index and contributed materially to performance.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Special Value Fund (continued)

Average Annual Return

Year Ended October 31, 2010

	SPECIAL VALUE Class A		SPECIAL VALUE Class C		SPECIAL VALUE Class R	SPECIAL VALUE Class I
INCEPTION DATE	12/3/93		3/1/03		12/21/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	22.04%	15.00%	20.78%	19.78%	21.67%	22.38%
Three Year	–7.68%	–9.48%	–8.56%	–8.56%	–8.01%	–7.37%
Five Year	2.77%	1.56%	1.82%	1.82%	2.41%	N/A
Ten Year	6.73%	6.10%	N/A	N/A	6.39%	N/A
Since Inception	8.97%	8.59%	8.97%	8.97%	8.33%	–5.03%

Expense Ratios

Gross	1.26%	2.30%	1.63%	0.89%
With Applicable Waivers	1.26%	2.22%	1.63%	0.89%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2010. Additional information pertaining to the Fund's expense ratio as of October 31, 2010 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Special Value Fund — Growth of $10,000

1The Russell MidCap Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. The index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Small Company Opportunity Fund

Investment Considerations

Small capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a great degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

The fiscal year exhibited continued strong momentum within the domestic equity markets as global economic conditions improved and investor risk appetites expanded. However, the fiscal year proved to be a volatile year as the recovery in equity markets has not followed a straight line with 4 of the 12 months producing negative returns for the benchmark. Nonetheless, the market was resilient despite numerous challenges, such as credit concerns within the Eurozone, sustained high levels of unemployment and depressed real estate markets. While challenges remain on the horizon, corporate balance sheets remain in sound condition and operating leverage has been significant given the large reduction of cost structures by U.S. companies throughout the economic downturn. While challenges remain on the horizon, equities remain an attractive asset class for long-term investors.

The Fund's (Class A shares at net asset value) returned 20.5% for the twelve months ended October 31, 2010, which underperformed the benchmark Russell 2000 Value Index return of 24.4% over the same period after significantly outperforming during fiscal year 2009.

The Fund's underperformance for the period can be attributed primarily to stock selection as sector allocation outside of cash was generally positive for the fiscal year. The most meaningful impact from sector allocation came from the Fund's underweight position in the Financials sector, which was among the weakest group, and overweight position in Capital Goods, which was the second best sector. The Fund's holdings outpaced the Russell 2000 Value in 4 of the 7 economic sectors (Basic Industry, Capital Goods, Consumer Staples and Energy/Utilities), while Consumer Cyclicals and Technology accounted for the majority of the underperformance.

Top contributors for the Fund included several stocks from the Energy sector, such as RPC, Mariner Energy (acquired for a significant premium) and Cimarex Energy. In Basic Industries, Innophos was a stand out as margin expansion, drove strong earnings. Women's intimate apparel manufacturer Maidenform Brands posted strong returns as the company's product lines proved to be relatively immune to the economic downturn.

The largest detractors from performance came from various sectors and included several healthcare related issues such as Pharmerica in Consumer Staples and AMN Healthcare Services in Consumer Cyclicals. Despite significantly outperforming the benchmark, several energy stocks weighed on performance. Natural gas focused Penn Virginia was weak as the oversupply of natural gas coupled with the weak domestic economy pressured their pricing all year. The drilling moratorium in the Gulf of Mexico hurt the business of Cal Dive, a provider of subsea support to the offshore drilling industry. In Capital Goods, shares of Sterling Construction were weak as the prolonged weakness in commercial construction persisted.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Small Company Opportunity Fund (continued)

Average Annual Return

Year Ended October 31, 2010

	SM CO OPP Class A		SM CO OPP Class R	SM CO OPP Class I
INCEPTION DATE	3/26/99		8/16/83	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value
One Year	20.54%	13.64%	20.31%	21.00%
Three Year	–0.06%	–2.01%	–0.19%	0.37%
Five Year	5.07%	3.83%	4.88%	N/A
Ten Year	7.41%	6.77%	7.13%	N/A
Since Inception	8.80%	8.25%	9.22%	0.49%

Expense Ratios

Gross	1.57%	1.65%	1.11%
With Applicable Waivers	1.46%	1.65%	1.11%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2010. Additional information pertaining to the Fund's expense ratio as of October 31, 2010 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Small Company Opportunity Fund — Growth of $10,000

1The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. These indicies do not include the effect of sales charges, are not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Large Cap Growth Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Mid-sized companies may lose market share or profits to a greater extent than larger, established companies as a result of deteriorating economic conditions. In addition, the securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. The Fund is non-diversified. As such, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to economic or credit risks.

Commentary

As we entered 2010, we believed that we might have an investing environment similar to the one that prevailed in 2004 and 2005, which rewarded fundamentals. However, for most of the year, the stock market was driven by macro events rather than company specifics.

For the twelve months ending October 31, 2010, the Fund (Class A Shares at net asset value) returned 23.10% while its benchmark Index, the Russell 1000 Growth Index, returned 19.65%. Technology and transportation were the sectors that contributed most to performance while Financials and Healthcare represented the biggest detractors to performance for the fiscal year ended October 31, 2010. Cognizant, Apple and Amazon delivered encore performances as each was a top contributor to the portfolio's overall performance. Rounding out contribution from the tech sector were more recently purchased positions in FFive Networks, Netflix and Arm Holdings. The portfolios transportation companies, Union Pacific and Expeditors, also contributed meaningfully. The five biggest detractors were Charles Schwab, Microsoft, Gilead, CVS and Athenahealh, Inc. (only Microsoft and Charles Schwab remain in the portofolio).

As we are well past the anniversary of the market lows established on March 6, 2009, the ability to produce consistently high operating and earnings results will become increasingly difficult and only elite companies will be able to do so. That said, companies that continue to deliver consistently strong results should be worth more to investors and are likely to see that differentiation reflected in multiple expansion. As much as we would have liked the market to shift from the big picture to company fundamentals at the very beginning of this year, we believe the emphasis on companies and the need to be selective was simply delayed. Stock selection has been more important since September and our view is that trend may continue.

Naturally we remain aware of the manifold obstacles and how they can dominate how the market moves in the near term. Nonetheless, we believe investing in companies that possess both quality and growth should keep the portfolio in the path of (to be updated)

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Large Cap Growth Fund (continued)

Average Annual Return

Year Ended October 31, 2010

	LARGE CAP GROWTH Class A		LARGE CAP GROWTH Class C		LARGE CAP GROWTH Class R
INCEPTION DATE	12/31/03		12/31/03		12/31/03
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	23.10%	16.01%	22.02%	21.02%	22.64%
Three Year	–6.10%	–7.93%	–6.85%	–6.85%	–6.41%
Five Year	3.33%	2.11%	2.53%	2.53%	3.03%
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	4.95%	4.04%	4.13%	4.13%	4.66%

Expense Ratios

Gross	1.26%	2.66%	3.20%
With Applicable Waivers	1.26%	2.10%	1.65%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2010. Additional information pertaining to the Fund's expense ratio as of October 31, 2010 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Large Cap Growth Fund — Growth of $10,000

1The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds

Balanced Fund

Investment Considerations

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bond funds will tend to experience smaller fluctuation in price than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risk associated with the underlying bonds in the portfolio. Cash equivalents offer low risk and low return potential.

Commentary

For the fiscal year ended October 31, 2010, the Fund (Class A Shares at net asset value) returned 10.7%. For the year, the equity component returned 14.2%, underperforming the S&P 500 Index return of 16.5%. The fixed income portion of the account returned 9.1%, which outperformed the Barclay's Capital U.S. Aggregate Bond Index3 return of 8.0%. As of October 31, 2010, the asset allocation of the Fund consisted of 64.2% equities, 32.8% fixed income securities, and 3.0% cash equivalents. During the majority of the year, the Fund maintained a fairly neutral equity weight, an underweight to fixed income and an overweight in cash equivalents. The fixed income underweight reflected our concern about the growing fiscal deficit in the United States and that the large amount of Treasuries that the U.S. Government will have to issue may put upward pressure on interest rates. As the year progressed, the allocaton to equity increased slightly and the cash position decreased.

In the equity portion of the account, three of the top five performing securities were in the Technology sector, including Oracle, Qualcomm and EMC. The largest detractors to performance were all in the Financial sector and included Bank of America, MasterCard and Charles Schwab.

In the fixed income portion of the account, the Fund maintained an overweight in the corporate bond sector and was underweight the MBS sector. This, in conjunction with good security selection, resulted in the fixed income portion outperforming the Barclay's Capital U.S. Aggregate Bond Index3.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Hybrid Funds

Balanced Fund (continued)

Average Annual Return

Year Ended October 31, 2010

	BALANCED Class A		BALANCED Class C		BALANCED Class R	BALANCED Class I
INCEPTION DATE	12/10/93		3/1/03		12/15/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	10.67%	4.30%	9.83%	8.83%	10.22%	11.05%
Three Year	–3.00%	–4.90%	–3.82%	–3.82%	–3.43%	–2.68%
Five Year	3.35%	2.13%	2.45%	2.45%	2.88%	N/A
Ten Year	2.56%	1.95%	N/A	N/A	2.15%	N/A
Since Inception	6.47%	6.10%	4.94%	4.94%	2.55%	–0.96%

Expense Ratios

Gross	1.14%	3.04%	1.62%	0.86%
With Applicable Waivers	1.14%	2.00%	1.60%	0.80%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2010. Additional information pertaining to the Fund's expense ratio as of October 31, 2010 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Balanced Fund — Growth of $10,000

1The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper Balanced Fund investment category. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

3The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value-weighted performance index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds

Investment Grade Convertible Fund

Investment Considerations

The Fund may invest in below-investment-grade securities, sometimes known as "junk bonds." These securities generally offer higher yields than investment-grade securities but carry a higher risk of default and may be considered speculative. Investors should be able to assume the risks of investing in below-investment-grade securities. Bond funds fluctuate in price, especially longer-term issues and in environments of rising interest rates. Stocks generally provide greater return potential and risk when compared with other types of investments. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

The Fund (Class A shares at net asset value) returned 12.16% for the fiscal year 2010, which outperformed the Merrill Lynch Investment Grade Convertibles Index (VXA1) which return of 10.10%. The portfolio performed well relative to stocks, capturing 80% of the S&P 500 Index's 16.54% return.

All sectors of the Fund contributed positively to its total return with Consumer Cyclicals, Basic Industries and Financials providing leadership in terms of absolute return. Financials, the Fund's largest sector, had the most impact on the return in terms of contribution. The Banking industry continued to recover from the events of 2008 and provided strong returns. The next two largest contributors were Consumer Cyclicals and Basic Industries followed by Technology, Consumer Staples, Capital Goods and Energy. The top five performers over the fiscal year were Sovereign Bancorp, CSX Corporation, Hasbro Inc., Allegheny Technologies and New York Community Bancorp. Other large holdings that performed well included Newell Rubbermaid, EMC Corporation, Wells Fargo, Intel Corporation and Newmont Mining. While Energy did provide a positive contribution, the sector was negatively impacted by the Gulf oil disaster in the Spring of 2010, which dampened the returns of oil servicers Transocean, Cameron International and Schlumberger. Other large holdings that detracted from the Fund's return included Janus Capital Group, which was hurt by customer outflows as a result of poor product performance, and Teva Pharmaceuticals, affected by competition for their leading product Copaxone. Consumer Staple holdings Medtronic and Amgen, while positive, produced muted returns due to growth rate concerns.

As a result of the drastic fall of the stock market in 2008, the convertible market had become very defensive in terms of its overall delta or equity sensitivity. While the 2009 stock market recovery provided some increased equity sensitivity, the overall market remained defensive and weighted towards bond-like convertibles. Therefore, our balanced approach to structure produced a more equity sensitivity (higher delta) and balanced portfolio than the benchmark. Given this structure, the Fund was able to capture a higher degree of the stock market's movement throughout the year.

We structure the Fund's portfolio with approximately 1/3 of the holdings in equity sensitive, high delta convertibles, 1/3 in total return, middle of the road convertibles and 1/3 in defensive, fixed income oriented convertibles. This structure is designed to provide a balance between upside participation during good markets and downside protection during bad markets. In addition, the portfolio continues to focus on the high credit quality segment of the market, which results in a weighted average investment grade rating.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Hybrid Funds

Investment Grade Convertible Fund (continued)

Average Annual Return

Year Ending October 31, 2010

	CONVERTIBLE FUND Class A		CONVERTIBLE FUND Class I
INCEPTION DATE	4/14/88		8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	12.16%	9.96%	12.52%
Three Year	–3.30%	–3.95%	–3.01%
Five Year	2.29%	1.89%	N/A
Ten Year	2.15%	1.95%	N/A
Since Inception	7.46%	7.36%	–1.51%

Expense Ratios

Gross	1.31%	1.06%
With Applicable Waivers	1.31%	1.00%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2010. Additional information pertaining to the Fund's expense ratio as of October 31, 2010 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Investment Grade Convertible Fund — Growth of $10,000

1The Merrill Lynch Investment Grade Convertibles Index is a market capitalization-weighted index of domestic corporate convertible securities. Bonds and preferred stocks must be convertible only to common stock, ADR's or cash equivalent and have a market value of at least $50 million. Composed of Coupon, OID, or zero coupon convertible bonds rated by Moody's and/or S&P with an average rating of Baa3/BBB- or higher. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Taxable Fixed Income Funds

Core Bond Index Fund

Investment Considerations

Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

For the fiscal year ended October 31, 2010, the Fund (Class A Shares at net asset value) had a total return of 8.18% versus its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which had a total return of 8.01%. Despite volatility around anemic economic data, overseas government debt risks and the BP Gulf oil spill, the credit markets continued to do well. While not the substantial recovery seen in 2009 behind massive government support, risk appetite remained and the lowest-quality credits again led the way with high yield returns coming in above 19%. Concern over a rising merger, acquisition and leveraged buyout environment appeared to replace revenue and cash flow as the main fundamental risk to the corporate bond market. While cautious about corporations, large cash positions and continued credit spread tightening, the Fund remained overweight the sector given the overwhelming technical bid for credit. Given reduced potential for excess return from the effects of low rates and government support, the Fund remained underweight MBS in favor of credit. This served the Fund well throughout the year as corporate bond spreads tightened from an average OAS of 205 to 168 versus Treasuries. In addition, the Federal Reserve announcement that it would re-invest proceeds from government-backed mortgages into Treasuries sent MBS spreads significantly wider and the sector lagged all major sectors of the benchmark. The credit overweight, combined with positive security selection and exposure to high yield credit, drove all of the Fund's outperformance. The Non-Agency Mortgage-Backed Securities held in the Fund saw stable, though not improved, pricing and their high cash-on-cash return from coupons and principal payments largely offset price returns for our portfolio.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Taxable Fixed Income Funds

Core Bond Index Fund (continued)

Average Annual Return

Year Ended October 31, 2010

	CORE BOND INDEX Class A		CORE BOND INDEX Class I
INCEPTION DATE	12/10/93		8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	8.18%	6.03%	8.39%
Three Year	4.55%	3.86%	4.84%
Five Year	4.62%	4.20%	N/A
Ten Year	4.80%	4.59%	N/A
Since Inception	4.84%	4.72%	5.06%

Expense Ratios

Gross	0.98%	0.72%
With Applicable Waivers	0.90%	0.55%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2010. Additional information pertaining to the Fund's expense ratio as of October 31, 2010 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Core Bond Index Fund — Growth of $10,000

1The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value-weighted performance index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Taxable Fixed Income Funds

Fund for Income

Investment Considerations

Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

For the year ended October 31, 2010, the Fund (Class A shares at net asset value) had a total return of 7.7%. Its benchmark, the Barclays Capital 1-5 Year Government Bond Index, had a total return of 4.6%.

Despite a glut of negative economic data, continued high rates of unemployment and a flagging housing market, both equity and bond markets posted positive returns this year. The Dow and the S&P gained roughly 14%, as corporations cleaned up their balance sheets. The U.S. Treasury market returned roughly 8.5% on record demand for safe haven securities due to economic weakness both at home and in Europe. The mortgage backed debt in the Barclays Capital 1-5 Year U.S. Government Bond Index returned roughly 1.5% more than duration neutral Treasuries. The high coupon GNMA mortgages in the Barclays Capital 1-5 Year U.S. Government Bond Index, similar to bonds held by the Fund, returned roughly 2.5% more than comparable duration Treasuries.

With persistent elevated unemployment and lingering trouble in the housing market, fears of inflation appear misplaced. Expectations are for the Federal Reserve to be either on hold or employing quantitative easing for the foreseeable future, well into 2012. Expect the bid for high quality assets to remain until solid economic recovery is well under way.

Our focus has been to deliver a high and reliable income stream to our shareholders, consistent with the preservation of shareholder's capital.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Taxable Fixed Income Funds

Fund for Income (continued)

Average Annual Total Return

Year Ended October 31, 2010

	FUND FOR INCOME Class A		FUND FOR INCOME Class C		FUND FOR INCOME Class R
INCEPTION DATE	3/26/99		3/1/02		9/16/87
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	7.66%	5.49%	6.77%	5.77%	7.64%
Three Year	6.97%	6.24%	6.08%	6.08%	6.92%
Five Year	6.02%	5.60%	5.16%	5.16%	6.01%
Ten Year	5.23%	5.02%	N/A	N/A	5.18%
Since Inception	5.14%	5.49%	3.89%	3.89%	6.59%

Expense Ratios

Gross	0.96%	1.81%	1.00%
With Applicable Waivers	0.96%	1.81%	1.00%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2010. Additional information pertaining to the Fund's expense ratio as of October 31, 2010 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund for Income — Growth of $10,000

1The Barclays Capital U.S. 1-5 Year Government Bond Index is a market-weighted index measuring the performance of Treasury and Agency securities issued by the United States Government with maturities of one to five years. The index does not include the effect of expenses of sales charges and is not representative of the fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund

Investment Considerations

Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. The Fund is technically a "non-diversified" fund. As a non-diversified fund, the value of the shares may fluctuate more than shares invested in a broader range of securities.

Commentary

At the start of 2010, the general consensus was that bonds had come off of a nice rally in 2009 and primarly run their course as far as yield drops and price increases. Surprisingly to many investors and economists, this turned out not to be the case. Municipal bonds continued their rally during the first 10 months of 2010 as yields continued to fall. The strength of the municipal bond market can be gauged by the return on the Barclays Capital U.S. 7-Year Municipal Bond Index return of 6.91% for the 12 month period ended October 31, 2010. Long bonds generally posted even better returns. In August of 2010, the municipal yield curve hit record lows in yields in many spots on the curve as measured by Municipal Market Data (MMD). While the economy appears to be trying to pull out of the recession, it has happened at a much slower rate than hoped. The Federal Reserve has also used various tools to help keep interest rates low, which provided a tailwind for the municipal market.

Build America Bonds (BABs) continued in popularity and grew in size during 2010. This program was part of the federal government stimulus package that came out in February 2009, which offered municipal issuers a new choice in how to bring to market new debt if it involved a new project and was not just refinancing an existing issue. Essentially, the federal government offered them a choice of issuing either traditional tax exempt municipal bonds or BAB bonds that are taxable to the owner, while the issuer is reimbursed by the federal government for 35% of the coupon for the life of the bond. Many large issuers chose to come to market with BABs because the math made sense on a net borrowing cost. It is estimated the BAB issuance will make up almost 25% of the total issuance of municipal bonds in 2010, which has helped the supply/demand dynamics that affect the market. The program is scheduled to end in December of 2010 and its future is uncertain as far as being extended at the time of this writing.

Strong net inflows in municipal bond mutual funds also helped fuel the rally again in 2010. While not as strong as 2009, there was still consistent net in flows into open end municipal bond funds throughout most of the year chasing after a new issue calendar that had been materially shrunk by all the BAB issuance.

Security selection was a plus to the Fund during the year, but its lack of exposure to high yield bonds was a head wind versus some of the peer group who gambled and won as high yield bonds proved to be another strong performer in 2010. Also, we would have done better with a more concentrated position in the 7 year part of the curve, which gave very good risk adjusted returns. We continue to focus our management on looking for high quality bonds, which we feel are cheaply priced versus the rest of the market and represent good long-term value for the fund. The Fund's policy of buying only bonds that are rated "A" or better at the time of purchase (or if non rated have similar credit quality to "A" rated bonds) has proved to be a prudent long-term strategy as our long-term track record remains very favorable, but we have avoided the year-to-year volatility of the high yield market.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund (continued)

Average Annual Total Return

Year Ended October 31, 2010

	NATIONAL MUNI Class A
INCEPTION DATE	2/3/94
	Net Asset Value	Maximum Offering Price
One Year	6.75%	4.61%
Three Year	5.96%	5.24%
Five Year	5.11%	4.69%
Ten Year	5.28%	5.07%
Since Inception	5.39%	5.26%

Expense Ratios

Gross	1.06%
With Applicable Waivers	1.02%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2010. Additional information pertaining to the Fund's expense ratio as of October 31, 2010 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

National Municipal Bond Fund — Growth of $10,000

1The Barclays Capital U.S. 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of sales charges and is not representative of the Fund.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund

Investment Considerations

The geographical concentration of portfolio holdings in this Fund may involve increased risk. Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. The Fund is technically a "non-diversified" fund. As a non-diversified fund, the value of the shares may fluctuate more than shares invested in a broader range of securities.

Commentary

At the start of 2010, the general consensus was that bonds had come off of a nice rally in 2009 and primarly run their course as far as yield drops and price increases. Surprisingly to many investors and economists, this turned out not to be the case. Municipal bonds continued their rally during the first 10 months of 2010 as yields continued to fall. The strength of the municipal bond market can be gauged by the return on the Barclays Capital U.S. 7-Year Municipal Bond Index return of 6.91% for the 12 month period ended October 31, 2010. Long bonds generally posted even better returns. In August of 2010, the municipal yield curve hit record lows in yields in many spots on the curve as measured by Municipal Market Data (MMD). While the economy appears to be trying to pull out of the recession, it has happened at a much slower rate than hoped. The Federal Reserve has also used various tools to help keep interest rates low, which provided a tailwind for the municipal market.

Build America Bonds (BABs) continued in popularity and grew in size during 2010. This program was part of the federal government stimulus package that came out in February 2009, which offered municipal issuers a new choice in how to bring to market new debt if it involved a new project and was not just refinancing an existing issue. Essentially, the federal government offered them a choice of issuing either traditional tax exempt municipal bonds or BAB bonds that are taxable to the owner, while the issuer is reimbursed by the federal government for 35% of the coupon for the life of the bond. Many large issuers chose to come to market with BABs because the math made sense on a net borrowing cost. It is estimated the BAB issuance will make up almost 25% of the total issuance of municipal bonds in 2010, which helps the supply/demand dynamics that affect the market. The program is scheduled to end in December of 2010 and its future is uncertain as far as being extended at the time of this writing.

Strong net inflows in municipal bond mutual funds also helped fuel the rally again in 2010. While not as strong as 2009, there were still consistent net in flows into open end municipal bond funds throughout most of the year chasing after a new issue calendar that had been materially shrunk by all the BAB issuance.

Similar to our competitors, by being limited to buying bonds in just one state, it is hard to add incremental value on the edges without making large duration bets. We would have benefited by having more discount bonds on the long end to take better advantage of the rally. Our concentrated position of short-term pre-refunded bonds also provided a headwind. However, our high quality kept us out of any credit problems during the year. We feel we are positioned slightly shorter than our peer group as we head into 2011 and remain cautious of the market's ability to continue this seemingly never ending rally.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund (continued)

Average Annual Total Return

Year Ended October 31, 2010

	OHIO MUNI Class A
INCEPTION DATE	5/18/90
	Net Asset Value	Maximum Offering Price
One Year	6.29%	4.19%
Three Year	5.37%	4.65%
Five Year	4.64%	4.22%
Ten Year	4.72%	4.51%
Since Inception	5.80%	5.70%

Expense Ratios

Gross	1.03%
With Applicable Waivers	1.03%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2010. Additional information pertaining to the Fund's expense ratio as of October 31, 2010 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Ohio Municipal Bond Fund — Growth of $10,000

1The Barclays Capital U.S. 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of sales charges and is not representative of the Fund.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory International Equity Funds

International Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The Fund will invest at least 80% of its net assets in foreign equity securities, seeking long-term growth. The Fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

For the fiscal year ended October 31, 2010, the Fund (Class A shares at net asset value) returned 16.7%, considerably outperforming its benchmark, the MSCI EAFE (net) Index, return of 8.8%.

If 2009 was defined as a year of corporate crisis, 2010 was all about governments, or 'sovereign risk.'

Despite the widespread and inexcusable abuses across the financials services industry, which added to the severity of the economic crisis, the challenges that developed economies now face are of their own doing. They are a direct result of repeated policy errors by central banks and governments in regards to interest rates and entitlement programs. The situation that has taken hold of Europe, and ultimately reached a boiling point in Greece, should be a stark reminder of the dangers of living beyond our means and governments making social promises they cannot keep. Remarkably, it appears that very few lessons have been learned by even the greatest offenders, both domestically and abroad, as many government officials and bankers continue to believe that further, and even greater, intervention is the solution to correcting the structural imbalances resulting from their earlier policy mistakes.

Ultimately, there are limits to a government's ability to transfer the liabilities of a narrow group of constituents onto the wider balance sheet of all taxpayers. Those limits are strictly enforced by bondholders in the short term and voters over the longer term. In 2010, they both finally had enough.

Overall, and despite considerable volatility throughout the year, international equity markets performed reasonably well in fiscal 2010. As mentioned above, the predominant debate across global markets has been related to governments and their solvency. Investors in Europe were reintroduced to 'sovereign risk,' thanks to Greece. Until early 2010, the bond yield spread between German bonds and the rest of Europe was minimal. Bond investors gathered a slight yield advantage by owning Irish or Spanish bonds under the assumption that they were effectively exchangeable with the higher quality German equivalent as a result of the monetary union. Many investors viewed these as riskless profits. But as the fiscal situation across southern Europe became clearer, solvency concerns spread quickly across

Portfolio Holdings

As a Percentage of Total Investments

The Victory International Equity Funds

International Fund (continued)

peripheral Europe (labeled the PIIGS, or Portugal, Ireland, Italy, Greece and Spain) and bond yields diverged. The combination of a relatively high level of indebtedness, unsustainable entitlements, a lack of global competitiveness, historically weak revenue collection and stubbornly high unemployment means that a painful period of adjustment lies ahead for the periphery.

As with the financial crisis in 2009, the European banking and insurance industries were once again caught overexposed as a result of their portfolio holdings in local government bonds. By mid-year, superficial European-wide stress tests imposed on the industry satisfied investors for the most part that the immediate risks to the banking system were manageable in the near-term, but concerns regarding the overall size of bank balance sheets and the transparency of their exposures remain. Investors should expect questions over the willingness and ability of certain governments to repay their commitments to continue to haunt markets well into next year.

In the United States, the solution, naturally, is to stimulate growth at any cost because making the tough decisions needed to properly address years of overspending are not the sort of actions that typically win elections. Despite public statements to the contrary, the federal government and the Federal Reserve are actively pursuing a policy of raising inflation by sustained monetary easing and a weakening of the U.S. Dollar. This is undoubtedly a meaningful change in the scope and direction of policy and it will not come without its own complications and long term consequences but, here too limits are finally being enforced. Following a political shift to the right in the United Kingdom where the Conservative Party and its mandate for austerity swept away the failed policies of 'New Labour,' recent midterm elections in the U.S. Congress point to a tightening of belts and a greater focus on the cost of government.

For the year, the strategy added value across all major regions. In terms of sectors, the portfolio benefited from broad-based outperformance, with particular strength in stock selection across Financials, Industrials, IT and Consumer Staples. Importantly, the team also outperformed across all five stages of the life cycle, with Deceleration and Maturity leading the way.

As of the end of the fiscal year, the Fund is overweight the Expansion and Deceleration life cycle stages, funded by underweights in Innovation, Maturity and Distress. By sector, the portfolio is overweighted most notably in Industrials, as well as Financials and IT, which is counterbalanced by underweights across Energy, Consumer Discretionary, Consumer Staples, Healthcare, Materials, Telecoms and Utilities. Regionally, the portfolio is positioned overweight Asia ex-Japan, the Americas and Emerging Markets, while underweight the United Kingdom, Continental Europe and Japan.

Strategy

Every organization follows a predictable and repetitive pattern of behavior as it grows and develops. Its opportunity is the result of some advantage, be that time-to-market, regulation, intellectual property, location, control of scare assets, brand, etc. But, some of these advantages are more enduring than others over time and the pace at which each individual business progresses will be a function of its growth and competitiveness.

Equity markets, however, are complex networks that cannot easily be characterized or defined. They also change and adapt. Unfortunately, traditional investment approaches have

The Victory International Equity Funds

International Fund (continued)

struggled to keep pace. Over the past quarter century, global markets have evolved considerably in terms of breadth, depth and sophistication. Initially, country factors were the predominant factor in predicting returns. The benefits of employing such a basic approach, though, have been systematically eroded over time. More recently, due to globalization, sectors have progressively replaced country in terms of importance. But, just as country borders are man-made lines that can easily be crossed or redrawn, sectors (and styles) are also just simple boxes created by people to (over) simplify things. As a result, sectors too have lost their advantage as they have become the default investment approach, contributing to higher correlations and less dispersion of returns.

The reality is that focusing on well-defined shapes, like countries or sectors, gives the illusion of precision or correctness but these simple solutions are imperfect. They are created for convenience and therefore they ultimately lead to distortions and inefficiencies.

As always, rewards were earned by those investors able to identify these eventual changes in the marketplace early on and to capitalize on them. We advocate that investors distance themselves from other people's convictions and make bets based on their own using an approach that emphasizes what matters the most, company fundamentals.

To do that, we start with the life cycle. What is this company's level of returns? How is it able to earn them? How will it defend and sustain them? How fast will it grow? How big is the opportunity? We identify milestones to be passed along the way to repeatedly measure their success. We speak to management as their decisions can have a meaningful impact as to how capital will be allocated over time. We do our own forecasting and discounted cashflow analysis. We construct portfolios around our best ideas, managing factor risks (such as sectors, regions, size and style) using sophisticated quantitative tools, to achieve or exceed our client's objectives.

Our task, as investors, is to measure the size of the opportunity and the sustainability of the advantage period to compare it to how it is being priced in the market. We strive to see what others do not by looking at the world with greater perspective and through a more disciplined lens. Ultimately, our process and rigorous research enables us to discover those investments that are sometimes simply hiding in plain sight.

Outlook

With structural imbalances impacting their competitiveness and impeding their relative growth prospects for years to come, most major developed economies are likely to remain fundamentally challenged. At the same time, many developing economies seem better positioned now than ever before to capture a greater share of future global growth, with large populations, favorable demographics, lower inflation, rising wealth and strong fiscal balances.

These trends are secular and long-lasting. We will continually seek to identify those individual companies, developed or developing, whose advantages in terms of technology, brand, scale or location will best allow them to leverage these opportunities on behalf of their shareholders.

The Victory International Equity Funds

International Fund (continued)

Average Annual Total Return

Year Ended October 31, 2010

	INTERNATIONAL Class A		INTERNATIONAL Class C		INTERNATIONAL Class I
INCEPTION DATE	11/25/08		11/25/08		11/25/08
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	16.65%	9.92%	15.75%	14.75%	16.98%
Three Year	N/A	N/A	NA	N/A	N/A
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	25.93%	22.13%	24.99%	24.99%	26.26%

Expense Ratios

Gross	5.19%	6.16%	1.36%
With Applicable Waivers	1.48%	2.23%	1.23%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2010. Additional information pertaining to the Fund's expense ratio as of October 31, 2010 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

International Fund — Growth of $10,000

1Morgan Stanley Europe, Australia, Far East (EAFE) Index: An unmanaged Index comprised of more than 1,100 securities issued by foreign companies and is weighted according to the total market value of each security and includes reinvestment of dividends. With Net Dividends — This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. This Index does not include the effect of expenses, is not representative of any specific fund or product.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory International Equity Funds

International Select Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The Fund will invest at least 80% of its net assets in foreign equity securities, with 50% represented in the MSCI EAFE Index, ultimately seeking capital appreciation. The Fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

For the fiscal year ended October 31, 2010, the Fund (Class A shares at net asset value) returned 17.6%, considerably outperforming its benchmark, the MSCI EAFE (net) Index, return of 8.8%.

If 2009 was defined as a year of corporate crisis, 2010 was all about governments, or 'sovereign risk.'

Despite the widespread and inexcusable abuses across the financials services industry which, added to the severity of the economic crisis, the challenges that developed economies now face are of their own doing. They are a direct result of repeated policy errors by central banks and governments in regards to interest rates and entitlement programs. The situation that has taken hold of Europe, and ultimately reached a boiling point in Greece, should be a stark reminder of the dangers of living beyond our means and governments making social promises they cannot keep. Remarkably, it appears that very few lessons have been learned by even the greatest offenders, both domestically and abroad, as many government officials and bankers continue to believe that further, and even greater, intervention is the solution to correcting the structural imbalances resulting from their earlier policy mistakes.

Ultimately, there are limits to a government's ability to transfer the liabilities of a narrow group of constituents onto the wider balance sheet of all taxpayers. Those limits are strictly enforced by bondholders in the short term and voters over the longer term. In 2010, they both finally had enough.

Overall, and despite considerable volatility throughout the year, international equity markets performed reasonably well in fiscal 2010. As mentioned above, the predominant debate across global markets has been related to governments and their solvency. Investors in Europe were reintroduced to 'sovereign risk,' thanks to Greece. Until early 2010, the bond yield spread between German bonds and the rest of Europe was minimal. Bond investors gathered a slight yield advantage by owning Irish or Spanish bonds under the assumption that they were effectively exchangeable with the higher quality German equivalent as a result of the monetary union. Many investors viewed these as riskless profits. But as the fiscal

Portfolio Holdings

As a Percentage of Total Investments

The Victory International Equity Funds

International Select Fund (continued)

situation across southern Europe became clearer, solvency concerns spread quickly across peripheral Europe (labeled the PIIGS, or Portugal, Ireland, Italy, Greece and Spain) and bond yields diverged. The combination of a relatively high level of indebtedness, unsustainable entitlements, a lack of global competitiveness, historically weak revenue collection and stubbornly high unemployment means that a painful period of adjustment lies ahead for the periphery.

As with the financial crisis in 2009, the European banking and insurance industries were once again caught overexposed as a result of their portfolio holdings in local government bonds. By mid-year, superficial European-wide stress tests imposed on the industry satisfied investors for the most part that the immediate risks to the banking system were manageable in the near-term, but concerns regarding the overall size of bank balance sheets and the transparency of their exposures remain. Investors should expect questions over the willingness and ability of certain governments to repay their commitments to continue to haunt markets well into next year.

In the United States, the solution, naturally, is to stimulate growth at any cost because making the tough decisions needed to properly address years of overspending are not the sort of actions that typically win elections. Despite public statements to the contrary, the federal government and the Federal Reserve are actively pursuing a policy of raising inflation by sustained monetary easing and a weakening of the U.S. dollar. This is undoubtedly a meaningful change in the scope and direction of policy and it will not come without its own complications and long term consequences but, here too limits are finally being enforced. Following a political shift to the right in the United Kingdom where the Conservative Party and its mandate for austerity swept away the failed policies of 'New Labour,' recent midterm elections in the U.S. Congress point to a tightening of belts and a greater focus on the cost of government.

For the year, the strategy added value across all major regions. In terms of sectors, the portfolio benefited from broad-based outperformance, with particular strength in stock selection across Financials, Industrials, IT and Consumer Staples. Importantly, the team also outperformed across all five stages of the life cycle, with Deceleration and Maturity leading the way.

As of the end of the fiscal year, the Fund is overweight the Expansion and Deceleration life cycle stages, funded by underweights in Innovation, Maturity and Distress. By sector, the portfolio is overweighted most notably in Industrials, as well as Financials and IT, which is counterbalanced by underweights across Energy, Consumer Discretionary, Consumer Staples, Healthcare, Materials, Telecoms and Utilities. Regionally, the portfolio is positioned overweight Asia ex-Japan, the Americas and Emerging Markets, while underweight the United Kingdom, Continental Europe and Japan.

Strategy

Every organization follows a predictable and repetitive pattern of behavior as it grows and develops. Its opportunity is the result of some advantage, be that time-to-market, regulation, intellectual property, location, control of scare assets, brand, etc. But, some of these advantages are more enduring than others over time and the pace at which each individual business progresses will be a function of its growth and competitiveness.

The Victory International Equity Funds

International Select Fund (continued)

Equity markets, however, are complex networks that cannot easily be characterized or defined. They also change and adapt. Unfortunately, traditional investment approaches have struggled to keep pace. Over the past quarter century, global markets have evolved considerably in terms of breadth, depth and sophistication. Initially, country factors were the predominant factor in predicting returns. The benefits of employing such a basic approach, though, have been systematically eroded over time. More recently, due to globalization, sectors have progressively replaced country in terms of importance. But, just as country borders are man-made lines that can easily be crossed or redrawn, sectors (and styles) are also just simple boxes created by people to (over) simplify things. As a result, sectors too have lost their advantage as they have become the default investment approach, contributing to higher correlations and less dispersion of returns.

The reality is that focusing on well-defined shapes, like countries or sectors, gives the illusion of precision or correctness but these simple solutions are imperfect. They are created for convenience and therefore they ultimately lead to distortions and inefficiencies.

As always, rewards were earned by those investors able to identify these eventual changes in the marketplace early on and to capitalize on them. We advocate that investors distance themselves from other people's convictions and make bets based on their own using an approach that emphasizes what matters the most, company fundamentals.

To do that, we start with the life cycle. What is this company's level of returns? How is it able to earn them? How will it defend and sustain them? How fast will it grow? How big is the opportunity? We identify milestones to be passed along the way to repeatedly measure their success. We speak to management as their decisions can have a meaningful impact as to how capital will be allocated over time. We do our own forecasting and discounted cashflow analysis. We construct portfolios around our best ideas, managing factor risks (such as sectors, regions, size and style) using sophisticated quantitative tools, to achieve or exceed our client's objectives.

Our task, as investors, is to measure the size of the opportunity and the sustainability of the advantage period to compare it to how it is being priced in the market. We strive to see what others do not by looking at the world with greater perspective and through a more disciplined lens. Ultimately, our process and rigorous research enables us to discover those investments that are sometimes simply hiding in plain sight.

Outlook

With structural imbalances impacting their competitiveness and impeding their relative growth prospects for years to come, most major developed economies are likely to remain fundamentally challenged. At the same time, many developing economies seem better positioned now than ever before to capture a greater share of future global growth, with large populations, favorable demographics, lower inflation, rising wealth and strong fiscal balances.

These trends are secular and long-lasting. We will continually seek to identify those individual companies, developed or developing, whose advantages in terms of technology, brand, scale or location will best allow them to leverage these opportunities on behalf of their shareholders.

The Victory International Equity Funds

International Select Fund (continued)

Average Annual Total Return

Year Ended October 31, 2010

	INTERNATIONAL SELECT Class A		INTERNATIONAL SELECT Class C		INTERNATIONAL SELECT Class I
INCEPTION DATE	11/25/08		11/25/08		11/25/08
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	17.58%	10.83%	16.68%	15.68%	17.91%
Three Year	N/A	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	25.27%	21.49%	24.33%	24.33%	25.60%

Expense Ratios

Gross	5.87%	6.12%	1.33%
With Applicable Waivers	1.48%	2.23%	1.23%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2010. Additional information pertaining to the Fund's expense ratio as of October 31, 2010 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

International Select Fund — Growth of $10,000

1Morgan Stanley Europe, Australia, Far East (EAFE) Index: An unmanaged Index comprised of more than 1,100 securities issued by foreign companies and is weighted according to the total market value of each security and includes reinvestment of dividends. With Net Dividends — This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. This Index does not include the effect of expenses, is not representative of any specific fund or product.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory International Equity Funds

Global Equity Fund

Commentary

For the fiscal year ended October 31, 2010, the Fund (Class A shares at net asset value) returned 9.70%, considerably outperforming its benchmark, the MSCI World (net) Index return of 3.43%.

If 2009 was defined as a year of corporate crisis, 2010 was all about governments, or 'sovereign risk.'

Despite the widespread and inexcusable abuses across the financials services industry, which added to the severity of the economic crisis, the challenges that developed economies now face are of their own doing. They are a direct result of repeated policy errors by central banks and governments in regards to interest rates and entitlement programs. The situation that has taken hold of Europe, and ultimately reached a boiling point in Greece, should be a stark reminder of the dangers of living beyond our means and governments making social promises they cannot keep. Remarkably, it appears that very few lessons have been learned by even the greatest offenders, both domestically and abroad, as many government officials and bankers continue to believe that, further and even greater, intervention is the solution to correcting the structural imbalances resulting from their earlier policy mistakes.

Ultimately, there are limits to a government's ability to transfer the liabilities of a narrow group of constituents onto the wider balance sheet of all taxpayers. Those limits are strictly enforced by bondholders in the short term and voters over the longer term. In 2010, they both finally had enough.

Overall, and despite considerable volatility throughout the year, international equity markets performed reasonably well in fiscal 2010. As mentioned above, the predominant debate across global markets has been related to governments and their solvency. Investors in Europe were reintroduced to 'sovereign risk,' thanks to Greece. Until early 2010, the bond yield spread between German bonds and the rest of Europe was minimal. Bond investors gathered a slight yield advantage by owning Irish or Spanish bonds under the assumption that they were effectively exchangeable with the higher quality German equivalent as a result of the monetary union. Many investors viewed these as riskless profits. But as the fiscal situation across southern Europe became clearer, solvency concerns spread quickly across peripheral Europe (labeled the PIIGS, or Portugal, Ireland, Italy, Greece and Spain) and bond yields diverged. The combination of a relatively high level of indebtedness, unsustainable entitlements, a lack of global competitiveness, historically weak revenue collection and stubbornly high unemployment means that a painful period of adjustment lies ahead for the periphery.

As with the financial crisis in 2009, the European banking and insurance industries were once again caught overexposed as a result of their portfolio holdings in local government bonds. By mid-year, superficial European-wide stress tests imposed on the industry satisfied investors for the most part that the immediate risks to the banking system were manageable

Portfolio Holdings

As a Percentage of Total Investments

The Victory International Equity Funds

Global Equity Fund (continued)

in the near-term, but concerns regarding the overall size of bank balance sheets and the transparency of their exposures remain. Investors should expect questions over the willingness and ability of certain governments to repay their commitments to continue to haunt markets well into next year.

In the United States, the solution, naturally, is to stimulate growth at any cost because making the tough decisions needed to properly address years of overspending are not the sort of actions that typically win elections. Despite public statements to the contrary, the federal government and the Federal Reserve are actively pursuing a policy of raising inflation by sustained monetary easing and a weakening of the U.S. dollar. This is undoubtedly a meaningful change in the scope and direction of policy and it will not come without its own complications and long term consequences but, here too limits are finally being enforced. Following a political shift to the right in the United Kingdom where the Conservative Party and its mandate for austerity swept away the failed policies of 'New Labour,' recent midterm elections in the U.S. Congress point to a tightening of belts and a greater focus on the cost of government.

For the year, the strategy added value across all major regions. In terms of sectors, the portfolio benefited from broad-based outperformance, with particular strength across Consumer Discretionary, Financials and Consumer Staples. The only sector in which the strategy underperformed was Telecommunication Services. Importantly, the team also outperformed across all five stages of the life cycle, with Deceleration and Expansion leading the way.

As of the end of the fiscal year, the Fund is overweight the Expansion and Deceleration life cycle stages, funded by underweights in Innovation, Maturity and Distress. By sector, the portfolio is overweighted most notably in Consumer Discretionary, as well as Financials, Industrials and Materials. These positions are counterbalanced by underweights across Energy, Consumer Staples, Healthcare, Information Technology, Telecoms and Utilities. Regionally, the portfolio is overweight Asia ex-Japan, Continental Europe and Emerging Markets, while underweight the Americas and Japan.

Strategy

Every organization follows a predictable and repetitive pattern of behavior as it grows and develops. Its opportunity is the result of some advantage, be that time-to-market, regulation, intellectual property, location, control of scare assets, brand, etc. But, some of these advantages are more enduring than others over time and the pace at which each individual business progresses will be a function of its growth and competitiveness.

Equity markets, however, are complex networks that cannot easily be characterized or defined. They also change and adapt. Unfortunately, traditional investment approaches have struggled to keep pace. Over the past quarter century, global markets have evolved considerably in terms of breadth, depth and sophistication. Initially, country factors were the predominant factor in predicting returns. The benefits of employing such a basic approach, though, have been systematically eroded over time. More recently, due to globalization, sectors have progressively replaced country in terms of importance. But, just as country borders are man-made lines that can easily be crossed or redrawn, sectors (and styles) are also just simple boxes created by people to (over) simplify things. As a result, sectors too have lost their advantage as they have become the default investment approach, contributing to higher correlations and less dispersion of returns.

The Victory International Equity Funds

Global Equity Fund (continued)

The reality is that focusing on well-defined shapes, like countries or sectors, gives the illusion of precision or correctness but these simple solutions are imperfect. They are created for convenience and therefore they ultimately lead to distortions and inefficiencies.

As always, rewards were earned by those investors able to identify these eventual changes in the marketplace early on and to capitalize on them. We advocate that investors distance themselves from other people's convictions and make bets based on their own using an approach that emphasizes what matters the most, company fundamentals.

To do that, we start with the life cycle. What is this company's level of returns? How is it able to earn them? How will it defend and sustain them? How fast will it grow? How big is the opportunity? We identify milestones to be passed along the way to repeatedly measure their success. We speak to management as their decisions can have a meaningful impact as to how capital will be allocated over time. We do our own forecasting and discounted cashflow analysis. We construct portfolios around our best ideas, managing factor risks (such as sectors, regions, size and style) using sophisticated quantitative tools, to achieve or exceed our client's objectives.

Our task, as investors, is to measure the size of the opportunity and the sustainability of the advantage period to compare it to how it is being priced in the market. We strive to see what others do not by looking at the world with greater perspective and through a more disciplined lens. Ultimately, our process and rigorous research enables us to discover those investments that are sometimes simply hiding in plain sight.

Outlook

With structural imbalances impacting their competitiveness and impeding their relative growth prospects for years to come, most major developed economies are likely to remain fundamentally challenged. At the same time, many developing economies seem better positioned now than ever before to capture a greater share of future global growth, with large populations, favorable demographics, lower inflation, rising wealth and strong fiscal balances.

These trends are secular and long-lasting. We will continually seek to identify those individual companies, developed or developing, whose advantages in terms of technology, brand, scale or location will best allow them to leverage these opportunities on behalf of their shareholders.

The Victory International Equity Funds

Global Equity Fund (continued)

Average Annual Total Return

Year Ended October 31, 2010

	GLOBAL EQUITY Class A		GLOBAL EQUITY Class C		GLOBAL EQUITY Class I
INCEPTION DATE	3/17/10		3/17/10		3/17/10
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	N/A	N/A	N/A	N/A	N/A
Three Year	N/A	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	9.70%	3.39%	9.20%	8.20%	9.80%

Expense Ratios

Gross	3.00%	3.71%	3.36%
With Applicable Waivers	1.40%	2.15%	1.15%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2010. Additional information pertaining to the Fund's expense ratio as of October 31, 2010 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Global Equity Fund — Growth of $10,000

1The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. The index consists of 23 developed country indexes, including the United States. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Portfolios  Schedule of Portfolio Investments
Value Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (4.1%)
BNP Paribas Finance, Inc., 0.21% (a), 11/1/10	$5,518	$5,518
Total Commercial Paper (Amortized Cost $5,518)		5,518
Common Stocks (98.0%)
Aerospace/Defense (1.2%):
Alliant Techsystems, Inc. (b)	6,000	457
Lockheed Martin Corp.	11,000	784
Raytheon Co.	8,000	369
		1,610
Agricultural Operations (2.3%):
Archer-Daniels-Midland Co.	94,000	3,132
Automotive (0.8%):
Navistar International Corp. (b)	22,000	1,060
Automotive Parts (1.0%):
Eaton Corp.	15,000	1,332
Banks (8.8%):
Bank of America Corp.	49,000	560
Comerica, Inc. (c)	70,000	2,505
Huntington Bancshares, Inc. (c)	230,000	1,304
JPMorgan Chase & Co.	76,000	2,860
Marshall & Ilsley Corp.	189,000	1,117
SunTrust Banks, Inc.	50,000	1,251
Wells Fargo & Co.	87,000	2,269
		11,866
Beverages (1.6%):
PepsiCo, Inc.	33,000	2,155
Coal (0.9%):
Arch Coal, Inc.	52,000	1,279
Computers & Peripherals (1.2%):
EMC Corp. (b)	79,000	1,660
Cosmetics & Toiletries (2.2%):
Procter & Gamble Co. (c)	47,000	2,988
Data Processing (1.4%):
The Dun & Bradstreet Corp.	25,500	1,897
Electronics (3.2%):
Arrow Electronics, Inc. (b)	82,000	2,428
General Electric Co.	116,000	1,858
		4,286
Engineering (2.5%):
Fluor Corp.	30,000	1,446
KBR, Inc.	79,000	2,006
		3,452

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Value Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financial Services (1.5%):
Morgan Stanley	83,000	$2,064
Heavy Machinery (2.0%):
Deere & Co.	35,000	2,688
Insurance (3.8%):
ACE Ltd. (c)	5,000	297
Berkshire Hathaway, Inc., Class B (b) (c)	25,000	1,989
MetLife, Inc.	32,000	1,291
The Chubb Corp.	8,000	464
The Travelers Cos., Inc.	19,000	1,049
		5,090
Investment Companies (1.6%):
Invesco Ltd.	92,000	2,116
Manufacturing — Diversified (1.0%):
Parker Hannifin Corp.	18,000	1,378
Media (1.0%):
News Corp., Class A	90,000	1,301
Medical Services (2.4%):
UnitedHealth Group, Inc. (c)	92,000	3,317
Minerals (0.4%):
BHP Billiton Ltd., Sponsored ADR (c)	6,900	570
Mining (4.8%):
Barrick Gold Corp.	54,000	2,597
Cliffs Natural Resources, Inc.	11,000	717
Newmont Mining Corp. (c)	53,000	3,226
		6,540
Oil & Gas Exploration — Production & Services (10.4%):
Apache Corp. (c)	35,000	3,536
Denbury Resources, Inc. (b)	97,000	1,651
Devon Energy Corp.	28,000	1,821
ENSCO International PLC, Sponsored ADR	59,000	2,734
Nexen, Inc. (c)	50,000	1,064
Oil States International, Inc. (b) (c)	35,000	1,789
QEP Resources, Inc.	46,000	1,519
		14,114
Oil Companies — Integrated (2.6%):
Chevron Corp.	31,000	2,561
Exxon Mobil Corp.	14,000	930
		3,491
Oilfield Services & Equipment (3.6%):
Halliburton Co.	21,000	669
National-Oilwell Varco, Inc.	38,000	2,043
Weatherford International Ltd. (b)	132,000	2,219
		4,931

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Value Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Pharmaceuticals (6.9%):
Johnson & Johnson (c)	36,000	$2,292
Merck & Co., Inc.	92,000	3,338
Pfizer, Inc.	217,000	3,776
		9,406
Primary Metal & Mineral Production (1.0%):
Freeport-McMoRan Copper & Gold, Inc., Class B (c)	14,000	1,326
Railroads (2.8%):
Kansas City Southern (b) (c)	40,000	1,753
Union Pacific Corp.	23,000	2,016
		3,769
Real Estate Investment Trusts (5.8%):
Brookfield Properties Corp. (c)	133,000	2,313
Host Hotels & Resorts, Inc. (c)	174,000	2,765
ProLogis (c)	199,000	2,716
		7,794
Semiconductors (1.0%):
Intel Corp.	66,000	1,325
Software & Computer Services (2.3%):
Microsoft Corp.	115,000	3,064
Utilities — Electric (11.1%):
AES Corp. (b)	250,000	2,985
Edison International (c)	104,000	3,838
Exelon Corp.	115,000	4,694
NRG Energy, Inc. (b)	58,000	1,155
Public Service Enterprise Group, Inc.	61,500	1,989
Southern Co. (c)	8,000	303
		14,964
Utilities — Telecommunications (3.5%):
AT&T, Inc.	115,000	3,278
Verizon Communications, Inc.	45,000	1,461
		4,739
Wire & Cable Products (1.4%):
General Cable Corp. (b) (c)	66,000	1,844
Total Common Stocks (Cost $114,169)		132,548

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Value Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Short-Term Securities Held as Collateral for Securities Lending (9.7%)
Pool of various securities for Victory Trusts	$13,081	$13,081
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $13,081)		13,081
Total Investments (Cost $132,768) — 111.8%		151,147
Liabilities in excess of other assets — (11.8)%		(15,994)
NET ASSETS — 100.0%		$135,153

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

(c)  A portion or all of the security was held on loan.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Stock Index Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (4.9%)
BNP Paribas Finance, Inc., 0.21% (a), 11/1/10	$1,763	$1,763
Total Commercial Paper (Amortized Cost $1,763)		1,763
Common Stocks (91.3%)
Advertising (0.1%):
Interpublic Group of Cos., Inc. (b)	1,491	16
Omnicom Group, Inc.	919	40
		56
Aerospace/Defense (2.2%):
B.F. Goodrich Co.	382	31
Boeing Co.	2,232	158
General Dynamics Corp.	1,160	79
Honeywell International, Inc.	2,356	111
Lockheed Martin Corp.	907	65
Northrop Grumman Corp.	898	57
Raytheon Co.	1,141	52
Rockwell Collins, Inc.	480	29
United Technologies Corp.	2,834	212
		794
Agricultural Operations (0.2%):
Archer-Daniels-Midland Co.	1,950	65
Airlines (0.1%):
Southwest Airlines Co.	2,276	31
Aluminum (0.1%):
Alcoa, Inc.	3,115	41
Apparel & Footwear (0.5%):
Coach, Inc.	907	46
Nike, Inc., Class B	1,179	96
Polo Ralph Lauren Corp.	199	19
VF Corp.	264	22
		183
Audio & Video Products (0.0%):
Harman International Industries, Inc. (b)	212	7
Automotive (0.6%):
AutoNation, Inc. (b)	192	5
Ford Motor Co. (b)	10,492	148
PACCAR, Inc.	1,112	57
		210
Automotive Parts (0.3%):
Eaton Corp.	622	55
Genuine Parts Co.	481	23
O'Reilly Automotive, Inc. (b)	423	25
		103

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Banks (5.3%):
Bank of America Corp.	30,609	$350
Bank of New York Mellon Corp.	3,703	93
BB&T Corp.	2,114	50
Comerica, Inc.	538	19
Fifth Third Bancorp	2,429	31
First Horizon National Corp. (b)	709	7
Huntington Bancshares, Inc.	2,187	12
JPMorgan Chase & Co.	12,096	455
KeyCorp (c)	2,685	22
M&T Bank Corp.	262	20
Marshall & Ilsley Corp.	1,610	10
Northern Trust Corp.	739	37
PNC Financial Services Group, Inc.	1,603	86
Regions Financial Corp.	3,831	24
State Street Corp.	1,531	64
SunTrust Banks, Inc.	1,525	38
U.S. Bancorp	5,848	141
Wells Fargo & Co.	15,965	416
Zions Bancorporation	529	11
		1,886
Beverages (2.4%):
Brown-Forman Corp., Class B	317	19
Coca-Cola Co.	7,045	432
Coca-Cola Enterprises, Inc.	1,012	24
Constellation Brands, Inc., Class A (b)	541	11
Dr Pepper Snapple Group, Inc.	729	27
Molson Coors Brewing Co.	482	23
PepsiCo, Inc.	4,853	317
		853
Biotechnology (1.1%):
Amgen, Inc. (b)	2,924	167
Biogen Idec, Inc. (b)	738	46
Genzyme Corp. (b)	777	56
Gilead Sciences, Inc. (b)	2,558	102
Life Technologies Corp. (b)	559	28
		399
Brokerage Services (0.4%):
Charles Schwab Corp.	3,023	46
Thermo Fisher Scientific, Inc. (b)	1,243	64
Waters Corp. (b)	281	21
		131
Building Materials (0.1%):
Masco Corp.	1,094	12
Vulcan Materials Co.	391	14
		26

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Building — Residential & Commercial (0.0%):
D.R. Horton, Inc.	855	$9
Casino Services (0.0%):
International Game Technology	909	14
Chemicals (1.7%):
Air Products & Chemicals, Inc.	648	55
Airgas, Inc.	227	16
CF Industries Holdings, Inc.	217	27
Dow Chemical Co.	3,538	109
E.I. du Pont de Nemours and Co.	2,765	131
Eastman Chemical Co.	220	17
FMC Corp.	221	16
Monsanto Co.	1,649	98
PPG Industries, Inc.	504	39
Praxair, Inc.	934	85
Sigma-Aldrich Corp.	370	23
		616
Coal (0.2%):
Consol Energy, Inc.	689	25
Massey Energy Co.	311	13
Peabody Energy Corp.	821	44
		82
Commercial Services (0.7%):
Cintas Corp.	406	11
Ecolab, Inc.	712	35
Fidelity National Information Services, Inc.	804	22
Iron Mountain, Inc.	615	13
Moody's Corp.	622	17
Paychex, Inc.	981	27
Quanta Services, Inc. (b)	644	13
SAIC, Inc. (b)	896	14
Visa, Inc., Class A	1,516	119
		271
Computers & Peripherals (6.8%):
Apple Computer, Inc. (b)	2,787	838
Cisco Systems, Inc. (b)	17,422	398
Computer Sciences Corp.	471	23
Dell, Inc. (b)	5,161	74
EMC Corp. (b)	6,264	132
Hewlett-Packard Co.	6,918	291
International Business Machines Corp.	3,848	553
Lexmark International Group, Inc. (b)	240	9
NetApp, Inc. (b)	1,089	58
SanDisk Corp. (b)	711	27
Teradata Corp. (b)	510	20
Western Digital Corp. (b)	700	22
		2,445

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Products (0.5%):
Clorox Co.	424	$28
Colgate-Palmolive Co.	1,483	115
Fortune Brands, Inc.	465	25
Newell Rubbermaid, Inc.	974	17
		185
Containers & Packaging (0.2%):
Ball Corp.	279	18
Bemis, Inc.	333	11
Owens-Illinois, Inc. (b)	499	14
Pactiv Corp. (b)	415	14
Sealed Air Corp.	487	11
		68
Cosmetics & Toiletries (2.0%):
Avon Products, Inc.	1,309	40
Estee Lauder Cos., Class A	348	25
International Flavors & Fragrances, Inc.	244	12
Kimberly-Clark Corp.	1,249	79
Procter & Gamble Co.	8,659	550
		706
Cruise Lines (0.2%):
Carnival Corp.	1,326	57
Data Processing (0.1%):
The Dun & Bradstreet Corp.	153	11
Total System Services, Inc.	506	8
		19
Distribution/Wholesale (0.3%):
Costco Wholesale Corp.	1,340	84
Fastenal Co.	450	23
		107
E-Commerce & Services (0.7%):
Amazon.com, Inc. (b)	1,079	178
Monster Worldwide, Inc. (b)	396	7
Priceline.com, Inc. (b)	148	56
		241
Electrical Equipment (0.4%):
Emerson Electric Co.	2,295	126
W.W. Grainger, Inc.	182	23
		149
Electronics (1.9%):
Amphenol Corp., Class A	530	27
FLIR Systems, Inc. (b)	482	13
General Electric Co.	32,614	523
Johnson Controls, Inc.	2,054	72
L-3 Communications Holdings, Inc.	349	25

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Molex, Inc.	420	$9
PerkinElmer, Inc.	360	8
		677
Energy — Alternative Sources (0.1%):
First Solar, Inc. (b)	164	23
Engineering (0.1%):
Fluor Corp.	545	26
Jacobs Engineering Group, Inc. (b)	384	15
		41
Entertainment (0.6%):
The Walt Disney Co.	5,834	211
Environmental Control (0.3%):
Republic Services, Inc.	935	28
Stericycle, Inc. (b)	260	19
Waste Management, Inc.	1,456	52
		99
Financial Services (3.6%):
American Express Co.	3,193	132
Ameriprise Financial, Inc.	766	40
Capital One Financial Corp.	1,393	52
Citigroup, Inc. (b)	77,710	324
CME Group, Inc.	205	59
Discover Financial Services	1,660	29
E*TRADE Financial Corp. (b)	606	9
Equifax, Inc.	381	13
Federated Investors, Inc., Class B	280	7
Goldman Sachs Group, Inc.	1,573	253
H&R Block, Inc.	941	11
IntercontinentalExchange, Inc. (b)	226	26
Janus Capital Group, Inc.	560	6
Legg Mason, Inc.	471	15
MasterCard, Inc., Class A	295	71
Morgan Stanley	4,261	106
NYSE Euronext	795	24
SLM Corp. (b)	1,482	18
T. Rowe Price Group, Inc.	782	43
The Nasdaq OMX Group, Inc. (b)	439	9
Western Union Co.	2,014	35
		1,282
Food Distributors, Supermarkets & Wholesalers (0.4%):
Safeway, Inc.	1,164	27
SUPERVALU, Inc.	647	7
Sysco Corp.	1,795	53
The Kroger Co.	1,959	43
		130

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Food Processing & Packaging (1.5%):
Campbell Soup Co.	590	$21
ConAgra, Inc.	1,341	30
Dean Foods Co. (b)	556	6
General Mills, Inc.	1,959	73
H.J. Heinz Co.	971	48
Hershey Foods Corp.	471	23
Hormel Foods Corp.	211	10
J.M. Smucker Co.	365	23
Kellogg Co.	795	40
Kraft Foods, Inc., Class A	5,320	172
McCormick & Co., Inc.	406	18
Mead Johnson Nutrition Co., Class A	624	37
Sara Lee Corp.	2,020	29
Tyson Foods, Inc., Class A	910	14
		544
Forest Products & Paper (0.2%):
International Paper Co.	1,333	34
MeadWestvaco Corp.	521	13
Weyerhaeuser Co.	1,634	27
		74
Health Care (0.9%):
CareFusion Corp. (b)	684	16
Coventry Health Care, Inc. (b)	453	11
DaVita, Inc. (b)	313	22
DENTSPLY International, Inc.	436	14
Humana, Inc. (b)	516	30
McKesson Corp.	798	53
Medtronic, Inc.	3,294	116
WellPoint, Inc. (b)	1,219	66
		328
Heavy Machinery (0.7%):
Caterpillar, Inc.	1,923	151
Deere & Co.	1,293	99
		250
Home Builders (0.0%):
Lennar Corp., Class A	485	7
Pulte Group, Inc. (b)	1,027	8
		15
Hospitals (0.0%):
Tenet Healthcare Corp. (b)	1,480	6
Hotels & Motels (0.2%):
Marriott International, Inc., Class A	874	32
Starwood Hotels & Resorts Worldwide, Inc.	580	31
Wynn Resorts Ltd.	230	25
		88

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Household Goods — Appliances, Furnishings & Electronics (0.1%):
Leggett & Platt, Inc.	447	$9
Whirlpool Corp.	232	18
		27
Insurance (3.8%):
ACE Ltd.	1,034	61
Aetna, Inc.	1,273	38
Aflac, Inc.	1,436	80
Allstate Corp.	1,641	50
American International Group, Inc. (b)	412	17
Aon Corp.	823	33
Assurant, Inc.	325	13
Berkshire Hathaway, Inc., Class B (b)	5,277	420
CIGNA Corp.	830	29
Cincinnati Financial Corp.	496	15
Genworth Financial, Inc., Class A (b)	1,493	17
Hartford Financial Services Group, Inc.	1,355	33
Lincoln National Corp.	966	24
Loews Corp.	970	38
Marsh & McLennan Cos., Inc.	1,655	41
MetLife, Inc.	2,766	112
Principal Financial Group	977	26
Progressive Corp.	2,037	43
Prudential Financial, Inc.	1,425	75
The Chubb Corp.	960	56
The Travelers Cos., Inc.	1,434	79
Torchmark Corp.	247	14
UnumProvident Corp.	997	22
XL Group PLC	1,043	22
		1,358
Internet Business Services (2.1%):
Akamai Technologies, Inc. (b)	554	29
eBay, Inc. (b)	3,522	105
Expedia, Inc.	634	18
Google, Inc., Class A (b)	758	465
Juniper Networks, Inc. (b)	1,586	51
McAfee, Inc. (b)	464	22
Symantec Corp. (b)	2,408	39
VeriSign, Inc. (b)	531	18
		747
Internet Service Provider (0.2%):
Yahoo!, Inc. (b)	4,113	68
Investment Companies (0.2%):
Franklin Resources, Inc.	447	51
Invesco Ltd.	1,428	33
		84

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Lodging (0.0%):
Wyndham Worldwide Corp.	545	$16
Machine — Diversified (0.4%):
Cummins Engine, Inc.	606	54
Dover Corp.	569	30
Flowserve Corp.	171	17
Rockwell Automation, Inc.	433	27
Roper Industries, Inc.	287	20
		148
Manufacturing — Diversified (0.5%):
Illinois Tool Works, Inc.	1,536	70
Leucadia National Corp. (b)	601	15
Parker Hannifin Corp.	492	38
Tyco International Ltd.	1,518	58
		181
Manufacturing — Miscellaneous (0.9%):
3M Co.	2,175	183
Danaher Corp.	1,632	71
ITT Industries, Inc.	559	26
Pall Corp.	356	15
Textron, Inc.	836	18
		313
Media (0.9%):
Discovery Communications, Inc., Class A (b)	868	39
News Corp., Class A	6,957	101
Scripps Networks Interactive, Class A	274	14
Time Warner, Inc.	3,430	111
Viacom, Inc., Class B	1,855	71
		336
Medical Services (0.9%):
Express Scripts, Inc. (b)	1,655	80
Laboratory Corp. of America Holdings (b)	314	26
Medco Health Solutions, Inc. (b)	1,323	69
Quest Diagnostics, Inc.	449	22
UnitedHealth Group, Inc.	3,430	124
		321
Medical Supplies (1.1%):
Baxter International, Inc.	1,783	91
Becton Dickinson & Co.	708	53
Boston Scientific Corp. (b)	4,627	30
C.R. Bard, Inc.	286	24
Intuitive Surgical, Inc. (b)	120	32
Patterson Cos., Inc.	295	8
St. Jude Medical, Inc. (b)	999	38
Stryker Corp.	1,041	52
Varian Medical Systems, Inc. (b)	371	23
Zimmer Holdings, Inc. (b)	613	29
		380

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Medical — Information Systems (0.1%):
Cerner Corp. (b)	216	$19
Mining (0.3%):
Cliffs Natural Resources, Inc.	413	27
Newmont Mining Corp.	1,502	91
		118
Motorcycles (0.1%):
Harley-Davidson, Inc.	718	22
Newspapers (0.0%):
Gannett Co., Inc.	728	8
New York Times Co., Class A (b)	360	3
		11
Office Equipment & Supplies (0.3%):
Avery Dennison Corp.	335	12
Pitney Bowes, Inc.	631	14
Staples, Inc.	2,227	46
Xerox Corp.	4,219	49
		121
Oil & Gas Exploration — Production & Services (2.0%):
Anadarko Petroleum Corp.	1,510	93
Apache Corp.	1,111	112
Cabot Oil & Gas Corp.	318	9
Chesapeake Energy Corp.	1,996	43
Denbury Resources, Inc. (b)	1,218	21
Devon Energy Corp.	1,327	86
Diamond Offshore Drilling, Inc.	212	14
EOG Resources, Inc.	773	74
EQT Corp.	455	17
Helmerich & Payne, Inc.	323	14
Murphy Oil Corp.	585	38
Nabors Industries Ltd. (b)	870	18
Noble Energy, Inc.	533	43
ONEOK, Inc.	325	16
Pioneer Natural Resources Co.	354	25
QEP Resources, Inc.	534	18
Range Resources Corp.	488	18
Rowan Cos., Inc. (b)	350	12
Southwestern Energy Co. (b)	1,056	36
		707
Oil Companies — Integrated (6.0%):
Chevron Corp.	6,133	507
ConocoPhillips	4,525	269
Exxon Mobil Corp.	15,533	1,032
Hess Corp.	892	56
Marathon Oil Corp.	2,165	77
Occidental Petroleum Corp.	2,478	195
		2,136

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Oil Marketing & Refining (0.1%):
Sunoco, Inc.	368	$14
Tesoro Corp.	435	5
Valero Energy Corp.	1,727	31
		50
Oilfield Services & Equipment (1.6%):
Baker Hughes, Inc.	1,315	61
Cameron International Corp. (b)	739	32
FMC Technologies, Inc. (b)	366	26
Halliburton Co.	2,779	89
National-Oilwell Varco, Inc.	1,278	69
Schlumberger Ltd.	4,168	291
		568
Paint, Varnishes & Enamels (0.1%):
The Sherwin-Williams Co.	275	20
Pharmaceuticals (5.9%):
Abbott Laboratories	4,710	242
Allergan, Inc.	938	68
AmerisourceBergen Corp.	851	28
Bristol-Myers Squibb Co.	5,231	141
Cardinal Health, Inc.	1,071	37
Celgene Corp. (b)	1,442	89
Cephalon, Inc. (b)	229	15
Eli Lilly & Co.	3,096	109
Forest Laboratories, Inc. (b)	871	29
Hospira, Inc. (b)	510	30
Johnson & Johnson	8,403	535
King Pharmaceuticals, Inc. (b)	762	11
Merck & Co., Inc.	9,388	341
Mylan Laboratories, Inc. (b)	944	19
Pfizer, Inc.	24,521	427
Watson Pharmaceuticals, Inc. (b)	328	15
		2,136
Photography (0.0%):
Eastman Kodak Co. (b)	820	4
Pipelines (0.3%):
El Paso Corp.	2,148	29
Spectra Energy Corp.	1,977	47
Williams Cos., Inc.	1,784	38
		114
Primary Metal & Mineral Production (0.4%):
Freeport-McMoRan Copper & Gold, Inc., Class B	1,435	136
Titanium Metals Corp. (b)	275	5
		141

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Publishing (0.2%):
McGraw-Hill Cos., Inc.	943	$35
Meredith Corp.	111	4
R.R. Donnelley & Sons Co.	629	12
The Washington Post Co., Class B	18	7
		58
Radio & Television (0.7%):
Comcast Corp., Class A	8,562	176
Time Warner Cable, Inc., Class A	1,084	63
		239
Railroads (0.8%):
CSX Corp.	1,158	71
Norfolk Southern Corp.	1,124	69
Union Pacific Corp.	1,518	133
		273
Real Estate Investment Trusts (1.3%):
Apartment Investment & Management Co., Class A	357	8
AvalonBay Communities, Inc.	260	28
Boston Properties, Inc.	425	37
Equity Residential Properties Trust	865	42
HCP, Inc.	946	34
Health Care REIT, Inc.	407	21
Host Hotels & Resorts, Inc.	2,008	32
Kimco Realty Corp.	1,238	21
Plum Creek Timber Co., Inc.	493	18
ProLogis	1,843	25
Public Storage, Inc.	426	42
Simon Property Group, Inc.	893	86
Ventas, Inc.	479	26
Vornado Realty Trust	495	43
		463
Real Estate Services (0.0%):
CB Richard Ellis Group, Inc., Class A (b)	883	16
Restaurants (1.1%):
Darden Restaurants, Inc.	422	19
McDonald's Corp.	3,247	253
Starbucks Corp.	2,258	64
Yum! Brands, Inc.	1,425	71
		407
Retail (0.4%):
CarMax, Inc. (b)	682	21
Target Corp.	2,201	114
		135
Retail — Apparel/Shoe (0.3%):
Abercrombie & Fitch Co., Class A	269	11
Gap, Inc.	1,340	25

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Limited Brands, Inc.	807	$24
Ross Stores, Inc.	367	22
Urban Outfitters, Inc. (b)	393	12
		94
Retail — Department Stores (0.4%):
J.C. Penney Co., Inc.	721	23
Kohl's Corp. (b)	940	48
Macy's, Inc.	1,289	30
Nordstrom, Inc.	515	20
Sears Holdings Corp. (b)	135	10
		131
Retail — Discount (1.1%):
Big Lots, Inc. (b)	230	7
Family Dollar Stores, Inc.	405	19
TJX Cos., Inc.	1,222	56
Wal-Mart Stores, Inc.	6,101	331
		413
Retail — Drug Stores (0.6%):
CVS Caremark Corp.	4,143	125
Walgreen Co.	2,969	100
		225
Retail — Food (0.1%):
Whole Foods Market, Inc. (b)	446	18
Retail — Specialty Stores (1.1%):
AutoZone, Inc. (b)	87	21
Bed Bath & Beyond, Inc. (b)	805	35
Best Buy Co., Inc.	1,056	45
GameStop Corp., Class A (b)	459	9
Lowe's Cos., Inc.	4,281	91
Office Depot, Inc. (b)	842	4
RadioShack Corp.	382	8
The Home Depot, Inc.	5,080	157
Tiffany & Co.	385	21
		391
Rubber & Rubber Products (0.0%):
Goodyear Tire & Rubber Co. (b)	741	8
Savings & Loans (0.1%):
Hudson City Bancorp, Inc.	1,606	19
People's United Financial, Inc.	1,131	14
		33
Schools & Educational Services (0.1%):
Apollo Group, Inc. (b)	387	15
DeVry, Inc.	192	9
		24

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Semiconductors (2.2%):
Advanced Micro Devices, Inc. (b)	1,729	$13
Altera Corp.	937	29
Analog Devices, Inc.	909	31
Applied Materials, Inc.	4,076	50
Broadcom Corp., Class A	1,367	56
Intel Corp.	16,985	341
JDS Uniphase Corp. (b)	676	7
KLA-Tencor Corp.	512	18
Linear Technology Corp.	685	22
LSI Logic Corp. (b)	1,958	10
MEMC Electronic Materials, Inc. (b)	694	9
Microchip Technology, Inc.	567	18
Micron Technology, Inc. (b)	2,608	22
National Semiconductor Corp.	731	10
Novellus Systems, Inc. (b)	280	8
NVIDIA Corp. (b)	1,751	21
QLogic Corp. (b)	333	6
Teradyne, Inc. (b)	553	6
Texas Instruments, Inc.	3,646	108
Xilinx, Inc.	790	21
		806
Software & Computer Services (3.9%):
Adobe Systems, Inc. (b)	1,602	45
Autodesk, Inc. (b)	693	25
Automatic Data Processing, Inc.	1,501	67
BMC Software, Inc. (b)	545	25
CA, Inc.	1,181	27
Citrix Systems, Inc. (b)	570	37
Cognizant Technology Solutions Corp., Class A (b)	918	60
Compuware Corp. (b)	681	7
Electronic Arts, Inc. (b)	1,008	16
Fiserv, Inc. (b)	458	25
Intuit, Inc. (b)	862	41
Microsoft Corp.	23,230	619
Novell, Inc. (b)	1,072	6
Oracle Corp.	11,806	347
Red Hat, Inc. (b)	576	24
Salesforce.com, Inc. (b)	357	42
		1,413
Staffing (0.0%):
Robert Half International, Inc.	450	12
Steel (0.4%):
AK Steel Holding Corp.	336	4
Allegheny Technologies, Inc.	301	16
Nucor Corp.	963	37
Precision Castparts Corp.	434	59
United States Steel Corp.	438	19
		135

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Telecommunications (0.2%):
Frontier Communications Corp.	3,026	$27
Qwest Communications International, Inc.	5,306	35
		62
Telecommunications — Services & Equipment (1.4%):
Agilent Technologies, Inc. (b)	1,057	37
American Tower Corp., Class A (b)	1,224	63
Corning, Inc.	4,764	87
Harris Corp.	394	18
Jabil Circuit, Inc.	597	9
MetroPCS Communications, Inc. (b)	799	8
Motorola, Inc. (b)	7,120	58
QUALCOMM, Inc.	4,897	221
Tellabs, Inc.	1,163	8
		509
Television (0.4%):
CBS Corp., Class B	2,077	35
The DIRECTV Group, Inc., Class A (b)	2,644	115
		150
Tobacco (1.6%):
Altria Group, Inc.	6,357	162
Lorillard, Inc.	463	40
Philip Morris International, Inc.	5,591	327
Reynolds American, Inc.	516	33
		562
Tools & Hardware Manufacturing (0.1%):
Snap-on, Inc.	177	9
Stanley Black & Decker, Inc.	505	31
		40
Toys (0.1%):
Hasbro, Inc.	427	20
Mattel, Inc.	1,097	25
		45
Transportation Services (1.0%):
C.H. Robinson Worldwide, Inc.	506	36
Expeditors International of Washington, Inc.	647	32
FedEx Corp.	960	84
United Parcel Service, Inc., Class B	3,022	203
		355
Trucking & Leasing (0.0%):
Ryder Systems, Inc.	160	7
Utilities — Electric (3.1%):
AES Corp. (b)	2,035	24
Allegheny Energy, Inc.	517	12
Ameren Corp.	730	21

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
American Electric Power Co.	1,463	$55
CenterPoint Energy, Inc.	1,286	21
CMS Energy Corp.	702	13
Consolidated Edison Co. of New York, Inc.	862	43
Constellation Energy Group, Inc.	616	19
Dominion Resources, Inc.	1,797	78
DTE Energy Co.	515	24
Duke Energy Corp.	4,023	73
Edison International	994	37
Entergy Corp.	570	42
Exelon Corp.	2,016	82
FirstEnergy Corp.	930	34
Integrys Energy Group, Inc.	236	13
NextEra Energy, Inc.	1,269	70
NiSource, Inc.	848	15
Northeast Utilities	537	17
NRG Energy, Inc. (b)	772	15
Pepco Holdings, Inc.	683	13
PG&E Corp.	1,192	57
Pinnacle West Capital Corp.	331	14
PPL Corp.	1,473	40
Progress Energy, Inc.	893	40
Public Service Enterprise Group, Inc.	1,543	50
SCANA Corp.	344	14
Southern Co.	2,534	96
TECO Energy, Inc.	655	12
Wisconsin Energy Corp.	357	21
Xcel Energy, Inc.	1,402	33
		1,098
Utilities — Natural Gas (0.1%):
NICOR, Inc.	139	7
Sempra Energy	756	40
		47
Utilities — Telecommunications (2.5%):
AT&T, Inc.	18,026	514
CenturyTel, Inc.	920	38
Sprint Nextel Corp. (b)	9,104	37
Verizon Communications, Inc.	8,623	280
Windstream Corp.	1,474	19
		888
Total Common Stocks (Cost $13,935)		32,725

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2010

(Amounts in Thousands, Except for Shares and Contracts)

Security Description	Shares	Value
Investment Companies (4.4%)
SPDR Trust Series I	13,322	$1,579
Total Investment Companies (Cost $1,499)		1,579
Total Investments (Cost $17,197) — 100.6%		36,067
Liabilities in excess of other assets — (0.6)%		(213)
NET ASSETS — 100.0%		$35,854

(a)  Rate represents the effective yield at purchase. All or a portion of this security has been designated as collateral for futures contracts.

(b)  Non-income producing security.

(c)  Investment in affiliate and represents 0.1% of net assets.

PLC   — Public Liability Co.

REIT — Real Estate Investment Trust

	Contracts	Value
Futures Contracts (3.3%):
S&P 500 Index, expiring December 20, 2010	20	$1,180
Total Futures Contracts (Cost $1,123)

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Established Value Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (7.9%)
BNP Paribas Finance, Inc., 0.21% (a), 11/1/10	$44,177	$44,177
Total Commercial Paper (Amortized Cost $44,177)		44,177
Common Stocks (90.8%)
Aerospace/Defense (1.0%):
Raytheon Co.	122,000	5,622
Automotive Parts (2.8%):
Eaton Corp.	83,000	7,373
Genuine Parts Co. (b)	175,000	8,375
		15,748
Banks (2.8%):
City National Corp. (b)	97,000	5,002
Cullen/Frost Bankers, Inc. (b)	111,000	5,821
SunTrust Banks, Inc.	184,000	4,604
		15,427
Chemicals (1.5%):
PPG Industries, Inc.	107,000	8,207
Commercial Services (2.5%):
Choice Hotels International, Inc. (b)	164,000	6,237
Cintas Corp. (b)	273,000	7,499
		13,736
Computers & Peripherals (1.2%):
CACI International, Inc., Class A (c)	136,000	6,816
Consumer Products (1.0%):
Clorox Co. (b)	86,000	5,723
Containers & Packaging (3.5%):
Owens-Illinois, Inc. (c)	226,000	6,335
Pactiv Corp. (c)	148,000	4,911
Sonoco Products Co.	241,000	8,073
		19,319
E-Commerce & Services (0.5%):
Monster Worldwide, Inc. (b) (c)	154,000	2,781
Electronics (2.9%):
Hubbell, Inc., Class B	130,000	7,023
Johnson Controls, Inc.	257,600	9,047
		16,070
Financial Services (1.1%):
Affiliated Managers Group, Inc. (b) (c)	74,000	6,335
Food Distributors, Supermarkets & Wholesalers (3.5%):
Hansen Natural Corp. (b) (c)	86,000	4,404
Ralcorp Holdings, Inc. (c)	137,000	8,502
Safeway, Inc. (b)	283,000	6,481
		19,387

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Food Processing & Packaging (2.0%):
ConAgra, Inc. (b)	146,000	$3,284
Corn Products International, Inc.	180,825	7,694
		10,978
Insurance (9.7%):
Alleghany Corp. (c)	18,665	5,609
Arch Capital Group Ltd. (b) (c)	96,000	8,293
Brown & Brown, Inc.	314,000	6,999
Markel Corp. (c)	7,532	2,523
Marsh & McLennan Cos., Inc. (b)	323,000	8,069
StanCorp Financial Group, Inc. (b)	161,000	6,907
The Chubb Corp.	144,000	8,355
W.R. Berkley Corp. (b)	271,000	7,458
		54,213
Internet Business Services (0.3%):
Symantec Corp. (c)	106,000	1,715
Investment Companies (1.3%):
Franklin Resources, Inc. (b)	62,000	7,111
Machine — Diversified (2.9%):
Dover Corp.	155,000	8,231
Kennametal, Inc. (b)	230,000	7,852
		16,083
Manufacturing — Diversified (6.3%):
Ingersoll-Rand PLC	219,000	8,609
Leucadia National Corp. (b) (c)	288,000	7,321
Mohawk Industries, Inc. (b) (c)	130,000	7,454
Parker Hannifin Corp. (b)	98,500	7,540
Pentair, Inc. (b)	125,000	4,091
		35,015
Manufacturing — Miscellaneous (1.4%):
ITT Industries, Inc. (b)	167,000	7,881
Medical Supplies (2.6%):
C.R. Bard, Inc. (b)	97,000	8,062
Zimmer Holdings, Inc. (b) (c)	136,000	6,452
		14,514
Oil & Gas Exploration — Production & Services (6.2%):
Cimarex Energy Co.	96,039	7,371
Devon Energy Corp.	76,000	4,941
Forest Oil Corp. (b) (c)	261,000	8,021
Helmerich & Payne, Inc. (b)	162,000	6,930
Patterson-UTI Energy, Inc. (b)	382,000	7,415
		34,678
Oil Companies — Integrated (0.7%):
Occidental Petroleum Corp. (b)	47,000	3,696

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Oil Marketing & Refining (1.0%):
Valero Energy Corp. (b)	310,000	$5,565
Paint, Varnishes & Enamels (2.6%):
RPM International, Inc. (b)	449,000	9,299
The Sherwin-Williams Co. (b)	75,000	5,473
		14,772
Pipelines (1.3%):
National Fuel Gas Co. (b)	129,000	7,118
Real Estate Investment Trusts (4.3%):
Alexandria Real Estate Equities, Inc. (b)	79,000	5,805
Hospitality Properties Trust (b)	242,000	5,520
Nationwide Health Properties, Inc. (b)	154,000	6,288
Regency Centers Corp. (b)	159,000	6,706
		24,319
Restaurants (1.3%):
Darden Restaurants, Inc.	165,000	7,542
Retail — Department Stores (1.7%):
Kohl's Corp. (b) (c)	187,000	9,574
Retail — Discount (0.9%):
BJ's Wholesale Club, Inc. (b) (c)	127,000	5,300
Retail — Specialty Stores (1.3%):
PetSmart, Inc. (b)	188,000	7,037
Semiconductors (4.2%):
Analog Devices, Inc. (b)	223,000	7,508
Intersil Corp., Class A (b)	110,349	1,445
KLA-Tencor Corp. (b)	203,000	7,251
Lam Research Corp. (b) (c)	153,000	7,006
		23,210
Software & Computer Services (2.0%):
DST Systems, Inc. (b)	112,000	4,846
Ingram Micro, Inc., Class A (c)	373,000	6,587
		11,433
Staffing (1.4%):
Robert Half International, Inc. (b)	285,000	7,726
Steel (1.2%):
Allegheny Technologies, Inc. (b)	126,000	6,639
Telecommunications — Services & Equipment (1.0%):
CommScope, Inc. (b) (c)	183,000	5,794
Transportation Services (1.2%):
Con-way, Inc. (b)	207,500	6,850
Utilities — Electric (4.2%):
Alliant Energy Corp.	201,000	7,342
Hawaiian Electric Industries, Inc. (b)	314,000	7,078
Xcel Energy, Inc. (b)	369,000	8,804
		23,224

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Utilities — Natural Gas (3.5%):
Energen Corp.	156,000	$6,964
Sempra Energy	121,000	6,471
WGL Holdings, Inc. (b)	158,000	6,091
		19,526
Total Common Stocks (Cost $409,673)		506,684
Exchange Traded Funds (2.6%)
United States (2.6%):
iShares Russell Midcap Value Index Fund	343,000	14,382
Total Exchange Traded Funds (Amortized Cost $13,270)		14,382
Short-Term Securities Held as Collateral for Securities Lending (26.7%)
Pool of various securities for Victory Trusts	$148,829	148,829
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $148,829)		148,829
Total Investments (Cost $615,949) — 128.0%		714,072
Liabilities in excess of other assets — (28.0)%		(156,054)
NET ASSETS — 100.0%		$558,018

(a)  Rate represents the effective yield at purchase.

(b)  A portion or all of the security was held on loan.

(c)  Non-income producing security.

PLC — Public Liability Co.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2010

(Amounts in Thousands, Except Per Share Amounts)

	Value Fund	Stock Index Fund		Established Value Fund
ASSETS:
Investments, at value (Cost $132,768, $17,197, $615,949) (a)	$151,147	$36,067		$714,072
Cash	50	50		50
Cash held as collateral for futures	—	90		—
Interest and dividends receivable	150	37		571
Net receivable for variation margin on futures contracts	—	—	(b)	—
Receivable for capital shares issued	118	62		864
Receivable for investments sold	671	—		8,504
Receivable from Adviser	3	1		—
Prepaid expenses	13	8		19
Total Assets	152,152	36,315		724,080
LIABILITIES:
Payable for investments purchased	3,775	5		16,226
Payable for capital shares redeemed	— (b)	430		277
Payable for return of collateral received	13,102	—		148,978
Accrued expenses and other payables:
Investment advisory fees	86	8		232
Administration fees	11	3		46
Custodian fees	2	3		6
Transfer agent fees	5	6		88
Trustee fees	— (b)	—	(b)	2
Shareholder servicing fees	6	6		57
12b-1 fees	1	—		103
Other accrued expenses	11	—		47
Total Liabilities	16,999	461		166,062
NET ASSETS:
Capital	167,705	24,469		420,265
Accumulated undistributed net investment income (loss)	(7)	23		348
Accumulated net realized gains (losses) from investments and futures	(50,924)	(7,565)		39,282
Net unrealized appreciation on investments and futures	18,379	18,927		98,123
Net Assets	$135,153	$35,854		$558,018
Net Assets
Class A Shares	$25,670	$21,401		$299,333
Class C Shares	523	—		—
Class R Shares	1,655	14,453		247,733
Class I Shares	107,305	—		10,952
Total	$135,153	$35,854		$558,018
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	2,371	1,189		11,488
Class C Shares	49	—		—
Class R Shares	154	804		9,575
Class I Shares	9,950	—		421
Total	12,524	1,993		21,484
Net asset value, offering (except Class A Shares) and redemption price per share: (c)
Class A Shares	$10.83	$18.00		$26.06
Class C Shares (d)	$10.66	—		—
Class R Shares	$10.78	$17.98		$25.87
Class I Shares	$10.79	—		$26.04
Maximum sales charge — Class A Shares	5.75%	5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$11.49	$19.10		$27.65

(a)  Value Fund and Established Value Fund include securities on loan of $12,743 and $145,463, respectively.

(b)  Rounds to less than $1.

(c)  Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2010

(Amounts in Thousands)

	Value Fund	Stock Index Fund	Established Value Fund
Investment Income:
Interest income	$4	$3	$48
Dividend income	2,741	706	7,150
Income from securities lending, net	19	—	99
Total Income	2,764	709	7,297
Expenses:
Investment advisory fees	1,020	90	2,260
Administration fees	137	46	431
Shareholder servicing fees — Class A Shares	67	33	532
Shareholder servicing fees — Class R Shares	—	35	—
12b-1 fees — Class C Shares	6	—	—
12b-1 fees — Class R Shares	10	—	1,103
Custodian fees	23	23	60
Transfer agent fees	25	7	80
Transfer agent fees — Class A Shares	5	4	323
Transfer agent fees — Class C Shares	1	—	—
Transfer agent fees — Class R Shares	2	10	137
Transfer agent fees — Class I Shares (a)	8	—	—
Trustees' fees	12	3	39
Legal and audit fees	17	5	59
State registration and filing fees	49	28	40
Other expenses	16	7	67
Total Expenses	1,398	291	5,131
Expenses waived/reimbursed by Adviser	(29)	(11)	(3)
Net Expenses	1,369	280	5,128
Net Investment Income	1,395	429	2,169
Realized/Unrealized Gains from Investment Transactions and Futures:
Net realized gains from investment transactions	8,770	3,120	39,403
Net realized gains from futures transactions	—	164	—
Net change in unrealized appreciation/depreciation on investments and futures	7,156	1,492	45,603
Net realized/unrealized gains from investments and futures	15,926	4,776	85,006
Net increase from payment by the sub-administrator (note 4)	167	—	49
Change in net assets resulting from operations	$17,488	$5,205	$87,224

(a)  Class I Shares of Established Value Fund commenced operations March 1, 2010.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Value Fund		Stock Index Fund		Established Value Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
From Investment Activities:
Operations:
Net investment income	$1,395	$2,214	$429	$565	$2,169	$1,831
Net realized gains (losses) from investment transactions	8,770	(35,409)	3,120	2,471	39,403	8,592
Net realized gains (losses) from futures	—	—	164	(500)	—	—
Net change in unrealized appreciation/depreciation on investments and futures	7,156	43,912	1,492	403	45,603	44,237
Net increase from payment by the sub-administrator (note 4)	167	—	—	—	49	—
Change in net assets resulting from operations	17,488	10,717	5,205	2,939	87,224	54,660
Distributions to Shareholders:
From net investment income:
Class A Shares	(264)	(439)	(290)	(397)	(1,073)	(688)
Class C Shares	(2)	(8)	—	—	—	—
Class R Shares	(13)	(29)	(156)	(184)	(799)	(1,252)
Class I Shares (a)	(1,391)	(1,816)	—	—	(22)	—
From net realized gains:
Class A Shares	—	—	—	—	(2,486)	—
Class R Shares	—	—	—	—	(3,299)	—
Change in net assets resulting from distributions to shareholders	(1,670)	(2,292)	(446)	(581)	(7,679)	(1,940)
Change in net assets from capital transactions	(13,779)	(6,629)	(5,585)	(6,269)	151,578	52,150
Change in net assets	2,039	1,796	(826)	(3,911)	231,123	104,870
Net Assets:
Beginning of period	133,114	131,318	36,680	40,591	326,895	222,025
End of period	$135,153	$133,114	$35,854	$36,680	$558,018	$326,895
Accumulated undistributed net investment income (loss)	$(7)	$101	$23	$42	$348	$29

(a)  Class I Shares of Established Value Fund commenced operations on March 1, 2010.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Value Fund		Stock Index Fund		Established Value Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
Capital Transactions:
Class A Shares
Proceeds from shares issued	$4,270	$5,276	$4,624	$3,808	$179,038	$99,544
Dividends reinvested	255	424	277	384	2,974	579
Cost of shares redeemed	(11,134)	(7,188)	(9,179)	(10,537)	(59,879)	(36,775)
Total Class A Shares	$(6,609)	$(1,488)	$(4,278)	$(6,345)	$122,133	$63,348
Class C Shares
Proceeds from shares issued	$52	$312	—	—	—	—
Dividends reinvested	1	5	—	—	—	—
Cost of shares redeemed	(397)	(406)	—	—	—	—
Total Class C Shares	$(344)	$(89)	—	—	—	—
Class R Shares
Proceeds from shares issued	$155	$589	$4,267	$5,241	$60,786	$29,801
Dividends reinvested	11	27	155	181	3,712	1,156
Cost of shares redeemed	(844)	(824)	(5,729)	(5,346)	(44,999)	(42,155)
Total Class R Shares	$(678)	$(208)	$(1,307)	$76	$19,499	$(11,198)
Class I Shares (a)
Proceeds from shares issued	$6,512	$6,958	—	—	$10,155	—
Dividends reinvested	1,391	1,816	—	—	22	—
Cost of shares redeemed	(14,051)	(13,618)	—	—	(231)	—
Total Class I Shares	$(6,148)	$(4,844)	—	—	$9,946	—
Change in net assets from capital transactions	$(13,779)	$(6,629)	$(5,585)	$(6,269)	$151,578	$52,150
Share Transactions:
Class A Shares
Issued	407	635	268	283	7,484	5,232
Reinvested	25	53	16	29	126	33
Redeemed	(1,077)	(879)	(542)	(788)	(2,501)	(2,054)
Total Class A Shares	(645)	(191)	(258)	(476)	5,109	3,211
Class C Shares
Issued	5	39	—	—	—	—
Reinvested	— (b)	1	—	—	—	—
Redeemed	(39)	(51)	—	—	—	—
Total Class C Shares	(34)	(11)	—	—	—	—
Class R Shares
Issued	15	70	251	378	2,559	1,614
Reinvested	1	3	9	14	159	67
Redeemed	(83)	(98)	(340)	(398)	(1,895)	(2,234)
Total Class R Shares	(67)	(25)	(80)	(6)	823	(553)
Class I Shares (a)
Issued	622	855	—	—	429	—
Reinvested	135	226	—	—	1	—
Redeemed	(1,363)	(1,674)	—	—	(9)	—
Total Class I Shares	(606)	(593)	—	—	421	—
Change in Shares	(1,352)	(820)	(338)	(482)	6,353	2,658

(a)  Class I Shares of Established Value Fund commenced operations on March 1, 2010.

(b)  Rounds to less than 1.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Value Fund
	Class A Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$9.62		$8.96	$16.12	$16.43		$13.62
Investment Activities:
Net investment income	0.08		0.14	0.16	0.23		0.07
Net realized and unrealized gains (losses) on investments	1.23		0.66	(5.68)	1.89		2.81
Total from Investment Activities	1.31		0.80	(5.52)	2.12		2.88
Distributions:
Net investment income	(0.10)		(0.14)	(0.16)	(0.10)		(0.07)
Net realized gains on investments	—		—	(1.48)	(2.33)		—
Total Distributions	(0.10)		(0.14)	(1.64)	(2.43)		(0.07)
Net Asset Value, End of Period	$10.83		$9.62	$8.96	$16.12		$16.43
Total Return (excludes sales charge)	13.72	%(a)	9.25%	(37.68)%	14.77	%(b)	21.22%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$25,670		$29,024	$28,744	$46,436		$219,428
Ratio of net expenses to average net assets	1.24%		1.25%	1.22%	1.19%		1.22%
Ratio of net investment income to average net assets	0.79%		1.63%	1.31%	0.84%		0.48%
Portfolio turnover (c)	129%		96%	140%	104%		104%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.13% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Value Fund
	Class C Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$9.48		$8.84	$15.93	$16.30		$13.56
Investment Activities:
Net investment income (loss)	—	(a)	0.07	0.06	—	(a)	(0.05)
Net realized and unrealized gains (losses) on investments	1.21		0.65	(5.60)	1.98		2.79
Total from Investment Activities	1.21		0.72	(5.54)	1.98		2.74
Distributions:
Net investment income	(0.03)		(0.08)	(0.07)	(0.02)		—
Net realized gains from investments	—		—	(1.48)	(2.33)		—
Total Distributions	(0.03)		(0.08)	(1.55)	(2.35)		—
Net Asset Value, End of Period	$10.66		$9.48	$8.84	$15.93		$16.30
Total Return (excludes contingent deferred sales charge)	12.78	%(b)	8.40%	(38.14)%	13.86	%(c)	20.21%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$523		$785	$832	$727		$982
Ratio of net expenses to average net assets	2.00%		2.00%	2.00%	2.00%		2.00%
Ratio of net investment income (loss) to average net assets	0.04%		0.89%	0.53%	(0.03)%		(0.32)%
Ratio of gross expenses to average net assets (d)	3.61%		3.04%	3.48%	3.25%		2.77%
Ratio of net investment income (loss) to average net assets (d)	(1.57)%		(0.15)%	(0.95)%	(1.27)%		(1.09)%
Portfolio turnover (e)	129%		96%	140%	104%		104%

(a)  Rounds to less than $0.01 per share.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.13% lower.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Value Fund
	Class R Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$9.58		$8.92	$16.05	$16.41		$13.60
Investment Activities:
Net investment income	0.04		0.11	0.12	0.06		0.02
Net realized and unrealized gains (losses) on investments	1.23		0.66	(5.66)	1.98		2.81
Total from Investment Activities	1.27		0.77	(5.54)	2.04		2.83
Distributions:
Net investment income	(0.07)		(0.11)	(0.11)	(0.07)		(0.02)
Net realized gains from investments	—		—	(1.48)	(2.33)		—
Total Distributions	(0.07)		(0.11)	(1.59)	(2.40)		(0.02)
Net Asset Value, End of Period	$10.78		$9.58	$8.92	$16.05		$16.41
Total Return	13.27	%(a)	8.91%	(37.91)%	14.21	%(b)	20.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,655		$2,122	$2,190	$4,204		$4,465
Ratio of net expenses to average net assets	1.60%		1.60%	1.60%	1.60%		1.59%
Ratio of net investment income to average net assets	0.44%		1.30%	0.93%	0.40%		0.12%
Ratio of gross expenses to average net assets (c)	1.99%		1.90%	1.81%	1.75%		1.77%
Ratio of net investment income to average net assets (c)	0.05%		1.00%	0.72%	0.24%		(0.06)%
Portfolio turnover (d)	129%		96%	140%	104%		104%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.13% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Value Fund
	Class I Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$9.58		$8.93	$16.07	$15.32
Investment Activities:
Net investment income	0.12		0.17	0.20	0.02
Net realized and unrealized gains (losses) on investments	1.23		0.65	(5.66)	0.79
Total from Investment Activities	1.35		0.82	(5.46)	0.81
Distributions:
Net investment income	(0.14)		(0.17)	(0.20)	(0.06)
Net realized gains from investments	—		—	(1.48)	—
Total Distributions	(0.14)		(0.17)	(1.68)	(0.06)
Net Asset Value, End of Period	$10.79		$9.58	$8.93	$16.07
Total Return (b)	14.13	%(c)	9.53%	(37.48)%	5.31%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$107,305		$101,183	$99,552	$178,599
Ratio of net expenses to average net assets (d)	0.93%		0.93%	0.93%	0.91%
Ratio of net investment income to average net assets (d)	1.10%		1.94%	1.59%	0.90%
Ratio of gross expenses to average net assets (d) (e)	0.94%		0.95%	0.93%	0.91%
Ratio of net investment income to average net assets (d) (e)	1.09%		1.92%	1.59%	0.90%
Portfolio turnover (f)	129%		96%	140%	104%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.13% lower.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Stock Index Fund
	Class A Shares
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$15.74	$14.43	$23.08	$20.47		$17.85
Investment Activities:
Net investment income	0.22	0.24	0.30	0.31		0.25
Net realized and unrealized gains (losses) on investments	2.26	1.31	(8.65)	2.63		2.62
Total from Investment Activities	2.48	1.55	(8.35)	2.94		2.87
Distributions:
Net investment income	(0.22)	(0.24)	(0.30)	(0.33)		(0.25)
Total Distributions	(0.22)	(0.24)	(0.30)	(0.33)		(0.25)
Net Asset Value, End of Period	$18.00	$15.74	$14.43	$23.08		$20.47
Total Return (excludes sales charge)	15.88%	11.07%	(36.53)%	14.46	%(a)	16.17%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$21,401	$22,781	$27,759	$50,880		$60,631
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.66%		0.70%
Ratio of net investment income to average net assets	1.27%	1.73%	1.51%	1.43%		1.29%
Ratio of gross expenses to average net assets (b)	0.74%	0.80%	0.74%	0.66%		0.85%
Ratio of net investment income to average net assets (b)	1.23%	1.63%	1.47%	1.43%		1.14%
Portfolio turnover (c)	10%	12%	4%	12%		5%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Stock Index Fund
	Class R Shares
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$15.73	$14.42	$23.06	$20.45		$17.83
Investment Activities:
Net investment income	0.18	0.20	0.26	0.28		0.21
Net realized and unrealized gains (losses) on investments	2.26	1.32	(8.64)	2.62		2.62
Total from Investment Activities	2.44	1.52	(8.38)	2.90		2.83
Distributions:
Net investment income	(0.19)	(0.21)	(0.26)	(0.29)		(0.21)
Total Distributions	(0.19)	(0.21)	(0.26)	(0.29)		(0.21)
Net Asset Value, End of Period	$17.98	$15.73	$14.42	$23.06		$20.45
Total Return	15.61%	10.86%	(36.65)%	14.28	%(a)	15.96%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$14,453	$13,899	$12,832	$20,658		$20,230
Ratio of net expenses to average net assets	0.90%	0.89%	0.90%	0.81%		0.89%
Ratio of net investment income to average net assets	1.06%	1.50%	1.31%	1.27%		1.08%
Ratio of gross expenses to average net assets (b)	0.91%	1.00%	0.93%	0.81%		1.10%
Ratio of net investment income to average net assets (b)	1.05%	1.39%	1.28%	1.27%		0.87%
Portfolio turnover (c)	10%	12%	4%	12%		5%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Established Value Fund
	Class A Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$21.69		$17.90	$29.70	$30.50		$29.31
Investment Activities:
Net investment income	0.13		0.14	0.12	0.09		0.14
Net realized and unrealized gains (losses) on investments	4.73		3.81	(8.61)	4.41		4.24
Total from Investment Activities	4.86		3.95	(8.49)	4.50		4.38
Distributions:
Net investment income	(0.12)		(0.16)	(0.12)	(0.10)		(0.17)
Net realized gains on investments	(0.37)		—	(3.19)	(5.20)		(3.02)
Total Distributions	(0.49)		(0.16)	(3.31)	(5.30)		(3.19)
Net Asset Value, End of Period	$26.06		$21.69	$17.90	$29.70		$30.50
Total Return (excludes sales charge)	22.69	%(a)	22.31%	(31.79)%	17.34	%(b)	16.49%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$299,333		$138,373	$56,715	$12,129		$11,146
Ratio of net expenses to average net assets	1.10%		1.24%	1.12%	1.13%		1.23%
Ratio of net investment income to average net assets	0.57%		0.73%	0.57%	0.33%		0.49%
Portfolio turnover (c)	49%		61%	75%	35%		49%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Established Value Fund
	Class R Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$21.54		$17.77	$29.49	$30.33		$29.15
Investment Activities:
Net investment income	0.11		0.14	0.08	0.05		0.12
Net realized and unrealized gains (losses) on investments	4.68		3.77	(8.54)	4.38		4.21
Total from Investment Activities	4.79		3.91	(8.46)	4.43		4.33
Distributions:
Net investment income	(0.09)		(0.14)	(0.07)	(0.07)		(0.13)
Net realized gains from investments	(0.37)		—	(3.19)	(5.20)		(3.02)
Total Distributions	(0.46)		(0.14)	(3.26)	(5.27)		(3.15)
Net Asset Value, End of Period	$25.87		$21.54	$17.77	$29.49		$30.33
Total Return	22.48	%(a)	22.19%	(31.90)%	17.17	%(b)	16.41%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$247,733		$188,522	$165,310	$279,117		$278,132
Ratio of net expenses to average net assets	1.25%		1.31%	1.29%	1.27%		1.32%
Ratio of net investment income to average net assets	0.43%		0.73%	0.33%	0.19%		0.43%
Portfolio turnover (c)	49%		61%	75%	35%		49%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Established Value Fund
	Class I Shares
	Period Ended October 31, 2010(a)
Net Asset Value, Beginning of Period	$23.70
Investment Activities:
Net investment income	0.11
Net realized and unrealized gains on investments	2.36
Total from Investment Activities	2.47
Distributions:
Net investment income	(0.13)
Total Distributions	(0.13)
Net Asset Value, End of Period	$26.04
Total Return (b)	10.48	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,952
Ratio of net expenses to average net assets (d)	0.95%
Ratio of net investment income to average net assets (d)	0.60%
Ratio of gross expenses to average net assets (d) (e)	1.07%
Ratio of net investment income to average net assets (d) (e)	0.48%
Portfolio turnover (f)	49%

(a)  Class I Shares commenced operations on March 1, 2010.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Special Value Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (2.5%)
BNP Paribas Finance, Inc., 0.21% (a), 11/1/10	$27,430	$27,430
Total Commercial Paper (Amortized Cost $27,430)		27,430
Common Stocks (98.0%)
Aerospace/Defense (1.6%):
Alliant Techsystems, Inc. (b) (c)	234,764	17,898
Automotive Parts (4.6%):
BorgWarner, Inc. (b)	384,600	21,580
Eaton Corp. (c)	330,210	29,332
		50,912
Banks (2.8%):
Comerica, Inc. (c)	600,480	21,485
Marshall & Ilsley Corp.	1,549,550	9,158
		30,643
Beverages (1.8%):
Dr Pepper Snapple Group, Inc.	545,120	19,924
Biotechnology (1.6%):
Life Technologies Corp. (b)	353,300	17,729
Brokerage Services (1.4%):
Waters Corp. (b)	203,725	15,102
Building Materials (2.3%):
Martin Marietta Materials, Inc. (c)	212,867	17,131
Owens Corning, Inc. (b) (c)	321,250	8,687
		25,818
Chemicals (2.5%):
Albemarle Corp. (c)	197,625	9,907
PPG Industries, Inc. (c)	229,260	17,584
		27,491
Coal (1.7%):
Arch Coal, Inc.	760,000	18,688
Commercial Services (0.7%):
Moody's Corp. (c)	266,155	7,202
Computers & Peripherals (1.2%):
Brocade Communications Systems, Inc. (b) (c)	2,120,000	13,398
Consumer Products (1.1%):
Church & Dwight Co., Inc. (c)	187,860	12,371
Containers & Packaging (1.0%):
Owens-Illinois, Inc. (b)	374,095	10,486
Cosmetics & Toiletries (0.7%):
Avon Products, Inc. (c)	267,345	8,141

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Electrical Equipment (2.5%):
American Superconductor Corp. (b) (c)	191,900	$6,458
AMETEK, Inc.	385,595	20,841
		27,299
Electronics (2.0%):
Arrow Electronics, Inc. (b)	756,730	22,407
Engineering (3.9%):
Fluor Corp. (c)	376,730	18,155
URS Corp. (b)	639,590	24,899
		43,054
Entertainment (1.4%):
Penn National Gaming, Inc. (b)	472,680	15,721
Financial Services (3.8%):
Ameriprise Financial, Inc. (c)	301,500	15,585
Jefferies Group, Inc. (c)	387,640	9,276
TD AMERITRADE Holding Corp. (b)	1,025,555	17,527
		42,388
Food Processing & Packaging (1.2%):
J.M. Smucker Co.	211,240	13,579
Home Builders (1.0%):
Pulte Group, Inc. (b) (c)	1,379,905	10,832
Hotels & Motels (1.1%):
Starwood Hotels & Resorts Worldwide, Inc. (c)	229,500	12,425
Insurance (3.7%):
Aon Corp. (c)	532,750	21,177
Principal Financial Group (c)	740,000	19,861
		41,038
Internet Business Services (1.3%):
Equinix, Inc. (b)	173,415	14,608
Investment Companies (1.7%):
Invesco Ltd.	839,815	19,316
Machine — Diversified (1.2%):
Roper Industries, Inc. (c)	192,545	13,368
Media (1.4%):
Discovery Communications, Inc., Class A (b)	350,500	15,636
Medical Supplies (1.3%):
Patterson Cos., Inc. (c)	508,000	14,046
Medical — Information Systems (1.2%):
Cerner Corp. (b)	148,740	13,064
Mining (2.6%):
Agnico-Eagle Mines Ltd. (c)	253,010	19,631
Cliffs Natural Resources, Inc. (c)	143,000	9,324
		28,955

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Oil & Gas Exploration — Production & Services (6.7%):
Cimarex Energy Co.	209,480	$16,078
ENSCO International PLC, Sponsored ADR	442,865	20,522
Newfield Exploration Co. (b) (c)	347,705	20,730
QEP Resources, Inc.	520,150	17,181
		74,511
Oilfield Services & Equipment (1.8%):
Cameron International Corp. (b)	465,793	20,378
Pharmaceuticals (3.7%):
AmerisourceBergen Corp. (c)	668,775	21,949
Forest Laboratories, Inc. (b) (c)	559,040	18,476
		40,425
Real Estate Investment Trusts (4.0%):
Corporate Office Property Trust (c)	414,090	14,696
Digital Realty Trust, Inc.	281,840	16,834
HCP, Inc. (c)	356,000	12,820
		44,350
Restaurants (0.5%):
Panera Bread Co., Class A (b) (c)	56,700	5,075
Retail — Department Stores (1.3%):
Nordstrom, Inc. (c)	379,425	14,612
Retail — Specialty Stores (2.4%):
Dick's Sporting Goods, Inc. (b) (c)	457,000	13,171
Williams-Sonoma, Inc. (c)	422,935	13,690
		26,861
Savings & Loans (1.8%):
New York Community Bancorp, Inc.	1,201,900	20,348
Semiconductors (2.5%):
Altera Corp. (c)	376,545	11,752
Cypress Semiconductor Corp. (b) (c)	1,156,096	16,301
		28,053
Software & Computer Services (2.5%):
BMC Software, Inc. (b) (c)	225,000	10,228
Nuance Communications, Inc. (b)	1,119,080	17,581
		27,809
Telecommunications (0.7%):
Ciena Corp. (b) (c)	545,400	7,576
Telecommunications — Cellular (1.4%):
NII Holdings, Inc. (b)	368,875	15,423
Telecommunications — Services & Equipment (3.4%):
Harris Corp.	465,810	21,050
MasTec, Inc. (b)	1,086,090	13,250
Plantronics, Inc.	87,000	3,122
		37,422

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Toys (1.9%):
Hasbro, Inc.	453,700	$20,984
Transportation Services (1.9%):
Canadian Pacific Railway Ltd.	324,250	21,122
Utilities — Electric (4.2%):
MDU Resources Group, Inc.	375,000	7,474
NRG Energy, Inc. (b) (c)	545,000	10,851
Wisconsin Energy Corp. (c)	251,165	14,954
Xcel Energy, Inc. (c)	535,200	12,770
		46,049
Utilities — Natural Gas (1.0%):
Southern Union Co.	436,310	10,964
Total Common Stocks (Cost $851,900)		1,085,501
Short-Term Securities Held as Collateral for Securities Lending (20.1%)
Pool of various securities for Victory Trusts	$222,316	222,316
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $222,316)		222,316
Total Investments (Cost $1,101,646) — 120.6%		1,335,247
Liabilities in excess of other assets — (20.6)%		(228,144)
NET ASSETS — 100.0%		$1,107,103

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

(c)  A portion or all of the security was held on loan.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Small Company Opportunity Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (5.4%)
BNP Paribas Finance, Inc., 0.21% (a), 11/1/10	$36,473	$36,473
Total Commercial Paper (Amortized Cost $36,473)		36,473
Common Stocks (91.7%)
Apparel & Footwear (0.4%):
Carter's, Inc. (b)	101,000	2,515
Automotive Parts (0.5%):
Commercial Vehicle Group, Inc. (b)	258,300	3,469
Banks (4.9%):
First Niagara Financial Group, Inc.	610,000	7,228
IBERIABANK Corp. (c)	78,750	4,099
Independent Bank Corp. (c)	249,500	5,861
PacWest Bancorp (c)	313,000	5,456
Prosperity Bancshares, Inc.	202,000	6,280
Umpqua Holdings Corp.	389,000	4,279
		33,203
Building Materials (1.3%):
Sterling Constructioin Co., Inc. (b)	313,000	3,819
Texas Industries, Inc. (c)	153,000	5,228
		9,047
Chemicals (4.8%):
A. Schulman, Inc.	312,176	6,774
Innophos Holdings, Inc. (c)	127,500	4,682
Olin Corp. (c)	319,000	6,377
Rush Enterprises, Inc., Class A (b) (c)	357,000	5,673
Sensient Technologies Corp.	285,000	9,208
		32,714
Coal (0.5%):
Cloud Peak Energy, Inc. (b)	192,000	3,335
Commercial Services (6.1%):
Comfort Systems USA, Inc. (c)	535,000	6,126
Diebold, Inc. (c)	277,000	8,490
Fair Isaac Corp. (c)	281,000	6,755
Rent-A-Center, Inc.	249,000	6,260
Steiner Leisure Ltd. (b) (c)	216,000	8,374
Viad Corp.	268,025	5,350
		41,355
Computers & Peripherals (2.1%):
CACI International, Inc., Class A (b)	122,000	6,115
MTS Systems Corp. (c)	247,589	8,113
		14,228

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Electrical Components & Equipment (2.8%):
American Science & Engineering, Inc.	74,800	$6,160
Anixter International, Inc. (c)	118,000	6,335
Thomas & Betts Corp. (b)	140,000	6,097
		18,592
Electronics (2.8%):
Benchmark Electronics, Inc. (b)	346,000	5,685
Brady Corp., Class A	167,000	5,135
PerkinElmer, Inc.	357,000	8,372
		19,192
Engineering (0.9%):
EMCOR Group, Inc. (b)	229,000	5,920
Entertainment (0.6%):
Callaway Golf Co. (c)	586,000	4,032
Financial Services (1.0%):
Affiliated Managers Group, Inc. (b) (c)	82,000	7,020
Food (0.2%):
Ruddick Corp.	29,000	1,012
Food Processing & Packaging (3.6%):
Corn Products International, Inc.	161,705	6,880
Flowers Foods, Inc.	221,000	5,631
Silgan Holdings, Inc.	224,000	7,560
Spartan Stores, Inc.	282,000	4,216
		24,287
Health Care (1.8%):
Greatbatch, Inc. (b)	246,000	5,350
Owens & Minor, Inc.	216,000	6,152
Symmetry Medical, Inc. (b)	69,185	612
		12,114
Insurance (7.3%):
American Financial Group, Inc.	239,000	7,309
Arthur J. Gallagher & Co.	316,000	8,899
Brown & Brown, Inc.	296,000	6,598
Delphi Financial Group, Inc. (c)	176,000	4,764
Horace Mann Educators Corp.	239,000	4,467
Infinity Property & Casualty Corp.	114,000	5,899
RLI Corp. (c)	92,000	5,283
StanCorp Financial Group, Inc. (c)	145,000	6,220
		49,439
Machine — Diversified (1.9%):
Kadant, Inc. (b) (c)	206,020	4,050
Kennametal, Inc. (c)	255,000	8,706
		12,756
Machinery — Construction & Mining (0.8%):
Astec Industries, Inc. (b) (c)	193,000	5,688

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Manufacturing — Diversified (3.1%):
A.O. Smith Corp.	101,000	$5,659
Barnes Group, Inc. (c)	371,000	6,749
Lincoln Electric Holdings, Inc.	145,000	8,665
		21,073
Manufacturing — Miscellaneous (1.6%):
AptarGroup, Inc.	107,500	4,825
John Bean Technologies Corp.	338,425	5,787
		10,612
Medical Equipment & Supplies (2.2%):
CONMED Corp. (b) (c)	293,000	6,449
STERIS Corp.	250,000	8,555
		15,004
Metal Fabrication (2.1%):
Haynes International, Inc.	166,000	6,019
Mueller Industries, Inc. (c)	289,000	8,497
		14,516
Oil & Gas Exploration — Production & Services (5.3%):
Atwood Oceanics, Inc. (b)	191,000	6,209
Cimarex Energy Co.	43,045	3,304
Northwest Natural Gas Co. (c)	169,000	8,330
Patterson-UTI Energy, Inc. (c)	401,000	7,784
Penn Virginia Corp.	321,000	4,757
SM Energy Co. (c)	125,606	5,235
		35,619
Oil Marketing & Refining (1.1%):
Holly Corp. (c)	232,000	7,593
Oilfield Services & Equipment (2.2%):
Cal Dive International, Inc. (b)	786,000	3,977
Superior Energy Services, Inc. (b)	293,000	8,093
Tesco Corp. (b) (c)	246,800	3,124
		15,194
Pharmaceuticals (1.5%):
Medicis Pharmaceutical Corp., Class A	171,000	5,087
West Pharmaceutical Services, Inc.	144,000	5,140
		10,227
Real Estate Investment Trusts (5.2%):
Chatham Lodging Trust	279,500	5,154
Healthcare Realty Trust, Inc.	276,000	6,663
Highwoods Properties, Inc. (c)	191,000	6,328
LaSalle Hotel Properties (c)	237,000	5,614
PS Business Parks, Inc. (c)	103,000	6,104
Washington Real Estate Investment Trust (c)	164,000	5,253
		35,116

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Restaurants (0.7%):
Jack in the Box, Inc. (b) (c)	189,000	$4,377
Retail — Apparel/Shoe (1.3%):
Brown Shoe Co., Inc. (c)	79,000	928
Maidenform Brands, Inc. (b)	99,000	2,649
Wolverine World Wide, Inc. (c)	183,955	5,357
		8,934
Retail — Discount (0.7%):
BJ's Wholesale Club, Inc. (b)	118,000	4,924
Retail — Specialty Stores (0.8%):
Cato Corp., Class A	208,000	5,501
Semiconductors (5.3%):
ATMI, Inc. (b)	334,000	5,902
Fairchild Semiconductor International, Inc. (b)	707,571	7,974
Intersil Corp., Class A (c)	459,068	6,009
MKS Instruments, Inc. (b)	311,000	6,422
QLogic Corp. (b) (c)	283,000	4,972
Sigma Designs, Inc. (b) (c)	406,000	4,633
		35,912
Software & Computer Services (2.1%):
Jack Henry & Associates, Inc.	282,000	7,659
MicroStrategy, Inc., Class A (b)	50,000	4,532
SRA International, Inc., Class A (b) (c)	105,000	2,101
		14,292
Staffing (2.3%):
Adminstaff, Inc. (c)	136,000	3,564
Heidrick & Struggles International, Inc.	285,000	6,122
Korn/Ferry International (b)	332,000	5,853
		15,539
Transportation Services (3.9%):
Alexander & Baldwin, Inc.	179,000	6,163
Arkansas Best Corp. (c)	197,000	4,990
Celadon Group, Inc. (b)	256,396	3,325
GATX Corp. (c)	224,000	7,092
Genesee & Wyoming, Inc., Class A (b)	98,000	4,531
		26,101
Utilities — Electric (3.7%):
ALLETE, Inc.	225,000	8,186
Cleco Corp. (c)	305,000	9,537
NorthWestern Corp.	251,000	7,472
		25,195

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Utilities — Natural Gas (2.3%):
Energen Corp.	144,000	$6,428
WGL Holdings, Inc.	238,000	9,175
		15,603
Total Common Stocks (Cost $539,459)		621,250
Exchange Traded Funds (3.0%)
iShares Russell 2000 Value Index Fund (c)	157,000	10,108
iShares S&P SmallCap 600 Index Fund (c)	164,000	10,109
		20,217
Total Exchange Traded Funds (Amortized Cost $19,051)		20,217
Short-Term Securities Held as Collateral for Securities Lending (15.6%)
Pool of various securities for Victory Trusts	$105,856	105,856
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $105,856)		105,856
Total Investments (Cost $700,839) — 115.7%		783,796
Liabilities in excess of other assets — (15.7)%		(106,208)
NET ASSETS — 100.0%		$677,588

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

(c)  A portion or all of the security was held on loan.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Large Cap Growth Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (9.9%)
BNP Paribas Finance, Inc., 0.21% (a), 11/1/10	$12,398	$12,398
Total Commercial Paper (Amortized Cost $12,398)		12,398
Common Stocks (98.0%)
Aerospace/Defense (2.3%):
Rockwell Collins, Inc.	47,800	2,892
Banks (0.5%):
JPMorgan Chase & Co.	16,700	628
Biotechnology (0.6%):
Illumina, Inc. (b)	13,000	706
Brokerage Services (2.0%):
Charles Schwab Corp.	161,200	2,483
Commercial Services (2.8%):
Netflix, Inc. (b)	20,000	3,470
Computers & Peripherals (6.2%):
Apple Computer, Inc. (b)	25,800	7,763
E-Commerce & Services (7.2%):
Amazon.com, Inc. (b)	32,250	5,326
Priceline.com, Inc. (b)	9,700	3,655
		8,981
Financial Services (3.0%):
MasterCard, Inc., Class A	15,500	3,721
Hotels & Motels (2.5%):
Starwood Hotels & Resorts Worldwide, Inc.	59,100	3,200
Internet Business Services (8.3%):
Baidu, Inc., Sponsored ADR (b)	15,100	1,661
Google, Inc., Class A (b)	7,500	4,598
Juniper Networks, Inc. (b)	129,000	4,178
		10,437
Medical Services (3.2%):
Express Scripts, Inc. (b)	83,800	4,066
Medical Supplies (2.2%):
Intuitive Surgical, Inc. (b)	10,550	2,774
Oil Companies — Integrated (1.9%):
Occidental Petroleum Corp.	30,100	2,367
Oilfield Services & Equipment (5.3%):
Cameron International Corp. (b)	68,800	3,010
Schlumberger Ltd.	52,100	3,641
		6,651
Pharmaceuticals (12.4%):
Allergan, Inc.	71,000	5,141
Celgene Corp. (b)	68,300	4,239

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Large Cap Growth Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Perrigo Co.	50,500	$3,327
Teva Pharmaceutical Industries Ltd., Sponsored ADR	54,100	2,808
		15,515
Railroads (3.5%):
Union Pacific Corp.	50,300	4,410
Retail (4.0%):
Target Corp.	96,700	5,023
Retail — Discount (2.5%):
Dollar Tree, Inc. (b)	61,300	3,145
Retail — Specialty Stores (1.9%):
Lowe's Cos., Inc.	111,000	2,368
Semiconductors (4.5%):
ARM Holdings PLC, Sponsored ADR	165,500	2,926
Cree, Inc. (b)	53,800	2,759
		5,685
Software & Computer Services (14.2%):
Citrix Systems, Inc. (b)	70,000	4,485
Cognizant Technology Solutions Corp., Class A (b)	88,400	5,763
F5 Networks, Inc. (b)	34,900	4,108
Microsoft Corp.	128,500	3,423
		17,779
Telecommunications — Services & Equipment (3.2%):
QUALCOMM, Inc.	90,300	4,075
Transportation Services (3.8%):
Expeditors International of Washington, Inc.	96,700	4,773
Total Common Stocks (Cost $93,081)		122,912
Total Investments (Cost $105,479) — 107.9%		135,310
Liabilities in excess of other assets — (7.9)%		(9,860)
NET ASSETS — 100.0%		$125,450

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2010

(Amounts in Thousands, Except Per Share Amounts)

	Special Value Fund	Small Company Opportunity Fund	Large Cap Growth Fund
ASSETS:
Investments, at value (Cost $1,101,646, $700,839, $105,479) (a)	$1,335,247	$783,796	$135,310
Cash	50	50	3
Interest and dividends receivable	281	390	12
Receivable for capital shares issued	1,153	516	363
Receivable for investments sold	6,875	457	—
Receivable from Adviser	—	—	1
Prepaid expenses	24	20	7
Total Assets	1,343,630	785,229	135,696
LIABILITIES:
Payable for investments purchased	8,538	251	10,108
Payable for capital shares redeemed	4,077	585	15
Payable for return of collateral received	222,637	105,986	—
Accrued expenses and other payables:
Investment advisory fees	633	469	71
Administration fees	94	57	10
Custodian fees	12	7	2
Transfer agent fees	167	104	4
Trustee fees	3	3	1
Shareholder servicing fees	156	52	22
12b-1 fees	108	61	4
Other accrued expenses	102	66	9
Total Liabilities	236,527	107,641	10,246
NET ASSETS:
Capital	1,307,779	643,879	98,111
Accumulated undistributed net investment income (loss)	(49)	222	(2)
Accumulated net realized losses from investments	(434,228)	(49,470)	(2,490)
Net unrealized appreciation on investments	233,601	82,957	29,831
Net Assets	$1,107,103	$677,588	$125,450
Net Assets
Class A Shares	$722,165	$256,084	$120,697
Class C Shares	36,852	—	4,072
Class R Shares	182,091	147,459	681
Class I Shares	165,995	274,045	—
Total	$1,107,103	$677,588	$125,450
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	48,367	9,365	8,675
Class C Shares	2,608	—	309
Class R Shares	12,514	5,566	50
Class I Shares	11,104	10,000	—
Total	74,593	24,931	9,034
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$14.93	$27.35	$13.91
Class C Shares (c)	$14.13	—	$13.19
Class R Shares	$14.55	$26.50	$13.65
Class I Shares	$14.95	$27.41	—
Maximum sales charge — Class A Shares	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$15.84	$29.02	$14.76

(a)  Special Value Fund and Small Company Opportunity Fund include securities on loan of $214,137 and $102,458, respectively.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2010

(Amounts in Thousands)

	Special Value Fund	Small Company Opportunity Fund	Large Cap Growth Fund
Investment Income:
Interest income	$38	$63	$8
Dividend income	13,880	7,867	507
Income from securities lending, net	239	150	—
Total Income	14,157	8,080	515
Expenses:
Investment advisory fees	7,553	4,358	633
Administration fees	1,105	512	86
Shareholder servicing fees — Class A Shares	1,904	575	201
12b-1 fees — Class C Shares	393	—	33
12b-1 fees — Class R Shares	862	652	4
Custodian fees	152	78	14
Transfer agent fees	207	95	16
Transfer agent fees — Class A Shares	580	350	12
Transfer agent fees — Class C Shares	96	—	1
Transfer agent fees — Class R Shares	261	147	1
Transfer agent fees — Class I Shares	11	12	—
Trustees' fees	102	48	7
Legal and audit fees	138	67	11
State registration and filing fees	63	44	47
Other expenses	306	135	42
Total Expenses	13,733	7,073	1,108
Expenses waived/reimbursed by Adviser	—	—	(16)
Net Expenses	13,733	7,073	1,092
Net Investment Income (Loss)	424	1,007	(577)
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	143,221	37,124	1,783
Net change in unrealized appreciation/depreciation on investments	71,675	56,460	16,421
Net realized/unrealized gains from investments	214,896	93,584	18,204
Net increase from payment by the sub-administrator (note 4)	87	16	— (a)
Change in net assets resulting from operations	$215,407	$94,607	$17,627

(a)  Rounds to less than $1.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Special Value Fund		Small Company Opportunity Fund		Large Cap Growth Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
From Investment Activities:
Operations:
Net investment income (loss)	$424	$4,504	$1,007	$934	$(577)	$(288)
Net realized gains (losses) from investment transactions	143,221	(300,340)	37,124	(67,216)	1,783	(1,955)
Net change in unrealized appreciation/depreciation on investments	71,675	419,405	56,460	118,432	16,421	14,354
Net increase from payment by the sub-administrator (note 4)	87	—	16	—	— (a)	—
Change in net assets resulting from operations	215,407	123,569	94,607	52,150	17,627	12,111
Distributions to Shareholders:
From net investment income:
Class A Shares	(1,026)	(2,982)	(119)	(415)	—	—
Class C Shares	(3)	—	—	—	—	—
Class R Shares	(13)	(206)	(20)	(213)	—	—
Class I Shares	(700)	(1,038)	(625)	(657)	—	—
Change in net assets resulting from distributions to shareholders	(1,742)	(4,226)	(764)	(1,285)	—	—
Change in net assets from capital transactions	(148,350)	(7,555)	176,864	17,697	40,918	44,797
Change in net assets	65,315	111,788	270,707	68,562	58,545	56,908
Net Assets:
Beginning of period	1,041,788	930,000	406,881	338,319	66,905	9,997
End of period	$1,107,103	$1,041,788	$677,588	$406,881	$125,450	$66,905
Accumulated undistributed net investment income (loss)	$(49)	$425	$222	$(12)	$(2)	$(1)

(a)  Rounds to less than $1.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Special Value Fund		Small Company Opportunity Fund		Large Cap Growth Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
Capital Transactions:
Class A Shares
Proceeds from shares issued	$180,590	$276,610	$111,304	$103,137	$61,346	$55,559
Dividends reinvested	890	2,397	93	287	—	—
Cost of shares redeemed	(315,531)	(307,209)	(91,354)	(102,823)	(20,964)	(11,937)
Total Class A Shares	$(134,051)	$(28,202)	$20,043	$601	$40,382	$43,622
Class C Shares
Proceeds from shares issued	$7,216	$10,767	—	—	$1,755	$1,523
Dividends reinvested	2	—	—	—	—	—
Cost of shares redeemed	(16,017)	(16,235)	—	—	(1,085)	(250)
Total Class C Shares	$(8,799)	$(5,468)	—	—	$670	$1,273
Class R Shares
Proceeds from shares issued	$63,916	$67,033	$79,731	$40,172	$253	$233
Dividends reinvested	12	163	17	185	—	—
Cost of shares redeemed	(61,774)	(37,868)	(68,845)	(21,295)	(387)	(331)
Total Class R Shares	$2,154	$29,328	$10,903	$19,062	$(134)	$(98)
Class I Shares
Proceeds from shares issued	$50,942	$59,516	$193,387	$69,357	—	—
Dividends reinvested	556	977	543	542	—	—
Cost of shares redeemed	(59,152)	(63,706)	(48,012)	(71,865)	—	—
Total Class I Shares	$(7,654)	$(3,213)	$145,918	$(1,966)	—	—
Change in net assets from capital transactions	$(148,350)	$(7,555)	$176,864	$17,697	$40,918	$44,797
Share Transactions:
Class A Shares
Issued	13,050	26,664	4,332	5,405	4,743	6,010
Reinvested	63	242	4	17	—	—
Redeemed	(22,840)	(30,665)	(3,563)	(5,273)	(1,687)	(1,207)
Total Class A Shares	(9,727)	(3,759)	773	149	3,056	4,803
Class C Shares
Issued	550	1,076	—	—	145	158
Reinvested	— (a)	—	—	—	—	—
Redeemed	(1,219)	(1,625)	—	—	(90)	(27)
Total Class C Shares	(669)	(549)	—	—	55	131
Class R Shares
Issued	4,747	6,532	3,260	2,095	20	23
Reinvested	1	17	1	11	—	—
Redeemed	(4,588)	(3,685)	(2,878)	(1,159)	(30)	(34)
Total Class R Shares	160	2,864	383	947	(10)	(11)
Class I Shares
Issued	3,693	5,714	7,573	3,594	—	—
Reinvested	39	99	21	31	—	—
Redeemed	(4,347)	(5,553)	(1,885)	(3,896)	—	—
Total Class I Shares	(615)	260	5,709	(271)	—	—
Change in Shares	(10,851)	(1,184)	6,865	825	3,101	4,923

(a)  Rounds to less than 1.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class A Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$12.25		$10.78	$20.21	$17.19		$16.24
Investment Activities:
Net investment income	0.01		0.06	0.04	0.06		0.05
Net realized and unrealized gains (losses) on investments	2.69		1.46	(8.42)	3.90		2.53
Total from Investment Activities	2.70		1.52	(8.38)	3.96		2.58
Distributions:
Net investment income	(0.02)		(0.05)	(0.03)	(0.10)		(0.05)
Net realized gains on investments	—		—	(1.02)	(0.84)		(1.58)
Total Distributions	(0.02)		(0.05)	(1.05)	(0.94)		(1.63)
Net Asset Value, End of Period	$14.93		$12.25	$10.78	$20.21		$17.19
Total Return (excludes sales charge)	22.04	%(a)	14.21%	(43.55)%	24.11	%(b)	17.39%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$722,165		$711,887	$666,860	$809,314		$411,341
Ratio of net expenses to average net assets	1.18%		1.24%	1.17%	1.17%		1.25%
Ratio of net investment income to average net assets	0.08%		0.52%	0.25%	0.28%		0.31%
Portfolio turnover (c)	97%		165%	188%	125%		204%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class C Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$11.70		$10.34	$19.56	$16.77		$15.95
Investment Activities:
Net investment loss	(0.13)		(0.05)	(0.10)	(0.07)		(0.06)
Net realized and unrealized gains (losses) on investments	2.56		1.41	(8.10)	3.74		2.46
Total from Investment Activities	2.43		1.36	(8.20)	3.67		2.40
Distributions:
Net investment income	—	(a)	—	— (a)	(0.04)		—
Net realized gains from investments	—		—	(1.02)	(0.84)		(1.58)
Total Distributions	—	(a)	—	(1.02)	(0.88)		(1.58)
Net Asset Value, End of Period	$14.13		$11.70	$10.34	$19.56		$16.77
Total Return (excludes contingent deferred sales charge)	20.78	%(b)	13.15%	(44.05)%	22.90	%(c)	16.46%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$36,852		$38,335	$39,543	$49,026		$18,161
Ratio of net expenses to average net assets	2.16%		2.19%	2.13%	2.10%		2.18%
Ratio of net investment loss to average net assets	(0.90)%		(0.42)%	(0.72)%	(0.68)%		(0.66)%
Ratio of gross expenses to average net assets (d)	2.16%		2.28%	2.13%	2.10%		2.23%
Ratio of net investment loss to average net assets (d)	(0.90)%		(0.51)%	(0.72)%	(0.68)%		(0.71)%
Portfolio turnover (e)	97%		165%	188%	125%		204%

(a)  Less than $0.01 per share.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class R Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$11.96		$10.54	$19.82	$16.91		$16.02
Investment Activities:
Net investment income (loss)	(0.03)		0.01	(0.02)	0.01		— (a)
Net realized and unrealized gains (losses) on investments	2.62		1.43	(8.23)	3.81		2.49
Total from Investment Activities	2.59		1.44	(8.25)	3.82		2.49
Distributions:
Net investment income	—	(a)	(0.02)	(0.01)	(0.07)		(0.02)
Net realized gains from investments	—		—	(1.02)	(0.84)		(1.58)
Total Distributions	—	(a)	(0.02)	(1.03)	(0.91)		(1.60)
Net Asset Value, End of Period	$14.55		$11.96	$10.54	$19.82		$16.91
Total Return	21.67	%(b)	13.70%	(43.73)%	23.66	%(c)	17.03%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$182,091		$147,811	$99,985	$118,250		$42,234
Ratio of net expenses to average net assets	1.49%		1.61%	1.56%	1.48%		1.58%
Ratio of net investment income (loss) to average net assets	(0.24)%		0.09%	(0.15)%	(0.04)%		(0.04)%
Portfolio turnover (d)	97%		165%	188%	125%		204%

(a)  Less than $0.01 per share.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class I Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$12.27		$10.79	$20.22	$18.93
Investment Activities:
Net investment income	0.06		0.09	0.09	0.01
Net realized and unrealized gains (losses) on investments	2.68		1.47	(8.41)	1.28
Total from Investment Activities	2.74		1.56	(8.32)	1.29
Distributions:
Net investment income	(0.06)		(0.08)	(0.09)	—
Net realized gains from investments	—		—	(1.02)	—
Total Distributions	(0.06)		(0.08)	(1.11)	—
Net Asset Value, End of Period	$14.95		$12.27	$10.79	$20.22
Total Return (b)	22.38	%(c)	14.64%	(43.35)%	6.81%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$165,995		$143,755	$123,612	$143,257
Ratio of net expenses to average net assets (d)	0.86%		0.87%	0.85%	0.85%
Ratio of net investment income to average net assets (d)	0.40%		0.84%	0.57%	0.41%
Portfolio turnover (e)	97%		165%	188%	125%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class A Shares
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$22.70	$19.76	$29.09	$31.88		$29.44
Investment Activities:
Net investment income	0.03	0.03	0.03	0.11		0.09
Net realized and unrealized gains (losses) on investments	4.63	2.96	(7.83)	2.06		5.14
Total from Investment Activities	4.66	2.99	(7.80)	2.17		5.23
Distributions:
Net investment income	(0.01)	(0.05)	(0.02)	(0.11)		(0.06)
Net realized gains on investments	—	—	(1.51)	(4.85)		(2.73)
Total Distributions	(0.01)	(0.05)	(1.53)	(4.96)		(2.79)
Net Asset Value, End of Period	$27.35	$22.70	$19.76	$29.09		$31.88
Total Return (excludes sales charge)	20.54%	15.21%	(28.13)%	7.33	%(a)	19.56%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$256,084	$195,106	$166,798	$150,621		$83,487
Ratio of net expenses to average net assets	1.43%	1.57%	1.53%	1.20%		1.11%
Ratio of net investment income to average net assets	0.12%	0.16%	0.10%	0.29%		0.32%
Portfolio turnover (b)	66%	93%	115%	75%		73%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class R Shares
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008		Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$22.03	$19.19	$28.31		$31.19		$28.90
Investment Activities:
Net investment income (loss)	(0.02)	0.02	—	(a)	0.02		— (a)
Net realized and unrealized gains (losses) on investments	4.49	2.87	(7.61)		2.02		5.04
Total from Investment Activities	4.47	2.89	(7.61)		2.04		5.04
Distributions:
Net investment income	— (a)	(0.05)	—	(a)	(0.07)		(0.02)
Net realized gains from investments	—	—	(1.51)		(4.85)		(2.73)
Total Distributions	— (a)	(0.05)	(1.51)		(4.92)		(2.75)
Net Asset Value, End of Period	$26.50	$22.03	$19.19		$28.31		$31.19
Total Return	20.31%	15.14%	(28.21)%		7.03	%(b)	19.21%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$147,459	$114,220	$81,279		$114,983		$95,667
Ratio of net expenses to average net assets	1.63%	1.65%	1.62%		1.45%		1.43%
Ratio of net investment income (loss) to average net assets	(0.07)%	0.07%	—	%(c)	0.06%		0.01%
Portfolio turnover (d)	66%	93%	115%		75%		73%

(a)  Less than $0.01 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  Rounds to less than 0.01%.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class I Shares
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$22.73	$19.78	$29.10	$28.99
Investment Activities:
Net investment income	0.11	0.12	0.13	0.02
Net realized and unrealized gains (losses) on investments	4.66	2.96	(7.83)	0.11
Total from Investment Activities	4.77	3.08	(7.70)	0.13
Distributions:
Net investment income	(0.09)	(0.13)	(0.11)	(0.02)
Net realized gains from investments	—	—	(1.51)	—
Total Distributions	(0.09)	(0.13)	(1.62)	(0.02)
Net Asset Value, End of Period	$27.41	$22.73	$19.78	$29.10
Total Return (b)	21.00%	15.80%	(27.83)%	0.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$274,045	$97,555	$90,242	$53,316
Ratio of net expenses to average net assets (c)	1.05%	1.11%	1.04%	1.05%
Ratio of net investment income to average net assets (c)	0.53%	0.66%	0.61%	0.45%
Portfolio turnover (d)	66%	93%	115%	75%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Large Cap Growth Fund
	Class A Shares
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$11.30	$9.95	$16.80	$12.76		$11.81
Investment Activities:
Net investment loss	(0.06)	(0.05)	(0.05)	(0.12)		(0.05)
Net realized and unrealized gains (losses) on investments	2.67	1.40	(6.80)	4.16		1.00
Total from Investment Activities	2.61	1.35	(6.85)	4.04		0.95
Net Asset Value, End of Period	$13.91	$11.30	$9.95	$16.80		$12.76
Total Return (excludes sales charge)	23.10%	13.57%	(40.77)%	31.66	%(a)	8.04%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$120,697	$63,497	$8,119	$4,880		$3,149
Ratio of net expenses to average net assets	1.25%	1.26%	1.39%	1.40%		1.39%
Ratio of net investment loss to average net assets	(0.65)%	(0.59)%	(0.60)%	(0.88)%		(0.76)%
Ratio of gross expenses to average net assets (b)	1.25%	1.26%	1.50%	1.75%		4.16%
Ratio of net investment loss to average net assets (b)	(0.65)%	(0.59)%	(0.71)%	(1.23)%		(3.53)%
Portfolio turnover (c)	51%	92%	131%	54%		52%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Large Cap Growth Fund
	Class C Shares
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$10.81	$9.59	$16.32	$12.48		$11.64
Investment Activities:
Net investment loss	(0.16)	(0.10)	(0.19)	(0.20)		(0.16)
Net realized and unrealized gains (losses) on investments	2.54	1.32	(6.54)	4.04		1.00
Total from Investment Activities	2.38	1.22	(6.73)	3.84		0.84
Net Asset Value, End of Period	$13.19	$10.81	$9.59	$16.32		$12.48
Total Return (excludes contingent deferred sales charge)	22.02%	12.72%	(41.24)%	30.77	%(a)	7.22%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,072	$2,746	$1,183	$1,305		$781
Ratio of net expenses to average net assets	2.10%	2.10%	2.10%	2.10%		2.10%
Ratio of net investment loss to average net assets	(1.48)%	(1.45)%	(1.35)%	(1.59)%		(1.51)%
Ratio of gross expenses to average net assets (b)	2.29%	2.66%	2.75%	3.64%		5.53%
Ratio of net investment loss to average net assets (b)	(1.67)%	(1.99)%	(2.00)%	(3.13)%		(4.94)%
Portfolio turnover (c)	51%	92%	131%	54%		52%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Large Cap Growth Fund
	Class R Shares
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$11.13	$9.83	$16.65	$12.67		$11.76
Investment Activities:
Net investment loss	(0.16)	(0.10)	(0.07)	(0.13)		(0.07)
Net realized and unrealized gains (losses) on investments	2.68	1.40	(6.75)	4.11		0.98
Total from Investment Activities	2.52	1.30	(6.82)	3.98		0.91
Net Asset Value, End of Period	$13.65	$11.13	$9.83	$16.65		$12.67
Total Return	22.64%	13.22%	(40.96)%	31.41	%(a)	7.74%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$681	$662	$695	$566		$351
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%		1.65%
Ratio of net investment loss to average net assets	(1.02)%	(0.94)%	(0.87)%	(1.13)%		(1.00)%
Ratio of gross expenses to average net assets (b)	2.84%	3.20%	3.28%	4.78%		5.39%
Ratio of net investment loss to average net assets (b)	(2.21)%	(2.49)%	(2.50)%	(4.26)%		(4.74)%
Portfolio turnover (c)	51%	92%	131%	54%		52%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Balanced Fund  October 31, 2010

(Amounts in Thousands Except for Shares)

Security Description	Shares or Principal Amount	Value
Collateralized Mortgage Obligations (1.7%)
Bear Stearns Commercial Mortgage Securities, Series 2001-T0P4, Class A3, 5.61%, 11/15/33	$155	$159
Chase Mortgage Finance Corp.
Series 2005-A1, Class M, 5.29% (a), 12/25/35	308	18
Series 2007-A1, Class 1B2, 3.27% (a), 2/25/37	93	12
Series 2007-A1, Class 1M, 3.27% (a), 2/25/37	167	53
Series 2007-S1, Class AM, 6.00%, 2/25/37	81	5
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A2, 5.73% (a), 3/15/49 (b)	240	256
Series 2006-C4, Class AM, 5.73% (a), 3/15/49	95	95
Federal Home Loan Mortgage Corp., Structured Pass Through Securities, Series T-42, Class A5, 7.50%, 2/25/42	134	158
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A5, 5.28% (a), 8/10/38	175	189
JPMorgan Mortgage Trust
Series 2005-A1, Class IB1, 4.90% (a), 2/25/35	207	114
Series 2005-A2, Class B1, 4.35% (a), 4/25/35	305	103
Series 2005-A3, Class 1B1, 4.62% (a), 6/25/35	295	43
Series 2005-A4, Class B1, 4.80% (a), 7/25/35	203	48
Series 2005-A6, Class 1B1, 4.60% (a), 9/25/35	242	36
Series 2006-A1, Class B1, 5.01% (a), 2/25/36	237	17
Series 2006-A2, Class IB1, 5.69% (a), 4/25/36	278	10
Series 2006-S4, Class B1, 6.30% (a), 1/25/37	119	0
Series 2007-A1, Class B1, 3.76% (a), 7/25/35	135	14
Series 2007-A4, Class B1, 5.84% (a), 6/25/37	157	6
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4, 5.29% (a), 1/12/44	40	44
Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.65% (a), 6/11/17	210	233
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class CB2, 3.23% (a), 8/25/34	86	7
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class B1, 3.07% (a), 4/25/34	107	23
Total Collateralized Mortgage Obligations (Cost $3,984)		1,643
Commercial Paper (5.1%)
BNP Paribas Finance, Inc., 0.21% (c), 11/1/10	5,004	5,004
Total Commercial Paper (Cost $5,004)		5,004
Common Stocks (64.1%)
Aerospace/Defense (0.9%):
Raytheon Co.	19,300	889
Airlines (0.9%):
Southwest Airlines Co.	65,000	894
Automotive (1.7%):
Ford Motor Co. (d) (e)	67,800	958
PACCAR, Inc.	13,000	666
		1,624

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2010

(Amounts in Thousands Except for Shares)

Security Description	Shares	Value
Banks (2.4%):
Bank of America Corp.	74,600	$854
JPMorgan Chase & Co.	40,800	1,535
		2,389
Beverages (0.9%):
Dr Pepper Snapple Group, Inc.	25,200	921
Biotechnology (0.2%):
Amgen, Inc. (d)	3,280	188
Brokerage Services (1.6%):
Charles Schwab Corp.	99,644	1,535
Chemicals (0.6%):
Monsanto Co.	9,796	582
Commercial Services (1.0%):
Paychex, Inc.	33,671	933
Computers & Peripherals (2.6%):
EMC Corp. (d)	118,969	2,500
Electronics (1.9%):
General Electric Co.	17,653	283
Johnson Controls, Inc.	44,600	1,566
		1,849
Engineering (1.0%):
ABB Ltd., Sponsored ADR	49,700	1,028
Environmental Control (0.6%):
Waste Management, Inc.	15,200	543
Financial Services (2.0%):
Morgan Stanley	48,000	1,194
Western Union Co.	41,788	735
		1,929
Food Processing & Packaging (2.3%):
Kellogg Co.	2,573	129
Kraft Foods, Inc., Class A	44,293	1,430
Nestle SA, Sponsored ADR	12,086	663
		2,222
Health Care (0.8%):
Medtronic, Inc.	23,300	820
Home Builders (0.5%):
Toll Brothers, Inc. (d)	28,116	504
Insurance (3.1%):
MetLife, Inc. (e)	34,422	1,389
The Chubb Corp.	12,600	731
The Travelers Cos., Inc.	17,214	950
		3,070

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2010

(Amounts in Thousands Except for Shares)

Security Description	Shares	Value
Internet Business Services (3.4%):
eBay, Inc. (d)	5,926	$177
Google, Inc., Class A (d)	5,050	3,095
		3,272
Investment Companies (0.6%):
Invesco Ltd.	24,230	557
Manufacturing — Diversified (0.5%):
Ingersoll-Rand PLC	11,800	464
Office Equipment & Supplies (1.3%):
Staples, Inc.	63,900	1,308
Oil & Gas Exploration — Production & Services (1.1%):
Anadarko Petroleum Corp.	12,808	789
ENSCO International PLC, Sponsored ADR	6,800	315
		1,104
Oil Companies — Integrated (2.5%):
Exxon Mobil Corp.	36,000	2,393
Oilfield Services & Equipment (4.7%):
Halliburton Co. (e)	68,199	2,173
Schlumberger Ltd.	34,056	2,380
		4,553
Pharmaceuticals (6.4%):
Abbott Laboratories	17,100	878
Johnson & Johnson	11,900	758
Merck & Co., Inc.	42,500	1,542
Pfizer, Inc.	114,800	1,997
Teva Pharmaceutical Industries Ltd., Sponsored ADR	20,300	1,053
		6,228
Retail (1.3%):
Target Corp.	24,317	1,263
Retail — Department Stores (1.1%):
Macy's, Inc.	45,200	1,069
Retail — Specialty Stores (2.0%):
Lowe's Cos., Inc.	90,193	1,924
Semiconductors (0.2%):
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (e)	17,595	192
Software & Computer Services (4.0%):
Autodesk, Inc. (d)	18,400	666
Microsoft Corp.	46,654	1,243
Oracle Corp.	67,729	1,991
		3,900
Steel (1.2%):
Nucor Corp.	30,492	1,165

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2010

(Amounts in Thousands Except for Shares)

Security Description	Shares or Principal Amount	Value
Telecommunications (0.8%):
Qwest Communications International, Inc.	116,129	$766
Telecommunications — Services & Equipment (3.0%):
QUALCOMM, Inc.	64,300	2,902
Transportation Services (1.9%):
United Parcel Service, Inc., Class B	27,835	1,874
Utilities — Electric (1.0%):
Exelon Corp.	23,300	951
Utilities — Telecommunications (2.1%):
Verizon Communications, Inc.	61,900	2,010
Total Common Stocks (Cost $53,903)		62,315
Corporate Bonds (5.0%)
Aerospace/Defense (0.4%):
Raytheon Co.
3.13%, 10/15/20	$150	147
4.88%, 10/15/40	230	226
		373
Automotive (0.1%):
DaimlerChrysler North America Holding Corp.
7.30%, 1/15/12	27	29
8.50%, 1/18/31	22	29
		58
Banks (0.2%):
Bank of America Corp., 6.25%, 4/15/12 (e)	60	64
Inter-American Development Bank, 4.50%, 9/15/14	70	79
International Bank Recon & Development, 7.63%, 1/19/23	15	22
Wells Fargo & Co., 5.13%, 9/15/16	5	5
		170
Beverages (0.4%):
Coca-Cola Enterprises, Inc., 8.50%, 2/1/12	27	30
PepsiCo, Inc.
3.13%, 11/1/20	205	202
4.88%, 11/1/40	140	139
		371
Chemicals (0.0%):
Eastman Chemical, 7.60%, 2/1/27	11	13
Computers & Peripherals (0.1%):
International Business Machines Corp., 6.50%, 1/15/28 (e)	50	61
Cosmetics & Toiletries (0.1%):
Kimberly-Clark Corp.
5.00%, 8/15/13	25	27
6.25%, 7/15/18	25	31
Procter & Gamble Co., 4.95%, 8/15/14	20	23
		81

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Electric Integrated (1.2%):
CMS Energy Corp., 6.88%, 12/15/15	$205	$231
Dominion Resources, Inc.
Series A, 5.60%, 11/15/16	50	59
Series C, 5.15%, 7/15/15	30	34
DTE Energy Co., 6.38%, 4/15/33 (b)	370	390
KCP&L Greater Missouri, 7.95%, 2/1/11	260	264
MidAmerican Energy Holdings, 6.50%, 9/15/37	45	52
Pacific Gas & Electric Co.
4.80%, 3/1/14	31	34
6.05%, 3/1/34 (e)	28	31
Progress Energy, Inc., 6.85%, 4/15/12	37	40
Southern California Edison Co., 5.63%, 2/1/36	28	31
		1,166
Financial Services (0.7%):
Boeing Capital Corp., 5.80%, 1/15/13	18	20
Caterpillar Financial Service Corp., 4.60%, 1/15/14, MTN	15	16
Citigroup, Inc., 5.00%, 9/15/14	5	5
Credit Suisse First Boston USA, Inc., 6.50%, 1/15/12 (e)	75	80
Fifth Third Capital Trust IV, 6.50% (a), 4/15/37,Callable 4/15/17 @ 100	50	48
General Electric Capital Corp., Series A, 6.15%, 8/7/37, MTN	40	42
Goldman Sachs Group, Inc., 5.75%, 10/1/16	70	78
HSBC Finance Corp., 6.75%, 5/15/11	52	54
Textron Financial Corp., 6.00% (a), 2/15/67,Callable 2/15/17 @ 100 (f)	384	303
Unilever Capital Corp., 5.90%, 11/15/32	18	21
		667
Food Distributors, Supermarkets & Wholesalers (0.0%):
Kroger Co., 7.50%, 4/1/31	17	21
Health Care (0.0%):
WellPoint, Inc.
6.80%, 8/1/12	20	22
5.95%, 12/15/34	25	26
		48
Insurance (0.1%):
Cigna Corp., 7.00%, 1/15/11	10	10
Marsh & Mclennan Cos., Inc., 5.75%, 9/15/15	36	40
MetLife, Inc., 5.38%, 12/15/12	30	33
		83
Internet Business Services (0.2%):
eBay, Inc., 3.25%, 10/15/20,Callable 7/15/20 @ 100	215	212
Manufacturing — Diversified (0.2%):
Parker Hannifin Corp., 3.50%, 9/15/22, MTN	220	222
Manufacturing — Miscellaneous (0.1%):
Weyerhaeuser Co., 7.70%, 2/15/26	70	72
Media (0.0%):
News America, Inc., 6.20%, 12/15/34	24	26
Time Warner, Inc., 6.88%, 5/1/12	15	16
		42

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Pharmaceuticals (0.1%):
Wyeth
6.95%, 3/15/11	$25	$26
6.50%, 2/1/34	40	48
		74
Pipelines (0.1%):
Enterprise Products Operating LP, 7.50%, 2/1/11	55	56
Radio & Television (0.2%):
CBS Corp., 5.90%, 10/15/40,Callable 4/15/40 @ 100 (e)	100	97
Comcast Corp.
4.95%, 6/15/16 (e)	55	62
6.45%, 3/15/37	50	55
Cox Communications, Inc., 7.13%, 10/1/12	40	44
		258
Railroads (0.1%):
Burlington Northern Santa Fe, Inc.
7.13%, 12/15/10	20	20
5.75%, 3/15/18	25	29
		49
Retail — Discount (0.1%):
Target Corp., 5.88%, 3/1/12 (e)	33	35
Wal-Mart Stores, Inc., 4.13%, 2/15/11	31	32
		67
Software & Computer Services (0.0%):
Oracle Corp., 5.75%, 4/15/18	40	47
Telecommunications (0.1%):
France Telecom SA, 2.13%, 9/16/15	110	112
Telecommunications — Cellular (0.1%):
New Cingular Wireless Services, 8.13%, 5/1/12 (e)	23	25
Vodafone Group PLC
5.63%, 2/27/17 (e)	20	23
6.15%, 2/27/37	20	23
		71
Telecommunications — Equipment (0.0%):
Motorola, Inc., 7.63%, 11/15/10	17	17
Utilities — Natural Gas (0.4%):
Southern Union Co., 7.60%, 2/1/24	354	401
Total Corporate Bonds (Cost $4,610)		4,812
Municipal Bonds (0.1%)
Illinois (0.1%):
State Taxable Pension, GO, 5.10%, 6/1/33	70	56
Total Municipal Bonds (Cost $69)		56

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
U.S. Government Agency Securities (0.1%)
Federal Home Loan Bank, 0.75%, 1/18/11	$55	$55
Total U.S. Government Agency Securities (Cost $55)		55
U.S. Government Mortgage Backed Agencies (8.2%)
Federal Home Loan Mortgage Corp.
4.50%, 12/1/39 (b)	360	380
5.00%, 6/1/33	130	139
6.50%, 5/1/26-11/1/34	68	76
7.00%, 7/1/29-5/1/35	101	114
8.00%, 6/1/30	4	5
Federal National Mortgage Assoc.
4.00%, 11/25/40 (g)	448	462
4.50%, 1/1/35-11/25/40 (b) (g)	1,173	1,235
5.00%, 11/1/33-11/25/40 (b)	997	1,076
5.50%, 1/1/33-11/25/40 (g)	1,240	1,338
6.00%, 10/1/29-11/25/40 (b) (g)	729	798
6.50%, 3/1/29-11/25/40 (g)	372	415
7.00%, 12/1/27	3	3
7.50%, 11/1/29	18	21
8.00%, 11/1/19-3/1/30	61	71
8.50%, 11/1/17	3	4
10.00%, 11/1/13	6	7
10.50%, 11/1/13	7	8
11.00%, 11/1/13	8	9
Government National Mortgage Assoc.
4.50%, 11/20/40 (g)	557	592
5.00%, 11/20/40 (g)	465	500
5.50%, 2/20/40-11/20/40 (b) (g)	367	397
6.50%, 1/15/39	171	191
7.50%, 2/15/35	137	164
Total U.S. Government Mortgage Backed Agencies (Cost $7,655)		8,005
U.S. Treasury Obligations (17.6%)
U.S. Treasury Bonds, 4.38%, 5/15/40	1,534	1,634
U.S. Treasury Notes
4.25%, 1/15/11	3,575	3,605
1.13%, 6/30/11	6,270	6,308
4.63%, 7/31/12 (e)	128	138
1.25%, 9/30/15 (e)	1,421	1,427
2.63%, 8/15/20	3,978	3,982
Total U.S. Treasury Obligations (Cost $17,155)		17,094

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Short-Term Securities Held as Collateral for Securities Lending (7.9%)
Pool of various securities for Victory Trusts	$7,714	$7,714
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $7,714)		7,714
Total Investments (Cost $100,149) — 109.8%		106,698
Liabilities in excess of other assets — (9.8)%		(9,485)
NET ASSETS — 100.0%		$97,213

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/10.

(b)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(c)  Rate represents the effective yield at purchase.

(d)  Non-income producing security.

(e)  A portion or all of the security was held on loan.

(f)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(g)  Security purchased on a "when-issued" basis.

ADR — American Depositary Receipt

GO — General Obligation

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Investment Grade Convertible Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Commercial Paper (1.3%)
BNP Paribas Finance, Inc., 0.21% (a), 11/1/10	$385	$385
Total Commercial Paper (Cost $385)		385
Convertible Corporate Bonds (78.7%)
Audio & Video Products (0.4%):
Dominion Resources, Inc., Convertible Subordinated Notes, Series C, 2.13%, 12/15/23 (b)	98	120
Banks (1.9%):
U.S. Bancorp, Convertible Subordinated Notes, 0.00% (c), 12/11/35	560	557
Beverages (1.1%):
Molson Coors Brewing Co., Convertible Subordinated Notes, 2.50%, 7/30/13	280	314
Building — Residential & Commercial (1.5%):
Fluor Corp., Convertible Subordinated Notes, 1.50%, 2/15/24 (d)	265	459
Computers & Peripherals (5.2%):
EMC Corp., Convertible Subordinated Notes
1.75%, 12/1/13 (e)	80	114
1.75%, 12/1/13	880	1,255
International Game Technology, Convertible Subordinated Notes, 3.25%, 5/1/14 (e)	185	206
		1,575
Consumer Products (2.3%):
BorgWarner, Inc., Convertible Subordinated Notes, 3.50%, 4/15/12	220	390
Wyndham Worldwide Corp., Convertible Subordinated Notes, 3.50%, 5/1/12	125	290
		680
Entertainment (1.6%):
Carnival Corp., Convertible Subordinated Notes, 2.00%, 4/15/21 (d)	431	475
Financial Services (4.8%):
Affiliated Managers Group, Inc., Convertible Subordinated Notes, 3.95%, 8/15/38 (d)	585	614
Janus Capital Group, Inc., Convertible Subordinated Notes, 3.25%, 7/15/14	135	149
Jefferies Group, Inc., Convertible Subordinated Notes, 3.88%, 11/1/29,Callable 11/1/17 @ 100	435	444
Rayonier TRS Holdings, Inc., Convertible Subordinated Notes, 4.50%, 8/15/15 (e)	195	238
		1,445
Health Care (10.7%):
Allergan, Inc., Convertible Subordinated Notes, 1.50%, 4/1/26,Callable 4/5/11 @ 100 (d)	435	517
Amgen, Inc., Convertible Subordinated Notes, 0.38%, 2/1/13	1,130	1,133
Life Technologies Corp., Convertible Subordinated Notes, 1.50%, 2/15/24,Callable 2/15/12 @ 100	455	530
Medtronic, Inc., Convertible Subordinated Notes
1.63%, 4/15/13 (e)	840	845
1.63%, 4/15/13	200	201
		3,226

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Investment Grade Convertible Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Machinery — Diversified (4.1%):
Ingersoll-Rand Co. Ltd., Convertible Subordinated Notes, 4.50%, 4/15/12	$165	$368
Stanley Black & Decker, Inc., Convertible Subordinated Notes, 0.00% (c), 5/17/12	315	363
Textron, Inc., Convertible Subordinated Notes, 4.50%, 5/1/13	295	510
		1,241
Manufacturing — Miscellaneous (8.7%):
3M Co., Convertible Subordinated Notes, 0.00% (c), 11/21/32	825	761
Alcoa, Inc., Convertible Subordinated Notes, 5.25%, 3/15/14	350	756
Danaher Corp., Convertible Subordinated Notes, 0.00%, 1/22/21 (f)	390	491
Navistar International Corp., Convertible Subordinated Notes, 3.00%, 10/15/14	155	186
Owens-Brockway Glass Container, Inc., Convertible Subordinated Notes, 3.00%, 6/1/15 (e)	125	125
Thermo Fisher Scientific, Inc., Convertible Subordinated Notes, 3.25%, 3/1/24 (d)	215	285
		2,604
Metals (1.4%):
Allegheny Technologies, Inc., Convertible Subordinated Notes, 4.25%, 6/1/14	295	434
Mining (3.0%):
Newmont Mining Corp., Convertible Subordinated Notes
3.00%, 2/15/12	35	49
1.63%, 7/15/17 (e) (f)	600	864
		913
Oil & Gas Exploration — Production & Services (4.9%):
Nabors Industries, Inc., Convertible Subordinated Notes, 0.94%, 5/15/11	415	413
Transocean, Inc., Convertible Subordinated Notes
Series B, 1.50%, 12/15/37 (d)	650	637
Series C, 1.50%, 12/15/37 (d)	425	411
		1,461
Oilfield Services & Equipment (2.5%):
Cameron International Corp., Convertible Subordinated Notes, 2.50%, 6/15/26,Callable 6/20/11 @ 100	585	755
Pharmaceuticals (5.7%):
Alza Corp., Convertible Subordinated Notes, 0.00%, 7/28/20 (f)	612	557
Teva Pharmaceutical Finance LLC, Convertible Subordinated Notes Series C, 0.25%, 2/1/26 (d)	700	824
1.75%, 2/1/26 (d)	305	342
		1,723
Railroads (1.0%):
CSX Corp., Convertible Subordinated Notes, 0.00%, 10/30/21 (f)	140	305
Real Estate Investment Trusts (8.5%):
Boston Properties LP, Convertible Subordinated Notes 3.63%, 2/15/14 (e)	280	303
2.88%, 2/15/37, Callable 2/20/12 @ 100	75	76
Duke Realty LP, Convertible Subordinated Notes, 3.75%, 12/1/11 (e)	80	81

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Investment Grade Convertible Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
ERP Operating LP, Convertible Subordinated Notes, 3.85%, 8/15/26,Callable 8/18/11 @ 100	$345	$360
Health Care REIT, Inc., Convertible Subordinated Notes
4.75%, 12/1/26, Callable 12/1/11 @ 100	200	224
4.75%, 7/15/27, Callable 7/15/12 @ 100	285	323
ProLogis Trust, Convertible Subordinated Notes
3.25%, 3/15/15	195	214
2.25%, 4/1/37 (d)	695	692
Vornado Realty Trust, Convertible Subordinated Notes, 3.88%, 4/15/25 (d)	255	292
		2,565
Retail — Specialty Stores (2.1%):
Best Buy Co., Inc., Convertible Subordinated Notes, 2.25%, 1/15/22 (f)	555	616
Semiconductors (4.1%):
Intel Corp., Convertible Subordinated Notes
2.95%, 12/15/35 (f)	1,040	1,045
3.25%, 8/1/39 (e) (f)	165	196
		1,241
Software & Computer Services (3.2%):
Microsoft Corp., Convertible Subordinated Notes, 0.00%, 6/15/13 (e)	310	325
Symantec Corp., Convertible Subordinated Notes, 1.00%, 6/15/13	300	337
Xilinx, Inc., Convertible Subordinated Notes, 2.63%, 6/15/17 (e)	260	298
		960
Total Convertible Corporate Bonds (Cost $21,085)		23,669
Common Stocks (0.2%)
Consumer Products (0.2%):
Newell Rubbermaid, Inc.	3,800	67
Total Common Stocks (Cost $33)		67
Convertible Preferred Stocks (18.6%)
Consumer Products (3.6%):
Archer Daniels Midland Co., 6.25%	25,000	1,081
Energy (2.0%):
Apache Corp., Series D, 6.00%	5,500	320
NextEra Energy, Inc., 7.00%	3,735	189
PPL Corp., 9.50%	1,500	84
		593
Financial Services (8.9%):
Aspen Insurance Holdings Ltd., Series AHL, 5.63%	5,510	295
Newell Financial Trust I, 5.25% (d)	15,000	630
Reinsurance Group America, Inc., 5.75%	5,954	386
Wells Fargo & Co., Series L, Class A, 7.50%	1,376	1,376
		2,687

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Investment Grade Convertible Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Savings & Loans (4.1%):
New York Community Capital Trust V, 6.00%	14,800	$720
Sovereign Capital Trust IV, 4.38%	13,024	527
		1,247
Total Convertible Preferred Stocks (Cost $4,829)		5,608
Total Investments (Cost $26,332) — 98.8%		29,729
Other assets in excess of liabilities — 1.2%		354
NET ASSETS — 100.0%		$30,083

(a)  Rate represents the effective yield at purchase.

(b)  Continuously callable with 20 days notice.

(c)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/10.

(d)  Continuously callable with 30 days notice.

(e)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(f)  Continuously callable with 15 days notice.

LLC — Limited Liability Co.

LP — Limited Partnership

REIT — Real Estate Investment Trust

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2010

(Amounts in Thousands, Except Per Share Amounts)

	Balanced Fund	Investment Grade Convertible Fund
ASSETS:
Investments, at value (Cost $100,149 and $26,332) (a)	$106,698	$29,729
Cash	50	50
Interest and dividends receivable	330	126
Receivable for capital shares issued	100	221
Receivable for investments sold	4,209	4
Receivable from Adviser	3	1
Prepaid expenses	14	8
Total Assets	111,404	30,139
LIABILITIES:
Payable for investments purchased	6,377	17
Payable for capital shares redeemed	7	6
Payable for return of collateral received	7,724	—
Accrued expenses and other payables:
Investment advisory fees	49	19
Administration fees	8	3
Custodian fees	3	1
Transfer agent fees	5	1
Shareholder servicing fees	6	4
12b-1 fees	3	—
Other accrued expenses	9	5
Total Liabilities	14,191	56
NET ASSETS:
Capital	104,297	34,409
Distributions in excess of net investment income	(7)	(190)
Accumulated net realized losses from investments	(13,626)	(7,533)
Net unrealized appreciation on investments	6,549	3,397
Net Assets	$97,213	$30,083
Net Assets
Class A Shares	$27,560	$17,824
Class C Shares	1,014	—
Class R Shares	4,678	—
Class I Shares	63,961	12,259
Total	$97,213	$30,083
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	2,318	1,660
Class C Shares	86	—
Class R Shares	394	—
Class I Shares	5,387	1,142
Total	8,185	2,802
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$11.89	$10.74
Class C Shares (c)	$11.83	—
Class R Shares	$11.88	—
Class I Shares	$11.87	$10.74
Maximum sales charge — Class A Shares	5.75%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$12.62	$10.96

(a)  Balanced Fund includes securities on loan of $7,461.

(b)  Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2010

(Amounts in Thousands)

	Balanced Fund	Investment Grade Convertible Fund
Investment Income:
Interest income	$1,570	$471
Dividend income	1,230	385
Income from securities lending, net	8	—
Total Income	2,808	856
Expenses:
Investment advisory fees	593	219
Administration fees	120	37
Shareholder servicing fees — Class A Shares	76	44
12b-1 fees — Class C Shares	10	—
12b-1 fees — Class R Shares	22	—
Custodian fees	36	7
Transfer agent fees	18	5
Transfer agent fees — Class A Shares	6	4
Transfer agent fees — Class C Shares	1	—
Transfer agent fees — Class R Shares	2	—
Transfer agent fees — Class I Shares	5	1
Trustees' fees	9	3
Legal and audit fees	12	3
State registration and filing fees	51	29
Other expenses	19	8
Total Expenses	980	360
Expenses waived/reimbursed by Adviser	(35)	(8)
Net Expenses	945	352
Net Investment Income	1,863	504
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	6,742	767
Net change in unrealized appreciation/depreciation on investments	1,384	2,143
Net realized/unrealized gains from investments	8,126	2,910
Net increase from payment by the sub-administrator (note 4)	90	36
Change in net assets resulting from operations	$10,079	$3,450

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Balanced Fund		Investment Grade Convertible Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
From Investment Activities:
Operations:
Net investment income	$1,863	$2,268	$504	$760
Net realized gains (losses) from investment transactions	6,742	(15,146)	767	(3,321)
Net change in unrealized appreciation/ depreciation on investments	1,384	21,579	2,143	9,180
Net increase from payment by the sub-administrator (note 4)	90	—	36	—
Change in net assets resulting from operations	10,079	8,701	3,450	6,619
Distributions to Shareholders:
From net investment income:
Class A Shares	(623)	(730)	(761)	(500)
Class C Shares	(13)	(13)	—	—
Class R Shares	(73)	(75)	—	—
Class I Shares	(1,522)	(1,686)	(550)	(263)
Change in net assets resulting from distributions to shareholders	(2,231)	(2,504)	(1,311)	(763)
Change in net assets from capital transactions	(8,214)	164	(2,255)	(2,854)
Change in net assets	(366)	6,361	(116)	3,002
Net Assets:
Beginning of period	97,579	91,218	30,199	27,197
End of period	$97,213	$97,579	$30,083	$30,199
Accumulated undistributed (distributions in excess of) net investment income	$(7)	$105	$(190)	$454

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Balanced Fund		Investment Grade Convertible Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,758	$6,696	$2,549	$4,946
Dividends reinvested	595	693	629	435
Cost of shares redeemed	(8,769)	(6,335)	(5,963)	(6,961)
Total Class A Shares	$(6,416)	$1,054	$(2,785)	$(1,580)
Class C Shares
Proceeds from shares issued	$425	$512	—	—
Dividends reinvested	10	10	—	—
Cost of shares redeemed	(390)	(141)	—	—
Total Class C Shares	$45	$381	—	—
Class R Shares
Proceeds from shares issued	$1,027	$1,374	—	—
Dividends reinvested	66	66	—	—
Cost of shares redeemed	(868)	(519)	—	—
Total Class R Shares	$225	$921	—	—
Class I Shares
Proceeds from shares issued	$5,099	$4,318	$3,901	$3,565
Dividends reinvested	1,522	1,685	549	263
Cost of shares redeemed	(8,689)	(8,195)	(3,920)	(5,102)
Total Class I Shares	$(2,068)	$(2,192)	$530	$(1,274)
Change in net assets from capital transactions	$(8,214)	$164	$(2,255)	$(2,854)
Share Transactions:
Class A Shares
Issued	152	680	247	580
Reinvested	52	71	61	49
Redeemed	(764)	(646)	(578)	(783)
Total Class A Shares	(560)	105	(270)	(154)
Class C Shares
Issued	37	53	—	—
Reinvested	1	1	—	—
Redeemed	(34)	(14)	—	—
Total Class C Shares	4	40	—	—
Class R Shares
Issued	90	139	—	—
Reinvested	6	7	—	—
Redeemed	(76)	(53)	—	—
Total Class R Shares	20	93	—	—
Class I Shares
Issued	442	433	380	403
Reinvested	133	172	53	29
Redeemed	(762)	(838)	(380)	(615)
Total Class I Shares	(187)	(233)	53	(183)
Change in Shares	(723)	5	(217)	(337)

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class A Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$10.97		$10.26	$15.54	$13.89		$12.58
Investment Activities:
Net investment income	0.19		0.24	0.27	0.28		0.21
Net realized and unrealized gains (losses) on investments	0.97		0.73	(3.74)	1.78		1.32
Total from Investment Activities	1.16		0.97	(3.47)	2.06		1.53
Distributions:
Net investment income	(0.24)		(0.26)	(0.28)	(0.26)		(0.22)
Net realized gains from investments	—		—	(1.53)	(0.15)		—
Total Distributions	(0.24)		(0.26)	(1.81)	(0.41)		(0.22)
Net Asset Value, End of Period	$11.89		$10.97	$10.26	$15.54		$13.89
Total Return (excludes sales charge)	10.67	%(a)	9.83%	(24.92)%	15.11	%(b)	12.25%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$27,560		$31,560	$28,442	$45,744		$121,807
Ratio of net expenses to average net assets	1.15%		1.14%	1.15%	1.09%		1.18%
Ratio of net investment income to average net assets	1.69%		2.37%	2.07%	1.87%		1.55%
Portfolio turnover (c)	238%		241%	201%	171%		153%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.10% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class C Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$10.91		$10.21	$15.49	$13.87		$12.56
Investment Activities:
Net investment income	0.09		0.14	0.16	0.14		0.11
Net realized and unrealized gains (losses) on investments	0.97		0.74	(3.73)	1.77		1.31
Total from Investment Activities	1.06		0.88	(3.57)	1.91		1.42
Distributions:
Net investment income	(0.14)		(0.18)	(0.18)	(0.14)		(0.11)
Net realized gains from investments	—		—	(1.53)	(0.15)		—
Total Distributions	(0.14)		(0.18)	(1.71)	(0.29)		(0.11)
Net Asset Value, End of Period	$11.83		$10.91	$10.21	$15.49		$13.87
Total Return (excludes contingent deferred sales charge)	9.83	%(a)	8.90%	(25.61)%	13.95	%(b)	11.35%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,014		$897	$430	$566		$416
Ratio of net expenses to average net assets	2.00%		2.00%	2.00%	2.00%		2.00%
Ratio of net investment income to average net assets	0.85%		1.43%	1.22%	0.95%		0.71%
Ratio of gross expenses to average net assets (c)	3.00%		3.04%	4.15%	3.88%		4.06%
Ratio of net investment income to average net assets (c)	(0.15)%		0.39%	(0.93)%	(0.93)%		(1.35)%
Portfolio turnover (d)	238%		241%	201%	171%		153%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.10% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class R Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$10.96		$10.25	$15.54	$13.90		$12.59
Investment Activities:
Net investment income	0.14		0.19	0.21	0.19		0.14
Net realized and unrealized gains (losses) on investments	0.97		0.74	(3.74)	1.79		1.33
Total from Investment Activities	1.11		0.93	(3.53)	1.98		1.47
Distributions:
Net investment income	(0.19)		(0.22)	(0.23)	(0.19)		(0.16)
Net realized gains from investments	—		—	(1.53)	(0.15)		—
Total Distributions	(0.19)		(0.22)	(1.76)	(0.34)		(0.16)
Net Asset Value, End of Period	$11.88		$10.96	$10.25	$15.54		$13.90
Total Return	10.22	%(a)	9.39%	(25.31)%	14.48	%(b)	11.78%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,678		$4,102	$2,882	$3,908		$3,800
Ratio of net expenses to average net assets	1.59%		1.57%	1.60%	1.60%		1.60%
Ratio of net investment income to average net assets	1.25%		1.91%	1.62%	1.35%		1.12%
Ratio of gross expenses to average net assets (c)	1.59%		1.62%	1.73%	1.74%		1.73%
Ratio of net investment income to average net assets (c)	1.25%		1.85%	1.49%	1.20%		0.99%
Portfolio turnover (d)	238%		241%	201%	171%		153%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.10% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class I Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$10.95		$10.24	$15.52	$14.80
Investment Activities:
Net investment income	0.24		0.27	0.32	0.05
Net realized and unrealized gains (losses) on investments	0.96		0.74	(3.74)	0.72
Total from Investment Activities	1.20		1.01	(3.42)	0.77
Distributions:
Net investment income	(0.28)		(0.30)	(0.33)	(0.05)
Net realized gains from investments	—		—	(1.53)	—
Total Distributions	(0.28)		(0.30)	(1.86)	(0.05)
Net Asset Value, End of Period	$11.87		$10.95	$10.24	$15.52
Total Return (b)	11.05	%(c)	10.23%	(24.70)%	5.22%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$63,961		$61,020	$59,464	$87,385
Ratio of net expenses to average net assets (d)	0.80%		0.80%	0.80%	0.80%
Ratio of net investment income to average net assets (d)	2.04%		2.72%	2.42%	2.13%
Ratio of gross expenses to average net assets (d) (e)	0.84%		0.86%	0.84%	0.83%
Ratio of net investment income to average net assets (d) (e)	2.00%		2.66%	2.38%	2.10%
Portfolio turnover (f)	238%		241%	201%	171%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.10% lower.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Investment Grade Convertible Fund
	Class A Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$10.00		$8.11	$14.70	$13.33		$12.39
Investment Activities:
Net investment income	0.18		0.25	0.24 (a)	0.30		0.13
Net realized and unrealized gains (losses) on investments	1.01		1.88	(4.99)	1.47		0.98
Total from Investment Activities	1.19		2.13	(4.75)	1.77		1.11
Distributions:
Net investment income	(0.45)		(0.24)	(0.72)	(0.09)		(0.17)
Net realized gains from investments	—		—	(1.12)	(0.31)		—
Total Distributions	(0.45)		(0.24)	(1.84)	(0.40)		(0.17)
Net Asset Value, End of Period	$10.74		$10.00	$8.11	$14.70		$13.33
Total Return (excludes sales charge)	12.16	%(b)	26.62%	(36.34)%	13.61	%(c)	9.04%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$17,824		$19,310	$16,895	$51,413		$62,237
Ratio of net expenses to average net assets	1.34%		1.31%	1.25%	1.24%		1.36%
Ratio of net investment income to average net assets	1.59%		2.74%	1.99%	1.69%		1.02%
Portfolio turnover (d)	24%		42%	44%	44%		49%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.12% lower.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Investment Grade Convertible Fund
	Class I Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$10.00		$8.10	$14.69	$14.08
Investment Activities:
Net investment income	0.19		0.27	0.25 (b)	0.04
Net realized and unrealized gains (losses) on investments	1.03		1.89	(4.96)	0.59
Total from Investment Activities	1.22		2.16	(4.71)	0.63
Distributions:
Net investment income	(0.48)		(0.26)	(0.76)	(0.02)
Net realized gains from investments	—		—	(1.12)	—
Total Distributions	(0.48)		(0.26)	(1.88)	(0.02)
Net Asset Value, End of Period	$10.74		$10.00	$8.10	$14.69
Total Return (c)	12.52	%(d)	27.06%	(36.17)%	4.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$12,259		$10,889	$10,302	$12,727
Ratio of net expenses to average net assets (e)	1.00%		1.00%	1.00%	1.00%
Ratio of net investment income to average net assets (e)	1.91%		2.74%	2.09%	1.84%
Ratio of gross expenses to average net assets (e) (f)	1.06%		1.06%	1.04%	1.08%
Ratio of net investment income to average net assets (e) (f)	1.85%		2.68%	2.05%	1.76%
Portfolio turnover (g)	24%		42%	44%	44%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Calculated using average shares for the period.

(c)  Not annualized for periods less than one year.

(d)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.12% lower.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Core Bond Index Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Collateralized Mortgage Obligations (4.9%)
Bear Stearns Commercial Mortgage Securities, Series 2001-T0P4, Class A3, 5.61%, 11/15/33 (a)	$690	$706
Chase Mortgage Finance Corp. Series 2005-A1, Class M, 5.29% (b), 12/25/35	847	51
Series 2007-A1, Class 1B2, 3.27% (b), 2/25/37	291	38
Series 2007-A1, Class 1M, 3.27% (b), 2/25/37	653	207
Series 2007-A2, Class 1M, 3.14% (b), 7/25/37	92	29
Series 2007-S1, Class AM, 6.00%, 2/25/37	335	20
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A2, 5.73% (b), 3/15/49 (a)	1,090	1,163
Series 2006-C4, Class AM, 5.73% (b), 3/15/49	385	386
Fannie Mae Whole Loan, Series 2002-W7, Class A5, 7.50%, 2/25/29	191	227
Federal Home Loan Mortgage Corp., Structured Pass Through Securities, Series T-42, Class A5, 7.50%, 2/25/42	253	297
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A5, 5.28% (b), 8/10/38 (a)	630	682
GSR Mortgage Loan Trust, Series 2006-9F, Class M1, 6.35% (b), 10/25/36	378	71
JPMorgan Mortgage Trust Series 2005-A1, Class IB1, 4.90% (b), 2/25/35	782	431
Series 2005-A2, Class B1, 4.35% (b), 4/25/35	1,205	408
Series 2005-A3, Class 1B1, 4.62% (b), 6/25/35	740	107
Series 2005-A4, Class B1, 4.80% (b), 7/25/35	758	179
Series 2005-A5, Class IB1, 4.44% (b), 8/25/35	437	83
Series 2005-A6, Class 1B1, 4.60% (b), 9/25/35	1,027	153
Series 2006-A1, Class B1, 5.01% (b), 2/25/36	496	37
Series 2006-A2, Class IB1, 5.69% (b), 4/25/36	1,088	40
Series 2006-S4, Class B1, 6.30% (b), 1/25/37	472	0
Series 2007-A1, Class B1, 3.76% (b), 7/25/35	565	58
Series 2007-A4, Class B1, 5.84% (b), 6/25/37	577	21
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4, 5.29% (b), 1/12/44	790	868
Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.65% (b), 6/11/17	835	926
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class CB2, 3.23% (b), 8/25/34	318	25
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class B1, 3.07% (b), 4/25/34	311	67
Total Collateralized Mortgage Obligations (Cost $15,869)		7,280
Commercial Paper (8.7%)
BNP Paribas Finance, Inc., 0.21% (c), 11/1/10	12,926	12,926
Total Commercial Paper (Cost $12,926)		12,926
Corporate Bonds (13.8%)
Aerospace/Defense (1.0%):
Raytheon Co. 3.13%, 10/15/20	610	599
4.88%, 10/15/40	925	907
		1,506

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Index Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Automotive (0.1%):
DaimlerChrysler North America Holding Corp. 7.30%, 1/15/12	$118	$126
8.50%, 1/18/31	70	94
		220
Banks (0.6%):
Bank of America Corp., 6.25%, 4/15/12 (d)	270	287
European Investment Bank, 4.63%, 3/21/12	205	217
Inter-American Development Bank, 4.50%, 9/15/14	229	260
Wells Fargo & Co., 5.13%, 9/15/16	175	191
		955
Beverages (1.0%):
Coca-Cola Enterprises, Inc., 8.50%, 2/1/12	121	133
PepsiCo, Inc. 3.13%, 11/1/20 (d)	825	812
4.88%, 11/1/40	575	572
		1,517
Computers & Peripherals (0.1%):
International Business Machines Corp., 6.50%, 1/15/28	115	141
Cosmetics & Toiletries (0.2%):
Kimberly-Clark Corp. 5.00%, 8/15/13	95	105
6.25%, 7/15/18	80	99
Procter & Gamble Co., 4.95%, 8/15/14	70	80
		284
Electric Integrated (3.3%):
CMS Energy Corp., 6.88%, 12/15/15 (a)	920	1,037
Dominion Resources, Inc. Series A, 5.60%, 11/15/16	160	188
Series C, 5.15%, 7/15/15	100	115
DTE Energy Co., 6.38%, 4/15/33	1,705	1,795
KCP&L Greater Missouri, 7.95%, 2/1/11	1,000	1,016
MidAmerican Energy Holdings, 6.50%, 9/15/37	130	151
Pacific Gas & Electric Co. 4.80%, 3/1/14	109	120
6.05%, 3/1/34 (d)	110	123
Progress Energy, Inc., 6.85%, 4/15/12	129	140
Southern California Edison Co., 5.63%, 2/1/36	180	196
		4,881
Electronics (0.2%):
General Electric Co., 5.00%, 2/1/13	205	222
Financial Services (2.1%):
Boeing Capital Corp. 6.10%, 3/1/11	80	82
5.80%, 1/15/13	59	65
Caterpillar Financial Service Corp., 4.60%, 1/15/14, MTN	45	50

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Index Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Citigroup, Inc., 5.00%, 9/15/14	$175	$183
Credit Suisse First Boston USA, Inc., 6.50%, 1/15/12 (d)	320	342
Fifth Third Capital Trust IV, 6.50% (b), 4/15/37,Callable 4/15/17 @ 100	205	195
General Electric Capital Corp., Series A, 6.15%, 8/7/37, MTN	180	187
Goldman Sachs Group, Inc., 5.75%, 10/1/16	265	297
HSBC Finance Corp., 6.75%, 5/15/11	203	209
Textron Financial Corp., 6.00% (b), 2/15/67,Callable 2/15/17 @ 100 (e)	1,779	1,405
Toyota Motor Credit Corp., 4.35%, 12/15/10	1	1
Unilever Capital Corp., 5.90%, 11/15/32	100	116
		3,132
Food Distributors, Supermarkets & Wholesalers (0.1%):
Kroger Co., 7.50%, 4/1/31	75	95
Health Care (0.1%):
WellPoint, Inc. 6.80%, 8/1/12	65	71
5.95%, 12/15/34	85	88
		159
Insurance (0.2%):
Cincinnati Financial Corp., 6.13%, 11/1/34	120	116
Marsh & Mclennan Cos., Inc., 5.75%, 9/15/15	102	113
MetLife, Inc., 5.38%, 12/15/12	95	103
		332
Internet Business Services (0.6%):
eBay, Inc., 3.25%, 10/15/20,Callable 7/15/20 @ 100	855	843
Manufacturing-Diversified (0.6%):
Parker Hannifin Corp., 3.50%, 9/15/22, MTN	900	907
Manufacturing-Miscellaneous (0.2%):
Weyerhaeuser Co., 7.70%, 2/15/26	330	338
Media (0.1%):
News America, Inc., 6.20%, 12/15/34	80	84
Time Warner, Inc., 6.88%, 5/1/12	54	59
		143
Pharmaceuticals (0.1%):
Wyeth, 6.50%, 2/1/34	130	157
Pipelines (0.1%):
Enterprise Products Operating LP, 7.50%, 2/1/11	190	193
Radio & Television (0.7%):
CBS Corp., 5.90%, 10/15/40,Callable 4/15/40 @ 100 (d)	390	378
Comcast Corp. 4.95%, 6/15/16 (d)	185	207
6.45%, 3/15/37	145	159
Cox Communications, Inc., 7.13%, 10/1/12	238	264
		1,008

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Index Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Railroads (0.4%):
Burlington Northern Santa Fe, Inc. 7.13%, 12/15/10	$175	$176
5.75%, 3/15/18	325	377
		553
Retail-Discount (0.1%):
Target Corp., 5.88%, 3/1/12 (d)	111	118
Wal-Mart Stores, Inc., 4.13%, 2/15/11	2	2
		120
Software & Computer Services (0.1%):
Oracle Corp., 5.75%, 4/15/18	160	190
Telecommunications (0.3%):
France Telecom SA, 2.13%, 9/16/15	450	456
Telecommunications-Cellular (0.2%):
New Cingular Wireless Services, 8.13%, 5/1/12 (d)	66	73
Vodafone Group PLC 5.63%, 2/27/17	80	93
6.15%, 2/27/37	80	91
		257
Telecommunications-Equipment (0.0%):
Motorola, Inc., 7.63%, 11/15/10	69	69
Utilities-Natural Gas (1.3%):
Southern Union Co., 7.60%, 2/1/24	1,663	1,885
Total Corporate Bonds (Cost $19,691)		20,563
Municipal Bonds (0.2%)
Illinois (0.2%):
State Taxable Pension, GO, 5.10%, 6/1/33	280	223
Total Municipal Bonds (Cost $278)		223
U.S. Government Agency Securities (0.2%)
Small Business Administration, 6.15%, 4/1/19	259	284
Total U.S. Government Agency Securities (Cost $259)		284
U.S. Government Mortgage Backed Agencies (22.0%)
Federal Home Loan Mortgage Corp. 8.00%, 6/1/17	119	128
7.50%, 4/1/28	11	12
6.50%, 8/1/29 – 11/1/34 (a)	450	509
7.00%, 1/1/30 – 5/1/35	264	299
5.00%, 6/1/34 (a)	471	504
4.50%, 12/1/39 (a)	1,795	1,896
Federal National Mortgage Assoc. 10.00%, 11/1/13	12	13
10.50%, 11/1/13	5	6
11.00%, 11/1/13	8	8
8.00%, 11/1/19 – 2/1/33	213	248

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Index Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
7.00%, 10/1/26 – 12/1/29	$34	$39
6.50%, 9/1/28 – 9/1/37(f)	828	926
7.50%, 12/1/28	6	7
6.00%, 10/1/29 – 11/25/40 (a) (f)	3,670	4,010
8.50%, 4/1/31	12	15
5.50%, 1/1/33 – 11/25/40 (f)	4,583	4,923
5.00%, 11/1/33 – 11/25/40 (a)	4,133	4,454
4.50%, 1/1/35 – 11/25/40 (a) (f)	4,770	5,018
4.00%, 11/25/40 (f)	1,859	1,917
Government National Mortgage Assoc. 7.50%, 12/15/27 – 2/15/35 (a)	597	716
6.50%, 1/15/39 (a)	835	930
5.50%, 2/20/40 – 11/20/40 (a) (f)	1,706	1,848
4.50%, 11/20/40 (f)	2,639	2,805
5.00%, 11/20/40 (f)	1,409	1,516
Total U.S. Government Mortgage Backed Agencies (Cost $31,399)		32,747
U.S. Treasury Obligations (55.0%)
U.S. Treasury Bonds, 4.38%, 5/15/40	6,140	6,540
U.S. Treasury Notes 4.25%, 1/15/11 (d)	10,211	10,296
1.13%, 6/30/11	33,745	33,952
4.63%, 7/31/12 (d)	550	592
1.25%, 9/30/15	9,037	9,079
2.63%, 8/15/20 (d)	21,265	21,285
Total U.S. Treasury Obligations (Cost $81,955)		81,744
Short-Term Securities Held as Collateral for Securities Lending (10.5%)
Pool of various securities for Victory Trusts	15,562	15,562
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $15,562)		15,562
Total Investments (Cost $177,939) — 115.3%		171,329
Liabilities in excess of other assets — (15.3)%		(22,706)
NET ASSETS — 100.0%		$148,623

(a)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(b)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/10.

(c)  Rate represents the effective yield at purchase.

(d)  A portion or all of the security was held on loan.

(e)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(f)  Security purchased on a "when-issued" basis.

GO — General Obligation

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Fund for Income  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Government National Mortgage Association (74.0%)
Multi-family (16.6%):
Collateralized Mortgage Obligations (13.2%):
Government National Mortgage Assoc. Series 2003-108, Class BH, 7.50%, 2/16/34	$2,033	$2,195
Series 2003-38, Class JC, 7.01% (a), 8/16/42	10,345	12,115
Series 2003-47, Class B, 8.00%, 10/16/27	1,407	1,470
Series 2003-87, Class BH, 7.50%, 8/16/32	2,724	2,960
Series 2010-122, Class AC, 7.00%, 2/16/40	9,991	11,945
Series 2010-124, Class BA, 7.00%, 5/16/37	10,000	12,236
Series 2010-136, Class BH, 7.00%, 11/16/40	10,000	12,286
Series 2010-140, Class AC, 7.00%, 3/15/52 (b)	10,000	12,116
Series 2010-148, Class AC, 7.00%, 6/16/45 (b) (c)	10,000	12,044
		79,367
Pass-throughs (3.4%):
Government National Mortgage Assoc. 7.95%, 6/15/19 – 4/15/25	561	571
7.49%, 8/15/20 – 3/15/25	775	884
7.50%, 8/15/21	420	480
7.92%, 7/15/23	622	647
8.00%, 7/15/24 – 10/15/35	4,330	4,458
8.25%, 4/15/27 – 9/15/30	637	647
8.60%, 5/15/27	510	515
7.88%, 7/15/27	790	815
7.75%, 6/15/30 – 11/15/38	3,530	3,725
7.09%, 7/15/33	4,972	5,346
8.13%, 6/15/41	1,913	1,961
		20,049
		99,416
Single Family (57.4%):
Collateralized Mortgage Obligations (7.7%):
Government National Mortgage Assoc. Series 1994-7, Class PQ, 6.50%, 10/16/24	338	386
Series 1995-4, Class CQ, 8.00%, 6/20/25	8	9
Series 1997-2, Class E, 7.50%, 2/20/27	32	38
Series 1999-1, Class Z, 6.50%, 1/20/29	3,253	3,717
Series 1999-22, Class Z, 7.00%, 6/20/29	2,907	3,407
Series 1999-25, Class TB, 7.50%, 7/16/29	1,791	2,125
Series 1999-32, Class ZB, 8.00%, 9/16/29	5,411	6,508
Series 1999-41, Class Z, 8.00%, 11/16/29	476	572
Series 1999-44, Class ZC, 8.50%, 12/16/29	1,939	2,360
Series 1999-47, Class Z, 7.50%, 12/20/29	3,066	3,637
Series 1999-9, Class C, 7.00%, 3/16/29	2,288	2,682
Series 2000-1, Class PK, 8.00%, 1/16/30	131	157
Series 2000-19, Class PD, 8.00%, 3/20/30	248	299
Series 2000-20, Class Z, 8.00%, 3/16/30	833	1,002
Series 2000-21, Class Z, 9.00%, 3/16/30	827	1,006

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Fund for Income  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Series 2000-27, Class Z, 7.50%, 9/20/30	$303	$359
Series 2000-29, Class G, 7.50%, 9/20/30	105	105
Series 2000-36, Class HC, 7.33%, 11/20/30	1,033	1,214
Series 2000-37, Class B, 8.00%, 12/20/30	84	101
Series 2001-21, Class PE, 6.50%, 5/16/31	913	1,043
Series 2001-25, Class PE, 7.00%, 5/20/31	2,878	3,373
Series 2002-32, Class QJ, 6.50%, 5/20/32	9,467	10,652
Series 2002-40, Class UK, 6.50%, 6/20/32	270	309
Series 2002-47, Class PG, 6.50%, 7/16/32	134	153
Series 2005-72, Class H, 11.50%, 11/16/17	297	334
Series 2005-74, Class HB, 7.50%, 9/16/35	83	97
Series 2005-74, Class HC, 7.50%, 9/16/35	170	198
		45,843
Pass-throughs (49.7%):
Government National Mortgage Assoc. 10.50%, 1/15/14 – 12/15/21	1,091	1,223
8.50%, 3/15/15 – 2/15/32	12,460	14,899
11.00%, 11/15/15 – 12/15/18	121	133
7.00%, 4/15/16 – 12/20/38	38,345	44,446
11.50%, 4/15/16 – 9/15/20	592	633
9.00%, 7/20/16 – 6/20/30	4,760	5,453
9.50%, 10/15/16 – 11/15/30	4,405	5,122
8.75%, 3/20/17	20	22
8.85%, 5/15/18 – 12/15/18	621	712
7.49%, 11/15/19 – 9/15/25	7,810	8,873
8.15%, 12/15/19	30	35
8.25%, 4/20/20 – 1/15/30	141	167
7.95%, 7/20/20	320	364
7.75%, 8/20/20 – 1/20/21	5,434	6,301
8.38%, 10/15/20	954	1,091
7.65%, 10/20/21 – 7/20/22	278	321
7.29%, 12/20/21 – 11/20/22	358	407
7.60%, 2/20/22	136	158
7.89%, 10/20/22	843	969
7.50%, 1/15/23 – 6/15/35 (c) (d)	67,577	80,245
6.50%, 12/15/23 – 10/20/37 (c) (d)	21,221	23,719
10.00%, 4/15/25 – 2/15/26 (d)	26,681	31,574
8.00%, 8/15/26 – 4/15/38	58,171	71,221
		298,088
		343,931
Total Government National Mortgage Association (Cost $425,401)		443,347
U.S. Treasury Obligations (28.8%)
U.S. Treasury Bills, 0.23% (e), 9/22/11	35,838	35,773
U.S. Treasury Bonds, 11.25%, 2/15/15	95,596	136,971
Total U.S. Treasury Obligations (Cost $167,030)		172,744

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Fund for Income  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Money Market Fund (0.0%)
Federated U.S. Treasury Cash Reserve Fund, 0.00% (f)	49,748	$50
Total Money Market Fund (Cost $50)		50
Total Investments (Cost $592,481) — 102.8%		616,141
Liabilities in excess of other assets — (2.8)%		(16,792)
NET ASSETS — 100.0%		$599,349

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/10.

(b)  Securities valued at fair value using methods approved by the Board of Trustees and representing 4.03% of net assets as of 10/31/10.

(c)  Security purchased on a "when-issued" basis.

(d)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(e)  Rate represents the effective yield at purchase.

(f)  Rate disclosed is the daily yield on 10/31/10.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2010

(Amounts in Thousands, Except Per Share Amounts)

	Core Bond Index Fund	Fund for Income
ASSETS:
Investments, at value (Cost $177,939 and $592,481) (a)	$171,329	$616,141
Cash	20,050	50
Interest receivable	1,012	4,677
Receivable for capital shares issued	226	2,096
Receivable for investments sold	19,279	—
Receivable from Adviser	14	—
Prepaid expenses	12	40
Total Assets	211,922	623,004
LIABILITIES:
Payable for investments purchased	47,594	22,564
Payable for capital shares redeemed	2	550
Payable for return of collateral received	15,590	—
Accrued expenses and other payables:
Investment advisory fees	64	239
Administration fees	13	58
Custodian fees	2	10
Transfer agent fees	5	34
Trustee fees	— (b)	2
Shareholder servicing fees	18	87
12b-1 fees	—	72
Other accrued expenses	11	39
Total Liabilities	63,299	23,655
NET ASSETS:
Capital	161,541	635,694
Accumulated undistributed (distributions in excess of) net investment income	16	930
Accumulated net realized losses from investments	(6,324)	(60,935)
Net unrealized appreciation (depreciation) on investments	(6,610)	23,660
Net Assets	$148,623	$599,349
Net Assets
Class A Shares	$81,900	$444,257
Class C Shares	—	65,869
Class R Shares	—	89,223
Class I Shares	66,723	—
Total	$148,623	$599,349
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	8,897	37,613
Class C Shares	—	5,601
Class R Shares	—	7,548
Class I Shares	7,252	—
Total	16,149	50,762
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$9.21	$11.81
Class C Shares (c)	—	$11.76
Class R Shares	—	$11.82
Class I Shares	$9.20	—
Maximum sales charge — Class A Shares	2.00%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$9.40	$12.05

(a)  Core Bond Index Fund includes securities on loan or $15,302.

(b)  Rounds to less than $1.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2010

(Amounts in Thousands)

	Core Bond Index Fund	Fund for Income
Investment Income:
Interest income	$7,110	$17,494
Income from securities lending, net	23	—
Total Income	7,133	17,494
Expenses:
Investment advisory fees	774	2,120
Administration fees	174	515
Shareholder servicing fees — Class A Shares	225	786
12b-1 fees — Class C Shares	—	302
12b-1 fees — Class R Shares	—	209
Custodian fees	34	86
Transfer agent fees	28	79
Transfer agent fees — Class A Shares	10	60
Transfer agent fees — Class C Shares	—	9
Transfer agent fees — Class R Shares	—	29
Transfer agent fees — Class I Shares	5	—
Trustees' fees	14	38
Legal and audit fees	19	57
State registration and filing fees	30	59
Other expenses	15	54
Total Expenses	1,328	4,403
Expenses waived/reimbursed by Adviser	(192)	—
Net Expenses	1,136	4,403
Net Investment Income	5,997	13,091
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	5,702	5,091
Net change in unrealized appreciation/depreciation on investments	459	14,876
Net realized/unrealized gains from investments	6,161	19,967
Net increase from payment by the sub-administrator (note 4)	122	121
Change in net assets resulting from operations	$12,280	$33,179

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Core Bond Index Fund		Fund for Income
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
From Investment Activities:
Operations:
Net investment income	$5,997	$7,172	$13,091	$13,097
Net realized gains from investment transactions	5,702	364	5,091	3,940
Net change in unrealized appreciation/ depreciation on investments	459	10,535	14,876	12,769
Net increase from payment by the sub-administrator (note 4)	122	—	121	—
Change in net assets resulting from operations	12,280	18,071	33,179	29,806
Distributions to Shareholders:
From net investment income:
Class A Shares	(4,102)	(4,150)	(18,281)	(14,090)
Class C Shares	—	—	(1,572)	(655)
Class R Shares	—	—	(4,796)	(4,746)
Class I Shares	(3,137)	(3,505)	—	—
Change in net assets resulting from distributions to shareholders	(7,239)	(7,655)	(24,649)	(19,491)
Change in net assets from capital transactions	(16,035)	20,389	230,027	54,276
Change in net assets	(10,994)	30,805	238,557	64,591
Net Assets:
Beginning of period	159,617	128,812	360,792	296,201
End of period	$148,623	$159,617	$599,349	$360,792
Accumulated undistributed (distributions in excess of) net investment income	$16	$387	$930	$679

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Core Bond Index Fund		Fund for Income
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
Capital Transactions:
Class A Shares
Proceeds from shares issued	$3,745	$35,931	$291,563	$134,440
Dividends reinvested	3,999	4,047	16,356	13,446
Cost of shares redeemed	(25,439)	(19,972)	(136,031)	(92,902)
Total Class A Shares	$(17,695)	$20,006	$171,888	$54,984
Class C Shares
Proceeds from shares issued	—	—	$52,082	$6,187
Dividends reinvested	—	—	941	313
Cost of shares redeemed	—	—	(2,807)	(3,275)
Total Class C Shares	—	—	$50,216	$3,225
Class R Shares
Proceeds from shares issued	—	—	$28,426	$11,169
Dividends reinvested	—	—	3,451	3,434
Cost of shares redeemed	—	—	(23,954)	(18,536)
Total Class R Shares	—	—	$7,923	$(3,933)
Class I Shares
Proceeds from shares issued	$8,292	$6,513	—	—
Dividends reinvested	3,137	3,505	—	—
Cost of shares redeemed	(9,769)	(9,635)	—	—
Total Class I Shares	$1,660	$383	—	—
Change in net assets from capital transactions	$(16,035)	$20,389	$230,027	$54,276
Share Transactions:
Class A Shares
Issued	414	4,169	25,013	11,666
Reinvested	443	477	1,408	1,168
Redeemed	(2,805)	(2,350)	(11,695)	(8,062)
Total Class A Shares	(1,948)	2,296	14,726	4,772
Class C Shares
Issued	—	—	4,481	537
Reinvested	—	—	81	27
Redeemed	—	—	(242)	(285)
Total Class C Shares	—	—	4,320	279
Class R Shares
Issued	—	—	2,439	966
Reinvested	—	—	297	298
Redeemed	—	—	(2,061)	(1,605)
Total Class R Shares	—	—	675	(341)
Class I Shares
Issued	915	766	—	—
Reinvested	347	415	—	—
Redeemed	(1,078)	(1,148)	—	—
Total Class I Shares	184	33	—	—
Change in Shares	(1,764)	2,329	19,721	4,710

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Core Bond Index Fund
	Class A Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$8.91		$8.27		$9.41	$9.44		$9.45
Investment Activities:
Net investment income	0.34		0.45		0.45	0.45		0.42
Net realized and unrealized gains (losses) on investments	0.37		0.67		(1.11)	(0.03)		0.02
Total from Investment Activities	0.71		1.12		(0.66)	0.42		0.44
Distributions:
Net investment income	(0.41)		(0.48)		(0.48)	(0.45)		(0.45)
Total Distributions	(0.41)		(0.48)		(0.48)	(0.45)		(0.45)
Net Asset Value, End of Period	$9.21		$8.91		$8.27	$9.41		$9.44
Total Return (excludes sales charge)	8.18	%(a)	14.02%		(7.34)%	4.62	%(b)	4.82%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$81,900		$96,661		$70,689	$97,931		$156,993
Ratio of net expenses to average net assets	0.87%		0.80%		0.80%	0.80%		0.82%
Ratio of net investment income to average net assets	3.75%		5.21%		4.85%	4.85%		4.50%
Ratio of gross expenses to average net assets (c)	0.96%		0.80%		0.80%	0.80%		0.82%
Ratio of net investment income to average net assets (c)	3.66%		5.21%		4.85%	4.85%		4.50%
Portfolio turnover (d)	565%		523	%(e)	333%	318%		341%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.08% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The increase in the Fund's portfolio turnover can be attributed in part to the repositioning of its holdings to closer resemble its benchmark.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Core Bond Index Fund
	Class I Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$8.91		$8.26		$9.40	$9.33
Investment Activities:
Net investment income	0.37		0.47		0.47	0.08
Net realized and unrealized gains (losses) on investments	0.36		0.68		(1.11)	0.06
Total from Investment Activities	0.73		1.15		(0.64)	0.14
Distributions:
Net investment income	(0.44)		(0.50)		(0.50)	(0.07)
Total Distributions	(0.44)		(0.50)		(0.50)	(0.07)
Net Asset Value, End of Period	$9.20		$8.91		$8.26	$9.40
Total Return (b)	8.39	%(c)	14.44%		(7.11)%	1.48%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$66,723		$62,956		$58,123	$67,211
Ratio of net expenses to average net assets (d)	0.55%		0.55%		0.55%	0.55%
Ratio of net investment income to average net assets (d)	4.04%		5.57%		5.10%	4.93%
Ratio of gross expenses to average net assets (d) (e)	0.71%		0.72%		0.72%	0.71%
Ratio of net investment income to average net assets (d) (e)	3.88%		5.40%		4.93%	4.77%
Portfolio turnover (f)	565%		523	%(g)	333%	318%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.08% lower.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(g)  The increase in the Fund's portfolio turnover can be attributed in part to the repositioning of its holdings to closer resemble its benchmark.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class A Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$11.62		$11.25	$11.52	$11.64		$11.91
Investment Activities:
Net investment income	0.44		0.48	0.47	0.61		0.53
Net realized and unrealized gains (losses) on investments	0.42		0.58	(0.04)	—	(a)	(0.09)
Total from Investment Activities	0.86		1.06	0.43	0.61		0.44
Distributions:
Net investment income	(0.67)		(0.69)	(0.70)	(0.73)		(0.71)
Total Distributions	(0.67)		(0.69)	(0.70)	(0.73)		(0.71)
Net Asset Value, End of Period	$11.81		$11.62	$11.25	$11.52		$11.64
Total Return (excludes sales charge)	7.66	%(b)	9.61%	3.73%	5.43	%(c)	3.81%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$444,257		$266,008	$203,767	$172,233		$162,863
Ratio of net expenses to average net assets	0.97%		0.96%	0.95%	0.98%		1.01%
Ratio of net investment income to average net assets	3.11%		4.02%	3.88%	5.24%		4.56%
Portfolio turnover (d)	49%		55%	38%	75%		30%

(a)  Rounds to less than $0.01 per share.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class C Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$11.59		$11.22	$11.49	$11.61		$11.88
Investment Activities:
Net investment income	0.42		0.38	0.35	0.50		0.44
Net realized and unrealized gains (losses) on investments	0.34		0.58	(0.03)	0.02		(0.09)
Total from Investment Activities	0.76		0.96	0.32	0.52		0.35
Distributions:
Net investment income	(0.59)		(0.59)	(0.59)	(0.64)		(0.62)
Total Distributions	(0.59)		(0.59)	(0.59)	(0.64)		(0.62)
Net Asset Value, End of Period	$11.76		$11.59	$11.22	$11.49		$11.61
Total Return (excludes contingent deferred sales charge)	6.77	%(a)	8.73%	2.82%	4.57	%(b)	3.03%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$65,869		$14,850	$11,243	$12,790		$17,038
Ratio of net expenses to average net assets	1.76%		1.81%	1.82%	1.81%		1.77%
Ratio of net investment income to average net assets	2.24%		3.17%	3.04%	4.40%		3.81%
Ratio of gross expenses to average net assets (c)	1.76%		1.81%	1.85%	1.81%		1.87%
Ratio of net investment income to average net assets (c)	2.24%		3.17%	3.01%	4.40%		3.71%
Portfolio turnover (d)	49%		55%	38%	75%		30%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class R Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$11.63		$11.25	$11.53	$11.64		$11.91
Investment Activities:
Net investment income	0.38		0.46	0.43	0.60		0.52
Net realized and unrealized gains (losses) on investments	0.48		0.60	(0.02)	0.02		(0.09)
Total from Investment Activities	0.86		1.06	0.41	0.62		0.43
Distributions:
Net investment income	(0.67)		(0.68)	(0.69)	(0.73)		(0.70)
Total Distributions	(0.67)		(0.68)	(0.69)	(0.73)		(0.70)
Net Asset Value, End of Period	$11.82		$11.63	$11.25	$11.53		$11.64
Total Return	7.64	%(a)	9.65%	3.57%	5.54	%(b)	3.75%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$89,223		$79,934	$81,191	$97,572		$120,704
Ratio of net expenses to average net assets	0.98%		1.00%	1.00%	0.96%		1.07%
Ratio of net investment income to average net assets	3.14%		3.97%	3.85%	5.26%		4.51%
Portfolio turnover (c)	49%		55%	38%	75%		30%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
National Municipal Bond Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Municipal Bonds (89.3%)
Alabama (4.5%):
Alabama State Board of Education Revenue, Southern University Community College, 3.30%, 7/1/16, Insured by Assured Guaranty	$500	$528
Alabama State University Revenue, 4.00%, 9/1/19, Insured by Assured Guaranty	830	900
Birmingham Waterworks Board Water Revenue, Series A
4.38%, 1/1/25, Callable 1/1/19 @ 100, Insured by Assured Guaranty	500	517
4.63%, 1/1/27, Callable 1/1/19 @ 100, Insured by Assured Guaranty	400	416
Jacksonville State University Revenue
3.00%, 12/1/14, Insured by Assured Guaranty	750	786
4.00%, 12/1/15, Insured by Assured Guaranty	450	490
Mobile Public Educational Building Authority Revenue, Series A, 4.75%, 3/1/29, Callable 3/1/18 @ 100, Insured by Assured Guaranty	1,625	1,702
Shelby County Board of Education, GO, 4.00%, 2/1/17, Insured by Assured Guaranty	1,005	1,117
		6,456
Alaska (1.9%):
Alaska Industrial Development & Export Authority Revenue, Greater Fairbanks, Series A
4.50%, 4/1/15, AGM	2,000	2,149
5.13%, 4/1/19, AGM	500	553
		2,702
Arizona (7.0%):
Arizona State Certificates
Series A, 4.00%, 10/1/19, AGM	1,000	1,068
Series B, 3.00%, 10/1/18, AGM	3,000	3,065
Game & Fish Department & Commission Beneficial Interest Certificates, Administration Building Project
4.00%, 7/1/11	270	275
4.00%, 7/1/12	540	563
4.50%, 7/1/15	200	219
Maricopa County Fowler Elementary School District Number 45, School Improvement Project of 2006, Series C, GO
3.00%, 7/1/16, AGM	1,150	1,179
3.00%, 7/1/17, AGM	1,325	1,340
Maricopa County Unified School District Number 89, Dysart School Improvements, Series B, GO, 5.00%, 7/1/23, Callable 7/1/14 @ 100, AGM	500	576
Pima County Metropolitan Domestic Water Improvement District Water Revenue, 3.00%, 1/1/16, AGM	1,665	1,752
		10,037
California (15.7%):
Cabrillo Community College District, GO, 5.25%, 8/1/17, Callable 8/1/14 @ 100, NATL-RE	1,000	1,138
California Community College Financing Authority Lease Revenue, Shasta-Tehama Trinity, Series A, 5.38%, 5/1/34, Callable 5/1/19 @ 100, Insured by Assured Guaranty	425	441
California School Facilities Financing Authority Revenue, Azusa Unified School District, Series A, 5.00%, 8/1/32, AGM	1,500	1,557

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Corona-Norco Unified School District Certificates, Series A, 4.50%, 4/15/31, Callable 4/15/20 @ 100, AGM	$1,375	$1,315
Escondido Union High School District Certificates, 5.00%, 6/1/33, Callable 6/1/20 @ 100, AGM	1,000	1,015
Glendora Unified School District, Series B, GO, 5.13%, 8/1/31, Callable 8/1/19 @ 100, Insured by Assured Guaranty	500	528
Gold Oak Unified School District, Series A, GO
5.38%, 8/1/28, Callable 8/1/19 @ 100, Insured by Assured Guaranty	255	277
5.60%, 8/1/33, Callable 8/1/19 @ 100, Insured by Assured Guaranty	590	636
Hemet Unified School District, GO, 4.25%, 8/1/24, Callable 8/1/20 @ 100, AGM	1,485	1,517
Lake Elsinore Unified School District Certificates, School Facilities Project, 5.00%, 6/1/35, Callable 6/1/20 @ 100, AGM	1,855	1,879
Pittsburg Unified School District Certificates, 2001 Financing Project
4.00%, 6/1/16, AGM	825	881
5.00%, 6/1/30, Callable 6/1/18 @ 100, AGM	1,500	1,524
Pleasanton Unified School District Certificates, 5.00%, 8/1/29, Callable 8/1/20 @ 100, AGM	500	515
Stanton Redevelopment Agency Tax Allocation, Series A, 4.63%, 12/1/35, Callable 12/1/20 @ 100, AGM	500	479
University of California Revenue, Series F, 4.75%, 5/15/22, Callable 5/15/13 @ 101, AGM	1,250	1,321
Victor Elementary School District, Series A, GO
4.00%, 8/1/17, AGM	650	709
4.00%, 8/1/18, AGM	500	542
5.13%, 8/1/34, AGM	2,000	2,087
Western Placer University School Certificates, 2009 Refinancing Project, 5.25%, 8/1/30, Callable 8/1/19 @ 100, AGM	3,000	3,089
Woodland Joint Unified School District, GO, 3.00%, 8/1/17, Insured by Assured Guaranty	905	950
		22,400
Colorado (0.8%):
Colorado Health Facilities Authority Revenue, Hospital NCMC, Inc. Project, Series B, 5.50%, 5/15/30, Callable 5/15/19 @ 100, AGM	500	531
State Springs Hospital Revenue, 4.00%, 12/15/15, AGM	500	540
		1,071
Florida (9.5%):
Florida State Board of Education
Series C, GO, 5.00%, 6/1/16	3,065	3,589
Series 2008-C, GO, 5.00%, 6/1/16	4,270	5,000
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/1/35, Callable 7/1/20 @ 100, Insured by Assured Guaranty	1,150	1,180
Orlando & Orange County Expressway Authority Revenue, Series B, 4.38%, 7/1/26, Callable 7/1/20 @ 100, AGM	1,135	1,166
Palm Beach County Health Facilities Authority Revenue, Bethesda Healthcare System, Inc. Project, Series A, 3.75%, 7/1/17, AGM	1,550	1,615
Port St. Lucie Utility Revenue, 4.50%, 9/1/25, Callable 9/1/18 @ 100, Insured by Assured Guaranty	975	1,004
		13,554

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Georgia (0.8%):
Spalding County, GO, 4.00%, 3/1/15, Insured by Assured Guaranty	$1,000	$1,110
Illinois (7.0%):
Chicago Waterworks Revenue, 5.00%, 11/1/22, Callable 11/1/18 @ 100, AGM	1,000	1,097
Illinois State, GO
5.00%, 1/1/16, AGM	5,000	5,506
Series B, 3.00%, 6/15/17	150	154
State Finance Authority Revenue, Alexian, Series A, 5.25%, 1/1/22, Callable 4/14/18 @ 100, AGM	2,000	2,177
State Transit Authority Capital Grant Receipts Revenue, Federal Transit Administration Section 5307-A, 5.25%, 6/1/26, Callable 6/1/18 @ 100, Insured by Assured Guaranty	1,000	1,069
		10,003
Indiana (2.2%):
Carlisle-Sullivan School Building Corp. Revenue, First Mortgage
4.50%, 1/15/17, AGM/State Aid Withholding	250	283
4.50%, 7/15/17, AGM/State Aid Withholding	250	284
Fort Wayne Economic Development Income Tax Revenue, 5.00%, 12/1/28, Callable 6/1/19 @ 100, Insured by Assured Guaranty	500	527
Indianapolis Local Public Improvement Bond Bank Revenue, Water Works Project, Series A, 5.50%, 1/1/38, Callable 1/1/19 @ 100, Insured by Assured Guaranty	1,500	1,648
Jeffersonville Industrial Sewage Works Revenue, 3.63%, 1/1/17, AGM	390	414
		3,156
Kansas (2.3%):
Junction City, Series DW, GO
3.00%, 9/1/17, AGM	1,200	1,260
4.50%, 9/1/31, Callable 9/1/20 @ 100, AGM	285	288
Wichita Hospital Revenue, VIA Christi Health System, Inc.
3.00%, 11/15/11	500	509
4.00%, 11/15/12	650	683
4.00%, 11/15/18	500	516
		3,256
Kentucky (0.4%):
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Series A
3.25%, 9/1/18, AGM	270	280
3.50%, 9/1/19, AGM	325	338
		618
Louisiana (0.1%):
Regional Transit Authority Sales Tax Revenue, 4.00%, 12/1/27, Callable 12/1/20 @ 100, AGM	195	193
Maine (1.0%):
Westbrook, GO
5.75%, 10/1/19, Callable 12/10/10 @ 101, AMBAC	715	724
5.75%, 10/1/20, Callable 12/10/10 @ 101, AMBAC	730	740
		1,464

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Massachusetts (0.7%):
State Health & Educational Facilities Authority Revenue, Lesley University, Series A, 5.25%, 7/1/39, Callable 7/1/19 @ 100, Insured by Assured Guaranty	$1,000	$1,055
Michigan (0.6%):
Ferris State University Revenue, 4.75%, 10/1/24, Callable 10/1/18 @ 100, Insured by Assured Guaranty	830	887
Minnesota (1.5%):
Minneapolis & St. Paul Housing & Redevelopment Authority Health Care Systems Revenue, Children's Health Care, Series B, 4.00%, 8/15/16, AGM	350	379
Minnesota Agricultural & Economic Development Board Revenue, Essentia Health, Series C-1, 5.50%, 2/15/25, Callable 2/15/20 @ 100, Insured by Assured Guaranty	1,250	1,380
Minnesota Revenue, 4.00%, 6/1/16, Insured by Assured Guaranty	325	364
		2,123
Missouri (0.6%):
St. Louis Municipal Finance Corp. Lease Revenue, Series A, 5.00%, 2/15/18, Callable 2/15/12 @ 100, FGIC	250	265
State Health & Educational Facilities Authority Revenue, The Washington University, Series A, 5.38%, 3/15/39, Callable 3/15/18 @ 100	500	551
		816
Nevada (4.9%):
Lyon County School District Improvement, Series B, GO, 4.50%, 6/1/30, Callable 6/1/20 @ 100, AGM	450	451
Nevada State, Series E, GO, 5.00%, 3/1/16, AGM	4,000	4,635
Reno Hospital Revenue, Renown Regional Medical Center, Inc., Series C, 5.00%, 6/1/16, AGM	1,675	1,850
		6,936
New Jersey (2.9%):
New Jersey Economic Development Authority Revenue, Series Z, 5.50%, 12/15/34, Callable 12/15/18 @ 100, Insured by Assured Guaranty	500	555
New Jersey Transportation Trust Fund Authority Revenue, Series A, 5.50%, 12/15/38, Callable 12/15/18 @ 100, Insured by Assured Guaranty	1,300	1,439
State Educational Facilities Authority Revenue, Kean University, Series A, 5.50%, 9/1/36, Callable 9/1/19 @ 100, AGC-ICC	950	1,042
State Educational Facilities Authority Revenue, William Paterson University, Series C, 5.00%, 7/1/38, Callable 7/1/18 @ 100, Insured by Assured Guaranty	1,000	1,047
		4,083
New York (3.9%):
Amherst Development Corp. Student Housing Facility Revenue, Series A, 3.25%, 10/1/17, AGM	500	513
Niagara Falls Bridge Commission Revenue, Series A, 4.00%, 10/1/19, Insured by Assured Guaranty	1,000	1,096
Rockland County, GO, 3.00%, 5/1/16, Insured by Assured Guaranty	2,000	2,132
State Dormitory Authority Revenues, Non-State Supported Debt, Health Quest Systems, Series B, 5.13%, 7/1/37, Callable 7/1/17 @ 100, Insured by Assured Guaranty	450	467
State Dormitory Authority Revenues, Personal Income Tax, Series B, 3.25%, 2/15/17	1,335	1,427
		5,635

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
North Carolina (2.1%):
North Carolina State, Series A, GO, 5.00%, 3/1/16	$2,500	$2,964
Ohio (1.2%):
Harrison, GO
5.45%, 12/1/10, NATL-RE/FGIC	150	151
5.90%, 12/1/18, Callable 12/1/10 @ 100, FGIC	250	251
State Highway Capital Improvements, Series F, GO, 5.25%, 5/1/11	1,000	1,025
University of Toledo Revenue, Series A, 3.00%, 6/1/14	335	351
		1,778
Pennsylvania (6.5%):
Delaware River Port Authority PA & NJ Revenue, Series D, 5.00%, 1/1/40, Callable 1/1/20 @ 100, AGM	2,000	2,090
Easton Area School District, GO, 5.20%, 4/1/28, Callable 4/1/18 @ 100, AGM/State Aid Withholding	500	544
Elizabeth Township Sanitation Authority Revenue, 6.30%, 12/15/38, Callable 6/15/14 @ 100, AGM	500	534
Montgomery County Higher Education & Health Authority Revenue Health Systems, Catholic Health East, Series C, 5.50%, 11/15/24, Callable 11/15/14 @ 100	1,000	1,169
Mountaintop Area Joint Sanitation Authority Revenue, 5.65%, 12/15/30, Callable 12/15/10 @ 100, NATL-RE	250	252
Philadelphia Water & Wastewater Revenue
Series A, 3.00%, 6/15/16, AGM	825	860
Series C, 5.00%, 8/1/40, Callable 8/1/20 @ 100, AGM	1,000	1,038
Saint Mary Hospital Authority Health Systems Revenue, Catholic Health East, Series B
5.50%, 11/15/24, Callable 11/15/14 @ 100	100	117
5.38%, 11/15/34, Callable 11/15/14 @ 100	1,000	1,161
State Turnpike Commission Revenue, Series B, 5.00%, 6/1/29, Callable 6/1/19 @ 100, AGM	1,440	1,525
		9,290
South Carolina (0.8%):
Spartanburg County Regional Health Services District Revenue, Series D, 4.00%, 4/15/17, Insured by Assured Guaranty	350	375
Woodruff-Roebuck Water District Water System Revenue, 4.00%, 6/1/32, Callable 6/1/20 @ 100, AGM	750	721
		1,096
Texas (9.8%):
Bexar County, Series A, GO, 4.75%, 6/15/33, Callable 6/15/19 @ 100	1,000	1,034
Forney Independent School District, School Building, Series A, GO, 6.00%, 8/15/37, Callable 8/15/18 @ 100, PSF-GTD	850	1,004
Frisco Independent School District, School Building, Series A, GO, 6.00%, 8/15/38, Callable 8/15/18 @ 100, PSF-GTD	1,500	1,775
Humble Independent School District, GO, 3.40%, 6/15/17, PSF-GTD	650	712
Katy Independent School District, Series A, GO, 4.00%, 2/15/16, PSF-GTD	500	562
Laredo Community College District Revenue
5.00%, 8/1/30, Callable 8/1/20 @ 100, AGM	1,125	1,173
5.25%, 8/1/35, Callable 8/1/20 @ 100, AGM	625	657

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
North Fort Bend Water Authority System Revenue, 5.00%, 12/15/24, Callable 12/15/19 @ 100, Insured by Assured Guaranty	$4,250	$4,668
Upper Trinity Regional Water District Revenue, Series A, 3.00%, 8/1/17, AGM	1,585	1,625
Woodlands Township Sales & Hotel Occupancy Tax Revenue, 2.50%, 3/1/18, AGM	860	848
		14,058
West Virginia (0.6%):
School Building Authority Excess Lottery Revenue, 4.63%, 7/1/23, Callable 7/1/18 @ 100	780	831
Total Municipal Bonds (Cost $120,494)		127,572
Investment Companies (7.5%)
BlackRock Liquidity Funds MuniFund Portfolio, 0.15% (a)	1,000,000	1,000
Fidelity Institutional Tax Exempt Fund, 0.10% (a)	9,777,932	9,778
Total Investment Companies (Cost $10,778)		10,778
Total Investments (Cost $131,272) — 96.8%		138,350
Other assets in excess of liabilities — 3.2%		4,629
NET ASSETS — 100.0%		$142,979

(a)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/10.

AGC-ICC — Security guaranteed by Insured Custody Certificates, secondarily guaranteed by Assured Guaranty Corporation.

AGM — Insured by Assured Guaranty Municipal Corporation.

AMBAC — Insured by American Municipal Bond Assurance Corporation.

FGIC — Insured by Financial Guaranty Insurance Company.

GO — General Obligation

NATL-RE — Insured by National Reinsurance Corp.

PSF-GTD — Permanent School Fund Guaranteed

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Ohio Municipal Bond Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Municipal Bonds (96.0%)
General Obligations (43.6%):
County, City & Special District (9.1%):
Cincinnati, Series A
3.00%, 12/1/17	$105	$111
4.50%, 12/1/29, Callable 6/1/19 @ 100	450	468
Cleveland, 5.75%, 8/1/12, MBIA	875	947
Greene County
4.50%, 12/1/35, Callable 12/1/20 @ 100	810	825
4.63%, 12/1/39, Callable 12/1/20 @100	570	575
Mahoning County, 5.50%, 12/1/23, Callable 12/1/18 @ 100, AGM	1,085	1,251
North Royalton, 4.40%, 12/1/23, Callable 12/1/18 @ 100	500	534
Portage County, 5.25%, 12/1/24, Callable 12/1/14 @ 100, AMBAC	760	856
Summit County, Series R
5.50%, 12/1/13, FGIC	250	285
5.50%, 12/1/16, FGIC	535	648
5.50%, 12/1/17, FGIC	930	1,134
5.50%, 12/1/18, FGIC	1,095	1,342
Vandalia, 5.25%, 12/1/21, Callable 12/1/14 @ 100, AMBAC	1,305	1,478
Warren County Special Assessment, 6.55%, 12/1/14	450	499
		10,953
Public Facilities (Convention, Sport, Public Buildings) (0.6%):
Hilliard, 5.25%, 12/1/27, Callable 12/1/12 @ 100	625	687
Public Improvements (5.4%):
Akron, 5.50%, 12/1/21, Callable 12/1/10 @ 101	510	518
Columbus, Series A, 2.00%, 6/1/16	1,000	1,025
Richland County, Correctional Facilities Improvement
5.00%, 12/1/16, Insured by Assured Guaranty	185	214
5.88%, 12/1/24, Callable 12/1/18 @ 100, Insured by Assured Guaranty	350	401
6.13%, 12/1/38, Callable 12/1/18 @ 100, Insured by Assured Guaranty	500	559
State Natural Resources, Series L, 5.00%, 10/1/16	2,840	3,369
Toledo, 5.13%, 12/1/21, Callable 12/1/18 @ 100, Insured by Assured Guaranty	400	445
		6,531
Schools & Educational Services (27.8%):
Anthony Wayne Local School District, School Facilities Construction & Improvement, 5.13%, 12/1/30, Callable 12/1/11 @ 100, AGM	2,000	2,069
Barnesville Village School District, District Credit Program, 5.75%, 12/1/22, Callable 12/1/10 @ 101	500	507
Chillicothe City School District
5.00%, 12/1/17, Callable 12/1/14 @ 100, FGIC	1,145	1,332
5.00%, 12/1/19, Callable 12/1/14 @ 100, FGIC	1,245	1,448
5.25%, 12/1/23, Callable 12/1/14 @ 100, FGIC	1,580	1,854
5.25%, 12/1/26, Callable 12/1/14 @ 100, FGIC	840	986
Columbus City School District, 4.50%, 12/1/24, Callable 12/1/17 @ 100, AGM	355	376
Elida Local School District, School Facilities & Construction
3.50%, 12/1/15, AGM	955	1,044
3.75%, 12/1/17, AGM	1,245	1,369
4.75%, (a) 12/1/21, AGM	1,455	977
4.95%, (a) 12/1/23, AGM	1,455	886

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Fairfield City School District, 7.45%, 12/1/14, FGIC	$1,000	$1,123
Hamilton City School District Improvements, Series A
5.38%, 12/1/16, Callable 12/1/11 @ 100, FGIC	1,200	1,266
6.15%, 12/1/16, State Aid Withholding	600	745
Lake Local School District, Wood County, 5.30%, 12/1/21, Callable 12/1/11 @ 101, MBIA	1,575	1,677
Lima City School District
6.00%, 12/1/22, Prerefunded 12/1/10 @ 102, AMBAC	1,970	2,019
6.00%, 12/1/22, Callable 12/1/10 @ 102, AMBAC	30	31
Madeira City School District, 5.25%, 12/1/20, Callable 12/1/14 @ 100, MBIA	1,150	1,349
Marion Local School District, 5.75%, 12/1/22, Callable 12/1/10 @ 101, MBIA	230	233
Marysville Exempt Village School District, 5.25%, 12/1/18, Callable 12/1/12 @ 100, MBIA	605	651
Milford Exempt Village School District, School Improvement
4.75%, 12/1/26, Callable 6/1/17 @ 100, AGM	500	523
5.50%, 12/1/30, AGM	325	396
Minerva Local School District
5.13%, 12/1/20, Prerefunded 12/1/12 @ 100, MBIA	1,275	1,394
5.13%, 12/1/20, Callable 12/1/12 @ 100, MBIA	1,425	1,516
Ohio Schools, Series A, 4.00%, 9/15/18	3,000	3,373
Sidney City School District, 4.70%, 12/1/11, FGIC	200	209
Sylvania City School District, School Improvement, 4.00%, (a) 12/1/17, Insured by Assured Guaranty	1,040	855
Vandalia Butler City School District, School Improvement, 5.00%, 12/1/29, Callable 6/1/19 @ 100	1,000	1,073
Worthington City School District, 6.00%, 12/1/11, FGIC	2,255	2,392
		33,673
Utilities (Sewers, Telephone, Electric) (0.7%):
Avon, Route 83 Sewer Improvements, 6.50%, 12/1/15	225	252
Greene County, Water Systems, 5.75%, 12/1/22, Callable 12/1/18 @ 100	500	627
		879
		52,723
Revenue Bonds (52.4%):
Hospitals, Nursing Homes & Health Care (20.9%):
Akron Bath Copley, Joint Township Hospital District Revenue, General Health Systems, Series A, 5.00%, 1/1/14	430	457
Allen County, Hospital Facilities Revenue, Catholic Healthcare Partners Series A
4.75%, 6/1/35, Callable 6/1/15 @ 100	1,390	1,378
5.00%, 6/1/38, Callable 6/1/20 @ 100	4,590	4,646
Series B
4.13%, 9/1/20	1,200	1,248
4.75%, 9/1/27, Callable 9/1/20 @ 100	2,745	2,843
Franklin County Hospital Revenue, Nationwide Children's Hospital, 4.75%, 11/1/29, Callable 11/1/19 @ 100	1,500	1,552
Franklin County Hospital Revenue, The Children's Hospital Project, Series C, 5.00%, 5/1/16, Callable 5/1/15 @ 100, FGIC	1,335	1,466

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2010

(Amounts in Thousands)

Security Description	Principal Amount	Value
Franklin County Revenue, Trinity Health Credit Group, Series C, 4.50%, 12/1/37, Callable 12/1/20 @ 100	$3,000	$2,936
Lorain County Hospital Revenue, Catholic Healthcare, Series C2, 5.00%, 4/1/33, Callable 5/9/18 @ 100, AGM	250	257
Lorain County, Hospital Facilities Revenue, Catholic Healthcare Partners, 5.00%, 2/1/29, Callable 5/13/18 @ 101, Insured by Assured Guaranty	1,000	1,039
Lucas County Hospital Revenue, 5.75%, 11/15/14, MBIA	1,785	1,793
Ross County Hospital Revenue, Adena Health System, 5.25%, 12/1/38, Callable 12/1/18 @ 100, Insured by Assured Guaranty	2,340	2,430
Ross County, Hospital Facilities Revenue, Adena Health System, 5.75%, 12/1/35, Callable 12/1/18 @ 100, AGC-ICC	500	538
State Hospital Facility Revenue, Cleveland Clinic Foundation, Series A, 5.50%, 1/1/39, Callable 1/1/19 @ 100	2,500	2,692
		25,275
Housing (3.2%):
State Housing Finance Agency, Capital Fund Revenue, Series A
4.50%, 4/1/11, AGM	695	707
5.00%, 4/1/27, Callable 4/1/17 @ 100, AGM	3,000	3,207
		3,914
Public Improvements (2.0%):
Cleveland Airport System Revenue, Series C, 4.00%, 1/1/15, Insured by Assured Guaranty	1,000	1,088
Greene County, Sewer System Revenue
3.50%, 12/1/19, AGM	200	208
4.50%, 12/1/30, Callable 12/1/20 @ 100, AGM	500	508
Twinsburg, 5.50%, 12/1/15, Callable 12/1/11 @ 100, FGIC	600	631
		2,435
Schools & Educational Services (22.1%):
Bowling Green State University Revenue, Series A, 3.00%, 6/1/16	520	539
Cincinnati Technical College, 5.00%, 10/1/12, AMBAC	650	692
Hamilton County Student Housing Revenue, Stratford Heights Project, University of Cincinnati
5.00%, 6/1/30, Callable 6/1/20 @ 100, AGM	2,610	2,735
4.75%, 6/1/39, Callable 6/1/20 @ 100, AGM	1,250	1,261
State Higher Educational Facility Commission Revenue, John Carroll University Project
5.00%, 11/15/12	400	427
5.00%, 11/15/13	250	274
5.50%, 11/15/17, Callable 11/15/13 @ 100	420	452
5.50%, 11/15/18, Callable 11/15/13 @ 100	335	358
State Higher Educational Facility Commission Revenue, Mount Union College
4.50%, 10/1/25 (b)	765	779
5.13%, 10/1/35 (b)	1,200	1,228
State Higher Educational Facility Revenue, College of Wooster Project, 5.00%, 9/1/16, Callable 9/1/15 @ 100	600	673
State University General Receipts, Series A, 3.00%, 12/1/17	5,000	5,303
University of Akron General Receipts, Series A, 5.00%, 1/1/20, AGM	3,880	4,395

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
University of Toledo General Receipts Bonds
Series A, 3.25%, 6/1/11, Insured by Assured Guaranty	$275	$280
Series A, 3.50%, 6/1/16	2,260	2,408
Westerville City School District Special Obligation, 3.00%, 12/1/16	750	795
Youngstown State University General Receipts
4.00%, 12/15/15, Insured by Assured Guaranty	1,165	1,281
4.00%, 12/15/16, Insured by Assured Guaranty	500	549
4.13%, 12/15/17, Insured by Assured Guaranty	435	478
4.38%, 12/15/18, Insured by Assured Guaranty	685	760
5.00%, 12/15/23, Callable 6/15/19 @ 100, Insured by Assured Guaranty	1,000	1,092
		26,759
Utilities (Sewers, Telephone, Electric) (0.2%):
Akron Sewer System Revenue, 4.95%, 12/1/10, AMBAC	300	301
Utilities-Water (4.0%):
Mahoning Valley Sanitation, District Water Revenue
2.00%, 12/1/13, Insured by Assured Guaranty	1,545	1,584
2.50%, 12/1/16, Insured by Assured Guaranty	1,000	1,016
3.00%, 12/1/17, Insured by Assured Guaranty	1,000	1,029
Warren County Waterworks Revenue, Warren County Water District 5.00%, 12/1/16, Callable 12/1/12 @ 101, AGM	645	700
5.00%, 12/1/18, Callable 12/1/12 @ 101, AGM	430	463
		4,792
		63,476
Total Municipal Bonds (Cost $108,933)		116,199
Investment Companies (2.8%)
Touchstone Ohio Money Market Fund, 0.01% (c)	3,404,345	3,404
Total Investment Companies (Cost $3,404)		3,404
Total Investments (Cost $112,337) — 98.8%		119,603
Other assets in excess of liabilities — 1.2%		1,439
NET ASSETS — 100.0%		$121,042

(a)  Represents the effective yield at purchase.

(b)  Continuously callable with 30 days notice.

(c)  Rate disclosed is the daily yield on 10/31/10.

AGC-ICC — Security guaranteed by Insured Custody Certificates, secondarily guaranteed by Assured Guaranty Corporation

AGM — Insured by Assured Guaranty Municipal Corporation.

AMBAC — Insured by American Municipal Bond Assurance Corporation.

FGIC — Insured by Financial Guaranty Insurance Company.

MBIA — Insured by Municipal Bond Insurance Association

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2010

(Amounts in Thousands, Except Per Share Amounts)

	National Municipal Bond Fund	Ohio Municipal Bond Fund
ASSETS:
Investments, at value (Cost $131,272 and $112,337)	$138,350	$119,603
Cash	50	50
Interest and dividends receivable	1,606	1,728
Receivable for capital shares issued	95	147
Receivable for investments sold	3,272	—
Receivable from Adviser	13	—
Prepaid expenses	9	10
Total Assets	143,395	121,538
LIABILITIES:
Payable for capital shares redeemed	279	385
Accrued expenses and other payables:
Investment advisory fees	67	57
Administration fees	13	10
Custodian fees	2	2
Transfer agent fees	8	5
Shareholder servicing fees	30	27
Other accrued expenses	17	10
Total Liabilities	416	496
NET ASSETS:
Capital	133,342	112,208
Accumulated undistributed net investment income	110	98
Accumulated net realized gains from investments	2,449	1,470
Net unrealized appreciation on investments	7,078	7,266
Net Assets	$142,979	$121,042
Net Assets
Class A Shares	$142,979	$121,042
Total	$142,979	$121,042
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	12,408	10,089
Total	12,408	10,089
Net asset value and redemption price per share:
Class A Shares	$11.52	$12.00
Maximum sales charge — Class A Shares	2.00%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$11.76	$12.24

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2010

(Amounts in Thousands)

	National Municipal Bond Fund	Ohio Municipal Bond Fund
Investment Income:
Interest income	$4,900	$4,947
Dividend income	6	2
Total Income	4,906	4,949
Expenses:
Investment advisory fees	720	664
Administration fees	149	137
Shareholder servicing fees — Class A Shares	327	302
Custodian fees	19	18
Transfer agent fees	54	40
Trustees' fees	12	11
Legal and audit fees	16	16
State registration and filing fees	31	19
Other expenses	45	8
Total Expenses	1,373	1,215
Expenses waived/reimbursed by Adviser	(73)	—
Net Expenses	1,300	1,215
Net Investment Income	3,606	3,734
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	2,429	1,465
Net change in unrealized appreciation/depreciation on investments	2,570	2,087
Net realized/unrealized gains from investments	4,999	3,552
Net increase from payment by the sub-administrator (note 4)	29	79
Change in net assets resulting from operations	$8,634	$7,365

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	National Municipal Bond Fund		Ohio Municipal Bond Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
From Investment Activities:
Operations:
Net investment income	$3,606	$2,968	$3,734	$3,853
Net realized gains from investment transactions	2,429	1,937	1,465	2,419
Net change in unrealized appreciation/ depreciation on investments	2,570	5,633	2,087	4,394
Net increase from payment by the sub-administrator (note 4)	29	—	79	—
Change in net assets resulting from operations	8,634	10,538	7,365	10,666
Distributions to Shareholders:
From net investment income:
Class A Shares	(3,622)	(2,956)	(3,827)	(3,869)
From net realized gains:
Class A Shares	(1,765)	—	(2,264)	—
Change in net assets resulting from distributions to shareholders	(5,387)	(2,956)	(6,091)	(3,869)
Change in net assets from capital transactions	28,638	34,497	1,173	4,035
Change in net assets	31,885	42,079	2,447	10,832
Net Assets:
Beginning of period	111,094	69,015	118,595	107,763
End of period	$142,979	$111,094	$121,042	$118,595
Accumulated undistributed net investment income	$110	$102	$98	$114
Capital Transactions:
Class A Shares
Proceeds from shares issued	$69,306	$102,885	$14,969	$19,860
Dividends reinvested	4,507	2,547	5,073	3,102
Cost of shares redeemed	(45,175)	(70,935)	(18,869)	(18,927)
Change in net assets from capital transactions	$28,638	$34,497	$1,173	$4,035
Share Transactions:
Class A Shares
Issued	6,130	9,417	1,259	1,687
Reinvested	400	233	430	264
Redeemed	(3,992)	(6,451)	(1,585)	(1,606)
Change in Shares	2,538	3,199	104	345

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	National Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$11.26		$10.35	$10.77	$10.89		$10.78
Investment Activities:
Net investment income	0.31		0.33	0.36	0.37		0.35
Net realized and unrealized gains (losses) on investments	0.43		0.91	(0.42)	(0.08)		0.17
Total from Investment Activities	0.74		1.24	(0.06)	0.29		0.52
Distributions:
Net investment income	(0.31)		(0.33)	(0.36)	(0.37)		(0.35)
Net realized gains from investments	(0.17)		—	—	(0.04)		(0.06)
Total Distributions	(0.48)		(0.33)	(0.36)	(0.41)		(0.41)
Net Asset Value, End of Period	$11.52		$11.26	$10.35	$10.77		$10.89
Total Return (excludes sales charge)	6.75	%(a)	12.16%	(0.65)%	2.73	%(b)	5.01%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$142,979		$111,094	$69,015	$70,612		$68,348
Ratio of net expenses to average net assets	0.99%		1.00%	1.00%	1.00%		1.01%
Ratio of net investment income to average net assets	2.75%		3.06%	3.31%	3.39%		3.27%
Ratio of gross expenses to average net assets (c)	1.05%		1.03%	1.05%	1.04%		1.15%
Ratio of net investment income to average net assets (c)	2.69%		3.03%	3.26%	3.35%		3.13%
Portfolio turnover	74%		114%	230%	138%		113%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Ohio Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Net Asset Value, Beginning of Period	$11.88		$11.18	$11.56	$11.69		$11.74
Investment Activities:
Net investment income	0.37		0.39	0.41	0.42		0.40
Net realized and unrealized gains (losses) on investments	0.36		0.70	(0.38)	(0.11)		0.09
Total from Investment Activities	0.73		1.09	0.03	0.31		0.49
Distributions:
Net investment income	(0.38)		(0.39)	(0.41)	(0.41)		(0.40)
Net realized gains from investments	(0.23)		—	—	(0.03)		(0.14)
Total Distributions	(0.61)		(0.39)	(0.41)	(0.44)		(0.54)
Net Asset Value, End of Period	$12.00		$11.88	$11.18	$11.56		$11.69
Total Return (excludes sales charge)	6.29	%(a)	9.86%	0.17%	2.77	%(b)	4.35%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$121,042		$118,595	$107,763	$111,055		$112,302
Ratio of net expenses to average net assets	1.01%		1.01%	1.01%	0.99%		1.06%
Ratio of net investment income to average net assets	3.09%		3.32%	3.49%	3.58%		3.45%
Portfolio turnover	53%		53%	86%	63%		56%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.06% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
International Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Common Stocks (88.1%)
Australia (1.2%):
Mining (1.2%):
Rio Tinto Ltd.	9,819	$801
Austria (1.6%):
Banks (1.6%):
Erste Group Bank AG	23,519	1,061
Belgium (2.3%):
Beverages (1.1%):
Anheuser-Busch InBev NV	11,557	727
Wire & Cable Products (1.2%):
Bekaert NV	2,457	748
		1,475
Bermuda (1.2%):
Financial Services (1.2%):
Credicorp Ltd.	6,417	808
Brazil (3.9%):
Banks (1.4%):
Banco Bradesco SA, Sponsored ADR	24,762	515
Itau Unibanco Holding SA, Preferred ADR	17,540	431
		946
Financial Services (0.4%):
CETIP SA	25,895	275
Minerals (1.4%):
Vale SA, Sponsored ADR	28,075	902
Oil & Gas Exploration — Production & Services (0.7%):
Petroleo Brasileiro SA, Sponsored ADR	13,339	455
		2,578
Canada (0.7%):
Metals (0.7%):
Teck Resources Ltd., Class B	9,912	443
Cayman Islands (1.5%):
Health Care (1.5%):
Hengan International Group Co. Ltd.	43,000	406
Herbalife Ltd.	9,233	590
		996
China (3.0%):
Auto Parts & Equipment (1.1%):
Dongfeng Motor Group Co. Ltd., Class H	316,000	693

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Banks (1.0%):
China Construction Bank Corp., Class H	686,000	$655
Pharmaceuticals (0.9%):
Sinopharm Medicine Holding Co. Ltd., Class H	154,000	606
		1,954
Colombia (0.7%):
Banks (0.7%):
Bancolombia SA, Sponsored ADR	7,122	480
Denmark (4.1%):
Beverages (1.4%):
Carlsberg A/S, Class B	8,275	906
Engineering (0.5%):
FLSmidth & Co. A/S	4,346	321
Pharmaceuticals (2.2%):
Novo Nordisk A/S, Class B	14,153	1,487
		2,714
Egypt (1.1%):
Banks (1.1%):
Commercial International Bank	92,967	699
Finland (2.7%):
Insurance (0.7%):
Sampo Oyj	17,078	479
Machine — Diversified (1.2%):
Metso Corp.	16,013	759
Manufacturing — Diversified (0.8%):
Wartsila Oyj	7,952	558
		1,796
France (6.2%):
Automotive Parts (1.2%):
Valeo SA (b)	14,637	786
Banks (1.3%):
BNP Paribas	11,833	866
Insurance (0.9%):
AXA SA	31,532	574
Power (0.8%):
Schneider Electric SA	3,631	515
Rubber & Rubber Products (0.9%):
Cie Generale des Etablissements Michelin, Class B	7,440	592
Steel (1.1%):
Vallourec SA	7,279	756
		4,089

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Germany (5.6%):
Aerospace/Defense (0.6%):
MTU Aero Engines Holding AG	7,155	$432
Automotive (2.0%):
Bayerische Motoren Werke AG	9,837	705
Tognum AG	24,092	585
		1,290
Chemicals (2.3%):
BASF SE	7,669	560
Bayer AG	6,474	487
Lanxess AG	6,594	459
		1,506
Insurance (0.7%):
Allianz SE	3,794	475
		3,703
Hong Kong (1.4%):
Insurance (0.5%):
AIA Group Ltd. (b)	121,000	360
Oil & Gas Exploration — Production & Services (0.9%):
CNOOC Ltd.	275,000	574
		934
India (4.0%):
Banks (3.4%):
Indian Bank	34,971	230
Oriental Bank of Commerce	21,386	240
Punjab National Bank Ltd.	61,835	1,798
		2,268
Building Materials (0.6%):
Grasim Industries Ltd.	7,171	362
		2,630
Indonesia (1.5%):
Banks (1.5%):
PT Bank Rakyat	792,000	1,011
Israel (0.9%):
Pharmaceuticals (0.9%):
Teva Pharmaceutical Industries Ltd., Sponsored ADR	11,874	616
Japan (6.7%):
Automotive (1.3%):
Nissan Motor Co., Ltd.	94,000	825
Building Materials (0.4%):
Asahi Glass Co. Ltd.	26,000	248

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
General (0.4%):
ITOCHU Corp.	32,400	286
Machinery — Construction & Mining (0.9%):
Komatsu Ltd.	24,600	599
Manufacturing — Diversified (0.4%):
Mitsubishi Corp.	12,300	297
Office Equipment & Supplies (2.6%):
CANON, Inc.	37,600	1,730
Real Estate Services (0.7%):
Daito Trust Construction Co., Ltd.	7,500	454
		4,439
Jersey (0.8%):
Oilfield Services & Equipment (0.8%):
Petrofac Ltd.	20,944	491
Luxembourg (2.1%):
Oilfield Services & Equipment (0.7%):
Acergy SA	23,286	471
Steel (0.5%):
ArcelorMittal	9,327	300
Telecommunications — Cellular (0.9%):
Millicom International Cellular SA	6,201	587
		1,358
Mexico (2.2%):
Banks (1.5%):
Banco Compartamos SA de CV	69,000	486
Grupo Financiero Banorte SAB de CV	114,300	489
		975
Metals (0.7%):
Grupo Mexico SAB de CV, Series B	132,900	438
		1,413
Poland (0.7%):
Banks (0.7%):
Powszechna Kasa Oszczednosci Bank Polski SA	30,713	485
Russian Federation (0.5%):
Telecommunications (0.5%):
Mobile TeleSystems, Sponsored ADR	14,993	325
Singapore (1.3%):
Manufacturing — Diversified (0.7%):
Keppel Corp. Ltd.	61,000	470
Shipbuilding (0.6%):
SembCorp Marine Ltd.	116,000	412
		882

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Sweden (2.3%):
Machinery — Construction & Mining (0.7%):
Atlas Copco AB, A Shares	22,138	$463
Retail — Apparel/Shoe (0.8%):
Hennes & Mauritz AB	14,200	500
Telecommunications — Services & Equipment (0.8%):
Tele2 AB, B Shares	24,740	545
		1,508
Switzerland (4.7%):
Chemicals (0.6%):
Clariant AG (b)	22,521	381
Engineering (0.8%):
ABB Ltd.	23,621	490
Financial Services (1.6%):
Credit Suisse Group AG	11,521	476
Zurich Financial Services AG	2,433	596
		1,072
Food Processing & Packaging (1.7%):
Nestle SA	20,856	1,144
		3,087
Taiwan (0.8%):
Computers & Peripherals (0.8%):
HTC Corp.	23,750	537
Thailand (2.1%):
Banks (0.8%):
Krung Thai Bank Public, Co. Ltd.	870,000	471
Food Service (0.4%):
Charoen Pokphand Foods Public Co. Ltd.	361,300	268
Retail (0.9%):
CP ALL PCL	397,500	579
		1,318
Turkey (2.4%):
Automotive Parts (1.0%):
Koc Holding AS	129,317	613
Banks (1.4%):
Turkiye Garanti Bankasi AS	99,367	604
Turkiye Halk Bankasi AS	32,973	330
		934
		1,547

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
United Kingdom (16.2%):
Banks (1.6%):
Barclays PLC	70,197	$310
Standard Chartered PLC	26,715	773
		1,083
Commercial Services (2.9%):
Aggreko PLC	26,269	663
AMEC PLC	41,029	713
Intertek Group PLC	17,262	513
		1,889
Financial Services (0.9%):
Prudential PLC	57,851	585
Food Service (1.6%):
Compass Group PLC	130,204	1,068
Human Resources (1.0%):
Hays PLC	385,051	682
Insurance (0.5%):
Admiral Group PLC	12,050	315
Manufacturing — Diversified (0.9%):
IMI PLC	48,936	619
Metals (0.6%):
Antofagasta PLC	18,279	387
Minerals (1.1%):
BHP Billiton PLC	20,814	739
Oil Companies — Integrated (1.9%):
BP PLC	181,833	1,237
Retail — Apparel/Shoe (0.9%):
Next PLC	15,472	567
Semiconductors (1.0%):
ARM Holdings PLC	111,766	656
Software (0.6%):
Autonomy Corp. PLC (b)	16,248	381
Tobacco (0.7%):
British American Tobacco PLC	12,143	463
		10,671
United States 1.7%):
Telecommunications — Cellular (1.0%):
NII Holdings, Inc. (b)	15,806	661
Tobacco (0.7%):
Philip Morris International, Inc.	8,231	481
		1,142
Total Common Stocks (Cost $43,922)		57,991

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Exchange Traded Funds (4.4%)
Japan (1.8%):
Nikkei 225	10,550	$1,211
United States (2.6%):
iShares MSCI Japan Index Fund	169,605	1,696
Total Exchange Traded Funds (Cost $2,686)		2,907
Rights (0.1%)
United Kingdom (0.1%):
Standard Chartered PLC	3,339	28
Total Rights (Cost $—)		28
Cash Equivalents (1.9%)
United States (1.9%):
Citibank Money Market Deposit Account, 0.05% (c)	1,260,144	1,260
Total Cash Equivalents (Cost $1,260)		1,260
Total Investments (Cost $47,868) — 94.5%		62,186
Other assets in excess of liabilities — 5.5%		3,666
NET ASSETS — 100.0%		$65,852

(a)  All securities, except those traded on United States (e.g., ADRs) or Canadian exchanges, were fair valued at October 31, 2010.

(b)  Non-income producing security.

(c)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/10.

ADR — American Depositary Receipt

PLC — Public Liability Co.

At October 31, 2010, the Fund's forward foreign exchange contracts were as follows:

Currency	Delivery Date	Contract Amount In Local Currency	Contract Value in USD	Value	Unrealized Appreciation/ (Depreciation)
Short:
Australian Dollar	11/3/10	(416)	$(407)	$(407)	$—	(a)
Danish Krone	11/2/10	(1,046)	(195)	(195)	—	(a)
Swedish Krona	11/1/10	(2,068)	(305)	(310)	(5)
Swiss Franc	11/1/10	(160)	(162)	(163)	(1)
Total Short Contracts			$(1,069)	$(1,075)	$(6)
Long:
Euro	11/1/10	72	$100	$100	$—	(a)
Euro	11/3/10	261	363	363	—	(a)
Hong Kong Dollar	11/2/10	2,033	262	262	—	(a)
Total Long Contracts			$725	$725	$—	(a)

(a)  Rounds to less than $1.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
International Select Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Common Stocks (94.1%)
Australia (2.1%):
Mining (2.1%):
Rio Tinto Ltd.	16,526	$1,347
Austria (1.8%):
Banks (1.8%):
Erste Group Bank AG	26,219	1,182
		1,182
Belgium (1.3%):
Beverages (1.3%):
Anheuser-Busch InBev NV	13,157	828
Bermuda (1.7%):
Financial Services (1.7%):
Credicorp Ltd.	8,660	1,090
Brazil (4.6%):
Banks (1.1%):
Banco Bradesco SA, Sponsored ADR	35,328	735
Financial Services (0.6%):
CETIP SA	37,925	402
Minerals (2.1%):
Vale SA, Sponsored ADR	42,372	1,362
Oil & Gas Exploration — Production & Services (0.8%):
Petroleo Brasileiro SA, Sponsored ADR	14,176	484
		2,983
Canada (1.2%):
Metals (1.2%):
Teck Resources Ltd., Class B	17,267	772
Cayman Islands (2.5%):
Health Care (2.5%):
Hengan International Group Co. Ltd.	80,000	756
Herbalife Ltd.	13,027	832
		1,588
China (4.6%):
Auto Parts & Equipment (1.7%):
Dongfeng Motor Group Co. Ltd., Class H	504,000	1,105
Banks (1.5%):
China Construction Bank Corp., Class H	1,006,000	961
Pharmaceuticals (1.4%):
Sinopharm Medicine Holding Co. Ltd., Class H	222,800	877
		2,943

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Select Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Denmark (4.7%):
Beverages (2.1%):
Carlsberg A/S, Class B	12,225	$1,338
Pharmaceuticals (2.6%):
Novo Nordisk A/S, Class B	15,877	1,668
		3,006
Egypt (1.5%):
Banks (1.5%):
Commercial International Bank	131,242	986
Finland (3.2%):
Machine — Diversified (1.9%):
Metso Corp.	26,354	1,248
Manufacturing — Diversified (1.3%):
Wartsila Oyj	11,425	802
		2,050
France (7.2%):
Automotive Parts (1.8%):
Valeo SA (b)	21,917	1,176
Banks (2.0%):
BNP Paribas	17,312	1,268
Rubber & Rubber Products (1.4%):
Cie Generale des Etablissements Michelin, Class B	11,313	900
Steel (2.0%):
Vallourec SA	12,730	1,322
		4,666
Germany (5.9%):
Automotive (2.8%):
Bayerische Motoren Werke AG	14,137	1,012
Tognum AG	33,645	818
		1,830
Chemicals (3.1%):
BASF SE	15,440	1,127
Bayer AG	11,359	855
		3,812
Hong Kong (2.3%):
Insurance (0.8%):
AIA Group Ltd. (b)	169,000	503
Oil & Gas Exploration — Production & Services (1.5%):
CNOOC Ltd.	461,000	962
		1,465

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Select Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
India (3.9%):
Banks (3.9%):
Punjab National Bank Ltd.	87,262	$2,537
Indonesia (2.0%):
Banks (2.0%):
PT Bank Rakyat	1,030,000	1,315
Israel (1.4%):
Pharmaceuticals (1.4%):
Teva Pharmaceutical Industries Ltd., Sponsored ADR	17,572	912
Japan (6.0%):
Automotive (1.7%):
Nissan Motor Co., Ltd.	129,100	1,133
Manufacturing — Diversified (1.4%):
Mitsubishi Corp.	36,800	889
Office Equipment & Supplies (2.9%):
CANON, Inc.	40,900	1,881
		3,903
Luxembourg (1.7%):
Telecommunications — Cellular (1.7%):
Millicom International Cellular SA	11,872	1,123
Mexico (3.5%):
Banks (1.9%):
Banco Compartamos SA de CV	90,000	634
Grupo Financiero Banorte SAB de CV	149,500	640
		1,274
Metals (1.6%):
Grupo Mexico SAB de CV, Series B	309,500	1,019
		2,293
Poland (1.2%):
Banks (1.2%):
Powszechna Kasa Oszczednosci Bank Polski SA	50,441	797
		797
Russian Federation (0.7%):
Telecommunications (0.7%):
Mobile TeleSystems, Sponsored ADR	20,382	441
Singapore (1.3%):
Shipbuilding (1.3%):
SembCorp Marine Ltd.	241,000	856
Sweden (1.7%):
Machinery — Construction & Mining (0.7%):
Atlas Copco AB, A Shares	21,788	456

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Select Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Retail — Apparel/Shoe (1.0%):
Hennes & Mauritz AB	18,525	$653
		1,109
Switzerland (4.4%):
Chemicals (1.3%):
Clariant AG (b)	47,721	808
Financial Services (1.4%):
Credit Suisse Group AG	21,846	904
Food Processing & Packaging (1.7%):
Nestle SA	20,562	1,127
		2,839
Taiwan (1.4%):
Computers & Peripherals (1.4%):
HTC Corp.	39,500	894
Thailand (1.4%):
Retail (1.4%):
CP ALL PCL	589,200	858
Turkey (1.8%):
Banks (1.8%):
Turkiye Garanti Bankasi AS	193,496	1,176
United Kingdom (13.9%):
Banks (1.7%):
Standard Chartered PLC	38,579	1,117
Commercial Services (4.6%):
Aggreko PLC	40,144	1,013
AMEC PLC	65,425	1,137
Intertek Group PLC	27,903	830
		2,980
Financial Services (1.0%):
Prudential PLC	63,669	644
Food Service (2.3%):
Compass Group PLC	176,632	1,448
Insurance (0.7%):
Admiral Group PLC	17,760	464
Oil Companies — Integrated (2.1%):
BP PLC	199,448	1,356
Semiconductors (1.5%):
ARM Holdings PLC	165,610	972
		8,981
United States (3.2%):
Telecommunications — Cellular (1.9%):
NII Holdings, Inc. (b)	29,853	1,248

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Select Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Tobacco (1.3%):
Philip Morris International, Inc.	14,536	$850
		2,098
Total Common Stocks (Cost $46,171)		60,850
Exchange Traded Funds (1.9%)
Japan (1.9%):
Nikkei 225	10,652	1,222
Total Exchange Traded Funds (Cost $1,256)		1,222
Rights (0.1%)
United Kingdom (0.1%):
Standard Chartered PLC	4,822	41
Total Rights (Cost $—)		41
Cash Equivalents (2.2%)
United States (2.2%):
Citibank Money Market Deposit Account, 0.05% (c)	1,409,979	1,410
Total Cash Equivalents (Cost $1,410)		1,410
Total Investments (Cost $48,837) — 98.3%		63,523
Other assets in excess of liabilities — 1.7%		1,108
NET ASSETS — 100.0%		$64,631

(a)  All securities, except those traded on United States (e.g., ADRs) or Canadian exchanges, were fair valued at October 31, 2010.

(b)  Non-income producing security.

(c)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/10.

ADR — American Depositary Receipt

PLC — Public Liability Co.

At October 31, 2010, the Fund's forward foreign exchange contracts were as follows:

Currency	Delivery Date	Contract Amount In Local Currency	Contract Value in USD	Value	Unrealized Appreciation/ (Depreciation)
Short:
Swiss Franc	11/1/10	(220)	$(222)	$(224)	$(2)
Total Short Contracts			$(222)	$(224)	$(2)
Long:
Euro	11/1/10	70	$98	$98	$—	(a)
Euro	11/3/10	256	357	357	—	(a)
Hong Kong Dollar	11/2/10	1,234	159	159	—	(a)
Polish Zloty	11/2/10	461	160	162	2
Total Long Contracts			$774	$776	$2

(a)  Rounds to less than $1.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Global Equity Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Common Stocks (91.9%)
Australia (0.9%):
Mining (0.9%):
Rio Tinto Ltd.	611	$50
Austria (0.9%):
Banks (0.9%):
Erste Group Bank AG	1,140	51
Belgium (0.6%):
Beverages (0.6%):
Anheuser-Busch InBev NV	538	34
Bermuda (1.6%):
Financial Services (1.6%):
Credicorp Ltd.	686	86
Brazil (3.3%):
Banks (1.2%):
Banco Bradesco SA, Sponsored ADR	1,808	38
Itau Unibanco Holding SA, Preferred ADR	1,102	27
		65
Financial Services (0.3%):
CETIP SA	1,405	15
Minerals (1.2%):
Vale SA, Sponsored ADR	2,157	69
Oil & Gas Exploration — Production & Services (0.6%):
Petroleo Brasileiro SA, Sponsored ADR	1,018	35
		184
Canada (0.9%):
Banks (0.5%):
Bank of Nova Scotia	508	27
Metals (0.4%):
Teck Resources Ltd., Class B	466	21
		48
Cayman Islands (1.9%):
Health Care (1.9%):
Hengan International Group Co. Ltd.	5,000	47
Herbalife Ltd.	885	57
		104
China (3.0%):
Auto Parts & Equipment (0.9%):
Dongfeng Motor Group Co. Ltd., Class H	24,000	53
Banks (1.0%):
China Construction Bank Corp., Class H	57,000	54

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Pharmaceuticals (1.1%):
Sinopharm Medicine Holding Co. Ltd., Class H	15,600	$61
		168
Colombia (0.5%):
Banks (0.5%):
Bancolombia SA, Sponsored ADR	446	30
Denmark (2.9%):
Beverages (1.0%):
Carlsberg A/S, Class B	525	57
Pharmaceuticals (1.9%):
Novo Nordisk A/S, Class B	971	102
		159
Egypt (1.0%):
Banks (1.0%):
Commercial International Bank	7,230	54
Finland (2.1%):
Machine — Diversified (1.3%):
Metso Corp.	1,453	69
Manufacturing — Diversified (0.8%):
Wartsila Oyj	657	46
		115
France (3.7%):
Automotive Parts (1.1%):
Valeo SA (b)	1,195	64
Banks (0.6%):
BNP Paribas	427	31
Rubber & Rubber Products (0.9%):
Cie Generale des Etablissements Michelin, Class B	609	49
Steel (1.1%):
Vallourec SA	605	63
		207
Germany (2.8%):
Aerospace/Defense (0.6%):
MTU Aero Engines Holding AG	520	32
Automotive (1.5%):
Bayerische Motoren Werke AG	542	39
Tognum AG	1,699	41
		80
Chemicals (0.7%):
Bayer AG	549	41
		153

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Hong Kong (1.4%):
Insurance (0.6%):
AIA Group Ltd. (b)	10,000	$30
Oil & Gas Exploration — Production & Services (0.8%):
CNOOC Ltd.	22,000	46
		76
India (1.2%):
Banks (1.2%):
State Bank of India, Sponsored GDR	477	66
Indonesia (1.1%):
Banks (1.1%):
PT Bank Rakyat	45,500	58
Israel (0.9%):
Pharmaceuticals (0.9%):
Teva Pharmaceutical Industries Ltd., Sponsored ADR	977	51
Japan (4.4%):
Automotive (1.0%):
Nissan Motor Co., Ltd.	6,400	56
Machinery — Construction & Mining (0.6%):
Komatsu Ltd.	1,300	32
Manufacturing — Diversified (0.5%):
Mitsubishi Corp.	1,000	24
Office Equipment & Supplies (2.3%):
CANON, Inc.	2,800	129
		241
Jersey (0.7%):
Oilfield Services & Equipment (0.7%):
Petrofac Ltd.	1,706	40
Luxembourg (1.7%):
Oilfield Services & Equipment (0.7%):
Acergy SA	1,918	39
Steel (0.3%):
ArcelorMittal	521	17
Telecommunications — Cellular (0.7%):
Millicom International Cellular SA	396	37
		93
Mexico (2.0%):
Banks (1.4%):
Banco Compartamos SA de CV	5,600	39
Grupo Financiero Banorte SAB de CV	8,200	35
		74

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Metals (0.6%):
Grupo Mexico SAB de CV, Series B	10,200	$34
		108
Poland (0.7%):
Banks (0.7%):
Powszechna Kasa Oszczednosci Bank Polski SA	2,508	40
Russian Federation (0.5%):
Telecommunications (0.5%):
Mobile TeleSystems, Sponsored ADR	1,283	28
Singapore (1.2%):
Manufacturing — Diversified (0.7%):
Keppel Corp. Ltd.	5,000	39
Shipbuilding (0.5%):
SembCorp Marine Ltd.	8,000	28
		67
Sweden (1.7%):
Machinery — Construction & Mining (0.6%):
Atlas Copco AB, A Shares	1,393	29
Retail — Apparel/Shoe (0.3%):
Hennes & Mauritz AB	500	18
Telecommunications — Services & Equipment (0.8%):
Tele2 AB, B Shares	2,016	44
		91
Switzerland (2.8%):
Chemicals (0.9%):
Clariant AG (b)	2,913	49
Engineering (0.7%):
ABB Ltd.	1,819	38
Financial Services (0.4%):
Credit Suisse Group AG	548	23
Food Processing & Packaging (0.8%):
Nestle SA	808	44
		154
Taiwan (0.8%):
Computers & Peripherals (0.8%):
HTC Corp.	2,050	46
Thailand (1.7%):
Banks (0.5%):
Krung Thai Bank Public, Co. Ltd.	55,600	30
Food Service (0.3%):
Charoen Pokphand Foods Public Co. Ltd.	20,000	15

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Retail (0.9%):
CP ALL PCL	32,500	$47
		92
Turkey (1.5%):
Banks (1.5%):
Turkiye Garanti Bankasi A.S.	9,402	57
Turkiye Halk Bankasi A.S.	2,561	26
		83
		83
United Kingdom (8.6%):
Banks (0.5%):
Standard Chartered PLC	951	28
Commercial Services (2.9%):
Aggreko PLC	1,904	48
AMEC PLC	3,500	61
Intertek Group PLC	1,691	50
		159
Financial Services (0.5%):
Prudential PLC	2,715	27
Food Service (1.3%):
Compass Group PLC	8,683	71
Insurance (0.3%):
Admiral Group PLC	690	18
Metals (0.5%):
Antofagasta PLC	1,312	28
Minerals (0.7%):
BHP Billiton PLC	1,064	38
Oil Companies — Integrated (1.0%):
BP PLC	8,161	56
Semiconductors (0.9%):
ARM Holdings PLC	8,924	52
		477
United States (32.9%):
Apparel & Footwear (1.5%):
Coach, Inc.	1,661	83
Automotive Parts (0.7%):
Advance Auto Parts, Inc.	555	36
Banks (1.6%):
Bank of America Corp.	2,192	25
JPMorgan Chase & Co.	884	33
PNC Financial Services Group, Inc.	576	31
		89

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Chemicals (1.7%):
Huntsman Corp.	2,965	$41
The Lubrizol Corp.	525	54
		95
Coal (0.8%):
Walter Energy, Inc.	505	44
Commercial Services (1.4%):
Netflix, Inc. (b)	454	79
Computers & Peripherals (5.2%):
Apple Computer, Inc. (b)	220	66
EMC Corp. (b)	2,941	62
Hewlett-Packard Co.	1,244	52
International Business Machines Corp.	159	23
Teradata Corp. (b)	2,087	82
		285
Cosmetics & Toiletries (0.8%):
Procter & Gamble Co.	670	43
Electronics (0.5%):
Arrow Electronics, Inc. (b)	919	27
Financial Services (1.9%):
Ameriprise Financial, Inc.	541	28
Goldman Sachs Group, Inc.	481	77
		105
Food Processing & Packaging (0.7%):
Corn Products International, Inc.	898	38
Insurance (0.7%):
The Chubb Corp.	631	37
Machine — Diversified (0.4%):
Flowserve Corp.	235	24
Oil & Gas Exploration — Production & Services (1.1%):
Apache Corp.	577	58
Pharmaceuticals (2.9%):
Johnson & Johnson	624	40
Perrigo Co.	1,065	70
Pharmaceutical Product Development, Inc.	1,883	49
		159
Railroads (1.1%):
CSX Corp.	958	59
Restaurants (2.0%):
McDonald's Corp.	361	28
Yum! Brands, Inc.	1,696	84
		112

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value (a)
Retail — Apparel/Shoe (1.0%):
Limited Brands, Inc.	1,826	$54
Retail — Discount (3.6%):
Big Lots, Inc. (b)	568	18
Dollar Tree, Inc. (b)	2,262	116
TJX Cos., Inc.	1,377	63
		197
Retail — Specialty Stores (0.5%):
AutoZone, Inc. (b)	114	27
Software & Computer Services (0.3%):
Microsoft Corp.	717	19
Telecommunications — Cellular (0.7%):
NII Holdings, Inc. (b)	951	40
Tobacco (1.4%):
Philip Morris International, Inc.	1,321	77
Toys (0.4%):
Mattel, Inc.	1,046	24
		1,811
Total Common Stocks (Cost $4,466)		5,065
Exchange Traded Funds (1.0%)
Japan (1.0%):
Nikkei 225	451	52
Total Exchange Traded Funds (Cost $51)		52
Rights (0.0%)
United Kingdom (0.0%):
Standard Chartered PLC	118	1
Total Rights (Cost $—)		1
Cash Equivalents (3.8%)
United States (3.8%):
Citibank Money Market Deposit Account, 0.05% (c)	207,943	208
Total Cash Equivalents (Cost $208)		208
Total Investments (Cost $4,725) — 96.7%		5,326
Other assets in excess of liabilities — 3.3%		187
NET ASSETS — 100.0%		$5,513

(a)  All securities, except those traded on United States (e.g., ADRs) or Canadian exchanges, were fair valued at October 31, 2010.

(b)  Non-income producing security.

(c)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/10.

ADR — American Depositary Receipt

GDR — Global Depository Receipt

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2010

(Amounts in Thousands, Except for Shares)

At Octobr 31, 2010, the Fund's forward foreign exchange contracts were as follows:

Currency	Delivery Date	Contract Amount in Local Currency	Contract Value in USD	Value	Unrealized Appreciation/ (Depreciation)
Short:
Australian Dollar	11/3/10	(22)	$(22)	$(22)	$—	(a)
Swiss Franc	11/1/10	(19)	(19)	(19)	—	(a)
Total Short Contracts			$(41)	$(41)	$—	(a)
Long:
Euro	11/1/10	6	$8	$8	$—	(a)
Euro	11/3/10	22	30	30	—	(a)
Hong Kong Dollar	11/2/10	164	21	21	—	(a)
Total Long Contracts			$59	$59	$—	(a)

(a) Rounds to less than $1.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2010

(Amounts in Thousands, Except Per Share Amounts)

	International Fund		International Select Fund		Global Equity Fund
ASSETS:
Investments, at value (Cost $47,868, $48,837, $4,725)	$62,186		$63,523		$5,326
Foreign currency, at value (Cost $2,431, $1,530, $137)	2,562		1,668		150
Unrealized appreciation on forward foreign currency exchange contracts	—	(a)	2		—	(a)
Dividends receivable	83		54		4
Receivable for capital shares issued	3		—	(a)	—
Receivable for investments sold	1,803		224		113
Reclaims receivable	89		79		1
Receivable from Adviser	3		3		42
Prepaid expenses	18		17		18
Total Assets	66,747		65,570		5,654
LIABILITIES:
Payable for investments purchased	824		872		131
Unrealized depreciation on forward foreign currency exchange contracts	6		2		—	(a)
Accrued expenses and other payables:
Investment advisory fees	44		44		4
Administration fees	8		10		2
Custodian fees	4		2		2
Transfer agent fees	2		2		—	(a)
12b-1 fees	1		1		2
Other accrued expenses	6		6		—	(a)
Total Liabilities	895		939		141
NET ASSETS:
Capital	47,124		46,309		4,943
Accumulated undistributed net investment income	405		405		108
Accumulated net realized gains (losses) from investments and foreign currency transactions	3,864		3,085		(152)
Net unrealized appreciation on investments and foreign currency transactions	14,459		14,832		614
Net Assets	$65,852		$64,631		$5,513
Net Assets
Class A Shares	$1,546		$523		$1,840
Class C Shares	626		638		1,819
Class I Shares	63,680		63,470		1,854
Total	$65,852		$64,631		$5,513
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	102		35		168
Class C Shares	42		43		167
Class I Shares	4,167		4,244		169
Total	4,311		4,322		504
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$15.17		$14.83		$10.97
Class C Shares (c)	$15.02		$14.69		$10.92
Class I Shares	$15.28		$14.96		$10.98
Maximum sales charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$16.10		$15.73		$11.64

(a)  Rounds to less than $1.

(b)  Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2010

(Amounts in Thousands)

	International Fund	International Select Fund	Global Equity Fund(a)
Investment Income:
Dividend income	$1,433	$1,353	$61
Foreign tax withholding	(127)	(129)	(4)
Total Income	1,306	1,224	57
Expenses:
Investment advisory fees	463	457	25
Administration fees	77	76	15
Shareholder servicing fees — Class A Shares	2	1	3
12b-1 fees — Class C Shares	6	6	10
Custodian fees	33	29	10
Transfer agent fees	11	10	1
Transfer agent fees — Class I Shares	4	4	— (b)
Trustees' fees	5	5	— (b)
Legal and audit fees	2	3	58
Printing fees	— (b)	—	30
State registration and filing fees	47	47	27
Other expenses	6	5	3
Recoupment of prior expenses waived/reimbursed by Adviser	31	23	—
Total Expenses	687	666	182
Expenses waived/reimbursed by Adviser	(24)	(23)	(133)
Net Expenses	663	643	49
Net Investment Income	643	581	8
Realized/Unrealized Gains (Losses) from Investment Transactions and Foreign Currency Transactions:
Net realized gains (losses) from investment transactions	3,888	3,015	(156)
Net realized gains (losses) from foreign currency transactions	(19)	(44)	12
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	5,063	6,283	614
Net realized/unrealized gains from investments and foreign currency transactions	8,932	9,254	470
Change in net assets resulting from operations	$9,575	$9,835	$478

(a)  Fund commenced operations on March 17, 2010.

(b)  Rounds to less than $1.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	International Fund		International Select Fund		Global Equity Fund
	Year Ended October 31, 2010	Period Ended October 31, 2009(a)	Year Ended October 31, 2010	Period Ended October 31, 2009(a)	Period Ended October 31, 2010(b)
From Investment Activities:
Operations:
Net investment income	$643	$627	$581	$498	$8
Net realized gains (losses) from investment transactions and foreign currency transactions	3,869	659	2,971	1,584	(144)
Net change in unrealized appreciation/ depreciation on investments and foreign currency transactions	5,063	9,396	6,283	8,549	614
Change in net assets resulting from operations	9,575	10,682	9,835	10,631	478
Distributions to Shareholders:
From net investment income:
Class A Shares	(5)	—	(2)	—	—
Class C Shares	(2)	—	—	—	—
Class I Shares	(331)	—	(102)	—	—
From net realized gains:
Class A Shares	(14)	—	(16)	—	—
Class C Shares	(12)	—	(21)	—	—
Class I Shares	(1,182)	—	(2,020)	—	—
Change in net assets resulting from distributions to shareholders	(1,546)	—	(2,161)	—	—
Change in net assets from capital transactions	2,838	44,303	2,198	44,128	5,035
Change in net assets	10,867	54,985	9,872	54,759	5,513
Net Assets:
Beginning of period	54,985	—	54,759	—	—
End of period	$65,852	$54,985	$64,631	$54,759	$5,513
Accumulated undistributed net investment income	$405	$189	$405	$71	$108

(a)  Fund commenced operations on November 25, 2008.

(b)  Fund commenced operations on March 17, 2010.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	International Fund			International Select Fund		Global Equity Fund
	Year Ended October 31, 2010	Period Ended October 31, 2009(a)		Year Ended October 31, 2010	Period Ended October 31, 2009(a)	Period Ended October 31, 2010(b)
Capital Transactions:
Class A Shares
Proceeds from shares issued	$705	$495		$31	$351	$1,679
Dividends reinvested	19	—		18	—	—
Cost of shares redeemed	(4)	(1)		(12)	(29)	—
Total Class A Shares	$720	$494		$37	$322	$1,679
Class C Shares
Proceeds from shares issued	$4	$404		$25	$400	$1,667
Dividends reinvested	14	—		21	—	—
Total Class C Shares	$18	$404		$46	$400	$1,667
Class I Shares
Proceeds from shares issued	$2,500	$43,405		$2,505	$43,406	$1,689
Dividends reinvested	1,513	—		2,121	—	—
Cost of shares redeemed	(1,913)	—		(2,511)	—	—	(c)
Total Class I Shares	$2,100	$43,405		$2,115	$43,406	$1,689
Change in net assets from capital transactions	$2,838	$44,303		$2,198	$44,128	$5,035
Share Transactions:
Class A Shares
Issued	54	47		3	34	168
Reinvested	1	—		1	—	—
Redeemed	— (d)	—	(d)	(1)	(2)	—
Total Class A Shares	55	47		3	32	168
Class C Shares
Issued	1	40		2	40	167
Reinvested	1	—		1	—	—
Total Class C Shares	2	40		3	40	167
Class I Shares
Issued	186	4,011		191	4,083	169
Reinvested	110	—		159	—	—
Redeemed	(140)	—		(189)	—	—	(d)
Total Class I Shares	156	4,011		161	4,083	169
Change in Shares	213	4,098		167	4,155	504

(a)  Fund commenced operations on November 25, 2008.

(b)  Fund commenced operations on March 17, 2010.

(c)  Rounds to less than $1.

(d)  Rounds to less than 1.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	International Fund
	Class A Shares
	Year Ended October 31, 2010	Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$13.39	$10.00
Investment Activities:
Net investment income	0.09	0.09
Net realized and unrealized gains on investments and foreign currency transactions	2.09	3.30
Total from Investment Activities	2.18	3.39
Distributions:
Net investment income	(0.11)	—
Net realized gains from investments	(0.29)	—
Total Distributions	(0.40)	—
Net Asset Value, End of Period	$15.17	$13.39
Total Return (excludes sales charge) (b)	16.65%	33.90%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,546	$626
Ratio of net expenses to average net assets (c)	1.40%	1.40%
Ratio of net investment income to average net assets (c)	0.66%	1.01%
Ratio of gross expenses to average net assets (c) (d)	2.69%	5.11%
Ratio of net investment income to average net assets (c) (d)	(0.63)%	(2.70)%
Portfolio turnover (b) (e)	120%	155%

(a)  Class A Shares commenced operations on November 25, 2008.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Fund
	Class C Shares
	Year Ended October 31, 2010	Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$13.30	$10.00
Investment Activities:
Net investment income	0.02	0.05
Net realized and unrealized gains on investments and foreign currency transactions	2.04	3.25
Total from Investment Activities	2.06	3.30
Distributions:
Net investment income	(0.05)	—
Net realized gains from investments	(0.29)	—
Total Distributions	(0.34)	—
Net Asset Value, End of Period	$15.02	$13.30
Total Return (excludes contingent deferred sales charge) (b)	15.75%	33.00%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$626	$536
Ratio of net expenses to average net assets (c)	2.15%	2.15%
Ratio of net investment income to average net assets (c)	0.10%	0.44%
Ratio of gross expenses to average net assets (c) (d)	4.26%	6.08%
Ratio of net investment income to average net assets (c) (d)	(2.01)%	(3.49)%
Portfolio turnover (b) (e)	120%	155%

(a)  Class C Shares commenced operations on November 25, 2008.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Fund
	Class I Shares
	Year Ended October 31, 2010	Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$13.42	$10.00
Investment Activities:
Net investment income	0.15	0.15
Net realized and unrealized gains on investments and foreign currency transactions	2.08	3.27
Total from Investment Activities	2.23	3.42
Distributions:
Net investment income	(0.08)	—
Net realized gains from investments	(0.29)	—
Total Distributions	(0.37)	—
Net Asset Value, End of Period	$15.28	$13.42
Total Return (b)	16.98%	34.20%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$63,680	$53,823
Ratio of net expenses to average net assets (c)	1.13%	1.15%
Ratio of net investment income to average net assets (c)	1.13%	1.65%
Ratio of gross expenses to average net assets (c) (d)	1.13%	1.28%
Ratio of net investment income to average net assets (c) (d)	1.13%	1.52%
Portfolio turnover (b) (e)	120%	155%

(a)  Class I Shares commenced operations on November 25, 2008.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	International Select Fund
	Class A Shares
	Year Ended October 31, 2010	Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$13.15	$10.00
Investment Activities:
Net investment income	0.10	0.09
Net realized and unrealized gains on investments and foreign currency transactions	2.14	3.06
Total from Investment Activities	2.24	3.15
Distributions:
Net investment income	(0.07)	—
Net realized gains from investments	(0.49)	—
Total Distributions	(0.56)	—
Net Asset Value, End of Period	$14.83	$13.15
Total Return (excludes sales charge) (b)	17.58%	31.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$523	$427
Ratio of net expenses to average net assets (c)	1.40%	1.40%
Ratio of net investment income to average net assets (c)	0.73%	0.88%
Ratio of gross expenses to average net assets (c) (d)	3.98%	5.79%
Ratio of net investment income to average net assets (c) (d)	(1.85)%	(3.51)%
Portfolio turnover (b) (e)	130%	213%

(a)  Class A Shares commenced operations on November 25, 2008.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Select Fund
	Class C Shares
	Year Ended October 31, 2010	Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$13.06	$10.00
Investment Activities:
Net investment income (loss)	—	0.01
Net realized and unrealized gains on investments and foreign currency transactions	2.12	3.05
Total from Investment Activities	2.12	3.06
Distributions:
Net realized gains from investments	(0.49)	—
Total Distributions	(0.49)	—
Net Asset Value, End of Period	$14.69	$13.06
Total Return (excludes contingent deferred sales charge) (b)	16.68%	30.60%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$638	$522
Ratio of net expenses to average net assets (c)	2.15%	2.15%
Ratio of net investment income (loss) to average net assets (c)	(0.01)%	0.11%
Ratio of gross expenses to average net assets (c) (d)	4.17%	6.04%
Ratio of net investment income (loss) to average net assets (c) (d)	(2.03)%	(3.78)%
Portfolio turnover (b) (e)	130%	213%

(a)  Class C Shares commenced operations on November 25, 2008.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Select Fund
	Class I Shares
	Year Ended October 31, 2010	Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$13.18	$10.00
Investment Activities:
Net investment income	0.13	0.12
Net realized and unrealized gains on investments and foreign currency transactions	2.16	3.06
Total from Investment Activities	2.29	3.18
Distributions:
Net investment income	(0.02)	—
Net realized gains from investments	(0.49)	—
Total Distributions	(0.51)	—
Net Asset Value, End of Period	$14.96	$13.18
Total Return (b)	17.91%	31.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$63,470	$53,810
Ratio of net expenses to average net assets (c)	1.11%	1.15%
Ratio of net investment income to average net assets (c)	1.03%	1.31%
Ratio of gross expenses to average net assets (c) (d)	1.11%	1.25%
Ratio of net investment income to average net assets (c) (d)	1.03%	1.21%
Portfolio turnover (b) (e)	130%	213%

(a)  Class I Shares commenced operations on November 25, 2008.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Global Equity Fund
Class A Shares
Period Ended October 31, 2010(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment income	0.03
Net realized and unrealized gains on investments and foreign currency transactions	0.94
Total from Investment Activities	0.97
Net Asset Value, End of Period	$10.97
Total Return (excludes sales charge) (b)	9.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,840
Ratio of net expenses to average net assets (c)	1.39%
Ratio of net investment income to average net assets (c)	0.43%
Ratio of gross expenses to average net assets (c) (d)	5.81%
Ratio of net investment income to average net assets (c) (d)	(3.99)%
Portfolio turnover (b) (e)	80%

(a)  Class A Shares commenced operations on March 17, 2010.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Global Equity Fund
Class C Shares
Period Ended October 31, 2010(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment loss	(0.02)
Net realized and unrealized gains on investments and foreign currency transactions	0.94
Total from Investment Activities	0.92
Net Asset Value, End of Period	$10.92
Total Return (excludes contingent deferred sales charge) (b)	9.20%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,819
Ratio of net expenses to average net assets (c)	2.14%
Ratio of net investment loss to average net assets (c)	(0.32)%
Ratio of gross expenses to average net assets (c) (d)	6.56%
Ratio of net investment loss to average net assets (c) (d)	(4.74)%
Portfolio turnover (b) (e)	80%

(a)  Class C Shares commenced operations on March 17, 2010.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Global Equity Fund
Class I Shares
Period Ended October 31, 2010(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment income	0.04
Net realized and unrealized gains on investments and foreign currency transactions	0.94
Total from Investment Activities	0.98
Net Asset Value, End of Period	$10.98
Total Return (b)	9.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,854
Ratio of net expenses to average net assets (c)	1.14%
Ratio of net investment income to average net assets (c)	0.68%
Ratio of gross expenses to average net assets (c) (d)	5.10%
Ratio of net investment income to average net assets (c) (d)	(3.28)%
Portfolio turnover (b) (e)	80%

(a)  Class I Shares commenced operations on March 17, 2010.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Notes to Financial Statements

The Victory Portfolios  October 31, 2010

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2010, the Trust offered shares of 23 funds. The accompanying financial statements are those of the following funds (collectively, the "Funds" and individually, a "Fund").

Funds	Investment Share Classes Offered
Value Fund	Classes A, C, R and I
Stock Index Fund	Classes A and R
Established Value Fund	Classes A, R and I
Special Value Fund	Classes A, C, R and I
Small Company Opportunity Fund	Classes A, R and I
Large Cap Growth Fund	Classes A, C and R
Balanced Fund	Classes A, C, R and I
Investment Grade Convertible Fund	Classes A and I
Core Bond Index Fund (formerly, Core Bond Fund)	Classes A and I
Fund for Income	Classes A, C and R
National Municipal Bond Fund	Class A
Ohio Municipal Bond Fund	Class A
International Fund	Classes A, C and I
International Select Fund	Classes A, C and I
Global Equity Fund	Classes A, C and I

Each Fund offers one or more classes of shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Value Fund and Special Value Fund seek to provide long-term growth of capital and dividend income. The Stock Index Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index. The Established Value Fund and International Fund seek to obtain long-term capital growth by investing primarily in common stocks. The Small Company Opportunity Fund, International Select Fund and Global Equity Fund seek to provide long-term growth and capital appreciation. The Large Cap Growth Fund seeks to obtain long-term capital appreciation. The Balanced Fund seeks to provide income and long-term growth of capital. The Investment Grade Convertible Fund seeks to provide a high level of current income together with long-term capital appreciation. The Core Bond Index Fund seeks to provide a high level of income. The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital. The Ohio Municipal Bond Fund seeks to provide a high level of current interest income, which is exempt from both federal income tax and Ohio personal income tax.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' net asset values are calculated. The International Fund, International Select Fund and Global Equity Fund use a systematic valuation model, provided daily by an independent third party, to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

The following is a summary of the inputs used to value the Funds' investments as of October 31, 2010, while the breakdown, by category, of common stocks is disclosed on the Schedules of Portfolio Investments (in thousands):

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		LEVEL 3 — Significant Unobservable Inputs	Total
Fund Name	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Investments in Securities	Other Financial Investments*
Value Fund
Commercial Paper	$—	$—	$5,518	$—	$—	$5,518	$—
Common Stocks	132,548	—	—	—	—	132,548	—
Short-Term Securities Held as Collateral for Securities Lending	—	—	13,081	—	—	13,081	—
Total	132,548	—	18,599	—	—	151,147	—
Stock Index Fund
Commercial Paper	—	—	1,763	—	—	1,763	—
Common Stocks	32,725	—	—	—	—	32,725	—
Investment Companies	—	—	1,579	—	—	1,579	—
Futures Contracts	—	57	—	—	—	—	57
Total	32,725	57	3,342	—	—	36,067	57
Established Value Fund
Commercial Paper	—	—	44,177	—	—	44,177	—
Common Stocks	506,684	—	—	—	—	506,684	—
Exchange Traded Funds	14,382	—	—	—	—	14,382	—
Short-Term Securities Held as Collateral for Securities Lending	—	—	148,829	—	—	148,829	—
Total	521,066	—	193,006	—	—	714,072	—
Special Value Fund
Commercial Paper	—	—	27,430	—	—	27,430	—
Common Stocks	1,085,501	—	—	—	—	1,085,501	—
Short-Term Securities Held as Collateral for Securities Lending	—	—	222,316	—	—	222,316	—
Total	1,085,501	—	249,746	—	—	1,335,247	—

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		LEVEL 3 — Significant Unobservable Inputs	Total
Fund Name	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Investments in Securities	Other Financial Investments*
Small Company Opportunity Fund
Commercial Paper	$—	$—	$36,473	$—	$—	$36,473	$—
Common Stocks	621,250	—	—	—	—	621,250	—
Exchange Traded Funds	20,217	—	—	—	—	20,217	—
Short-Term Securities Held as Collateral for Securities Lending	—	—	105,856	—	—	105,856	—
Total	641,467	—	142,329	—	—	783,796	—
Large Cap Growth Fund
Commercial Paper	—	—	12,398	—	—	12,398	—
Common Stocks	122,912	—	—	—	—	122,912	—
Total	122,912	—	12,398	—	—	135,310	—
Balanced Fund
Collateralized Mortgage Obligations	—	—	1,643	—	—	1,643	—
Commercial Paper	—	—	5,004	—	—	5,004	—
Common Stocks	62,315	—	—	—	—	62,315	—
Corporate Bonds	—	—	4,812	—	—	4,812	—
Municipal Bonds	—	—	56	—	—	56	—
U.S. Government Agency Securities	—	—	55	—	—	55	—
U.S. Government Mortgage Backed Agencies	—	—	8,005	—	—	8,005	—
U.S. Treasury Obligations	—	—	17,094	—	—	17,094	—
Short-Term Securities Held as Collateral for Securities Lending	—	—	7,714	—	—	7,714	—
Total	62,315	—	44,383	—	—	106,698	—

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs			LEVEL 3 — Significant Unobservable Inputs	Total
Fund Name	Investments in Securities	Other Financial Investments*	Investments in Securities		Other Financial Investments*	Investments in Securities	Investments in Securities	Other Financial Investments*
Investment Grade Convertible Fund
Commercial Paper	$—	$—	$385		$—	$—	$385	$—
Convertible Corporate Bonds	—	—	23,669		—	—	23,669	—
Common Stocks	67	—	—		—	—	67	—
Convertible Preferred Stocks	3,686	—	1,922	(a)	—	—	5,608	—
Total	3,753	—	25,976		—	—	29,729	—
Core Bond Index Fund
Collateralized Mortgage Obligations	—	—	7,280		—	—	7,280	—
Commercial Paper	—	—	12,926		—	—	12,926	—
Corporate Bonds	—	—	20,563		—	—	20,563	—
Municipal Bonds	—	—	223		—	—	223	—
U.S. Government Agency Securities	—	—	284		—	—	284	—
U.S. Government Mortgage Backed Agencies	—	—	32,747		—	—	32,747	—
U.S. Treasury Obligations	—	—	81,744		—	—	81,744	—
Short-Term Securities Held as Collateral for Securities Lending	—	—	15,562		—	—	15,562	—
Total	—	—	171,329		—	—	171,329	—
Fund For Income
Government National Mortgage Association	—	—	443,347		—	—	443,347	—
U.S. Treasury Obligations	—	—	172,744		—	—	172,744	—
Money Market Fund	—	—	50		—	—	50	—
Total	—	—	616,141		—	—	616,141	—

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

	LEVEL 1 — Quoted Prices			LEVEL 2 — Other Significant Observable Inputs			LEVEL 3 — Significant Unobservable Inputs	Total
Fund Name	Investments in Securities		Other Financial Investments*	Investments in Securities	Other Financial Investments*		Investments in Securities	Investments in Securities	Other Financial Investments*
National Municipal Bond Fund
Municipal Bonds	$—		$—	$127,572	$—		$—	$127,572	$—
Investment Companies	—		—	10,778	—		—	10,778	—
Total	—		—	138,350	—		—	138,350	—
Ohio Municipal Bond Fund
Municipal Bonds	—		—	116,199	—		—	116,199	—
Investment Companies	—		—	3,404	—		—	3,404	—
Total	—		—	119,603	—		—	119,603	—
International Fund
Common Stocks	8,982	(b)	—	49,009	—		—	57,991	—
Exchange Traded Funds	1,696	(c)	—	1,211	—		—	2,907	—
Rights	—		—	28	—		—	28	—
Cash Equivalents	—		—	1,260	—		—	1,260	—
Forward Foreign Exchange Contracts	—		—	—	(6)		—	—	(6)
Total	10,678		—	51,508	(6)		—	62,186	(6)
International Select Fund
Common Stocks	12,545	(d)	—	48,305	—		—	60,850	—
Exchange Traded Funds	—		—	1,222	—		—	1,222	—
Rights	—		—	41	—		—	41	—
Cash Equivalents	—		—	1,410	—		—	1,410	—
Forward Foreign Exchange Contracts	—		—	—	—	(e)	—	—	—	(e)
Total	12,545		—	50,978	—	(e)	—	63,523	—	(e)
Global Equity Fund
Common Stocks	2,440	(f)	—	2,625	—		—	5,065	—
Exchange Traded Funds	—		—	52	—		—	52	—
Rights	—		—	1	—		—	1	—
Cash Equivalents	—		—	208	—		—	208	—
Forward Foreign Exchange Contracts	—		—	—	—	(e)	—	—	—	(e)
Total	2,440		—	2,886	—	(e)	—	5,326	—	(e)

*  Other financial investments are derivative instruments not reflected in the Schedules of Portfolio Investments, such as futures and forward foreign exchange contracts, which are valued at the unrealized appreciation / (depreciation) on the investment.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

(a)  Consists of holdings: PPL Corp., listed under Energy; Aspen Insurance Holdings Ltd., Newell Financial Trust I and Reinsurance Group America, Inc., listed under Financial Services and Sovereign Capital Trust IV, listed under Savings & Loans.

(b)  Consists of the holdings: Credicorp Ltd., listed under Bermuda; CETIP SA listed under Brazil; Teck Resources Ltd., listed under Canada; Herbalife Ltd., listed under Cayman Islands; Millicom International Cellular SA, listed under Luxembourg; Banco Compartamos SA de CV, Grupo Financiero Banorte SAB de CV and Grupo Mexico SAB de CV listed under Mexico; all securities listed under United States and all ADR's.

(c)  Consists of all securities listed under United States.

(d)  Consists of the holdings: Credicorp Ltd., listed under Bermuda; CETIP SA listed under Brazil; Teck Resources Ltd., listed under Canada; Herbalife Ltd., listed under Cayman Islands; Millicom International Cellular SA, listed under Luxembourg; Banco Compartamos SA de CV, Grupo Financiero Banorte SAB de CV and Grupo Mexico SAB de CV listed under Mexico; all securities listed under United States and all ADR's.

(e)  Rounds to less than $1.

(f)  Consists of the holdings: Credicorp Ltd., listed under Bermuda; CETIP SA listed under Brazil; Bank of Nova Scotia, and Teck Resources Ltd., listed under Canada; Herbalife Ltd., listed under Cayman Islands; Millicom International Cellular SA, listed under Luxembourg; Banco Compartamos SA de CV, Grupo Financiero Banorte SAB de CV and Grupo Mexico SAB de CV listed under Mexico; all securities listed under United States and all ADR's.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

Reconciliation of Level 3 items

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

Investments In Securities
Value Fund
Balance as of 10/31/09	$340
Realized Gain (Loss)	(20)
Change in unrealized appreciation/depreciation (a)	75
Purchases	—
Sales	(395)
Transfers in and/or out of Level 3	—
Balance as of 10/31/10	$—
Established Value Fund
Balance as of 10/31/09	$852
Realized Gain (Loss)	(149)
Change in unrealized appreciation/depreciation (a)	187
Purchases	—
Sales	(890)
Transfers in and/or out of Level 3	—
Balance as of 10/31/10	$—
Special Value Fund
Balance as of 10/31/09	$2,070
Realized Gain (Loss)	(321)
Change in unrealized appreciation/depreciation (a)	454
Purchases	—
Sales	(2,203)
Transfers in and/or out of Level 3	—
Balance as of 10/31/10	$—
Small Company Opportunity Fund
Balance as of 10/31/09	$1,182
Realized Gain (Loss)	(130)
Change in unrealized appreciation/depreciation (a)	259
Purchases	—
Sales	(1,311)
Transfers in and/or out of Level 3	—
Balance as of 10/31/10	$—
Balanced Fund
Balance as of 10/31/09	$100
Realized Gain (Loss)	(11)
Change in unrealized appreciation/depreciation (a)	22
Purchases	—
Sales	(111)
Transfers in and/or out of Level 3	—
Balance as of 10/31/10	$—

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

Investments In Securities
Core Bond Index Fund
Balance as of 10/31/09	$268
Realized Gain (Loss)	(28)
Change in unrealized appreciation/depreciation (a)	59
Purchases	—
Sales	(299)
Transfers in and/or out of Level 3	—
Balance as of 10/31/10	$—

(a)  The change in unrealized appreciation/depreciation is attributable to investments which were disposed of during the year ended October 31, 2010.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1 and 2 as of October 31, 2010.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with a value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited and/or result in additional costs. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Foreign Currency Transactions:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions.

Derivative Instruments:

Certain of the Funds may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing investment objectives. They may invest in various financial instruments including positions in futures contracts and forward currency contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies.

All open derivative positions at period end are reflected for each Fund in the tables below, and the volume of these open positions relative to each Fund's net assets is generally representative of the volume of open positions throughout the reporting period. The following is a description of the

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

derivative instruments utilized by the Funds including the primary underlying risk exposure related to each instrument type.

Foreign Currency Contracts — The International Fund, International Select Fund and Global Equity Fund may enter into foreign currency exchange contracts to convert U.S. dollars to and from various foreign currencies. A foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The International Fund, International Select Fund and Global Equity Fund enter into foreign currency exchange contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign currency exchange contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities.

Futures Contracts — Each Fund, with the exception of the Established Value Fund, Large Cap Growth Fund and Global Equity Fund, may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

Fair Values of Derivative Instruments on the Funds' Statements of Assets and Liabilities as of October 31, 2010 (in thousands):

	Assets				Liabilities
Fund	Variation Margin on Futures Contracts		Unrealized Appreciation on Forward Foreign Currency Exchange Contracts		Unrealized Depreciation on Forward Foreign Currency Exchange Contracts
Equity Risk Exposure:
Stock Index Fund	$—	(a)	$—		$—
Foreign Exchange Contract Risk Exposure:
International Fund	—		—	(a)	6
International Select Fund	—		2		2
Global Equity Fund	—		—	(a)	— (a)

(a)  Rounds to less than $1.

The effect of Derivative Instruments on the Funds' Statements of Operations for the year ended October 31, 2010 (in thousands):

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations		Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains from Futures Transactions	Net Realized Gains (losses) from Forward Foreign Currency Contracts	Change in Unrealized Appreciation/ Depreciation on Investments
Equity Risk Exposure:
Stock Index Fund	$164	$—	$33
Foreign Exchange Contract Risk Exposure:
International Fund	—	(214)	(10)
International Select Fund	—	(147)	(5)
Global Equity Fund	—	(4)	— (a)

(a) Rounds to less than $1.

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying Statements of Assets and Liabilities. As of October 31, 2010, the Funds had outstanding when-issued purchase commitments covered by the segregated assets as identified on the Schedules of Portfolio Investments.

Securities Lending:

The Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Large Cap Growth Fund, Balanced Fund and Core Bond Index Fund may lend

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

securities from their portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Trust will limit its securities lending activity to 33 1/3% of the total assets of each Fund. KeyBank National Association ("KeyBank"), custodian to the Funds named above and an affiliate of VCM, serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which it receives a fee. KeyBank's fee is computed monthly in arrears and is 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the fiscal year ended October 31, 2010, KeyBank received $255 thousand in total from the Trust, The Victory Variable Insurance Funds and/or The Victory Institutional Funds (collectively, the "Victory Trusts") for its services as lending agent. Under guidelines established by the Board, the Funds must maintain loan collateral from the borrower (at KeyBank) at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations to secure the return of the loaned securities.

Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, consistent with the Trust's securities lending guidelines, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as an asset of the Funds, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Loans are subject to termination by the Trust or the borrower at any time.

The following Funds loaned securities and received cash collateral with the following values as of October 31, 2010 (in thousands):

	Value of Loaned Securities	Value of Collateral	Average Loan Outstanding During the Year	Income Received by KeyBank from Securities Lending
Value Fund	$12,743	$13,081	$18,804	$6
Established Value Fund	145,463	148,829	106,101	34
Special Value Fund	214,137	222,316	218,899	85
Small Company Opportunity Fund	102,458	105,856	112,917	49
Balanced Fund	7,461	7,714	7,495	3
Core Bond Index Fund	15,302	15,562	18,539	7

The cash collateral received by the Funds in the Victory Trusts on October 31, 2010 was pooled together and invested in the following securities (in thousands):

Value of Collateral
Commercial Paper
Abbey National North America, 0.21%, 11/3/10 (a)	$24,997
Money Market Funds
Fund For Institutions Select Institutional Fund, 0.26% (a)	100,000
Morgan Stanley Institutional Liquidity Fund Prime Money Market Fund, 0.21% (a)	32,900
Repurchase Agreements
Bank of America, 0.22%, 11/1/10 (Date of Agreement, 10/29/10, Proceeds at maturity $120,002 collateralized by $122,242 various government agencies, 0.00%-1.30%, 4/13/11-7/26/13, market value $122,400)	120,000

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

Value of Collateral
Dean Witter, 0.47%, 11/1/10	$120,000
(Date of Agreement, 10/29/10, Proceeds at maturity $120,005 collateralized by $141,333 various government agencies, 0.00%-9.60%, 11/2/10-12/15/66, market value $123,442)
Deutsche Bank, 0.21%, 11/1/10 (Date of Agreement, 10/29/10, Proceeds at maturity $120,002 collateralized by $122,436 various corporate securities and government agencies, 0.00%, 11/26/10-1/18/11, market value $122,401)	120,000
RBS Securities, Inc, 0.32%, 11/1/10 Date of Agreement, 10/29/10, Proceeds at maturity $120,003 collateralized by $132,628 various corporate securities and government agencies, 0.00%-6.50%, 1/13/12-9/1/40, market value $132,315)	120,000
Wachovia, 0.32%, 11/1/10 (Date of Agreement, 10/29/10, Proceeds at maturity $120,003 collateralized by $126,077 various corporate securities, 0.00%-5.21%, 3/4/11-4/25/23, market value $123,600)	120,000
Total Value	$757,897

(a)  Rate disclosed is the one-day yield as of 10/31/10.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Large Cap Growth Fund and Investment Grade Convertible Fund. Dividends from net investment income are declared and paid monthly for the Balanced Fund, Core Bond Index Fund, Fund for Income, National Municipal Bond Fund and Ohio Municipal Bond Fund. Dividends from net investment income are declared and paid annually for the International Fund, International Select Fund and Global Equity Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclass of market discounts and premiums, paydown gains or losses, and swap gains or losses) such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the accompanying Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

Other:

Expenses that are directly related to a Fund are charged directly to that fund. Other operating expenses of the Trust are prorated to each fund in the Trust on the basis of relative net assets or other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2010 were as follows (in thousands):

Fund Name	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Value Fund	$170,547	$186,085	$—	$—
Stock Index Fund	3,313	6,712	—	—
Established Value Fund	335,915	200,297	—	—
Special Value Fund	1,057,457	1,225,238	—	—
Small Company Opportunity Fund	472,875	313,382	—	—
Large Cap Growth Fund	83,327	40,956	—	—
Balanced Fund	117,600	128,528	91,682	89,477
Investment Grade Convertible Fund	6,851	10,204	—	—
Core Bond Index Fund	276,882	323,238	437,274	430,449
Fund for Income	56	—	430,457	203,123
National Municipal Bond Fund	119,183	90,600	—	—
Ohio Municipal Bond Fund	64,739	60,271	—	—
International Fund	65,418	67,189	—	—
International Select Fund	70,780	71,060	—	—
Global Equity Fund	8,433	3,764	—	—

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by VCM, a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid decrease at various asset levels as a Fund's assets grow. The investment advisory fees of the Value Fund, Special Value Fund, Large Cap Growth Fund and Investment Grade Convertible Fund are computed at rates ranging from 0.75% to 0.60%; of the Stock Index Fund at rates ranging from 0.25% to 0.15%; of the Established Value Fund at rates ranging from 0.65% to 0.45%; of the Small Company Opportunity Fund at rates ranging from 0.85% to 0.75%; of the Balanced Fund at rates ranging from 0.60% to 0.50%; of the Core Bond Index Fund and Fund for Income at rates ranging from 0.50% to 0.40%; of the National Municipal Bond Fund and Ohio Municipal Bond Fund at rates ranging from 0.55% to 0.45%; and of the International Fund, International Select Fund and Global Equity Fund at rates ranging from 0.80% to 0.70%. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

KeyBank serves as custodian of all the Trust's assets (except the assets of the International Fund, International Select Fund and Global Equity Fund, for which Citibank, N.A. ("Citibank") serves as custodian and receives a fee). For its custody services to the Trust, The Victory Variable Insurance Funds and The Victory Institutional Funds (the "Victory Trusts"), KeyBank receives fees at annualized rates ranging from 0.013% to 0.0025% of the aggregate average daily net assets,

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

excluding the assets of the International Fund, International Select Fund and Global Equity Fund. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate ranging from 0.108% to 0.065% of the aggregate net assets of the Trust and The Victory Variable Insurance Funds (collectively, the "Trusts").

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Funds' transfer agent. Under the terms of the Transfer Agent Agreement, Citi receives for its services an annual fee at a rate ranging from 0.02% to 0.005% of the aggregate net assets of the Trusts. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Trust's 12b-1 Plan, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Funds, except for the Stock Index Fund and the Fund for Income, and 1.00% of the average daily net assets of Class C Shares of the Funds. The Distributor may receive a monthly distribution and service fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of the Fund for Income. The Stock Index Fund does not participate in the Trust's 12b-1 Plan. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class R or Class C Shares of the Funds. For the fiscal year ended October 31, 2010, affiliates of the Adviser or the Funds earned $29 thousand.

The Distributor or financial institutions (directly or through the Distributor), pursuant to a Shareholder Servicing Plan, may receive from Class A Shares of each Fund, except for the Stock Index Fund, a fee of up to 0.25% of the average daily net assets of the Class A Shares of the Funds for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Pursuant to the same Shareholder Servicing Plan, and as payment for the same services, the Distributor or financial institutions (directly or through the Distributor), may receive a fee of up to 0.15% of the average daily net assets of Class A Shares and up to 0.25% of Class R Shares of the Stock Index Fund. Financial institutions may include affiliates of the Adviser. For the fiscal year ended October 31, 2010, affiliates of the Adviser or the Funds earned $511 thousand.

In addition, the Distributor and the transfer agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the fiscal year ended October 31, 2010, the Distributor received approximately $156 thousand from commissions earned on sales of Class A Shares and the transfer agent received $20 thousand from redemptions of Class C Shares of the Funds. A portion the commissions earned on Class A Shares were reallowed to dealers who sold the Funds' shares, including approximately $1 thousand to affiliates of the Funds.

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Funds. The Plan allows the Adviser, the administrator and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to this Plan. To the extent that any payments made by the Funds' administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by the Plan.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the expense limit for the Fund, such excess amount will be the liability of the Adviser. As of October 31, 2010, the expense limits are as follows:

Fund	Class	Expense Limit
Value Fund	Class C Shares	2.00	%#
Value Fund	Class I Shares	0.93	%*
Value Fund	Class R Shares	1.60	%*
Stock Index Fund	Class A Shares	0.70	%*
Stock Index Fund	Class R Shares	0.90	%*
Established Value Fund	Class I Shares	0.95	%*
Special Value Fund	Class C Shares	2.20	%#
Special Value Fund	Class R Shares	2.00	%^
Small Company Opportunity Fund	Class A Shares	1.46	%*
Large Cap Growth Fund	Class C Shares	2.10	%*
Large Cap Growth Fund	Class R Shares	1.65	%*
Balanced Fund	Class C Shares	2.00	%#
Balanced Fund	Class I Shares	0.80	%*
Balanced Fund	Class R Shares	1.60	%*†
Investment Grade Convertible Fund	Class I Shares	1.00	%*
Core Bond Index Fund	Class A Shares	0.90	%*
Core Bond Index Fund	Class I Shares	0.55	%*
Fund For Income	Class C Shares	1.82	%#
National Municipal Bond Fund	Class A Shares	0.99	%*
International Fund	Class A Shares	1.40	%**
International Fund	Class C Shares	2.15	%**
International Fund	Class I Shares	1.15	%**
International Select Fund	Class A Shares	1.40	%**
International Select Fund	Class C Shares	2.15	%**
International Select Fund	Class I Shares	1.15	%**
Global Equity Fund	Class A Shares	1.40	%>>
Global Equity Fund	Class C Shares	2.15	%>>
Global Equity Fund	Class I Shares	1.15	%>>

#  In effect until at least February 28, 2014.

*  In effect until at least February 28, 2011.

^  In effect until at least February 28, 2012.

**  In effect until at least April 31, 2017.

>>  In effect until at least February 28, 2020.

†  Prior to March 1, 2010, the Fund's expense limit was 2.00%.

The Funds noted below have entered into an expense limitation agreement with the Adviser, in which these Funds have agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the above limits. As of

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

October 31, 2010, the following amounts are available to be repaid to the Adviser or have been repaid to the Adviser by the Fund:

Fund	Amount Waived or Reimbursed Available to Recoup	Amount Repaid to Adviser	Expires October 31,
Value Fund	$19,795	$—	2013
Stock Index Fund	7,179	—	2013
Established Value Fund	2,571	—	2013
Large Cap Growth Fund	10,182	—	2013
Balanced Fund	23,544	—	2013
Investment Grade Convertible Fund	5,482	—	2013
Core Bond Index Fund	108,145	—	2013
National Municipal Bond Fund	60,577	—	2013
International Fund	19,098	31,239	2012
International Fund	23,785	—	2013
International Select Fund	18,490	22,705	2012
International Select Fund	23,201	—	2013
Global Equity Fund	132,518	—	2013

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time.

On December 1, 2006, VCM paid the Funds comprising the Trust approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services, Inc. ("BISYS") (BISYS' parent company, BISYS, Inc., was acquired by Citibank on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures required additional disclosure to the Board at the time incurred. On July 29, 2010, Citibank paid approximately $4.1 million after the Securities and Exchange Commission (the "SEC") approved the distribution plan that was in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. Further information, including the methodology of the Fair Fund Plan, is available on the SEC website at www.sec.gov/litigation/admin/2009/34-60011-pdp.pdf. The amounts are disclosed as "Net increase from payment by the sub-administrator" in the Statements of Operations and the Statements of Changes in Net Assets. The corresponding impact to the total return is disclosed in the Financial Highlights, except for Small Company Opportunity Fund and Large Cap Growth Fund which impacted total return by less than 0.01%.

5.  Risks:

The Ohio Municipal Bond Fund invests primarily in municipal debt obligations issued by the state of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to economic and political factors which might adversely affect municipalities and companies within Ohio than are other types of funds which are not geographically concentrated to the same extent.

The International Fund, International Select Fund and Global Equity Fund invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $150 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.30% on $150 million for providing the Line of Credit. For the fiscal year ended October 31, 2010, KeyCorp earned approximately $450 thousand for the Line of Credit fee. Each Fund in the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding and average interest rate for each Fund during the fiscal year ended October 31, 2010 were as follows (dollar amounts in thousands):

Fund	Average Loan		Average Rate
Value Fund	$27		1.67%
Special Value Fund	69		1.80%
Small Company Opportunity Fund	33		1.72%
Balanced Fund	4		1.72%
Investment Grade Convertible	12		1.66%
Core Bond Index Fund	22		1.71%
Fund for Income	2		1.54%
National Municipal Bond Fund	—	(a)	1.54%
Ohio Municipal Bond Fund	1		1.85%

(a)  Rounds to less than $1.

As of October 31, 2010, the Funds had no loans outstanding with KeyCorp.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

7.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Distribution in Excess of Earnings	Total Distributions Paid
Value Fund	$1,670	$—	$1,670	$—	$—	$1,670
Stock Index Fund	446	—	446	—	—	446
Established Value Fund	1,894	5,785	7,679	—	—	7,679
Special Value Fund	1,007	—	1,007	—	735	1,742
Small Company Opportunity Fund	764	—	764	—	—	764
Balanced Fund	2,205	—	2,205	—	26	2,231
Investment Grade Convertible Fund	1,311	—	1,311	—	—	1,311
Core Bond Index Fund	7,239	—	7,239	—	—	7,239
Fund for Income	24,649	—	24,649	—	—	24,649
National Municipal Bond Fund	1,500	280	1,780	3,607	—	5,387
Ohio Municipal Bond Fund	771	1,526	2,297	3,794	—	6,091
International Fund	1,546	—	1,546	—	—	1,546
International Select Fund	2,160	—	2,160	—	—	2,160

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Return of Capital	Total Distributions Paid
Value Fund	$2,292	$—	$2,292	$—	$—	$2,292
Stock Index Fund	581	—	581	—	—	581
Established Value Fund	1,940	—	1,940	—	—	1,940
Special Value Fund	4,226	—	4,226	—	—	4,226
Small Company Opportunity Fund	1,145	—	1,145	—	140	1,285
Balanced Fund	2,504	—	2,504	—	—	2,504
Investment Grade Convertible Fund	763	—	763	—	—	763
Core Bond Fund		7,655	—	7,655	—	7,655
Fund for Income	19,491	—	19,491	—	—	19,491
National Municipal Bond Fund	7	—	7	2,949	—	2,956
Ohio Municipal Bond Fund	4	—	4	3,865	—	3,869

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation Depreciation*	Total Accumulated Earnings/ Deficit
Value Fund	$—	$4	$—	$4	$—	$(47,428)	$14,881	$(32,543)
Stock Index Fund	—	20	—	20	—	(5,337)	16,705	11,388
Established Value Fund	—	24,874	15,121	39,995	—	—	97,774	137,769
Special Value Fund	—	—	—	—	—	(375,200)	174,574	(200,626)
Small Company Opportunity Fund	—	239	—	239	—	(42,631)	76,117	33,725
Large Cap Growth Fund	—	—	—	—	—	(1,486)	28,826	27,340
Balanced Fund	—	—	—	—	—	(12,904)	5,826	(7,078)
Investment Grade Convertible Fund	—	235	—	235	—	(7,417)	2,858	(4,324)
Core Bond Index Fund	—	25	—	25	—	(5,608)	(7,327)	(12,910)
Fund for Income	—	947	—	947	—	(54,937)	17,663	(36,327)
National Muncipal Bond Fund	116	1,137	1,292	2,545	—	—	7,097	9,642
Ohio Municipal Bond Fund	104	1,133	332	1,569	—	—	7,273	8,842
International Fund	—	2,467	2,028	4,495	—	—	14,258	18,753
International Select Fund	—	1,494	2,117	3,611	—	—	14,737	18,348
Global Equity Fund	—	109	—	109	—	(142)	603	570

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

As of October 31, 2010, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (in thousands):

	Expiration Year
	2011	2012	2013	2014	2015	2016	2017	2018	Total
Value Fund	$—	$—	$—	$—	$—	$13,690	$33,738	$—	$47,428
Stock Index Fund	5,337	—	—	—	—	—	—	—	5,337
Special Value Fund	—	—	—	—	—	14,851	360,349	—	375,200
Small Company Opportunity Fund	—	—	—	—	—	—	42,631	—	42,631
Large Cap Growth Fund	—	—	—	—	—	—	1,486	—	1,486
Balanced Fund	—	—	—	—	—	—	12,904	—	12,904
Investment Grade Convertible Fund	—	—	—	—	—	4,125	3,292	—	7,417
Core Bond Index Fund	—	—	29	4,629	—	949	—	—	5,607
Fund for Income	6,735	14,071	7,637	6,110	9,829	3,917	3,075	3,563	54,937
Global Equity Fund	—	—	—	—	—	—	—	142	142

During the year ended October 31, 2010, the Value Fund, Special Value Fund, Small Company Opportunity Fund, Large Cap Growth Fund, Balanced Fund, Investment Grade Convertible Fund and Core Bond Index Fund utilized $5,999, $87,189, $32,050, $1,464, $5,758, $633 and $5,033, respectively, (in thousands) of capital loss carryforwards.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of October 31, 2010 were as follows (in thousands)

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Value Fund	$136,266	$19,587	$(4,706)	$14,881
Stock Index Fund	19,362	19,575	(2,870)	16,705
Established Value Fund	616,298	102,466	(4,692)	97,774
Special Value Fund	1,160,673	245,757	(71,183)	174,574
Small Company Opportunity Fund	707,679	94,203	(18,086)	76,117
Large Cap Growth Fund	106,484	30,279	(1,453)	28,826
Balanced Fund	100,871	9,819	(3,993)	5,826
Investment Grade Convertible Fund	26,871	3,580	(722)	2,858
Core Bond Index Fund	178,656	3,025	(10,352)	(7,327)
Fund For Income	598,478	25,140	(7,477)	17,663
National Municipal Bond Fund	131,253	7,127	(30)	7,097
Ohio Municipal Bond Fund	112,330	7,349	(76)	7,273
International Fund	48,069	14,577	(460)	14,117
International Select Fund	48,929	14,770	(176)	14,594
Global Equity Fund	4,736	695	(105)	590

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2010

8.  Subsequent Events:

On November 5, 2010, the Board approved changes to the Balanced Fund, which included changing the total annual operating expenses after waiver and/or expense reimbursement, and to the Core Bond Index Fund, which included changing the name (formerly, Core Bond Fund) and the total annual operating expenses after waiver and/or expense reimbursement, which were effective on November 8, 2010. Below are the expense limits that went into effect:

Fund	Class	Expense Limit
Balanced Fund	Class A Shares	1.14	%(a)
Balanced Fund	Class C Shares	1.85	%(b)
Balanced Fund	Class R Shares	1.45	%(a)
Balanced Fund	Class I Shares	0.65	%(a)
Core Bond Index Fund	Class A Shares	0.65	%(a)
Core Bond Index Fund	Class I Shares	0.30	%(a)

(a)  In effect until at least February 28, 2012.

(b)  In effect until at least February 28, 2014.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Victory Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Victory Portfolios, constituting the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Large Cap Growth Fund, Balanced Fund, Investment Grade Convertible Fund, Core Bond Index Fund (formerly Core Bond Fund), Fund for Income, National Municipal Bond Fund, Ohio Municipal Bond Fund, International Fund, International Select Fund, and Global Equity Fund (the "Funds"), as of October 31, 2010, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for each of the two years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the respective periods ended October 31, 2008 and prior were audited by another registered public accounting firm whose report dated December 22, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Portfolios as of October 31, 2010, the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for each of the two years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2010

  Supplemental Information
The Victory Portfolios  October 31, 2010

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eleven Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 23 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees.

David Brooks Adcock, 59	Trustee	February 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System (1982-2006).	None.

Nigel D. T. Andrews, 63	Vice Chair and Trustee	August 2002	Retired.	Chemtura Corporation; Old Mutual plc.

Teresa C. Barger, 55	Trustee	December 2008	Chief Investment Officer/Chief Executive Officer, Cartica Capital LLC (asset management) (since 2007); Director, Corporate Governance and Capital Markets Advisory Department for the World Bank and International Finance Corporation (2004-2007).	None.

E. Lee Beard, 59	Trustee	February 2005	Principal Owner, (since 2005) The Henlee Group, LLC (consulting); President/Owner, ELB Consultants (2003-2005).	None.

John L. Kelly, 57	Trustee	May 2008	Private Investor (since 2009); Managing Director, JL Thornton & Co. (financial consultant) (2003-2009).	None.

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Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
David L. Meyer, 53	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

Karen F. Shepherd, 70	Trustee	August 2002	Retired.	None.

Leigh A. Wilson, 65	Chair and Trustee	November 1994	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum.	None.

Interested Trustees.

David C. Brown, 38	Trustee	May 2008	President, Investments and Operations (since 2010) and Chief Operating Officer, the Adviser.	None.

Robert L. Wagner, 56	Trustee	December 2009	Chief Executive Officer, the Adviser.	None.

Messrs. Brown and Wagner are "Interested Persons" by reason of their relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 1-800-539-3863.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael Policarpo, II, 36	President	May 2008	Senior Managing Director (since 2010) and Managing Director (2005-2010), the Adviser.

Derrick A. MacDonald, 40	Vice President	August 2010	Managing Director of the Adviser, Fund Administration, Technology & Operations (since 2008); Global Business Director, Avery Dennison (2004-2008).

Christopher K. Dyer, 48	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Jay G. Baris, 56	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Christopher E. Sabato, 42	Treasurer	May 2006	Senior Vice President, Treasurer Services, Citi Fund Services, Inc.

Eric B. Phipps, 39	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services, Inc. (since 2006); Staff Accountant, United States Securities and Exchange Commission (2004-2006).

Edward J. Veilleux, 67	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-539-3863. The information included in the Funds' Statement of Additional Information, which is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10-10/31/10	Expense Ratio During Period** 5/1/10-10/31/10
Value Fund
Class A Shares	$1,000.00	$984.60	$6.25	1.25%
Class C Shares	1,000.00	980.50	9.98	2.00%
Class R Shares	1,000.00	982.70	8.00	1.60%
Class I Shares	1,000.00	986.20	4.66	0.93%
Stock Index Fund
Class A Shares	1,000.00	1,004.20	3.54	0.70%
Class R Shares	1,000.00	1,002.60	4.54	0.90%
Established Value Fund
Class A Shares	1,000.00	1,019.10	5.80	1.14%
Class R Shares	1,000.00	1,018.40	6.36	1.25%
Class I Shares	1,000.00	1,019.90	4.84	0.95%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

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	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10-10/31/10	Expense Ratio During Period** 5/1/10-10/31/10
Special Value Fund
Class A Shares	$1,000.00	$1,003.80	$6.01	1.19%
Class C Shares	1,000.00	998.70	10.73	2.13%
Class R Shares	1,000.00	1,002.10	7.57	1.50%
Class I Shares	1,000.00	1,005.50	4.35	0.86%
Small Company Opportunity Fund
Class A Shares	1,000.00	967.10	7.09	1.43%
Class R Shares	1,000.00	966.10	8.23	1.66%
Class I Shares	1,000.00	969.20	5.16	1.04%
Large Cap Growth Fund
Class A Shares	1,000.00	1,070.00	6.63	1.27%
Class C Shares	1,000.00	1,065.40	10.93	2.10%
Class R Shares	1,000.00	1,068.90	8.60	1.65%
Balanced Fund
Class A Shares	1,000.00	1,004.20	6.06	1.20%
Class C Shares	1,000.00	1,000.00	10.08	2.00%
Class R Shares	1,000.00	1,002.10	8.07	1.60%
Class I Shares	1,000.00	1,005.30	4.04	0.80%
Investment Grade Convertible Fund
Class A Shares	1,000.00	1,029.90	7.01	1.37%
Class I Shares	1,000.00	1,031.70	5.12	1.00%
Core Bond Index Fund
Class A Shares	1,000.00	1,038.70	4.62	0.90%
Class I Shares	1,000.00	1,040.50	2.83	0.55%
Fund for Income
Class A Shares	1,000.00	1,053.90	5.07	0.98%
Class C Shares	1,000.00	1,049.70	9.04	1.75%
Class R Shares	1,000.00	1,054.70	5.13	0.99%
National Municipal Bond Fund
Class A Shares	1,000.00	1,040.30	5.09	0.99%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,035.30	5.18	1.01%
International Fund
Class A Shares	1,000.00	1,111.40	7.45	1.40%
Class C Shares	1,000.00	1,107.70	11.42	2.15%
Class I Shares	1,000.00	1,113.70	5.65	1.06%
International Select Fund
Class A Shares	1,000.00	1,115.90	7.47	1.40%
Class C Shares	1,000.00	1,111.20	11.44	2.15%
Class I Shares	1,000.00	1,117.30	5.76	1.08%
Global Equity Fund
Class A Shares	1,000.00	1,090.50	7.38	1.40%
Class C Shares	1,000.00	1,086.60	11.31	2.15%
Class I Shares	1,000.00	1,091.50	6.06	1.15%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

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Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10-10/31/10	Expense Ratio During Period** 5/1/10-10/31/10
Value Fund
Class A Shares	$1,000.00	$1,018.90	$6.36	1.25%
Class C Shares	1,000.00	1,015.12	10.16	2.00%
Class R Shares	1,000.00	1,017.14	8.13	1.60%
Class I Shares	1,000.00	1,020.52	4.74	0.93%
Stock Index Fund
Class A Shares	1,000.00	1,021.68	3.57	0.70%
Class R Shares	1,000.00	1,020.67	4.58	0.90%
Established Value Fund
Class A Shares	1,000.00	1,019.46	5.80	1.14%
Class R Shares	1,000.00	1,018.90	6.36	1.25%
Class I Shares	1,000.00	1,020.42	4.84	0.95%
Special Value Fund
Class A Shares	1,000.00	1,019.21	6.06	1.19%
Class C Shares	1,000.00	1,014.47	10.82	2.13%
Class R Shares	1,000.00	1,017.64	7.63	1.50%
Class I Shares	1,000.00	1,020.87	4.38	0.86%
Small Company Opportunity Fund
Class A Shares	1,000.00	1,018.00	7.27	1.43%
Class R Shares	1,000.00	1,016.84	8.44	1.66%
Class I Shares	1,000.00	1,019.96	5.30	1.04%
Large Cap Growth Fund
Class A Shares	1,000.00	1,018.80	6.46	1.27%
Class C Shares	1,000.00	1,014.62	10.66	2.10%
Class R Shares	1,000.00	1,016.89	8.39	1.65%
Balanced Fund
Class A Shares	1,000.00	1,019.16	6.11	1.20%
Class C Shares	1,000.00	1,015.12	10.16	2.00%
Class R Shares	1,000.00	1,017.14	8.13	1.60%
Class I Shares	1,000.00	1,021.17	4.08	0.80%
Investment Grade Convertible Fund
Class A Shares	1,000.00	1,018.30	6.97	1.37%
Class I Shares	1,000.00	1,020.16	5.09	1.00%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

  Supplemental Information — continued
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(Unaudited)

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10-10/31/10	Expense Ratio During Period** 5/1/10-10/31/10
Core Bond Index Fund
Class A Shares	$1,000.00	$1,020.67	$4.58	0.90%
Class I Shares	1,000.00	1,022.43	2.80	0.55%
Fund for Income
Class A Shares	1,000.00	1,020.27	4.99	0.98%
Class C Shares	1,000.00	1,016.38	8.89	1.75%
Class R Shares	1,000.00	1,020.21	5.04	0.99%
National Municipal Bond Fund
Class A Shares	1,000.00	1,020.21	5.04	0.99%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,020.11	5.14	1.01%
International Fund
Class A Shares	1,000.00	1,018.15	7.12	1.40%
Class C Shares	1,000.00	1,014.37	10.92	2.15%
Class I Shares	1,000.00	1,019.86	5.40	1.06%
International Select Fund
Class A Shares	1,000.00	1,018.15	7.12	1.40%
Class C Shares	1,000.00	1,014.37	10.92	2.15%
Class I Shares	1,000.00	1,019.76	5.50	1.08%
Global Equity Fund
Class A Shares	1,000.00	1,018.15	7.12	1.40%
Class C Shares	1,000.00	1,014.37	10.92	2.15%
Class I Shares	1,000.00	1,019.41	5.85	1.15%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

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Additional Federal Income Tax Information

For the year ended October 31, 2010, the Funds qualified dividend income for the purposes or reduced individual federal tax rates of:

Amount
Value Fund	100%
Stock Index Fund	100%
Established Value Fund	17%
Special Value Fund	100%
Small Company Fund	100%
Balanced Fund	54%
Investment Grade Convertible Fund	12%
International Fund	55%
International Select Fund	39%
Global Equity Fund	37%

Dividends qualifying for corporate dividends received deduction of:

Amount
Value Fund	100%
Stock Index Fund	100%
Established Value Fund	17%
Special Value Fund	100%
Small Company Fund	100%
Balanced Fund	50%
Investment Grade Convertible Fund	11%
Global Equity Fund	16%

For the year ended October 31, 2010, the following Funds designated tax-exempt income distributions (in thousands):

Amount
National Municipal Bond Fund	$3,607
Ohio Municipal Bond Fund	3,794

For the year ended October 31, 2010, the following Funds designated short-term capital gain distributions (in thousands):

Amount
National Municipal Bond Fund	$1,485
Ohio Municipal Bond Fund	737
International Fund	1,208
International Select Fund	2,057

For the year ended October 31, 2010, the following Funds designated long-term capital gain distributions (in thousands):

Amount
Established Value Fund	$5,785
National Municipal Bond Fund	281
Ohio Municipal Bond Fund	1,527

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(Unaudited)

For the year ended October 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following Funds designated the following amounts as qualified interest income distribution:

Amount
Balanced Fund	53%
Investment Grade Convertible Fund	13%
Core Bond Index Fund	92%
Fund for Income	99%

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2010 were as follows:

	Foreign Source Income	Foreign Tax Expense
International Fund	0.29	0.04
International Select Fund	0.28	0.05
Global Equity Fund	0.08	0.01

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The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

VP-ANN (12/10)

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Ms. E. Lee Beard, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2010	2009
(a) Audit Fees (1)	368,000	365,414
(b) Audit-Related Fees (2)	3,063	3,212
(c) Tax Fees (3)	103,500	99,000
(d) All Other Fees (4)	0	0

(1)          Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  For the fiscal year ended October 31, 2010, the audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.  For the fiscal year ended October 31, 2009, the audit fees billed for professional services by Ernst & Young LLP and PricewaterhouseCoopers LLP for audit compliance, audit advice and audit planning were $352,000 and $13,414, respectively.

(2)          Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)          Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4)          For fiscal years ended October 31, 2010 and October 31, 2009, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for both 2010 and 2009 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the registrants analysis of complex securities.

(e)(1)The registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) - Not applicable

(g)

2010	$132,500
2009	$121,000

(h) The registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer
Date	December 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Policarpo II
Michael Policarpo II, President
Date	December 23, 2010

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer
Date	December 23, 2010